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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated July 24, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-8




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
                                TABLE OF CONTENTS


PRELIMINARY STATEMENT..................................................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms............................................................................
Section 1.02  Interest Calculations....................................................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.............................................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..........................................
Section 2.03  Representations, Warranties and Covenants of the Servicer................................
Section 2.04  Representations and Warranties of the Depositor as to the Mortgage Loans.................
Section 2.05  Designation of Interests in the REMICs...................................................
Section 2.06  Designation of Start-up Day..............................................................
Section 2.07  REMIC Certificate Maturity Date..........................................................
Section 2.08  Execution and Delivery of Certificates...................................................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans.......................................................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.................................
Section 3.03  Fidelity Bond; Errors and Omissions Insurance............................................
Section 3.04  Access to Certain Documentation..........................................................
Section 3.05  Maintenance of Primary Insurance Policy; Claims..........................................
Section 3.06  Rights of the Depositor and the Trustee in Respect of the Servicer.......................
Section 3.07  Trustee to Act as Servicer...............................................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate
                Account................................................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items; Escrow Accounts......................
Section 3.10  Access to Certain Documentation and Information Regarding the Mortgage Loans.............
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Accounts.......
Section 3.12  Maintenance of Hazard Insurance..........................................................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements................................
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property..................................
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..........................................
Section 3.16  Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee....
Section 3.17  Servicing Compensation...................................................................
Section 3.18  Annual Statement as to Compliance........................................................
Section 3.19  Annual Independent Public Accountants' Servicing Statement; Financial Statements.........
Section 3.20  Advances.................................................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..........................................
Section 3.22  Reports to the Securities and Exchange Commission........................................


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate...................................................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions............................................................................
Section 5.02  Priorities of Distributions..............................................................
Section 5.03  Allocation of Losses.....................................................................
Section 5.04  Statements to Certificateholders.........................................................
Section 5.05  Tax Returns and Reports to Certificateholders............................................
Section 5.06  Tax Matters Person.......................................................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...............................
Section 5.08  REMIC Related Covenants..................................................................
Section 5.09  Determination of LIBOR...................................................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.........................................................................
Section 6.02  Registration of Transfer and Exchange of Certificates....................................
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates........................................
Section 6.04  Persons Deemed Owners....................................................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer.................................
Section 7.02  Merger or Consolidation of the Depositor or the Servicer.................................
Section 7.03  Limitation on Liability of the Depositor, the Servicer and Others........................
Section 7.04  Depositor and Servicer Not to Resign.....................................................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default........................................................................
Section 8.02  Remedies of Trustee......................................................................
Section 8.03  Directions by Certificateholders and Duties of Trustee During Event of Default...........
Section 8.04  Action upon Certain Failures of the Servicer and upon Event of Default...................
Section 8.05  Trustee to Act; Appointment of Successor.................................................
Section 8.06  Notification to Certificateholders.......................................................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee........................................................................
Section 9.02  Certain Matters Affecting the Trustee....................................................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans....................................
Section 9.04  Trustee May Own Certificates.............................................................
Section 9.05  Eligibility Requirements for Trustee.....................................................
Section 9.06  Resignation and Removal of Trustee.......................................................
Section 9.07  Successor Trustee........................................................................
Section 9.08  Merger or Consolidation of Trustee.......................................................
Section 9.09  Appointment of Co-Trustee or Separate Trustee............................................
Section 9.10  Authenticating Agents....................................................................
Section 9.11  Trustee's Fees and Expenses..............................................................
Section 9.12  Appointment of Custodian.................................................................
Section 9.13  Paying Agents............................................................................
Section 9.14  Limitation of Liability..................................................................
Section 9.15  Trustee May Enforce Claims Without Possession of Certificates............................
Section 9.16  Suits for Enforcement....................................................................
Section 9.17  Waiver of Bond Requirement...............................................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement................................


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans..........
Section 10.02 Additional Termination Requirements......................................................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment................................................................................
Section 11.02 Recordation of Agreement.................................................................
Section 11.03 Limitation on Rights of Certificateholders...............................................
Section 11.04 Governing Law............................................................................
Section 11.05 Notices..................................................................................
Section 11.06 Severability of Provisions...............................................................
Section 11.07 Certificates Nonassessable and Fully Paid................................................
Section 11.08 Access to List of Certificateholders.....................................................
Section 11.09 Recharacterization.......................................................................

EXHIBITS

Exhibit A-1-A-1     -    Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2     -    Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3     -    Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4     -    Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5     -    Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6     -    Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7     -    Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8     -    Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-9     -    Form of Face of Class 1-A-9 Certificate
Exhibit A-1-A-10    -    Form of Face of Class 1-A-10 Certificate
Exhibit A-1-A-11    -    Form of Face of Class 1-A-11 Certificate
Exhibit A-1-A-12    -    Form of Face of Class 1-A-12 Certificate
Exhibit A-1-A-13    -    Form of Face of Class 1-A-13 Certificate
Exhibit A-1-A-14    -    Form of Face of Class 1-A-14 Certificate
Exhibit A-1-A-15    -    Form of Face of Class 1-A-15 Certificate
Exhibit A-1-A-16    -    Form of Face of Class 1-A-16 Certificate
Exhibit A-1-A-17    -    Form of Face of Class 1-A-17 Certificate
Exhibit A-1-A-18    -    Form of Face of Class 1-A-18 Certificate
Exhibit A-1-A-19    -    Form of Face of Class 1-A-19 Certificate
Exhibit A-1-A-R     -    Form of Face of Class 1-A-R Certificate
Exhibit A-1-A-LR    -    Form of Face of Class 1-A-LR Certificate
Exhibit A-2-A-1     -    Form of Face of Class 2-A-1 Certificate
Exhibit A-3-A-1     -    Form of Face of Class 3-A-3 Certificate
Exhibit A-3-A-2     -    Form of Face of Class 3-A-3 Certificate
Exhibit A-3-A-3     -    Form of Face of Class 3-A-3 Certificate
Exhibit A-A-PO      -    Form of Face of Class A-PO Certificate
Exhibit B-1-B-1     -    Form of Face of Class 1-B-1 Certificate
Exhibit B-1-B-2     -    Form of Face of Class 1-B-2 Certificate
Exhibit B-1-B-3     -    Form of Face of Class 1-B-3 Certificate
Exhibit B-1-B-4     -    Form of Face of Class 1-B-4 Certificate
Exhibit B-1-B-5     -    Form of Face of Class 1-B-5 Certificate
Exhibit B-1-B-6     -    Form of Face of Class 1-B-6 Certificate
Exhibit B-2-B-1     -    Form of Face of Class 2-B-1 Certificate
Exhibit B-2-B-2     -    Form of Face of Class 2-B-2 Certificate
Exhibit B-2-B-3     -    Form of Face of Class 2-B-3 Certificate
Exhibit B-2-B-4     -    Form of Face of Class 2-B-4 Certificate
Exhibit B-2-B-5     -    Form of Face of Class 2-B-5 Certificate
Exhibit B-2-B-6     -    Form of Face of Class 2-B-6 Certificate
Exhibit B-3-B-1     -    Form of Face of Class 3-B-1 Certificate
Exhibit B-3-B-2     -    Form of Face of Class 3-B-2 Certificate
Exhibit B-3-B-3     -    Form of Face of Class 3-B-3 Certificate
Exhibit B-3-B-4     -    Form of Face of Class 3-B-4 Certificate
Exhibit B-3-B-5     -    Form of Face of Class 3-B-5 Certificate
Exhibit B-3-B-6     -    Form of Face of Class 3-B-6 Certificate


Exhibit C      Form of Reverse of all Certificates...................................................
Exhibit D-1    Mortgage Loan Schedule (Loan Group 1).................................................
Exhibit D-2    Mortgage Loan Schedule (Loan Group 2).................................................
Exhibit D-3    Mortgage Loan Schedule (Loan Group 3).................................................
Exhibit E      Request for Release of Documents......................................................
Exhibit F      Form of Certification of Establishment of Account.....................................
Exhibit G-1    Form of Transferor's Certificate......................................................
Exhibit G-2A   Form 1 of Transferee's Certificate....................................................
Exhibit G-2B   Form 2 of Transferee's Certificate....................................................
Exhibit H      Form of Transferee Representation Letter
               for ERISA Restricted Certificates.....................................................
Exhibit I      Form of Affidavit Regarding Transfer of Residual Certificates.........................
Exhibit J      Contents of Servicing File............................................................
Exhibit K      Form of Special Servicing Agreement...................................................
Exhibit L      List of Recordation States............................................................
Exhibit M      PAC Group Schedule and TAC Group Schedule.............................................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated July 24, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class 1-A-18, Class 1-A-R, Class 1-A-LR and Class A-PO Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class 1-A-18A Component, Class 1-A-18B Component, Class 1-A-18C Component, Class 1-A-PO Component, Class 2-A-PO Component and Class 3-A-PO Component (collectively, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class 1-A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class 1-A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                  Integral
                                                                  Multiples
                Initial Class        Pass-Through  Minimum        in Excess
Classes         Certificate Balance  Rate          Denomination   of Minimum
-------         -------------------  ----          ------------   ----------
Class 1-A-1     $ 278,842,000.00     6.750%        $1,000         $1
Class 1-A-2     $  83,300,000.00     6.750%        $1,000         $1
Class 1-A-3     $  70,000,000.00     6.750%        $1,000         $1
Class 1-A-4     $   8,331,000.00     6.750%        $1,000         $1,000
Class 1-A-5     $  12,526,000.00     6.750%        $1,000         $1
Class 1-A-6     $  10,000,000.00     6.750%        $1,000         $1
Class 1-A-7     $  25,000,000.00     6.000%        $1,000         $1
Class 1-A-8     $  46,787,029.00     (1)           $1,000         $1
Class 1-A-9     $  12,129,971.00     (2)           $1,000         $1
Class 1-A-10    $   1,436,000.00     6.750%        $1,000         $1
Class 1-A-11    $   2,140,000.00     6.750%        $1,000         $1
Class 1-A-12    $   1,450,000.00     6.750%        $1,000         $1
Class 1-A-13    $   2,213,000.00     6.750%        $1,000         $1
Class 1-A-14    $   9,474,000.00     6.750%        $1,000         $1
Class 1-A-15    $  32,745,000.00     5.750%        $1,000         $1
Class 1-A-16    $  10,190,000.00     6.500%        $1,000         $1
Class 1-A-17    $  15,002,000.00     6.750%        $1,000         $1
Class 1-A-18               (3)       (3)           $1,000         $1
Class 1-A-19    $  72,000,000.00     6.750%        $1,000         $1
Class 1-A-R     $          50.00     6.750%        $50            N/A
Class 1-A-LR    $          50.00     6.750%        $50            N/A
Class 2-A-1     $ 298,820,000.00     6.500%        $1,000         $1
Class 3-A-1     $ 117,069,000.00     6.750%        $1,000         $1
Class 3-A-2     $   8,729,000.00     6.750%        $1,000         $1
Class 3-A-3     $  14,500,000.00     6.750%        $1,000         $1
Class 1-B-1     $  12,264,000.00     6.750%        $25,000        $1
Class 1-B-2     $   5,411,000.00     6.750%        $25,000        $1
Class 1-B-3     $   2,886,000.00     6.750%        $25,000        $1
Class 1-B-4     $   1,804,000.00     6.750%        $25,000        $1
Class 1-B-5     $   1,443,000.00     6.750%        $25,000        $1
Class 1-B-6     $   1,442,985.06     6.750%        $25,000        $1
Class 2-B-1     $   1,976,000.00     6.500%        $25,000        $1
Class 2-B-2     $   1,064,000.00     6.500%        $25,000        $1
Class 2-B-3     $     608,000.00     6.500%        $25,000        $1
Class 2-B-4     $     304,000.00     6.500%        $25,000        $1
Class 2-B-5     $     304,000.00     6.500%        $25,000        $1
Class 2-B-6     $     304,706.60     6.500%        $25,000        $1
Class 3-B-1     $   2,842,000.00     6.750%        $25,000        $1
Class 3-B-2     $     802,000.00     6.750%        $25,000        $1
Class 3-B-3     $     438,000.00     6.750%        $25,000        $1
Class 3-B-4     $     438,000.00     6.750%        $25,000        $1
Class 3-B-5     $     292,000.00     6.750%        $25,000        $1
Class 3-B-6     $     292,247.89     6.750%        $25,000        $1
Class A-PO                   (4)       (4)         $25,000        $1

                                                                Integral
                Initial Component    Pass-                      Multiples
                Balance or Component Through    Minimum         In Excess
Components      Notional Amount      Rate       Denomination    Of Minimum
----------      ---------------      ----       ------------    ----------

Class 1-A-PO    $   2,543,293.65       (5)        N/A             N/A
Class 2-A-PO    $     489,677.35       (5)        N/A             N/A
Class 3-A-PO    $     340,025.00       (5)        N/A             N/A
Class 1-A-18A   $   4,851,111.11     6.75%        N/A             N/A
Class 2-A-18B   $     377,407.41]    6.75%        N/A             N/A
Class 3-A-18C   $   2,777,777.48     6.75%        N/A             N/A

(1) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-8 Certificates at a rate of 4.685% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-8 Certificates at a per annum rate equal to (i) 0.850% plus (ii) LIBOR, subject to a minimum rate of 0.850% and a maximum rate of 8.50%.

(2) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-9 Certificates at a rate of 14.715% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-9 Certificates at a per annum rate equal to (i) 29.507143% minus (ii) the product of 3.857143 and LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 29.507143%.

(3) The Class 1-A-18 Certificates will be deemed for purposes of the distribution of interest to consist of three Components (the "Class 1-A-18 Components") described in the table. The Components are not severable.

(4) The Class A-PO Certificates will be deemed for purposes of the distribution of principal to consist of three components (the "Class A-PO Components") described in the table. The Components are not severable.

(5) The Class 1-A-PO, Class 2-A-PO and Class 3-A-PO Components will be Principal Only Components and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class 1-A-5 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class 1-A-6 and Class 1-A-14 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 1, (b) for the Class 1-A-10 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class 1-A-8 and Class 1-A-9 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 1 and (c) for the Class 3-A-2 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class 3-A-1 Certificates has been reduced to zero or
(ii) the Senior Credit Support Depletion Date for Group 3.

            Accrual Certificates: The Class 1-A-5, Class 1-A-10 and Class 3-A-2 Certificates.

            Accrual Distribution Amount: For any Distribution Date and any Class of Accrual Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other then the Class 1-A-18 Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance. For any Distribution Date and the Class 1-A-18 Certificates, the sum of the Accrued Component Interest for each Component.

            Accrued Component Interest: For any Distribution Date and each Class 1-A-18 Component, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Notional Amount.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans of such Loan Group: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date and Loan Group, the Initial Bankruptcy Loss Amount for such Loan Group less the aggregate amount of Bankruptcy Losses previously incurred on the Mortgage Loans in such Loan Group during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates of the Related Group.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-8 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Accounts for each Group created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-8." Funds in the related Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class A-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates, as the case may be.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-R,
Class 1-A-LR, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class A-PO Certificates.

            Class A-PO Component: Any of the Class 1-A-PO Component, Class 2-A-PO Component or Class 3-A-PO Component.

            Class A-PO Deferred Amount: As to any Distribution Date and each Class A-PO Component prior to the applicable Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, on the Mortgage Loans in the Related Loan Group to be allocated to the Class A-PO Component of the Related Group on such Distribution Date or previously allocated to such Class A-PO Component and not yet paid with respect to such Class A-PO Component pursuant to Section 5.02(a)(iii).

            Class 1-A-5 Accrual Distribution Amount: For any Distribution Date and the Class 1-A-5 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 1-A-10 Accrual Distribution Amount: For any Distribution Date and the Class 1-A-10 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 1-A-18 Notional Amount: As to any Distribution Date, the sum of the Class 1-A-18A Notional Amount, Class 1-A-18B Notional Amount and Class 1-A-18C Notional Amount.

            Class 1-A-18A Notional Amount: As to any Distribution Date and the Class 1-A-18A Component, 14.81481481% of the Class Certificate Balance of the Class 1-A-15 Certificates.

            Class 1-A-18B Notional Amount: As to any Distribution Date and the Class 1-A-18B Component, 3.70370373% of the Class Certificate Balance of the Class 1-A-16 Certificates.

            Class 1-A-18C Notional Amount: As to any Distribution Date and the Class 1-A-18C Component, 11.11111111% of the Class Certificate Balance of the Class 1-A-7 Certificates.

            Class 1-A-19 Priority Amount: As to any Distribution Date, for the Class 1-A-19 Certificates, the lesser of (i) the Class Certificate Balance of the Class 1-A-19 Certificates and (ii) the product of (a) the Shift Percentage,
(b) the Priority Percentage and (c) the Non-PO Principal Amount for Group 1.

            Class 1-A-19 Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 1-A-19 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 1 immediately prior to such date.

            Class 3-A-2 Accrual Distribution Amount: For any Distribution Date and the Class 3-A-2 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 3-A-3 Priority Amount: As to any Distribution Date, for the Class 3-A-3 Certificates, the lesser of (i) the Class Certificate Balance of the Class 3-A-3 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount for Group 3.

            Class 3-A-3 Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 3-A-3 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 3 immediately prior to such date.

            Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-PO and Class 1-A-18 Certificates) and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of any Class of Accrual Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class 1-A-18 Certificates are Interest-Only Certificates and have no Class Certificate Balance. The Class Certificate Balance of the Class A-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the Class A-PO Components.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class 1-A-18 Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class 1-A-18 Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount thereof pursuant to clause (ii) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: July 24, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Component: As defined in the Preliminary Statement.

            Component Balance: With respect to the Class 1-A-PO Component, Class 2-A-PO Component and Class 3-A-PO Component, and any date of determination, the Initial Component Balance of such Component minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b). The Class 1-A-18A Component, Class 1-A-18B Component and Class 1-A-18C Component are interest-only Components and have no Component Balance.

            Component Interest Distribution Amount: For any Distribution Date and each Class 1-A-18 Component, the sum of (i) the Accrued Component Interest, subject to reduction pursuant to Section 5.02(c), and (ii) any Component Unpaid Interest Shortfall for such Component. The Class A-PO Component are principal-only Components and are not entitled to distributions of interest.

            Component Interest Shortfall: For any Distribution Date and each Component, the amount by which Accrued Component Interest for such Component (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Component on such Distribution Date pursuant to clause (i) of the definition of "Component Interest Distribution Amount."

            Component Notional Amount: As of any Distribution Date, any of the Class 1-A-18A Notional Amount, Class 1-A-18B Notional Amount or the Class 1-A-18C Notional Amount.

            Component Unpaid Interest Shortfall: As to any Distribution Date and a Component, the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Date exceeds the amount of interest actually distributed on such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Corresponding Upper-Tier Class, Classes Component or Components: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes Component or Components, as follows:

Uncertificated Lower-Tier Interest     Corresponding Upper-Tier Class, Classes
                                       or Component or Components

Class 1-A-L1 Interest                  Class 1-A-1, Class 1-A-2, Class 1-A-3,
                                       Class 1-A-4, Class 1-A-5, Class 1-A-6,
                                       Class 1-A-10, Class 1-A-11, Class 1-A-12,
                                       Class 1-A-13, Class 1-A-14, Class 1-A-17 and Class 1-A-19 Certificates

Class 1-A-L7 Interest                  Class 1-A-7 Certificates and Class
                                       1-A-18C Component

Class 1-A-L8 Interest                  Class 1-A-8 and Class 1-A-9 Certificates

Class 1-A-L15 Interest                 Class 1-A-15 Certificates and Class
                                       1-A-18A Component

Class 1-A-L16 Interest                 Class 1-A-16 Certificates and Class
                                       1-A-18B Component

Class A-LUR Interest                   Class 1-A-R Certificate

Class 1-A-LPO Interest                 Class 1-A-PO Component

Class 2-A-L1 Interest                  Class 2-A-1Certificates

Class 2-A-LPO Interest                 Class 2-A-PO Component

Class 3-A-L1 Interest                  Class 3-A-1, Class 3-A-2 and Class 3-A-3
                                       Certificates

Class 3-A-LPO Interest                 Class 3-A-PO Component

Class 1-B-L1 Interest                  Class 1-B-1 Certificates

Class 1-B-L2 Interest                  Class 1-B-2 Certificates

Class 1-B-L3 Interest                  Class 1-B-3 Certificates

Class 1-B-L4 Interest                  Class 1-B-4 Certificates

Class 1-B-L5 Interest                  Class 1-B-5 Certificates

Class 1-B-L6 Interest                  Class 1-B-6 Certificates

Class 2-B-L1 Interest                  Class 2-B-1 Certificates

Class 2-B-L2 Interest                  Class 2-B-2 Certificates

Class 2-B-L3 Interest                  Class 2-B-3 Certificates

Class 2-B-L4 Interest                  Class 2-B-4 Certificates

Class 2-B-L5 Interest                  Class 2-B-5 Certificates

Class 2-B-L6 Interest                  Class 2-B-6 Certificates

Class 3-B-L1 Interest                  Class 3-B-1 Certificates

Class 3-B-L2 Interest                  Class 3-B-2 Certificates

Class 3-B-L3 Interest                  Class 3-B-3 Certificates

Class 3-B-L4 Interest                  Class 3-B-4 Certificates

Class 3-B-L5 Interest                  Class 3-B-5 Certificates

Class 3-B-L6 Interest                  Class 3-B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: July 1, 2001.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $721,360,378.71 for Loan Group 1, $303,870,384.28, for Loan Group 2 and $145,742,273.33 for Loan Group 3.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan, Group 2 Discount Mortgage Loan or Group 3 Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in August 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 or Class 3-B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date and Loan Group, the amount of any (i) Fraud Losses on the Mortgage Loans in such Loan Group in excess of the Fraud Loss Amount for such Loan Group, (ii) Special Hazard Losses on the Mortgage Loans in such Loan Group in excess of the Special Hazard Loss Amount for such Loan Group or (iii) Bankruptcy Losses on the Mortgage Loans in such Loan Group in excess of the Bankruptcy Loss Amount for such Loan Group.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date and Loan Group occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates of the Related Group. Thereafter, the Fraud Loss Amount for such Loan Group shall be equal to the lesser of (i) the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates and the Class A-PO Component of the Related Group and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance for such Loan Group, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance for such Loan Group, and (c) after the fifth anniversary of the Cut-Off Date, zero.

            Group: Either of Group 1, Group 2 or Group 3.

            Group 1: The Group 1-A Certificates, the Class 1-A-PO Component and Group 1-B Certificates.

            Group 1 Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.750% per annum.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 1 Premium Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.750% per annum.

            Group 2: The Group 2-A Certificates, the Class 2-A-PO Component and the Group 2-B Certificates.

            Group 2 Discount Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.500% per annum.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 2 Premium Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.500% per annum.

            Group 3: The Group 3-A Certificates, Class 3-A-PO Component and Group 3-B Certificates.

            Group 3 Discount Mortgage Loan: A Group 3 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.750% per annum.

            Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

            Group 3 Premium Mortgage Loan: A Group 3 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.750% per annum.

            Group 1-A Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15,
Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-R and Class 1-A-LR Certificates.

            Group 2-A Certificates: Class 2-A-1 Certificates.

            Group 3-A Certificates: Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates.

            Group 1-B Certificates: Any of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 or Class 1-B-6 Certificates.

            Group 2-B Certificates: Any of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates.

            Group 3-B Certificates: Any of the Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 or Class 3-B-6 Certificates.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $208,000.00 for Loan Group 1, $100,000.00 for Loan Group 2 and $100,000.00 for Loan Group 3.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-18 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class 1-A-18 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Component Balance: As to the Class A-PO Components, the Component Balance set forth in the Preliminary Statement. The Class 1-A-18 Components are interest-only Components and have no Initial Component Balance.

            Initial Component Notional Amount: As to each Class 1-A-18 Component, the Component Notional Amount set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $7,213,603.79 for Loan Group 1, $3,038,703.84 for Loan Group 2 and $1,457,422.73 for Loan Group 3.

            Initial Notional Amount: For the Class 1-A-18 Certificates, the sum of the Initial Component Notional Amounts for the Class 1-A-18A, Class 1-A-18B and Class 1-A-18C Components.

            Initial Special Hazard Loss Amount: $7,213,603.79 for Loan Group 1, $3,605,663.53 for Loan Group 2 and $2,885,011.82 for Loan Group 3.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class 1-A-8, Class 1-A-9 and Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class A-8 and Class A-9 Certificates, the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than the Class 1-A-18 Certificates), the sum of
(i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class. For any Distribution Date and the Class 1-A-18 Certificates, the sum of the Component Interest Distribution Amounts.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-18 Certificates are the sole Class of Interest-Only Certificates.

            Interest Settlement Rate: As defined in Section 5.10.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.10.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and the State where the Corporate Trust Office is located.

            LIBOR Certificates: Any of the Class 1-A-8 and Class 1-A-9 Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan Group: Either of Loan Group 1, Loan Group 2 or Loan Group 3.

            Loan Group 1: The Group 1 Mortgage Loans.

            Loan Group 2: The Group 2 Mortgage Loans.

            Loan Group 3: The Group 3 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Accounts, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated July 24, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2 and Exhibit D-3, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date;
(ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan;
(xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.750% for each Group 1 Discount Mortgage Loan, 6.500% for each Group 2 Discount Mortgage Loan and 6.750% for each Group 3 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds Compensating Interest for such Loan Group for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: With respect to the (i) Class 1-A-18 Certificates and any date of determination, the Class 1-A-18 Notional Amount, (ii) Class 1-A-18A Component and any date of determination, the Class 1-A-18A Notional Amount, (iii) Class 1-A-18B Component and any date of determination, the Class 1-A-18B Notional Amount, and (iv) Class 1-A-18C Component and any date of determination, the Class 1-A-18C Notional Amount.

            Offered Certificates: The Class A, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                        Class 1-B-1             1.81%
                        Class 1-B-2             1.05%
                        Class 1-B-3             0.65%
                        Class 1-B-4             0.40%
                        Class 1-B-5             0.20%
                        Class 1-B-6             0.00%
                        Class 2-B-1             0.85%
                        Class 2-B-2             0.50%
                        Class 2-B-3             0.30%
                        Class 2-B-4             0.20%
                        Class 2-B-5             0.10%
                        Class 2-B-6             0.00%
                        Class 3-B-1             1.56%
                        Class 3-B-2             1.00%
                        Class 3-B-3             0.70%
                        Class 3-B-4             0.40%
                        Class 3-B-5             0.20%
                        Class 3-B-6             0.00%

            Original Subordinate Certificate Balance: $25,250985.06 for Group 1, $4,560,706.60 for Group 2 and $5,104,247.89 for Group 3.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC Group: The Class 1-A-7, Class 1-A-15, Class 1-A-16 and Class 1-A-17 Certificates, collectively.

            PAC Principal Amount: As to any Distribution Date and for the PAC Group, the amount, if any, that would reduce the balance of the PAC Group to the balance shown in the table set forth in Exhibit M with respect to such Distribution Date.

            Pass-Through Rate: As to each Class of interest-bearing Certificates (other than the Class 1-A-18 Certificates) and each Class 1-A-18 Component, the per annum rate set forth in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Class 1-A-4 Certificate), the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for a Class 1-A-18 Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Class 1-A-4 Certificate, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which said Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAmG" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 1-A-LR, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the related Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan, Group 2 Premium Mortgage Loan or Group 3 Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5, Class 3-B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates of a Group that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for such Group allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Group for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates of such Group that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1, for Loan Group 2, Group 2 and Loan Group 3, Group 3.

            Related Loan Group: For Group 1, Loan Group 1, for Group 2, Loan Group 2 and for Group 3, Loan Group 3.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Reserve Interest Rate: As defined in Section 5.10.

            Residual Certificates: The Class 1-A-R or Class 1-A-LR Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Rounding Account: As defined in Section 3.23.

            Rounding Amount: As defined in Section 3.23.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: As to each Group, the date on which the aggregate Class Certificate Balance of the Subordinate Certificates of such Group is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of such Group immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates of such Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Group plus 70% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Group plus 60% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Group plus 40% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Group plus 20% of the Subordinate Percentage for such Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Group for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for such Group exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for such Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for such Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Group, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage for such Group of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage for such Group of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date and Group as to which any decrease in the Senior Prepayment Percentage for such Group applies, (i) the outstanding principal balance of all Mortgage Loans in the Related Loan Group (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates of such Group (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Related Loan Group as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for such Group set forth below:



                                                           Percentage of
                                                         Original Subordinate
Distribution Date Occurring                              Certificate Balance
---------------------------                              -------------------

August 2006 through July 2007                                    30%

August 2007 through July 2008                                    35%

August 2008 through July 2009                                    40%

August 2009 through July 2010                                    45%

August 2010 and thereafter                                       50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan in the Related Loan Group, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.750% for Group 1, 6.500% for Group 2 and 6.750% for Group 3 and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate shall not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

            Distribution Date Occurring In                      Shift Percentage
            ------------------------------                      ----------------

            August 2001 through July 2006                               0%

            August 2006 through July 2007                              30%

            August 2007 through July 2008                              40%

            August 2008 through July 2009                              60%

            August 2009 through July 2010                              80%

            August 2010 and thereafter                                100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date and Loan Group, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans in such Loan Group, (ii) twice the principal balance of the largest Mortgage Loan in such Loan Group, and (iii) the aggregate principal balance of all Mortgage Loans in such Loan Group secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount for such Loan Group, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. Any Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Special Retail Certificates: The Class 1-A-4 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Group, 100% minus the Senior Percentage for such Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Group, 100% minus the Senior Prepayment Percentage for such Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Group, an amount equal to the sum of (i) the Subordinate Percentage for such Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Group that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Subordinate Percentage for such Group of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            TAC Group: The Class 1-A-8 and Class 1-A-9 Certificates, collectively.

            TAC Principal Amount: As to any Distribution Date and for the TAC Group, the amount, if any, that would reduce the balance of the TAC Group to the balance shown in the table set forth in Exhibit M with respect to such Distribution Date.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Telerate page 3750: As defined in Section 5.10.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Accounts, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Accounts.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0020% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-A-L1, Class 1-A-L7, Class 1-A-L8, Class 1-A-L15, Class 1-A-L16, Class 1-A-LPO, Class 1-A-LUR, Class 2-A-L1, Class 2-A-LPO, Class 3-A-L1, Class 3-A-LPO, Class 1-B-L1, Class 1-B-L2, Class 1-B-L3, Class 1-B-L4, Class 1-B-L5, Class 1-B-L6, Class 2-B-L1, Class 2-B-L2, Class 2-B-L3, Class 2-B-L4, Class 2-B-L5, Class 2-B-L6 Class 3-B-L1, Class 3-B-L2, Class 3-B-L3, Class 3-B-L4, Class 3-B-L5 and Class 3-B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class 1-A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-18 Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-8" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement, if any;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the applicable Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the applicable Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class 1-A-18, Class A-PO, Class 1-A-R and Class 1-A-LR Certificates) and the Classes of Class B Certificates and each Component as "regular interests" and the Class 1-A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class 1-A-L1 Interest, Class 1-A-L7 Interest, Class 1-A-L8 Interest, Class 1-A-L15 Interest, Class 1-A-L16 Interest, Class 1-A-LPO Interest, Class 1-A-LUR Interest, Class 2-A-L1 Interest, Class 2-A-LPO Interest, Class 3-A-L1Interest, Class 3-A-LPO Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest, Class 1-B-L6 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest, Class 2-B-L6 Interest Class 3-B-L1 Interest, Class 3-B-L2 Interest, Class 3-B-L3 Interest, Class 3-B-L4 Interest, Class 3-B-L5 Interest and Class 3-B-L6 Interest as classes of "regular interests" and the Class 1-A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is August 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Accounts and Upper-Tier Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Accounts. The Trustee shall, promptly upon receipt, deposit in the applicable Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the applicable Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the applicable Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in such Certificate Account. All funds required to be deposited in the Certificate Accounts shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Accounts at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Accounts are maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and
(ii) in the case of the Certificate Accounts, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Accounts shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Accounts incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the related Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of either Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Accounts, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-8 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Accounts, and Upper-Tier Certificate Account. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the related Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Accounts for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the applicable Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Accounts;

            (iii) to withdraw and return to the Servicer any amount deposited in either Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the applicable Certificate Account upon termination pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class 1-A-R Certificate shall not receive distributions directly from the Certificate Accounts. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class 1-A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Accounts or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans in a Loan Group for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of
(a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans in such Loan Group and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group for such Distribution Date (for each Loan Group any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.23 Maintenance of the Rounding Accounts; Collections Thereunder.

            On or prior to the Closing Date, the Trustee shall establish a separate account (the "Rounding Account") with respect to the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 in the Rounding Account. The Trustee shall maintain such accounts to provide, if needed, the Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount for Loan Group 1 (after giving effect to the last sentence of this paragraph) for distributions of principal on the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date for Group 1 and (b) the date on which any loss is allocated to the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool Distribution Amount for Loan Group 1 for distributions of principal on the Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Trustee from any Rounding Account shall be deposited in the Certificate Account for Group 1 for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the earlier of (i) the Senior Credit Support Depletion Date for Group 1 and (ii) the date on which any loss is allocated to the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the Rounding Account.

            Amounts on deposit in the Rounding Account shall not be invested.

            The Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of either of the Upper-Tier REMIC or Lower-Tier REMIC, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by the Lower-Tier REMIC to any Rounding Account shall be treated for all federal tax purposes as distributed by the Lower-Tier REMIC to Banc of America Securities LLC.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or applicable Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the applicable Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class 1-A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1, Group 2 solely from the Pool Distribution Amount for Loan Group 2 and Group 3 solely from the Pool Distribution Amount for Loan Group 3:

            (i) to each Class of Senior Certificates and Component (other than the Class A-PO Component and the Class 1-A-LR Certificates) of such Group, an amount allocable to interest equal to the Interest Distribution Amount or Component Interest Distribution Amount for such Class or Component and any shortfall being allocated among such Classes and Component in proportion to the amount of the Interest Distribution Amount or Component Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class 1-A-5, Class 1-A-10 or Class 3-A-2 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates of Group 1 or Group 3, respectively, specified in Section 5.02(b)(i) and (iii);

            (ii) concurrently to the Class A Certificates and the Class A-PO Component of such Group, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates of such Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Component of such Group in an aggregate amount up to the PO Principal Amount for such Group;

            (iii) to the Class A-PO Component of such Group, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Group for such Distribution Date from amounts otherwise distributable first to the Class 1-B-6 Certificates, Class 2-B-6 Certificates or Class 3-B-6 Certificates, as the case may be, pursuant to clause (iv)(L) below, second to the Class 1-B-5 Certificates, Class 2-B-5 Certificates or Class 3-B-5 Certificates, as the case may be, pursuant to clause (iv)(J) below, third to the Class 1-B-4 Certificates, Class 2-B-4 Certificates or Class 3-B-4 Certificates, as the case may be, pursuant to clause (iv)(H) below, fourth to the Class 1-B-3 Certificates, Class 2-B-3 Certificates or Class 3-B-3 Certificates, as the cases may be, pursuant to clause (iv)(F) below, fifth to the Clause 1-B-2 Certificates, Class 2-B-2 Certificates or Class 3-B-2 Certificates, as the case may be, pursuant to clause (iv)(D) below and finally to the Class 1-B-1 Certificates, Class 2-B-1 Certificates or Class 3-B-1 Certificates, as the case may be, pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates of such Group, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class 1-B-1 Certificates, Class 2-B-1 Certificates
            or Class 3-B-1 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class 1-B-1 Certificates, Class 2-B-1 Certificates
            or Class 3-B-1 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class 1-B-2 Certificates, Class 2-B-2 Certificates
            or Class 3-B-2 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class 1-B-2 Certificates, Class 2-B-2 Certificates
            or Class 3-B-3 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class 1-B-3 Certificates, Class 2-B-3 Certificates
            or Class 3-B-3 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class 1-B-3 Certificates, Class 2-B-3 Certificates
            or Class 3-B-3 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class 1-B-4 Certificates, Class 2-B-4 Certificates
            or Class 3-B-4 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class 1-B-4 Certificates, Class 2-B-4 Certificates
            or Class 3-B-4 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class 1-B-5 Certificates, Class 2-B-5 Certificates
            or Class 3-B-5 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class 1-B-5 Certificates, Class 2-B-5 Certificates
            or Class 3-B-5 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class 1-B-6 Certificates, Class 2-B-6 Certificates
            or Class 3-B-6 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class 1-B-6 Certificates, Class 2-B-6 Certificates
            or Class 3-B-6 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) The Holder of the Class 1-A-R and Class 1-A-LR Certificates shall receive any remaining Pool Distribution Amounts for the Related Loan Group.

            For any Group and on any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the applicable Class A-PO Component.

            All distributions in respect of the Interest Distribution Amount for a Class or the Component Interest Distribution Amount for a Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" or "Component Interest Distribution Amount," as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amounts or Component Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances and Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances and Initial Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components.

            The pass-through rate with respect to the Class 1-A-L1 Interest, Class 1-A-L7 Interest, Class 1-A-L8 Interest, Class 1-A-L15 Interest, Class 1-A-L16 Interest, Class 1-A-LUR Interest, Class 3-A-L1 Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest, Class 1-B-L6, Class 3-B-L1 Interest, Class 3-B-L2 Interest, Class 3-B-L3 Interest, Class 3-B-L4 Interest, Class 3-B-L5 Interest and Class 3-B-L6 Interest shall be 6.750% per annum. The pass-through rate with respect to the Class 2-A-L1 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest and Class 2-B-L6 Interest shall be 6.500% per annum. The Class 1-A-LPO Interest, Class 2-A-LPO Interest and Class 3-A-LPO Interest are principal-only interests and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) With respect to the Class A Certificates of Group 1:

                  (A) On each Distribution Date occurring prior to the Accretion
            Termination Date for the Class 1-A-5 Certificates, the Class 1-A-5 Accrual Distribution Amount will be allocated, sequentially, as follows:

                        first, sequentially, to the Class 1-A-6 and Class 1-A-14
                  Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                        second, to the Class 1-A-5 Certificates, until their
                  Class Certificate Balance has been reduced to zero.

                  (B) On each Distribution Date occurring prior to the Accretion
            Termination Date for the Class 1-A-10 Certificates, the Class 1-A-10 Accrual Distribution Amount will be allocated, sequentially, as follows:

                        first, concurrently, to the Class 1-A-8 and Class 1-A-9
                  Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                        second, to the Class 1-A-10 Certificates, until their
                  Class Certificate Balance has been reduced to zero.

                  (C) On each Distribution Date prior to the Senior Credit
            Support Depletion Date for Group 1, the amount distributable to the Group 1-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                        first, concurrently, to the Class 1-A-R and Class 1-A-LR
                  Certificates, until their Class Certificate Balances have been reduced to zero;

                        second, to the Class 1-A-19 Certificates, up to the
                  Class 1-A-19 Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                        third, concurrently, until the Class Certificate
                  Balances of the Class 1-A-1 and Class 1-A-10 Certificates and the PAC Group and TAC Group have been reduced to zero, as follows:

                              (a) 56.1582505755% to the Class 1-A-1
                        Certificates, until their class balance has been reduced to zero;

                              (b) 28.8583345585% as follows:

                                    (i) to the PAC Group, up to its PAC
                              Principal Amount for such Distribution Date;

                                    (ii) to the TAC Group, up to its TAC
                              Principal Amount for such Distribution Date;

                                    (iii) to the Class 1-A-10 Certificates,
                              until their Class Certificate Balance has been reduced to zero;

                                    (iv) to the TAC Group;

                                    (v) to the PAC Group; and

                              (c) 14.9834148860% to the Class 1-A-2
                        Certificates; and

                        fourth, concurrently, until the Class Certificate
                  Balances of the Class 1-A-2, Class 1-A-11, Class 1-A-12 and Class 1-A-13 Certificates have been reduced to zero, as follows:

                              (a) 14.9902343750% to the Class 1-A-2
                        Certificates;

                              (b) 75.2390894397% to the Class 1-A-3
                        Certificates; and

                              (c) 9.7706761853%, sequentially, to the Class
                        1-A-11, Class 1-A-12 and Class 1-A-13 Certificates, in that order;

                        fifth, concurrently, as follows:

                              (a) 75.2385198395% to the Class 1-A-3
                        Certificates, until their Class Certificate Balance has been reduced to zero; and

                              (b) 24.7614801605% to the Class 1-A-4
                        Certificates, until their Class Certificate Balance has been reduced to zero;

                        sixth, sequentially, to the Class 1-A-6, Class 1-A-14
                  and Class 1-A-5 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                        seventh, to the Class 1-A-19 Certificates, until their
                  Class Certificate Balance has been reduced to zero.

            (ii) With respect to the Class A Certificates of Group 2:

            On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 2, the amount distributable to the Group 2-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed to the Class 2-A-1 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iii) With respect to the Class A Certificates of Group 3:

                  (A) On each Distribution Date occurring prior to the Accretion
            Termination Date for the Class 3-A-2 Certificates, the Class 3-A-2 Accrual Distribution Amount will be allocated, sequentially, as follows:

                        first, to the Class 3-A-1 Certificates, until their
                  Class Certificate Balances have been reduced to zero; and

                        second, to the Class 3-A-2 Certificates, until their
                  Class Certificate Balance has been reduced to zero.

                  (B) On each Distribution Date prior to the Senior Credit
            Support Depletion Date for Group 3, the amount distributable to the Group 3-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                        first, concurrently, to the Class 3-A-3 Certificates, up
                  to the Class 3-A-3 Priority Amount for such Distribution Date, until their Class Certificate Balances has been reduced to zero;

                        second, sequentially, to the Class 3-A-1 and Class 3-A-2
                  Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                        third, to the Class 3-A-3 Certificates, until their
                  Class Certificate Balance has been reduced to zero.

            Prior to the Senior Credit Support Depletion Date for Group 1, all distributions of principal to the PAC Group will be made concurrently as follows: 30.1433618289% to the Class I-A-7 Certificates until their Class Certificate Balance has been reduced to zero and 69.8566381711%, sequentially to the Class 1-A-15, Class I-A-16 and Class I-A-17 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

            Prior to the Senior Credit Support Deletion Date for Group 1, all distributions of principal to the TAC Group will be made concurrently, to the Class 1-A-8 and Class 1-A-9 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, for a Group notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class 1-A-18 Certificates and the Class A-PO Certificates) and Accrued Component Interest for each Class 1-A-18 Component for such Distribution Date shall be reduced by such Class's or Component's pro rata share, based on such Class's or Component's Interest Distribution Amount or Component Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls for the Related Loan Group, (B) any Excess Losses on the Mortgage Loans in such Loan Group allocable to interest, (C) on and after the Senior Credit Support Depletion Date for such Group, any other Realized Loss on the Mortgage Loans in such Loan Group allocable to interest and (D) Relief Act Reductions incurred on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates of a Group on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates of such Group which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Classes of such Group immediately prior to such Distribution Date (for each Group, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of such Group junior to such Class (for each Group, the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of such Group will not be used in determining the Pro Rata Share for the Subordinate Certificates of such Group that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates of such Group that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Restricted Classes of such Group in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates of the Related Group then outstanding with the lowest numerical Class designation).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses on the Mortgage Loans in a Loan Group with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan in such Loan Group, including any Excess Loss, shall be allocated to the Class A-PO Component of the Related Group until the Class Certificate Balance thereof is reduced to zero; and

            (ii) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) with respect to a Mortgage Loan in such Loan Group shall be allocated first to the Subordinate Certificates of the Related Group in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates of the Related Group then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class 1-A-18 Certificates) of the Related Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

            (iii) the applicable Non-PO Percentage of the principal portion of any Excess Losses with respect to a Mortgage Loan in such Loan Group shall be allocated pro rata among the Senior Certificates of the Related Group (other than the Class 1-A-18 Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates of the Related Group on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class 1-A-18 Certificates) of the Related Group, will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances, or in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (b) The Component Balance of the Class A-PO Component of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such Class A-PO Component (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            The Class Certificate Balance of the Class of Subordinate Certificates of a Group then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            After the Senior Credit Support Depletion Date for a Group, the Class Certificate Balances of the Senior Certificates of such Group in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for the Related Loan Group for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class 1-A-18 Certificates) of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, the Accrual Distribution Amounts with respect to the Accrual Certificates, any Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

            (vi) for each Group, the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates (or in the case of the Class 1-A-18 Certificates, each Component) with respect to such Distribution Date;

            (ix) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group, any Class A-PO Deferred Amounts for such Distribution Date; and

            (xv) for each Loan Group, the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (xvi) the Class 1-A-18 Notional Amount, the Class 1-A-18A Notional Amount, the Class 1-A-18B Notional Amount and the Class 1-A-18C Notional Amount for such Distribution Date;

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class 1-A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class 1-A-R or Class 1-A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in either REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to each REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either REMIC and will not disqualify the Trust Estate from treatment as two REMICs; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date for Group 1 and (2) the date on which any Realized Loss is allocated to the Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of such Class and at the request of Living Holders of Certificates of such Class or by mandatory distributions, pursuant to Section 5.09(a) and Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date for Group 1 and (B) the date on which any Realized Loss is allocated to the Special Retail Certificates, distributions in reduction of the Class Certificate Balances of such Class will be made on a pro rata basis pursuant to Section 5.09(e).

            (a) Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to the Special Retail Certificates are made, such distributions will be made in the following priority:

            (i) first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $100,000 for each requesting Deceased Holder; and

            (ii) second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

            Distributions in reduction of the Class Certificate Balance of the Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount allocable to such Class pursuant to
Section 5.02, plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Senior Principal Distribution Amount for Group 1 allocable to the Special Retail Certificates on any Distribution Date exceeds the aggregate Certificate Balance of Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

            (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

            (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the applicable Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (d) If principal distributions to be made to the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date for Group 1 and (ii) the date on which any Realized Loss is allocated to the Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by Section 5.09(a) or by mandatory distributions as provided for by
Section 5.09(d).

            (f) In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.

            Section 5.10 Determination of LIBOR. On each Rate Determination Date for a Class of LIBOR Certificates, the Trustee shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or
(B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date, the Initial LIBOR Rate.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (212) 815-7162 and make a request therefor.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7,
A-1-A-8, A-1-A-9, A-1-A-10, A-1-A-11, A-1-A-12, A-1-A-13, A-1-A-14, A-1-A-15,
A-1-A-16, A-1-A-17, A-1-A-18, A-1-A-19, A-1-A-R, A-1-A-LR, A-2-A-1, A-1-A-1,
A-3-A-2, A-3-A-3, A-A-PO, B-1-B-1, B-1-B-2, B-1-B-3, B-1-B-4, B-1-B-5, B-1-B-6,
B-2-B-1, B-2-B-2, B-2-B-3, B-2-B-4, B-2-B-5, B-2-B-6, B-3-B-1, B-3-B-2, B-3-B-3,
B-3-B-4, B-3-B-5, B-3-B-6, and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class 1-A-4 Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class 1-A-4 Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class 1-A-R and Class 1-A-LR Certificates shall be in a minimum denomination of $50. The Senior Certificates (other than the Class 1-A-R and Class 1-A-LR Certificates) and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) On and After the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Accounts) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Accounts and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from either Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the applicable Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the applicable Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from such Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property relating (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates and Component Unpaid Interest Shortfall for any Component as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all of the Mortgage Loans is conditioned upon the Pool Stated Principal Balance of the Mortgage Loans as of such Final Distribution Date being less than 10% of the Cut-off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the applicable Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in such Certificate Account on the Final Distribution Date equal to the purchase price for the related assets computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the applicable Class A-PO Deferred Amount with respect to the Class A-PO Components, and (II) as to the Class 1-A-R or Class 1-A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Accounts and the Lower Tier Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the applicable Certificate Account not distributed in final distribution to Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates of the Related Group are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into either Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-B-1 Certificates, the Class 1-B-2 Certificates, the Class 1-B-3 Certificates, the Class 1-B-4 Certificates, the Class 1-B-5 Certificates, the Class 2-B-1 Certificates, the Class 2-B-2 Certificates, the Class 2-B-3 Certificates, the Class 2-B-4 Certificates, the Class 2-B-5 Certificates, the Class 3-B-1 Certificates, the Class 3-B-2 Certificates, the Class 3-B-3 Certificates, the Class 3-B-4 Certificates or the Class 3-B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the Pool Stated Principal Balance of a Loan Group at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans of such Loan Group to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40206-5318, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309) (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                        as Depositor


                                   By:
                                      ------------------------------------------
                                        Name:  Judy Ford
                                        Title:    Vice President


                                   BANK OF AMERICA, N.A.,
                                        as Servicer


                                   By:
                                      ------------------------------------------
                                        Name: Robert J. DeBenedet
                                        Title:    Senior Vice President


                                   THE BANK OF NEW YORK,
                                        as Trustee


                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:

STATE OF NEW YORK        )
                         )       ss.:
COUNTY OF NEW YORK       )
                         )

            On the 24th day of July, 2001, before me, a notary public in and for the State of New York, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                   _______________________________________
                                                Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA    )
                           )        ss.:
COUNTY OF MECKLENBURG      )
                           )

            On the 24th day of July, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such corporation.



                                   _______________________________________
                                                Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA    )
                           )        ss.:
COUNTY OF MECKLENBURG      )
                           )

            On the 24th day of July, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                   _______________________________________
                                                Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $278,842,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 P2 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $83,300,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 P3 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $70,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 P4 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $8,331,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 P5 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $12,526,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 P6 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $10,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 P7 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $25,000,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          060506 P8 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $46,787,029.00

Pass-Through Rate:                  Floating

CUSIP No.:                          060506 P9 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in August 2001 will be 4.685% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $12,129,971.00

Pass-Through Rate:                  Inverse Floating

CUSIP No.:                          060506 Q2 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in August 2001 will be 14.715% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,436,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 Q3 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,140,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 Q4 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-12

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,450,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 Q5 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-13

                   [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-13

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,213,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 Q6 2

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-14

                   [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $9,474,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 Q7 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-15

                   [FORM OF FACE OF CLASS 1-A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-15

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $32,745,000.00

Pass-Through Rate:                  5.750%

CUSIP No.:                          060506 Q8 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-16

                   [FORM OF FACE OF CLASS 1-A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-16

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $10,190,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 Q9 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-17

                   [FORM OF FACE OF CLASS 1-A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-17

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $15,002,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 R2 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-18

                   [FORM OF FACE OF CLASS 1-A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-18

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Notional Amount
of this Certificate
("Denomination"):                   $

Initial Notional Amount
of this Class:                      $8,006,295.00

CUSIP No.:                          060506 R3 8

      THIS CERTIFIES THAT ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest, the Class 1-A-18 Certificates will be deemed to consist of three components which are not severable (each, a "Component"). The amount of interest which accrues on the Class 1-A-18 Certificates in any month will equal the sum of the interest which accrues on the Components. The pass-through rate (the "Pass-Through Rate") for the each Component will be 6.750% per annum. Interest with respect to each Component will accrue during each month in an amount equal to the product of (i) 1/12th of the Pass-Through Rate for such Component and (ii) the outstanding notional amount of such Component.

      This Class 1-A-18 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-19

                   [FORM OF FACE OF CLASS 1-A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-19

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $72,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 R4 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $3,372,995.00

CUSIP No.:                          060506 S3 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions in reduction of Class Certificate Balance, the Class A-PO Certificates will be deemed to consist of three components which are not severable (each, a "Component").

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $50.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 R5 3

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT 1-A-LR

                   [FORM OF FACE OF CLASS 1-A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                  Class 1-A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $50.00

Initial Class Certificate
Balance of this Class:              $50.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 R6 1

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $298,820,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 R7 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-3-A-1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $117,069,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 R8 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-3-A-2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $8,729,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 R9 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-3-A-3

                    [FORM OF FACE OF CLASS 3-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-A-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $14,500,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 S2 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND THE CLASS 1-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $12,264,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 S4 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT AND CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $5,411,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 S5 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1 AND CLASS 1-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,886,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 S6 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2 AND CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,804,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 T5 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3 AND CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,443,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 T6 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3, CLASS 1-B-4 AND CLASS 1-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,442,985.06

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 T7 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND THE CLASS 2-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,976,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 S7 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-2

                    [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT AND CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,064,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 S8 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1 AND CLASS 2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $608,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 S9 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2 AND CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $304,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 T8 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3 AND CLASS 2-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $304,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 T9 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3, CLASS 2-B-4 AND CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $304,706.60

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 U2 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-1

                    [FORM OF FACE OF CLASS 3-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES AND THE CLASS 3-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,842,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 T2 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-2

                    [FORM OF FACE OF CLASS 3-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT AND CLASS 3-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $802,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 T3 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-3

                    [FORM OF FACE OF CLASS 3-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1 AND CLASS 3-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $438,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 T4 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-4

                    [FORM OF FACE OF CLASS 3-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1, CLASS 3-B-2 AND CLASS 3-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $438,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 U3 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-5

                    [FORM OF FACE OF CLASS 3-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1, CLASS 3-B-2, CLASS 3-B-3 AND CLASS 3-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $292,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 U4 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-6

                    [FORM OF FACE OF CLASS 3-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1, CLASS 3-B-2, CLASS 3-B-3, CLASS 3-B-4 AND CLASS 3-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-8
                                   Class 3-B-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       July 1, 2001

First Distribution Date:            August 27, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $292,247.89

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 U5 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class 1-A-4 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance is less than 10% of the aggregate aggregate Cut-Off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                   THE BANK OF NEW YORK,
                                    as Trustee


                                   By
                                     -------------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                   THE BANK OF NEW YORK,
                                    as Trustee


                                   By
                                     -------------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                        -------------------------------------
                                        Signature by or on behalf of assignor


                             DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
____________________________________________________

      This information is provided by ________, the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE
BOAMS 2001-8
GROUP I:  30 YR
MORTGAGE SCHEDULE

Loan Count:                                                                1,729
Scheduled PB:                                                     721,360,378.71
Interest Rate W/A:                                                         7.247
Unpaid PB W/A:                                                        417,212.48
Remaining Term W/A:                                                          358


   LOAN      BORROWER               ZIP      PROPERTY                       LOAN             DOC           ORIG  CURRENT  ORIGINAL
  NUMBER     LAST NAME      STATE  CODE        TYPE         OCCUPANCY      PURPOSE           TYPE           LTV     LTV      PB
----------  -----------       --   -----   -------------     -------   ------------------   -------        -----   -----   -------

0028534576  LOVE              NM   87574   Single Family     Primary   Purchase             Reduced        80.00   79.88     440,000
0028803120  CHAMBERLAIN       CO   80304   PUD               Primary   Purchase             Standard       80.00   79.35     308,000
0028872364  MARKEL            CO   80538   PUD               Primary   Purchase             Reduced        79.26   79.13     368,000
0028950061  SHAW              CA   92656   PUD               Primary   Purchase             Standard       79.99   79.93     532,400
0028966695  MILLER            NC   28117   Single Family     Primary   Purchase             Standard       87.15   86.98     392,200
0029077609  CALLAHAN JR       MD   21131   Single Family     Primary   Purchase             Reduced        75.14   74.97     650,000
0029097565  AFRICA            CA   92673   PUD               Primary   Purchase             Standard       79.99   79.93     412,300
0029125325  HUTTON            WA   98166   Single Family     Primary   Refinance            Standard       66.34   66.03     345,000
0029159027  PARKER            NC   27502   Single Family     Primary   Cash-out Refinance   Standard       73.36   73.16     337,500
0029161411  BACKER            CO   80123   Single Family     Primary   Cash-out Refinance   No Ratio       29.33   29.17     440,000
0029164779  BRUSH             CA   92672   Condominimum      Primary   Purchase             Standard       79.98   79.56     307,050
0029200862  GUTIERREZ         MD   20817   Single Family     Primary   Purchase             Standard       80.00   79.65     290,400
0029219979  HARRIS            OK   74344   Single Family     Primary   Purchase             Reduced        71.42   71.26     350,000
0029303740  TAYLOR            MD   20774   Single Family     Primary   Refinance            Standard       76.36   76.09     420,000
0029361805  DEVOLL            TX   76179   PUD               Primary   Refinance            Standard       80.00   79.93     372,000
0029395035  NADKARNI          IL   60563   PUD               Primary   Purchase             Standard       79.95   79.64     422,000
0029430931  MEADOWS           TX   78624   Single Family     Primary   Refinance            Standard       45.07   45.03     320,000
0029441011  MAGNUS            FL   33328   PUD               Primary   Purchase             Standard       72.04   71.73     400,000
0029457934  ETHEREDGE         CA   94563   Single Family     Primary   Cash-out Refinance   Reduced        78.82   78.25     504,500
0029458320  GILLESPIE         CO   80230   PUD               Primary   Cash-out Refinance   Reduced        80.00   79.93     376,000
0029471232  HIGASHI           CA   93908   PUD               Primary   Cash-out Refinance   Reduced        39.02   38.99     400,000
0029479474  BURNAM            MO   64086   PUD               Primary   Purchase             Reduced        89.32   89.20     390,000
0029514452  SAVAGE            NC   27511   PUD               Primary   Refinance            Reduced        67.00   66.94     435,500
0029517703  DEMARSH           MN   55439   Single Family     Primary   Refinance            Reduced        67.36   67.21     640,000
0029527116  GRANT             AL   35758   PUD               Primary   Purchase             Reduced        80.00   79.93     328,000
0029527942  LABROO            IL   61275   Single Family     Primary   Refinance            Reduced        80.00   79.88     317,600
0029548096  PEON              GA   30327   PUD               Primary   Purchase             Standard       60.60   60.51   1,000,000
0029548336  LOITERMAN         NJ   07853   Single Family     Primary   Purchase             Standard       44.34   44.26     310,000
0029549102  PORTER            AL   35242   PUD               Primary   Purchase             Standard       79.55   79.42     389,000
0029551447  VAN HOUTE         WA   98110   PUD               Primary   Refinance            Reduced        67.85   67.69     342,000
0029556933  KIRK              GA   30068   PUD               Primary   Purchase             Standard       69.97   69.80     444,342
0029558236  CASTRICONE        GA   31522   Single Family     Primary   Purchase             Standard       79.68   79.49     400,000
0029559085  DONNELLY          NJ   08833   Single Family     Primary   Purchase             Standard       80.00   79.75     472,000
0029567401  RIKHTER           GA   30338   PUD               Primary   Purchase             Reduced        79.96   79.84     343,900
0029571866  NORTON            AL   36117   PUD               Primary   Cash-out Refinance   Standard       75.00   74.88     375,000
0029576113  JACOBSEN          CA   92656   PUD               Primary   Purchase             Reduced        79.99   79.82     419,000
0029583804  BOOTH             CA   95003   PUD               Primary   Purchase             Reduced        80.00   79.93     316,000
0029585569  BENAVIDES         CA   92887   PUD               Primary   Purchase             Standard       79.98   79.92     386,600
0029588647  ZACCAGNI          WA   98059   PUD               Primary   Purchase             Reduced        80.00   79.93     508,000
0029591401  FEATHERER         TX   77381   PUD               Primary   Purchase             Standard       77.01   76.94     335,000
0029594280  BECK              IN   46814   PUD               Primary   Refinance            Standard       76.92   76.85     400,000
0029595782  EVINS JR          NC   28411   Single Family     Secondary Refinance            Standard       31.54   31.50     552,000
0029598745  GARRISON          GA   30022   PUD               Primary   Purchase             Reduced        80.00   79.87     380,000
0029600343  BRIDGE            CO   80524   PUD               Primary   Purchase             Reduced        75.58   75.47     650,000
0029602406  BAO               CO   80027   PUD               Primary   Purchase             Standard       74.43   74.25     405,650
0029604634  THOMAS            FL   33129   High-Rise Condo   Primary   Purchase             Reduced        80.00   79.66     538,400
0029605938  ROWE              CO   80814   PUD               Primary   Purchase             Reduced        59.40   59.30     398,000
0029607249  KAPLAN            NM   87111   PUD               Primary   Refinance            Standard       90.00   89.79     298,800
0029608221  WIESINGER         CA   95073   Single Family     Primary   Refinance            Reduced        72.10   71.84     342,500
0029610763  KEIM              TX   77381   PUD               Primary   Purchase             Reduced        80.00   79.93     400,000
0029613049  PERMUTT           CA   95765   PUD               Primary   Purchase             Reduced        79.99   79.93     407,167
0029615275  JANSEN            IN   46755   Single Family     Primary   Purchase             Reduced        79.54   79.48     346,000
0029615788  RICHARDSON        CA   90274   Single Family     Primary   Purchase             Standard       64.91   64.86     383,000
0029616026  LAM               CA   95123   Condominimum      Primary   Purchase             Standard       80.00   79.93     348,000
0029617784  GUSTAFSON         WA   98072   Single Family     Primary   Refinance            Standard       68.97   68.86     369,000
0029618089  SHIPLEY           NV   89134   PUD               Primary   Purchase             Standard       80.00   79.93     305,600
0029618402  BENNETT           CA   95004   Single Family     Primary   Refinance            Standard       54.54   54.46     420,000
0029619079  PAJE              CA   91320   PUD               Primary   Purchase             Standard       79.99   79.92     366,400
0029621570  PERKINS           KY   41017   Single Family     Primary   Refinance            Standard       54.54   54.50     450,000
0029622529  MOORE             WA   98144   Single Family     Primary   Refinance            Standard       63.23   63.08     411,000
0029623642  TIRMAN            AR   72207   Single Family     Primary   Refinance            Reduced        25.00   24.95     500,000
0029624780  BUSTAMANTE        VA   20148   PUD               Primary   Purchase             Standard       71.08   70.96     295,000
0029624897  TOWNLEY           AL   35741   Single Family     Primary   Purchase             Standard       60.88   60.83     411,000
0029624913  MERCER            TX   76132   PUD               Primary   Refinance            Standard       76.36   76.30     420,000
0029625027  TIBSTRA-PITKIN    FL   34108   Single Family     Primary   Cash-out Refinance   Reduced        60.90   60.90     335,000
0029625035  BOWEN             VA   22066   PUD               Primary   Cash-out Refinance   Reduced        69.12   69.06     394,000
0029625050  ROEPKE            KS   66211   PUD               Primary   Refinance            Reduced        56.75   56.71     525,000
0029625068  TUCKER            VA   20169   Single Family     Primary   Cash-out Refinance   Reduced        75.00   74.94     373,500
0029625639  CORREA            CA   95020   PUD               Primary   Cash-out Refinance   Reduced        75.00   74.93     345,000
0029625746  MANGELSDORF       GA   31411   Single Family     Primary   Purchase             Standard       53.57   53.41     375,000
0029627494  GETCHES           CO   80525   PUD               Primary   Cash-out Refinance   Reduced        58.94   58.89     280,000
0029627940  VANAGS            CO   81224   Single Family     Primary   Refinance            Reduced        77.43   77.32     565,300
0029628542  TIGERMAN          AZ   85086   PUD               Primary   Purchase             Reduced        74.99   74.93     333,455
0029629045  HAYDEN            CA   92688   PUD               Primary   Purchase             Standard       79.99   79.81     372,900
0029629201  CROUGHAN          KS   66221   PUD               Primary   Purchase             Standard       80.00   79.86     384,000
0029629839  GURLEY            NC   27613   Single Family     Primary   Cash-out Refinance   Standard       70.00   69.89     511,000
0029631116  MURPHY III        CA   95124   Single Family     Primary   Purchase             Reduced        79.96   79.83     408,000
0029631223  PORTNOY           CO   80206   Single Family     Primary   Purchase             Reduced        64.28   64.18     450,000
0029631231  EDRINGTON JR      TX   77401   Single Family     Primary   Purchase             Reduced        74.38   74.31     450,000
0029631256  GROFF             TX   77005   Single Family     Primary   Purchase             Standard       79.99   79.92     331,250
0029631306  FITTS             AL   35406   PUD               Primary   Purchase             Reduced        89.88   89.70     311,000
0029631314  THUM              NJ   08226   Condominimum      Secondary Purchase             Standard       75.00   74.93     646,500
0029631330  BYNUM             MS   39110   Single Family     Primary   Refinance            Standard       80.00   79.87     368,000
0029631363  PEDICELLI         OH   43220   Single Family     Primary   Purchase             Standard       75.00   74.94     525,000
0029631397  WILSON            NC   28277   PUD               Primary   Refinance            Standard       80.00   79.93     397,600
0029631413  OATLEY            LA   70806   Single Family     Primary   Cash-out Refinance   Standard       47.72   47.64     406,600
0029631421  JOHNSON           MD   20777   Single Family     Primary   Purchase             Standard       60.86   60.81     350,000
0029632148  LAWSON JR         TN   37069   PUD               Primary   Purchase             Reduced        70.33   70.21     576,065
0029633922  ELLIOTT           GA   30022   PUD               Primary   Cash-out Refinance   Standard       75.00   74.94     360,000
0029634094  LIU               CA   91326   PUD               Primary   Purchase             Reduced        79.99   79.92     699,900
0029634359  MASCARENHAS       TX   75205   Townhouse         Primary   Refinance            Standard       76.47   75.18     650,000
0029634516  BACON             CO   80121   PUD               Primary   Refinance            Reduced        52.63   52.58     450,000
0029634680  O KEEFFE JR       CA   92661   Condominimum      Secondary Purchase             Standard       80.00   79.86     496,000
0029634821  BOWERS III        WA   98115   Single Family     Primary   Purchase             Reduced        80.00   79.67     290,000
0029635539  EVANKO            VA   22302   Single Family     Primary   Purchase             Standard       80.00   79.93     352,000
0029635646  REDHEAD III       NC   27408   Single Family     Primary   Cash-out Refinance   Reduced        52.13   52.09     305,000
0029635752  ALPHONSO          TX   77077   PUD               Primary   Refinance            Standard       67.81   67.81     481,500
0029635935  PATEL             CA   92131   PUD               Primary   Purchase             Standard       79.99   79.93     488,400
0029636032  OLSON             MN   56308   Single Family     Primary   Refinance            Standard       80.00   79.93     392,000
0029636677  DELGADILLO        CA   94523   Single Family     Primary   Cash-out Refinance   Standard       66.89   66.80     287,000
0029637147  WESTERMANN        KY   40059   Single Family     Primary   Purchase             Reduced        79.99   79.84     364,350
0029637303  MARTINI           IL   60185   Single Family     Primary   Purchase             Reduced        79.91   79.74     317,750
0029637998  LATHAM            MD   20882   Single Family     Primary   Purchase             Standard       80.00   79.87     560,000
0029639697  HOFFMAN           GA   30075   PUD               Primary   Purchase             Standard       80.00   79.88     440,000
0029639796  PELLETIER         CA   92314   Single Family     Primary   Refinance            Standard       80.00   80.00     404,000
0029639820  CLARK             TX   78703   Single Family     Primary   Refinance            Standard       69.00   68.94     897,000
0029641412  MCKETHAN          CT   06811   Single Family     Primary   Refinance            Standard       71.42   71.27     300,000
0029645892  BUZA              NJ   08551   Single Family     Primary   Purchase             Standard       79.58   79.46     440,000
0029646692  SEABOLT           GA   31522   PUD               Secondary Refinance            Standard       60.52   60.52     460,000
0029646932  KORN              MD   20854   Single Family     Primary   Purchase             Standard       80.00   79.81     376,000
0029647716  CARROLL           NC   28704   Single Family     Primary   Cash-out Refinance   Standard       75.00   75.00     322,500
0029648219  LARSEN            CO   80123   PUD               Primary   Purchase             Standard       72.49   72.43     650,000
0029649597  PLUMMER           VA   22079   PUD               Primary   Purchase             Reduced        80.00   79.80     348,000
0029649720  KOHL              CO   80124   PUD               Primary   Refinance            Reduced        65.45   65.34     360,000
0029650439  MELDRUM           VA   20112   PUD               Primary   Purchase             Reduced        79.99   79.86     401,250
0029651098  ZIEGLER JR        NJ   07748   Single Family     Primary   Purchase             Reduced        65.84   65.71     308,500
0029651114  BROSNAN           NJ   07078   Single Family     Primary   Purchase             Reduced        80.00   79.87     400,000
0029651130  MCARTHUR          NJ   07450   Single Family     Primary   Purchase             Reduced        72.95   71.52     290,000
0029651429  PHILLIPS          TX   75013   PUD               Primary   Refinance            Reduced        80.00   79.93     304,000
0029652229  BEACH             VA   20112   PUD               Primary   Purchase             Standard       79.15   78.95     376,102
0029653664  BURNS             VA   20169   PUD               Primary   Purchase             Standard       78.51   78.38     310,000
0029654738  GARD              CA   92253   Condominimum      Secondary Refinance            Reduced        79.19   79.07     344,500
0029657202  MURO              NJ   07921   PUD               Primary   Purchase             Reduced        80.00   79.82     336,000
0029657327  OHARA             TX   78669   PUD               Primary   Purchase             Standard       80.00   79.93     348,000
0029658044  FEY               CO   80220   Single Family     Primary   Cash-out Refinance   Standard       67.73   67.73     508,000
0029658051  RANDALL           CO   80209   Single Family     Primary   Purchase             Standard       79.95   79.83     306,000
0029658069  VICKERY           AL   35243   Single Family     Primary   Purchase             Reduced        80.00   79.93     328,000
0029659364  WEIGEL            CA   92262   Single Family     Secondary Purchase             Standard       80.00   79.87     368,000
0029660917  WILLIAMS          MD   20893   Single Family     Primary   Refinance            Reduced        68.86   68.80     460,000
0029661360  HO                VA   20194   PUD               Primary   Refinance            Reduced        69.50   69.34     392,000
0029661428  MELZER            CA   95032   Single Family     Primary   Purchase             Standard       79.49   79.37     500,000
0029661501  CRAIGHEAD         GA   30114   PUD               Primary   Purchase             Reduced        79.99   79.99     333,600
0029664851  LE                VA   20176   PUD               Primary   Purchase             Standard       79.99   79.87     299,850
0029665023  ALTEN             CA   94901   Single Family     Primary   Refinance            Standard       56.38   56.34     530,000
0029665189  GRIFFIN           AL   35244   PUD               Primary   Refinance            Reduced        73.61   73.55     425,500
0029665700  BENJAMIN          TX   75230   PUD               Primary   Refinance            Standard       59.38   59.28     421,650
0029666054  ALFORD            AL   35213   Single Family     Primary   Refinance            Reduced        42.69   42.65     555,000
0029666104  GORDON            TX   75214   Single Family     Primary   Purchase             Reduced        79.89   79.83     395,500
0029666658  GUENTHER          CO   81632   PUD               Primary   Refinance            Standard       80.00   79.78     400,000
0029666666  GAMBER            CO   80401   Single Family     Primary   Purchase             Reduced        80.00   79.93     304,000
0029666880  GUERRIERO         NY   11710   Single Family     Primary   Purchase             Reduced        80.00   79.89     540,000
0029667185  FICHTNER          MD   21401   Single Family     Primary   Refinance            Reduced        67.33   67.28     309,750
0029667920  CLIPPINGER        NC   28277   PUD               Primary   Purchase             Standard       78.31   78.18     370,000
0029667995  ZINDLER           GA   30326   High-Rise Condo   Primary   Refinance            Standard       39.72   39.69     359,500
0029668035  SULLIVAN          TX   78257   PUD               Primary   Refinance            Reduced        72.35   72.29     506,500
0029668043  BELL              VA   20171   Single Family     Primary   Purchase             Standard       79.91   79.79     473,000
0029668142  DIEHL             CT   06811   Single Family     Primary   Purchase             Standard       80.00   79.93     295,920
0029668159  ALDRIDGE          WA   98033   Single Family     Primary   Purchase             Standard       80.00   79.87     384,000
0029668183  THOMPSON          TN   38138   Single Family     Primary   Purchase             Reduced        80.00   79.93     388,000
0029668217  MAYNARD           WA   98033   Condominimum      Primary   Cash-out Refinance   Reduced        72.00   71.94     360,000
0029668365  TAYLOR            TX   78642   PUD               Primary   Refinance            Reduced        85.00   84.93     318,750
0029668431  HENRY             CO   80465   PUD               Primary   Refinance            Standard       59.34   59.34     341,800
0029668761  CARROLL           GA   30350   Single Family     Primary   Purchase             Standard       68.42   68.42     325,000
0029668894  IRVINE            CO   80487   Single Family     Primary   Cash-out Refinance   Reduced        62.06   61.96     360,000
0029669280  HOLZHAUSEN        IN   46814   Single Family     Primary   Refinance            Reduced        90.00   89.85     292,500
0029669561  TRUSTY            NM   87505   PUD               Primary   Cash-out Refinance   Standard       57.00   56.96     305,000
0029669629  ATTAI             CA   91208   Single Family     Primary   Purchase             Reduced        80.00   79.87     312,000
0029670379  HOUCK             WA   98109   Single Family     Primary   Purchase             Standard       80.00   79.66     398,400
0029670759  DEFRANK           CA   91326   PUD               Primary   Purchase             Standard       79.99   79.92     649,300
0029670916  LIVELY            WA   98390   PUD               Primary   Refinance            Reduced        62.22   62.22     420,000
0029672649  AMBROSI           CA   95746   PUD               Primary   Purchase             Reduced        80.00   79.93     356,000
0029672730  LIMMER            TX   78209   Single Family     Primary   Purchase             Standard       80.00   79.93     388,000
0029672938  MEDER             CO   80906   Single Family     Primary   Purchase             Standard       80.00   79.87     320,000
0029673605  CUDLIP            CO   80110   PUD               Primary   Refinance            Standard       64.34   64.20     485,784
0029674132  CREEVEY           CO   80403   Single Family     Primary   Purchase             Standard       76.92   76.80     350,000
0029674140  GRANT             IL   60514   Single Family     Primary   Refinance            Reduced        75.89   75.89     296,000
0029674181  EDWARDS           CO   80104   Single Family     Primary   Purchase             Reduced        90.00   89.93     388,800
0029674587  EVERITT           CA   94605   Single Family     Primary   Purchase             Standard       80.00   79.91     304,000
0029674710  BOWEN             TX   75034   PUD               Primary   Purchase             Standard       79.99   79.94     326,837
0029674884  MANCINELLI        CO   80228   PUD               Primary   Purchase             Reduced        62.84   62.79     375,000
0029675691  WESTHOFF          VA   20112   PUD               Primary   Purchase             Standard       79.90   79.84     312,000
0029675717  WARD              WA   98223   PUD               Primary   Refinance            Reduced        78.04   77.98     320,000
0029675758  LANYON            CO   80439   Single Family     Primary   Purchase             Reduced        90.00   89.86     337,500
0029677143  BLUE              MN   55066   Single Family     Primary   Purchase             Reduced        68.68   68.59     390,800
0029678125  TURNER            NC   27560   PUD               Primary   Refinance            Reduced        69.81   69.76     333,000
0029679115  DANG              MD   20905   Single Family     Primary   Purchase             Reduced        80.00   79.87     400,000
0029681772  THEISEN           GA   30024   PUD               Primary   Refinance            Standard       79.58   79.52     386,000
0029682077  SIMMONS           NC   28601   Single Family     Primary   Purchase             Reduced        78.57   78.57     330,000
0029682598  PAYNE             CO   80447   Single Family     Secondary Purchase             Reduced        52.84   52.80     650,000
0029682804  MOORE             GA   30126   PUD               Primary   Refinance            Standard       80.00   79.93     400,000
0029683372  LOVELESS          OH   43221   Single Family     Primary   Purchase             Standard       80.00   79.94     327,600
0029683836  MONROE            WA   98346   Single Family     Primary   Purchase             Standard       89.99   89.83     378,000
0029684479  CREWS JR          CO   80501   Single Family     Primary   Purchase             Reduced        79.20   79.08     400,000
0029684545  FANN              WA   98052   PUD               Primary   Purchase             Reduced        79.20   79.14     400,000
0029684925  WESSLING          WA   98052   PUD               Primary   Purchase             Reduced        79.97   79.85     365,500
0029685013  ABRAHAM           CA   94541   Single Family     Primary   Purchase             Reduced        80.00   79.93     330,000
0029686367  CLARK             CO   80234   PUD               Primary   Purchase             Reduced        90.00   89.93     351,000
0029686540  MAC LACHLAN       CA   92673   PUD               Primary   Purchase             Standard       79.99   79.93     527,800
0029687415  GARD              CA   90503   Single Family     Primary   Refinance            Reduced        80.00   79.93     360,000
0029687829  MOODY             CO   80537   Single Family     Primary   Cash-out Refinance   Reduced        74.68   74.68     336,100
0029687837  HORN              TX   77019   Single Family     Primary   Purchase             Reduced        90.00   89.93     364,500
0029687845  SPURLOCK          AL   35216   Single Family     Primary   Cash-out Refinance   Standard       53.96   53.96     360,500
0029688199  HAWKINS           MA   02116   Townhouse         Primary   Purchase             Reduced        80.00   79.81     492,000
0029688223  PICCIUCA          IL   60068   Single Family     Primary   Purchase             Standard       80.00   79.51     356,000
0029688231  BAZAN             CA   94070   Single Family     Primary   Cash-out Refinance   Standard       57.66   57.54     395,000
0029688249  IRONDI            MD   20720   PUD               Primary   Purchase             Reduced        95.00   94.79     369,550
0029688272  KOSER             VA   22102   Single Family     Primary   Purchase             Reduced        80.00   79.81     413,600
0029688280  NORFLEET          VA   22043   Single Family     Primary   Purchase             Reduced        80.00   79.86     360,000
0029688637  HOLTON III        AZ   85749   PUD               Primary   Refinance            Reduced        78.58   78.45     357,550
0029688728  CERNOHOUS         WI   54016   Single Family     Primary   Purchase             Reduced        89.77   89.42     395,000
0029688801  BORELLA           CA   95005   Single Family     Primary   Cash-out Refinance   Reduced        61.91   61.91     291,000
0029688850  KNOWLTON          CA   94553   Single Family     Primary   Cash-out Refinance   Standard       73.14   73.03     325,500
0029688967  NEARY             MA   02460   Condominimum      Primary   Purchase             Standard       79.98   79.79     443,900
0029689205  ZAFIRIS           CA   95123   Single Family     Primary   Refinance            Standard       56.83   56.75     348,100
0029689304  FALVEY            MN   55305   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.76     450,000
0029689346  EMSING            MD   20854   Single Family     Primary   Purchase             Standard       80.00   79.81     359,200
0029689643  TOLAN             CA   91750   PUD               Primary   Cash-out Refinance   Standard       75.00   74.94     481,500
0029689668  ROHRBACH          WA   98199   Single Family     Primary   Refinance            Standard       75.00   75.00     367,500
0029689916  NICHOLS           CA   95032   Single Family     Primary   Refinance            Standard       69.78   69.66     635,000
0029689924  KRIMOTAT          CA   95032   PUD               Primary   Refinance            Standard       79.86   79.67     575,000
0029689932  BALABAN           MD   21131   Single Family     Primary   Refinance            Standard       77.23   77.05     502,000
0029689940  LALLI             AZ   85259   PUD               Primary   Refinance            Standard       78.80   78.66     461,000
0029689973  MEDEARIS          CA   92227   Single Family     Primary   Purchase             Standard       80.00   73.44     360,000
0029689999  HERTLER           CA   95118   Single Family     Primary   Refinance            Reduced        80.00   79.80     360,000
0029690039  MARCUM            AL   35051   Single Family     Primary   Purchase             Reduced        71.53   71.36     465,000
0029690047  MARTINI           CA   94526   Single Family     Primary   Refinance            Standard       58.54   58.45     483,000
0029690088  BAIN              AZ   86305   Single Family     Primary   Refinance            Reduced        73.13   72.97     325,450
0029690096  ROGERS            CA   95123   Single Family     Primary   Cash-out Refinance   Standard       47.40   47.23     320,000
0029690104  VITAGLIANO        MA   02458   Single Family     Primary   Purchase             Standard       80.00   79.88     468,000
0029690153  HINSON            GA   30328   PUD               Primary   Cash-out Refinance   Reduced        80.00   79.86     420,000
0029690161  EDELMAN           CA   95120   Single Family     Primary   Refinance            Reduced        72.00   71.83     522,000
0029690179  VOZZA             NJ   07090   Single Family     Primary   Refinance            Standard       66.36   66.20     368,300
0029690187  MINGLE            CO   80138   PUD               Primary   Purchase             Standard       79.87   79.69     353,000
0029690203  CARROLL           VA   22015   Single Family     Primary   Refinance            Reduced        79.96   79.81     435,000
0029690229  LEE               CO   80027   PUD               Primary   Cash-out Refinance   Standard       75.00   74.86     367,500
0029690252  FISHER            MA   02110   Single Family     Primary   Purchase             Reduced        79.99   79.80     391,900
0029690278  NEUHAUS           CT   06840   Single Family     Primary   Refinance            Standard       39.50   39.44     501,700
0029690286  GONZALEZ          CA   93727   Single Family     Primary   Purchase             Standard       90.00   89.86     365,400
0029690294  BRETON            MA   02474   Single Family     Primary   Purchase             Standard       80.00   79.81     396,000
0029690336  INRA              VA   20165   PUD               Primary   Purchase             Standard       79.99   79.48     348,900
0029690344  CHU               VA   20171   PUD               Primary   Purchase             Standard       79.98   79.80     382,000
0029690377  ZARA              CT   06840   Single Family     Primary   Cash-out Refinance   Standard       52.63   52.55     500,000
0029690401  MCCUE             AZ   85016   Single Family     Primary   Refinance            Standard       62.42   62.18     437,000
0029690427  BURR              UT   84321   Single Family     Primary   Purchase             Reduced        95.00   94.86     387,600
0029690468  VOSE III          MA   02332   Single Family     Primary   Refinance            Standard       47.36   47.27     450,000
0029690484  LEVINSON          MA   02030   Single Family     Primary   Refinance            Reduced        77.62   77.50     473,500
0029690724  PIERCE            CO   80209   Single Family     Primary   Refinance            Standard       75.11   75.01     315,500
0029690740  WAGNER            CA   95020   Single Family     Primary   Cash-out Refinance   Standard       34.67   34.59     397,000
0029690765  AYDE              CO   80005   Single Family     Primary   Purchase             Standard       80.00   79.87     319,200
0029690781  GODDARD           CA   92694   PUD               Primary   Purchase             Reduced        79.99   79.93     522,700
0029690799  FINE              VA   22207   Single Family     Primary   Purchase             Standard       80.00   79.81     418,400
0029690823  KATZ              GA   30033   Single Family     Primary   Purchase             Reduced        74.07   73.95     500,000
0029690898  PRATER            VA   20176   PUD               Primary   Purchase             Standard       79.99   79.92     332,000
0029690922  LEAP              VA   20169   PUD               Primary   Purchase             Standard       80.00   79.94     310,200
0029692258  LUPEAR            CO   80403   Single Family     Primary   Purchase             Reduced        80.00   79.93     297,600
0029693082  HEIDT             SC   29576   PUD               Primary   Purchase             Reduced        69.44   69.39     441,000
0029693116  FOSLER            FL   32764   Single Family     Primary   Purchase             Reduced        80.00   80.00     396,000
0029693132  KUROKAWA          CA   95603   Single Family     Primary   Purchase             Reduced        80.00   79.93     441,600
0029693165  BARRY             TX   76034   PUD               Primary   Purchase             Reduced        80.00   79.93     412,000
0029693249  HAMMOND           UT   84098   Single Family     Primary   Refinance            Reduced        78.23   78.23     426,400
0029693306  KING              AR   72223   PUD               Primary   Purchase             Reduced        80.00   79.93     311,200
0029693363  CHACON            NC   28270   Single Family     Primary   Purchase             Reduced        80.00   79.94     332,000
0029694528  ANZILOTTI JR      TX   77024   PUD               Primary   Refinance            Reduced        58.75   58.66     458,300
0029694536  PENDLETON         TX   78626   PUD               Primary   Purchase             Reduced        73.68   73.62     420,000
0029694551  HARDY             TX   77024   Single Family     Primary   Purchase             Reduced        60.00   60.00     463,500
0029694619  WARD              TX   79606   Single Family     Primary   Refinance            Reduced        89.58   89.44     387,000
0029694643  WALLACE           CO   80540   Single Family     Primary   Cash-out Refinance   Reduced        75.00   75.00     375,000
0029694692  ALLEN             TX   75225   Single Family     Primary   Refinance            Standard       65.38   65.33     441,372
0029695970  ST LAURENT SR     CA   93021   PUD               Primary   Purchase             Standard       79.99   79.86     360,100
0029697331  HO                NY   10007   High-Rise Condo   Primary   Refinance            Reduced        40.78   40.71     571,000
0029698107  NOLAN             CO   80020   PUD               Primary   Purchase             Reduced        79.99   79.93     384,550
0029698842  FOX               CA   93065   PUD               Primary   Cash-out Refinance   Standard       79.29   79.17     448,000
0029698867  JOSEPH            CA   94583   Condominimum      Primary   Purchase             Standard       80.00   79.93     452,000
0029698883  CARNER            NY   11743   Single Family     Primary   Refinance            Reduced        63.76   63.65     542,000
0029698891  HAN               CA   91006   Single Family     Primary   Refinance            Standard       74.34   74.23     342,000
0029698909  LEE               CA   90503   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.94     382,500
0029698925  BROWN             CA   91941   PUD               Primary   Refinance            Standard       67.27   67.22     370,000
0029698933  CHIBIB            TX   78731   PUD               Primary   Purchase             Standard       80.00   79.93     476,000
0029699345  STEIDLE           MN   55347   Single Family     Primary   Purchase             Reduced        79.99   79.93     536,987
0029699402  MARTINDALE        MT   59714   Single Family     Primary   Cash-out Refinance   Standard       75.00   75.00     375,000
0029699485  MCKAY             WA   98039   Single Family     Primary   Cash-out Refinance   Standard       74.81   74.81     602,250
0029699568  HOLLARS           MD   21797   Single Family     Primary   Purchase             Reduced        90.00   89.86     317,556
0029699592  PHILLIPS          MA   02478   Two Family        Primary   Purchase             Standard       80.00   79.89     432,000
0029699618  HONG              MD   20854   PUD               Primary   Refinance            Standard       77.91   77.72     642,000
0029699675  ROJNUCKARIN       MA   01730   Single Family     Primary   Refinance            Standard       74.76   74.60     320,000
0029699725  BAKER             OH   43220   Single Family     Primary   Purchase             Reduced        80.00   79.93     448,000
0029699782  ANGELCHIK         AZ   85020   Single Family     Primary   Cash-out Refinance   Standard       79.92   79.80     406,000
0029699824  TON               VA   23454   Single Family     Primary   Refinance            Standard       54.67   54.55     380,000
0029699832  WASHINGTON        CA   91325   PUD               Primary   Purchase             Standard       80.00   79.80     288,000
0029699881  KLINGER           CA   95138   Single Family     Primary   Cash-out Refinance   Standard       79.11   79.04     356,000
0029699931  WOODWARD          GA   30041   Single Family     Primary   Refinance            Standard       77.07   76.95     316,000
0029699949  KOTZ              MD   20878   PUD               Primary   Refinance            Standard       78.93   78.64     312,600
0029699956  BRADFIELD JR      CA   94506   Single Family     Primary   Cash-out Refinance   Standard       56.99   56.86     550,000
0029699964  HEINEMAN          MD   21087   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.88     341,250
0029699972  GUANZON           CA   94404   Single Family     Primary   Purchase             Standard       80.00   79.78     360,000
0029699980  EOFF              TN   38138   Single Family     Primary   Cash-out Refinance   Standard       72.53   72.34     375,000
0029699998  BRANT             CO   80127   Single Family     Primary   Refinance            Standard       77.25   77.13     540,750
0029700010  MERRITT           AZ   85258   Single Family     Primary   Refinance            Standard       44.44   44.33     400,000
0029700028  BUANGAN JR        CA   94014   Single Family     Primary   Cash-out Refinance   Standard       77.93   77.70     339,000
0029700036  PARKS             CA   95003   Single Family     Primary   Cash-out Refinance   Standard       53.02   52.94     342,000
0029700051  TALLEY            CA   93405   Single Family     Primary   Cash-out Refinance   Standard       70.50   70.40     312,000
0029700069  MONTGOMERY        WY   83001   PUD               Primary   Cash-out Refinance   Standard       75.00   74.78     326,250
0029700077  MENEZES           OR   97408   Single Family     Primary   Refinance            Reduced        86.36   86.23     285,000
0029700085  PARKER            MA   02481   Two Family        Primary   Refinance            Standard       55.55   55.42     400,000
0029700101  MANGELSON         MA   02536   Single Family     Primary   Refinance            Standard       51.42   51.28     360,000
0029700135  HAUSMANN          CT   06896   Single Family     Primary   Purchase             Reduced        52.45   52.33     400,000
0029700143  SHADZI            CA   95014   Single Family     Primary   Cash-out Refinance   Standard       21.81   21.73     394,800
0029700150  DODSON            CA   92870   Single Family     Primary   Purchase             Standard       79.99   79.86     443,950
0029700176  KIEFER            GA   30092   Single Family     Primary   Cash-out Refinance   Standard       80.00   79.88     392,000
0029700184  LYON              CA   95616   Single Family     Primary   Purchase             Standard       62.01   61.92     360,000
0029700192  WILKINSON         CA   94525   Single Family     Primary   Purchase             Standard       80.00   79.80     364,000
0029700200  MCCARTHY          VA   20176   PUD               Primary   Purchase             Reduced        73.93   73.80     366,000
0029700218  PALMER            CA   94518   PUD               Primary   Cash-out Refinance   Standard       80.00   79.87     369,600
0029700226  WARREN            VA   22202   Single Family     Primary   Refinance            Standard       76.74   76.69     330,000
0029700234  PROOST            CA   95019   Single Family     Primary   Cash-out Refinance   Standard       78.87   78.62     280,000
0029700242  KENNARD           MD   20817   Single Family     Primary   Refinance            Reduced        72.80   72.68     455,000
0029700259  KOTOSKE           AZ   85253   Single Family     Primary   Refinance            Standard       51.36   51.28     565,000
0029700267  GILLIE            VA   20148   PUD               Primary   Refinance            Standard       75.00   74.82     356,250
0029700275  JOHNSON           GA   31328   Single Family     Primary   Purchase             Reduced        79.57   79.45     457,550
0029700291  SCHUGG            ME   04105   Single Family     Primary   Purchase             Standard       78.04   77.85     558,000
0029700317  CHINN II          NV   89145   Single Family     Primary   Purchase             Standard       80.00   79.87     284,000
0029700325  KENNEDY           VA   22301   Single Family     Primary   Cash-out Refinance   Reduced        80.00   79.81     384,000
0029700333  TOMPKINS          DC   20016   Single Family     Primary   Refinance            Standard       76.39   76.27     388,100
0029700358  SMITH             CA   92592   Single Family     Primary   Cash-out Refinance   Standard       74.54   74.37     410,000
0029700366  PEELER            GA   30350   Single Family     Primary   Refinance            Reduced        54.65   54.51     327,926
0029700408  KESNER            MA   02420   Single Family     Primary   Refinance            Standard       75.47   75.41     400,000
0029700440  HANEKLAU          MO   63141   Single Family     Primary   Cash-out Refinance   Standard       63.16   63.02     475,000
0029700473  LESSER            GA   30024   PUD               Primary   Purchase             Reduced        80.00   79.87     399,078
0029700531  MURRAY            UT   84341   Single Family     Primary   Cash-out Refinance   Reduced        72.68   72.45     338,000
0029700549  STAPLES           UT   84779   Single Family     Primary   Purchase             Standard       77.93   77.75     491,000
0029700580  MOODY             UT   84020   Single Family     Primary   Cash-out Refinance   Reduced        77.38   77.20     325,000
0029700598  FROST             UT   84121   PUD               Primary   Refinance            Standard       78.44   78.25     302,000
0029700630  EVANS             ID   83686   Single Family     Primary   Refinance            Standard       76.83   76.64     289,650
0029700655  MAYFIELD          AZ   85331   PUD               Primary   Cash-out Refinance   Reduced        78.89   78.70     430,000
0029700697  POMEROY           CO   80027   Single Family     Primary   Refinance            Standard       62.85   62.80     330,000
0029700739  BRATTON           CA   95959   Single Family     Primary   Refinance            Standard       75.00   74.89     553,125
0029700762  FRANKE            AZ   85253   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.75     626,250
0029701075  CECH              WA   98006   PUD               Primary   Purchase             Reduced        80.00   79.93     424,000
0029701117  TAMIMI            OR   97068   Single Family     Primary   Refinance            Reduced        77.90   77.84     335,000
0029701786  GILLEY            TX   78734   PUD               Primary   Refinance            Standard       80.00   79.93     368,000
0029701794  HARRIS            GA   30269   PUD               Primary   Purchase             Standard       80.00   79.78     407,800
0029701802  PECK              UT   84092   Single Family     Primary   Refinance            Standard       80.00   79.94     300,000
0029701828  GREGORY           CA   93402   Single Family     Primary   Cash-out Refinance   Standard       79.04   78.79     332,000
0029701836  BAIR              UT   84092   Single Family     Investor  Refinance            Standard       80.00   79.82     340,000
0029701851  CHRISTENSEN       UT   84108   Single Family     Primary   Refinance            Standard       64.72   64.54     466,000
0029701877  CRAMER            CO   80104   PUD               Primary   Purchase             Reduced        89.99   89.86     409,500
0029701885  BOYAJYAN          CA   91202   Two Family        Primary   Purchase             Standard       91.86   91.79     350,000
0029701893  HELLEIS           CA   91748   Single Family     Primary   Refinance            Standard       80.00   79.74     298,400
0029701919  HWANG             CO   80021   PUD               Primary   Refinance            Standard       71.80   71.65     298,000
0029701927  BAGNESCHI         CA   94044   Single Family     Primary   Cash-out Refinance   Standard       66.66   66.55     350,000
0029701935  CHO               CA   92804   Single Family     Primary   Refinance            Standard       77.97   77.91     327,500
0029701943  BACHWICH          SD   57702   PUD               Primary   Purchase             Standard       50.00   49.92     550,000
0029701950  HENRY             CO   80209   Single Family     Primary   Cash-out Refinance   Reduced        76.64   76.53     279,000
0029701976  LANDRY            CO   80107   Single Family     Primary   Purchase             Standard       70.83   70.67     335,750
0029701992  THOMAS            OR   97504   Single Family     Primary   Refinance            Standard       74.76   74.64     317,750
0029702024  SEMAS III         CA   93611   Single Family     Primary   Purchase             Standard       90.00   89.86     312,300
0029702354  TIBBALS           VA   20132   Single Family     Primary   Purchase             Standard       74.28   74.16     650,000
0029702396  SPARKER SR        WA   98332   PUD               Primary   Cash-out Refinance   Reduced        76.97   76.79     448,000
0029702446  PRICE             CA   90807   Single Family     Primary   Refinance            Standard       78.66   78.24     590,000
0029702669  DUNCAN            CO   80031   PUD               Primary   Refinance            Standard       80.00   79.94     384,000
0029704509  SALAZAR           TX   78572   PUD               Primary   Purchase             Standard       93.16   93.03     300,000
0029704517  DE LA CRUZ        TX   78539   Single Family     Primary   Refinance            Reduced        80.00   80.00     549,200
0029705118  RANDALL           IL   60564   Single Family     Primary   Purchase             Reduced        58.21   58.17     450,000
0029705126  FU                CA   95746   Single Family     Primary   Purchase             Standard       79.99   79.81     315,000
0029705175  VENCL             VA   20169   PUD               Primary   Purchase             Standard       89.99   89.86     333,520
0029705332  SAWVELLE          CA   92131   Single Family     Primary   Purchase             Standard       80.00   79.87     336,000
0029706314  CHANG             CA   90292   Condominimum      Primary   Purchase             Standard       79.96   79.89     423,000
0029706389  ERNST             MN   55347   Single Family     Primary   Purchase             Standard       80.00   79.24     408,800
0029706785  DOYLE             CA   92627   Single Family     Primary   Purchase             Standard       80.00   79.49     304,000
0029706884  KNOX              CA   94561   Single Family     Primary   Refinance            Standard       69.92   69.86     440,500
0029706942  GEORGE            CA   94070   Single Family     Primary   Cash-out Refinance   Standard       63.06   63.01     391,000
0029707080  NEWCOMB           CO   80124   PUD               Primary   Purchase             Reduced        79.94   79.75     553,200
0029707155  HEGEMAN           MD   20854   Single Family     Primary   Cash-out Refinance   Reduced        75.00   74.89     345,000
0029707239  FARAJI            MD   20814   Single Family     Primary   Refinance            Standard       80.00   79.72     440,000
0029707247  LAROSA            NJ   07458   Single Family     Primary   Purchase             Standard       80.00   79.73     340,000
0029707254  KIM               CA   91748   Single Family     Primary   Purchase             Standard       80.00   79.93     329,600
0029707262  SCHATTI           CA   92860   Single Family     Primary   Purchase             Standard       80.00   79.87     308,000
0029708187  WESTBURG          WA   98033   Single Family     Primary   Purchase             Reduced        79.93   79.93     515,600
0029708336  MEYER HAZEL       VA   22202   Single Family     Primary   Purchase             Standard       90.00   89.78     360,000
0029708419  SANDLER           NY   11725   Single Family     Primary   Purchase             Reduced        68.80   68.69     375,000
0029708435  CRUZ MORALES      NY   10465   Single Family     Primary   Purchase             Standard       80.00   79.94     292,000
0029708443  TREVIGNE          CA   94578   Single Family     Primary   Purchase             Reduced        80.00   79.93     316,000
0029708468  KANG              CA   91011   Single Family     Primary   Cash-out Refinance   Standard       77.44   77.38     333,000
0029708476  KRAKOWSKY         NY   10705   Single Family     Primary   Refinance            Reduced        69.53   69.41     445,000
0029708492  JACKSON           VA   20151   PUD               Primary   Refinance            Standard       75.00   74.82     300,000
0029708518  BROWN             NY   11751   Single Family     Primary   Refinance            Reduced        72.59   72.49     377,500
0029708534  KALE              NJ   08826   Single Family     Primary   Purchase             Standard       58.09   58.04     305,000
0029708559  ARANA             CA   94583   Single Family     Primary   Refinance            Standard       55.14   55.06     407,000
0029708567  FRY               NJ   07090   Single Family     Primary   Refinance            Standard       65.07   65.02     410,000
0029708575  MANZANO           CA   94086   Single Family     Primary   Cash-out Refinance   Standard       47.61   47.58     350,000
0029708609  EDWARDS III       VA   22124   Single Family     Primary   Purchase             Reduced        80.00   79.93     396,000
0029708625  LAURASH           NJ   08512   Single Family     Primary   Cash-out Refinance   Reduced        70.00   69.94     350,000
0029708658  BRAILOVSKY        MD   20878   PUD               Primary   Purchase             Reduced        80.00   79.75     372,000
0029708674  TACON             NY   10570   Single Family     Primary   Cash-out Refinance   Standard       74.76   74.61     400,000
0029708732  WALWYN            NJ   07921   Single Family     Primary   Purchase             Reduced        80.00   79.87     456,000
0029708773  MIKLOVIS          VA   22202   Single Family     Primary   Refinance            Standard       80.00   79.87     400,000
0029708849  HERSKOWITZ        NY   11021   Single Family     Primary   Refinance            Standard       79.29   79.17     448,000
0029708880  HOLDEN III        CA   94945   PUD               Primary   Cash-out Refinance   Standard       64.74   64.70     450,000
0029708914  ROOMETS           MD   20872   PUD               Primary   Purchase             Reduced        79.99   79.82     323,450
0029708963  EHRLICH           MD   21029   Single Family     Primary   Refinance            Reduced        77.98   77.92     311,950
0029709110  WALTOS JR         CA   92660   PUD               Primary   Refinance            Reduced        60.00   59.74     720,000
0029709169  DELEO JR          CT   06905   Single Family     Primary   Refinance            Standard       74.47   74.35     327,700
0029709201  CLINEFELTER       CA   92028   Single Family     Primary   Purchase             Standard       80.00   79.88     584,000
0029709219  LEONE             CA   95123   Single Family     Primary   Refinance            Standard       74.63   74.52     350,800
0029709243  SILVESTRE         NY   10533   Single Family     Primary   Cash-out Refinance   Standard       74.55   74.50     417,500
0029709326  PERUCCI           VA   22003   Single Family     Primary   Refinance            Standard       75.19   75.08     385,000
0029709755  KONIAKOWSKY       CA   92009   PUD               Primary   Purchase             Reduced        80.00   79.86     553,600
0029709789  TURK              CA   92130   PUD               Primary   Purchase             Reduced        53.33   53.24     400,000
0029709797  VOECKS            CA   95602   PUD               Primary   Purchase             Reduced        79.99   79.86     454,300
0029709821  PATEL             NY   11548   Single Family     Primary   Purchase             Standard       90.00   89.84     329,400
0029709854  VAN               CA   90275   Condominimum      Primary   Purchase             Standard       80.00   79.93     290,800
0029709896  TURNER            MD   21035   Single Family     Primary   Purchase             Standard       80.00   79.87     356,000
0029710084  POMPA             MD   21163   PUD               Primary   Purchase             Reduced        79.99   79.93     367,000
0029710092  MURTHY            MD   20854   Single Family     Primary   Purchase             Reduced        80.00   79.93     424,000
0029710142  RICE              VA   20158   Single Family     Primary   Purchase             Reduced        80.00   79.87     383,920
0029710670  DANIELS           CA   95120   Single Family     Primary   Cash-out Refinance   Standard       62.96   62.84     497,400
0029710688  VAN EYK           CA   91741   Single Family     Primary   Purchase             Standard       80.00   79.88     464,000
0029711025  COONEY            TX   77005   Single Family     Primary   Purchase             Reduced        80.00   79.93     506,400
0029712007  GROSSMAN          NJ   07030   Two Family        Primary   Purchase             Standard       80.00   79.87     484,000
0029712015  DIX JOHNSON       NJ   07852   Single Family     Primary   Purchase             Reduced        90.00   89.92     346,500
0029712049  KNOELLER          NY   11767   Single Family     Primary   Purchase             Standard       69.70   69.64     375,000
0029712064  NOONAN            NJ   07930   Single Family     Primary   Refinance            Reduced        78.97   78.84     308,000
0029712098  GOLDSTEIN         NY   10538   Single Family     Primary   Purchase             Standard       79.49   79.42     500,000
0029712619  NIELSEN           CA   95131   Single Family     Primary   Cash-out Refinance   Reduced        77.58   77.46     337,500
0029712825  PRYSESKI          CA   95476   Single Family     Primary   Purchase             Reduced        80.00   79.88     358,400
0029712841  RICHARDSON        CA   90019   Single Family     Primary   Refinance            Standard       73.00   72.94     365,000
0029712866  WON               CA   90005   Single Family     Primary   Purchase             Standard       89.97   89.84     350,900
0029712890  MCDERMOTT         PA   19355   Single Family     Primary   Refinance            Reduced        84.15   84.09     324,000
0029712932  BOCETA            CA   90630   Single Family     Primary   Cash-out Refinance   Reduced        70.70   70.00     353,500
0029712957  MURAD             VA   22066   Single Family     Primary   Purchase             Standard       80.00   79.85     520,000
0029712965  BERGMAN           NJ   07450   Single Family     Primary   Purchase             Standard       80.00   79.87     296,000
0029712981  ZAUBLER           NJ   07078   Single Family     Primary   Refinance            Reduced        73.24   73.18     531,000
0029713914  REINDL            PA   19348   Single Family     Primary   Purchase             Standard       76.36   76.18     420,000
0029716677  BANDARYAN         CA   91206   Single Family     Primary   Purchase             Standard       80.00   79.93     380,800
0029716750  MCLAIN            MN   55372   Single Family     Primary   Purchase             Standard       90.00   89.85     292,500
0029716776  ZIMMERMAN         TX   75022   Single Family     Primary   Purchase             Reduced        95.00   94.92     318,250
0029716818  TOLLEFSON         CA   95476   Single Family     Primary   Cash-out Refinance   Standard       64.03   63.93     365,000
0029718111  WROBLESKI         MD   21738   Single Family     Primary   Refinance            Standard       74.27   74.09     408,500
0029718152  HIPWELL           VA   22124   Single Family     Primary   Cash-out Refinance   Reduced        71.75   71.59     592,000
0029718160  BENSON            VA   22039   PUD               Primary   Refinance            Reduced        80.00   79.87     540,000
0029718186  PHILLIPS          MD   20817   Single Family     Primary   Refinance            Reduced        77.73   77.61     377,000
0029718202  CORRIGAN JR       VA   22207   Single Family     Primary   Refinance            Reduced        75.93   75.82     303,750
0029718228  HARR              VA   22039   Single Family     Primary   Refinance            Reduced        70.95   70.82     540,000
0029718236  ROSE              CA   95123   Single Family     Primary   Purchase             Reduced        69.21   69.10     308,000
0029718343  GRAHAM            VA   22101   Single Family     Primary   Refinance            Standard       76.00   75.83     285,000
0029718350  SNYDER            VA   20124   Single Family     Primary   Refinance            Reduced        79.72   79.66     374,714
0029718368  ROBBINS           PA   19342   Single Family     Primary   Cash-out Refinance   Standard       50.00   49.96   1,000,000
0029718376  WINDAS            CT   06877   Single Family     Primary   Purchase             Reduced        46.33   46.30     700,000
0029718491  SANGAMESWAR       VA   22031   PUD               Primary   Refinance            Reduced        78.67   78.55     332,800
0029718533  GERSZEWSKI        VA   22207   Single Family     Primary   Purchase             Reduced        80.00   79.86     359,200
0029718541  HALLER JR         DC   20008   Single Family     Primary   Purchase             Reduced        76.63   76.57     328,000
0029718582  LARGENT III       VA   22603   Single Family     Primary   Purchase             Reduced        80.00   79.93     327,920
0029718608  MORGAN            VA   22066   Single Family     Primary   Purchase             Reduced        63.97   63.87     586,600
0029718616  HEIN              DC   20007   Single Family     Primary   Purchase             Reduced        78.65   78.53     700,000
0029718624  RABER             DC   20037   Condominimum      Primary   Purchase             Reduced        62.50   62.45     500,000
0029718632  SUTHERLAND        VA   20165   Single Family     Primary   Refinance            Reduced        67.30   67.20     387,010
0029718657  REITH             VA   24121   Single Family     Primary   Cash-out Refinance   Reduced        73.52   73.47     300,000
0029718673  GIANCARLO         NJ   07641   Single Family     Primary   Refinance            Reduced        74.48   74.18     540,000
0029718681  BRADY             MI   49727   Single Family     Secondary Refinance            Reduced        58.18   58.10     480,000
0029720380  MILLAR            GA   30534   Single Family     Primary   Purchase             Standard       80.00   79.87     409,600
0029720430  GROCH             CA   91302   Single Family     Primary   Purchase             Standard       80.00   79.81     339,200
0029720489  GRATZ             MA   02494   Single Family     Primary   Cash-out Refinance   Standard       73.56   72.91     320,000
0029720554  HOPKINS           CA   91902   Single Family     Primary   Purchase             Standard       78.94   78.76     375,000
0029720620  BURSTEIN          GA   30067   PUD               Primary   Purchase             Standard       68.52   68.42     815,500
0029720646  HUFFMAN           AZ   85249   Single Family     Primary   Purchase             Standard       80.00   79.81     400,000
0029720661  PRESTON           WA   98110   Single Family     Primary   Refinance            Standard       81.21   81.15     300,500
0029720711  DAVIES            GA   30350   PUD               Primary   Cash-out Refinance   Standard       79.20   79.07     396,000
0029720810  LOFTIS            OR   97225   Single Family     Primary   Purchase             Standard       89.98   89.84     383,900
0029720885  WARD              CA   90048   Single Family     Primary   Purchase             Standard       90.00   89.78     362,250
0029720935  FINLEY            AZ   85296   PUD               Primary   Purchase             Standard       80.00   79.85     351,200
0029721305  HAMID             AZ   85296   PUD               Primary   Purchase             Reduced        80.00   79.93     286,400
0029721354  CIONCI            PA   19355   PUD               Primary   Purchase             Standard       80.00   79.87     424,000
0029721396  KAREGEANNES       WI   53092   PUD               Primary   Refinance            Standard       80.00   79.88     414,400
0029721412  KAYNE             CA   91307   PUD               Primary   Purchase             Standard       80.00   79.87     500,000
0029721453  EPSTEIN           CA   90046   Single Family     Primary   Refinance            Standard       46.23   46.12     508,600
0029724358  SEBOLD            VA   22314   Townhouse         Primary   Refinance            Reduced        78.17   78.05     527,662
0029724416  TEEL              DC   20016   PUD               Primary   Refinance            Reduced        66.15   66.05     727,757
0029724457  HARVEY JR         VA   20169   Single Family     Primary   Refinance            Reduced        77.72   77.66     427,500
0029724473  BELENKY           WA   98040   Single Family     Primary   Refinance            Standard       69.20   69.08     522,500
0029724507  BORTEN            MD   20878   Single Family     Primary   Refinance            Reduced        66.16   66.05     284,500
0029724648  COTTON            NY   10901   Single Family     Primary   Refinance            Standard       72.43   72.26     297,000
0029724747  STEINBRUNER       DC   20015   Single Family     Primary   Cash-out Refinance   Reduced        49.13   49.02     393,100
0029724770  TRITT             MD   21157   Single Family     Primary   Refinance            Standard       78.29   78.10     339,000
0029724804  TOWNSEND          MD   20854   Single Family     Primary   Cash-out Refinance   Reduced        51.66   51.58     465,000
0029724812  ENGEL             MD   20816   Condominimum      Primary   Cash-out Refinance   Reduced        67.01   66.96     325,000
0029724861  HICKMAN           MD   20895   Single Family     Primary   Purchase             Reduced        80.00   79.89     380,000
0029724895  SHAFFER           VA   22039   PUD               Primary   Refinance            Reduced        76.65   76.53     348,000
0029724911  KELLY             VA   20170   PUD               Primary   Refinance            Reduced        69.44   69.38     348,600
0029724945  ZIMMERMANN        CA   90266   Single Family     Primary   Refinance            Standard       54.14   54.02     758,000
0029724978  DIGENNARO         MD   21771   Single Family     Primary   Refinance            Reduced        73.97   73.91     307,000
0029724994  CANTOR            NY   10003   Condominimum      Primary   Purchase             Standard       80.00   79.87     680,000
0029725033  QUILL             VA   22152   PUD               Primary   Purchase             Reduced        80.00   79.88     407,200
0029725090  LARSON            VA   20147   PUD               Primary   Cash-out Refinance   Standard       75.00   74.94     315,000
0029725637  TEMPELMANN        PA   18954   Single Family     Primary   Purchase             Standard       80.00   79.88     348,000
0029725736  MCCULLER          GA   30519   Single Family     Primary   Purchase             Standard       76.22   76.16     484,000
0029727286  DAVIDSON          CA   94117   Single Family     Primary   Refinance            Reduced        45.22   45.09     814,000
0029727328  WEISS             CT   06905   Condominimum      Primary   Purchase             Reduced        80.00   79.88     360,000
0029727369  BROOKS            VA   22032   PUD               Primary   Purchase             Reduced        80.00   79.78     358,164
0029727419  TAMAYO            DC   20009   Townhouse         Primary   Refinance            Reduced        75.67   75.55     321,600
0029727427  HASSON            CA   92882   PUD               Primary   Refinance            Reduced        79.24   79.12     294,000
0029727468  KULKARNI          AZ   85260   Single Family     Primary   Purchase             Reduced        79.99   79.87     315,650
0029727500  FISCHER           VA   20181   Single Family     Primary   Purchase             Standard       80.00   79.94     480,000
0029727534  SENTIMORE         MD   21056   PUD               Primary   Purchase             Standard       70.00   69.94     770,000
0029727567  MCTEAGUE          CT   06897   Single Family     Primary   Refinance            Reduced        70.80   70.75     570,000
0029727617  MADIRAJU          VA   20112   PUD               Primary   Purchase             Standard       79.42   79.22     347,100
0029730546  NGUYEN            CA   92606   PUD               Primary   Cash-out Refinance   Standard       69.66   69.40     310,000
0029730736  BROCKDORF         CA   91301   Single Family     Primary   Refinance            Standard       74.80   74.63     475,000
0029730967  GLECKMAN          CA   91354   Single Family     Primary   Purchase             Standard       68.49   68.43     575,000
0029731049  WALTERS           CA   92028   Single Family     Primary   Refinance            Standard       80.00   79.88     480,000
0029731122  RENO              MN   55345   Single Family     Primary   Cash-out Refinance   Standard       55.97   55.88     375,000
0029731148  JOHNSON           WI   53118   Single Family     Primary   Refinance            Standard       53.69   53.61     363,000
0029731171  CROSSLAND         CT   06877   Single Family     Primary   Purchase             Standard       55.61   55.48     490,000
0029731445  WOODLEY           GA   30097   PUD               Primary   Purchase             Standard       80.00   79.88     696,000
0029731478  WALKER            MD   21401   Single Family     Primary   Purchase             Standard       77.48   77.42     492,000
0029731510  MORGAN            FL   32827   PUD               Primary   Refinance            Standard       50.31   50.24     395,000
0029731551  KORACH            MA   01970   Single Family     Primary   Cash-out Refinance   Standard       55.50   55.45     444,000
0029731650  MESSER            CA   91201   Single Family     Primary   Cash-out Refinance   Standard       80.00   79.94     340,000
0029731726  WORT              WI   53072   PUD               Primary   Cash-out Refinance   Reduced        63.69   63.64     400,000
0029731916  TAYLOR            OK   74114   Single Family     Primary   Purchase             Reduced        80.00   80.00     332,800
0029732211  KOKOL             PA   19086   Single Family     Primary   Purchase             Standard       80.00   79.84     456,000
0029732336  CAHILL            CA   90232   Single Family     Primary   Cash-out Refinance   Standard       80.00   79.74     344,000
0029733490  HAMERS            CA   93422   Single Family     Primary   Cash-out Refinance   Standard       72.72   72.67     280,000
0029733524  OCONNOR           CO   80104   PUD               Primary   Refinance            Reduced        71.16   70.88     469,658
0029733540  CHENG             MD   20814   Single Family     Primary   Purchase             Standard       80.00   79.87     351,200
0029733607  AULETTA           MA   02066   Single Family     Primary   Refinance            Standard       79.97   79.84     319,900
0029733706  HAVERSON          CA   95124   Single Family     Primary   Refinance            Standard       64.09   64.04     352,500
0029733763  KUBE              AZ   85259   PUD               Primary   Refinance            Standard       79.75   79.63     327,000
0029733789  POWELL            UT   84092   Single Family     Primary   Refinance            Reduced        89.52   89.26     317,800
0029733813  HAZUKA II         CO   80132   PUD               Primary   Purchase             Reduced        62.26   62.21     398,500
0029733862  DALSASO JR        CO   80906   Single Family     Primary   Refinance            Standard       80.00   79.87     572,000
0029733888  STEVENSON JR      UT   84041   Single Family     Primary   Refinance            Reduced        90.00   89.93     427,500
0029733904  LEIKER            CA   95120   Single Family     Primary   Refinance            Standard       72.69   72.45     472,500
0029733953  ROBINSON          CA   90803   PUD               Primary   Cash-out Refinance   Standard       84.86   84.80     488,000
0029733979  GUY               CA   90240   Single Family     Primary   Purchase             Reduced        80.00   79.93     304,000
0029734001  MARCHANT          UT   84604   Single Family     Primary   Refinance            Standard       67.45   67.41     411,500
0029734043  GABRIELE          CA   95060   Single Family     Primary   Refinance            Standard       77.96   77.84     448,300
0029734084  MEYER             CA   92024   Single Family     Primary   Purchase             Standard       73.52   73.46     375,000
0029734597  KIRBY             CO   80104   PUD               Primary   Purchase             Standard       80.00   79.88     412,000
0029734605  DITMARS           CA   95076   Single Family     Primary   Purchase             Standard       72.22   72.10     650,000
0029734621  SUMNERS III       CO   80124   PUD               Primary   Purchase             Reduced        69.21   69.16     450,000
0029734647  DICKSON           UT   84050   Single Family     Primary   Purchase             Reduced        80.00   79.93     412,000
0029734662  TAGARAO           CA   92870   PUD               Primary   Purchase             Standard       79.98   79.86     290,350
0029734670  BARILOVICH        CO   80908   PUD               Primary   Purchase             Reduced        79.99   79.86     428,800
0029734688  GRIFFITHS         VA   22003   Single Family     Primary   Cash-out Refinance   Standard       80.00   79.85     344,000
0029734696  DUNN              UT   84014   Single Family     Primary   Purchase             Reduced        80.00   79.88     312,000
0029734704  ESMAIL            CA   94526   Single Family     Primary   Cash-out Refinance   Standard       70.30   70.25     580,000
0029734720  STOREY            CA   92705   Single Family     Primary   Refinance            Standard       51.76   51.68     336,500
0029734746  VU                CA   94539   Single Family     Primary   Purchase             Reduced        80.00   79.85     360,000
0029734753  GRIFFIN           CA   95693   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.85     438,750
0029734795  SMITH             MA   02188   Single Family     Primary   Purchase             Reduced        79.89   79.83     363,000
0029734811  DERU              UT   84040   Single Family     Primary   Purchase             Standard       80.00   79.93     458,400
0029734845  INO               CA   95123   Single Family     Primary   Purchase             Standard       80.00   79.93     397,600
0029734852  OLSSON            TX   78746   Single Family     Primary   Refinance            Standard       56.52   56.36     650,000
0029734886  CHAVEZ            CA   91011   Single Family     Primary   Refinance            Standard       58.36   58.20     321,000
0029734894  BRADLEY           CA   91207   Single Family     Primary   Refinance            Reduced        75.72   75.66     496,000
0029734928  PALPALLATOC       CA   94132   Single Family     Primary   Cash-out Refinance   Reduced        41.40   41.33     325,000
0029734936  ROTHSCHILD        VA   22101   Single Family     Primary   Refinance            Standard       78.58   78.33     471,500
0029735016  BAILEY            CA   94526   PUD               Primary   Cash-out Refinance   Standard       47.83   47.67     574,000
0029735032  BAWSEL            GA   30062   PUD               Primary   Refinance            Reduced        76.82   76.77     361,090
0029735040  STETSON           CT   06903   PUD               Primary   Purchase             Standard       72.22   72.04     650,000
0029735081  FIORE             MO   63021   PUD               Primary   Refinance            Reduced        84.63   84.57     448,550
0029735107  CANTORNA          IL   60464   Single Family     Primary   Purchase             Standard       59.09   58.99     325,000
0029735115  ANGUILLA          MA   02356   Single Family     Primary   Purchase             Reduced        80.00   79.87     464,000
0029735198  SCANLON           MD   20833   PUD               Primary   Cash-out Refinance   Standard       80.00   79.76     316,000
0029735248  PERSON            VA   20175   Single Family     Primary   Refinance            Standard       74.69   74.57     343,600
0029735263  BYARS             MD   21044   Single Family     Primary   Purchase             Standard       80.00   79.87     302,400
0029735289  CRAWFORD          TN   38028   Single Family     Primary   Cash-out Refinance   Reduced        31.25   31.19     500,000
0029735461  SHEPARD           NY   11937   Single Family     Secondary Purchase             Standard       80.00   79.94     364,000
0029735487  RASHAD            FL   33410   PUD               Secondary Purchase             Reduced        80.00   79.94     388,000
0029736246  JEPPENSEN         CA   95762   PUD               Primary   Purchase             Reduced        79.99   79.93     468,350
0029736345  DEVADOSS          CA   94544   Single Family     Primary   Purchase             Reduced        79.99   79.93     328,800
0029736378  ELLIOTT           CA   92130   PUD               Primary   Purchase             Reduced        69.98   69.93     571,800
0029736410  FEINMAN           CA   92130   PUD               Primary   Purchase             Standard       56.79   56.65     445,000
0029739059  HEALEY            VA   20112   PUD               Primary   Cash-out Refinance   Reduced        75.00   74.94     345,000
0029739133  BLANKS            IL   60035   PUD               Primary   Purchase             Reduced        39.48   39.41     685,000
0029739240  JELKS             IL   60616   Single Family     Primary   Purchase             Standard       90.00   90.00     345,150
0029739331  JOHNSON           FL   33629   Single Family     Primary   Cash-out Refinance   Reduced        68.90   68.85     441,000
0029739380  HOLT              AL   36117   PUD               Primary   Refinance            Reduced        69.94   69.88     598,000
0029739406  CURRAN            IL   60453   Single Family     Primary   Refinance            Reduced        78.97   78.76     308,000
0029739513  GOODMAN           IL   60177   PUD               Primary   Purchase             Reduced        79.99   79.87     352,340
0029739539  BRENNER           IL   60510   Single Family     Primary   Purchase             Reduced        68.06   67.95     650,000
0029740446  SALEHI            VA   22102   Single Family     Primary   Refinance            Standard       80.00   79.81     584,000
0029740453  WILLIAMSON        VA   22451   PUD               Primary   Purchase             Reduced        80.00   79.87     300,000
0029740511  RUPSCH            IL   60048   Single Family     Primary   Refinance            Reduced        79.92   79.80     327,700
0029740578  TOTO JR           PA   17112   Single Family     Primary   Purchase             Standard       80.00   79.87     378,020
0029740602  SHELDON           FL   33326   PUD               Primary   Purchase             Reduced        79.98   79.86     503,800
0029740628  VAYO              FL   33176   Single Family     Primary   Purchase             Standard       80.00   79.81     364,000
0029740636  WILLIAMSON        FL   33305   Single Family     Primary   Purchase             Standard       90.00   89.86     292,500
0029740644  WHITE SR          FL   33330   PUD               Primary   Refinance            Reduced        74.30   74.18     345,500
0029740651  HARMER            FL   33626   PUD               Primary   Purchase             Reduced        79.99   79.86     345,000
0029740669  KRAUS             DC   20015   Single Family     Primary   Refinance            Reduced        60.52   60.42     308,700
0029740677  KELLEY            PA   10147   Single Family     Primary   Refinance            Reduced        80.00   79.93     480,000
0029740685  MICHAELS          CO   80304   Single Family     Primary   Purchase             Reduced        72.77   72.59     499,950
0029740719  OSTER             CO   80027   PUD               Primary   Refinance            Reduced        77.00   76.94     450,500
0029740743  KUPREWICZ         IL   60622   PUD               Primary   Purchase             Reduced        89.86   89.72     388,000
0029740784  NEUMANN           VA   22314   Single Family     Primary   Refinance            Reduced        70.53   70.47     331,500
0029740792  PAULDIN II        MD   20833   Single Family     Primary   Refinance            Reduced        79.11   78.98     427,200
0029740826  RIERSON           FL   33549   PUD               Primary   Purchase             Reduced        70.12   70.00     575,000
0029740842  OCARIZ            FL   33133   Single Family     Primary   Purchase             Standard       80.00   79.87     500,000
0029740875  PADOVANO          FL   33133   Single Family     Primary   Purchase             Standard       66.39   66.33     800,000
0029740958  WOLPERT           FL   33332   PUD               Primary   Purchase             Reduced        79.99   79.93     399,900
0029743549  ROCK              CT   06426   Single Family     Primary   Purchase             Reduced        80.00   79.94     396,000
0029743739  SITDIKOV          CA   94086   Condominimum      Primary   Refinance            Standard       75.60   75.49     465,000
0029745023  FERNANDEZ         NY   11040   Single Family     Primary   Purchase             Standard       80.00   79.93     332,000
0029747250  CHONG             CA   94550   Single Family     Primary   Purchase             Reduced        79.99   79.93     529,750
0029747284  SHANNON           FL   33146   Single Family     Primary   Purchase             Reduced        80.00   79.93     297,600
0029747300  ASHCRAFT          CA   93021   PUD               Primary   Refinance            Reduced        73.05   72.94     301,000
0029747326  SHANE             CA   92009   PUD               Primary   Purchase             Reduced        79.99   79.87     465,100
0029752417  BISESTO           NY   10595   Single Family     Primary   Refinance            Standard       74.71   74.65     325,000
0029752441  COHEN             IL   60015   PUD               Primary   Purchase             Standard       35.71   35.68     350,000
0029752540  MCGIRR            CA   90275   Condominimum      Primary   Purchase             Standard       80.00   79.93     344,000
0029752656  BERNSTEIN         NY   10583   Single Family     Primary   Cash-out Refinance   Reduced        50.72   50.68     350,000
0029752664  GOODE             CA   92673   PUD               Primary   Purchase             Standard       79.98   79.92     334,500
0029752680  DAUTEL            IL   60047   PUD               Primary   Purchase             Reduced        80.00   79.88     468,000
0029752755  CEBENOYAN         NY   10708   Single Family     Primary   Purchase             Reduced        80.00   79.93     392,000
0029752797  KROPP             VA   20191   Single Family     Primary   Cash-out Refinance   Reduced        69.53   69.47     299,000
0029752821  CALAMBRO          MD   21104   PUD               Primary   Refinance            Reduced        72.21   72.09     355,300
0029754306  KADZIAUSKAS       CA   92679   PUD               Primary   Purchase             Reduced        76.87   76.75     498,650
0029754777  WEEKS             FL   33076   PUD               Primary   Purchase             Standard       79.99   79.93     379,650
0029755170  KNAPP III         NJ   07840   Single Family     Primary   Refinance            Standard       79.54   79.54     350,000
0029755204  DANILE            CT   06820   Single Family     Primary   Purchase             Standard       90.00   89.86     369,000
0029755220  CAPONE            MD   20878   PUD               Primary   Purchase             Standard       79.99   79.93     319,200
0029755261  BERGMAN           NY   10522   Single Family     Primary   Purchase             Reduced        80.00   79.93     404,000
0029755303  MORKEN            VA   22309   Single Family     Primary   Purchase             Standard       80.00   79.87     305,600
0029755592  GIGANTINO         CA   94598   Single Family     Primary   Cash-out Refinance   Reduced        75.00   74.94     435,000
0029755600  HAYES             CA   94507   Single Family     Primary   Purchase             Standard       48.57   48.53     425,000
0029755642  REARDON           VA   22305   Single Family     Primary   Purchase             Reduced        80.00   79.93     492,000
0029758422  STAEBLER          CA   95032   Condominimum      Primary   Refinance            Standard       58.12   58.03     393,500
0029759263  STOUT             UT   84010   Single Family     Primary   Cash-out Refinance   Reduced        71.56   71.44     365,000
0029760154  GROTHE            CA   94510   Single Family     Primary   Cash-out Refinance   Reduced        80.00   79.84     308,000
0029760303  SCOGGINS          CA   93311   Single Family     Secondary Refinance            Standard       80.00   79.87     308,000
0029762788  YORK              CT   06903   Single Family     Primary   Cash-out Refinance   Standard       62.50   62.39     375,000
0099007775  GALVIN SR         VA   20176   PUD               Primary   Purchase             Reduced        76.34   76.21     400,000
0099011421  LLANAS            TX   78015   PUD               Primary   Refinance            Reduced        80.00   79.82     332,000
0099012148  FARLEY            VA   20175   Single Family     Primary   Purchase             Reduced        80.00   79.86     336,800
0099012551  KESSLER           MD   20850   PUD               Primary   Purchase             Standard       80.00   79.87     521,600
0099020166  OLEJNIK           CA   65023   Single Family     Primary   Cash-out Refinance   Standard       54.86   54.74     389,000
0099020661  GOCKEL            CA   95377   Single Family     Primary   Refinance            Reduced        71.33   71.27     321,000
0099023640  MITCHELL          MD   21797   PUD               Primary   Refinance            Reduced        73.70   73.57     368,500
0099025066  KNORRING          CA   95404   Single Family     Primary   Cash-out Refinance   Standard       62.60   62.50     360,000
0099026007  LEGETTE           VA   20176   PUD               Primary   Purchase             Reduced        79.99   79.93     327,850
0099026411  MARTIN            TN   38112   Single Family     Primary   Purchase             Standard       80.00   79.86     312,000
0099026601  BENSON            VA   22039   Single Family     Primary   Purchase             Reduced        79.99   79.86     607,450
0099032294  SPILLE            VA   22039   Single Family     Primary   Purchase             Reduced        65.20   65.09     400,000
0099033151  WEBSTER           TX   75093   PUD               Primary   Purchase             Standard       80.00   79.93     604,000
0099033557  HAIGNERE JR       CA   92109   Single Family     Primary   Cash-out Refinance   Standard       59.66   59.56     355,000
0099034050  STECHSCHULTE      OH   43017   Single Family     Primary   Purchase             Standard       66.66   66.66     500,000
0099034456  AGDEPPA           CA   94116   Single Family     Primary   Cash-out Refinance   Standard       55.55   55.51     300,000
0099035685  BINDEMAN          FL   33408   Single Family     Secondary Refinance            Standard       48.10   48.06     380,000
0099036477  OLSON             MD   21035   PUD               Primary   Purchase             Standard       79.99   79.86     606,950
0099037020  GOMES             CA   94539   Single Family     Primary   Refinance            Standard       77.77   77.65     350,000
0099037442  RAND              CA   92009   PUD               Primary   Cash-out Refinance   Standard       68.72   68.61     457,000
0099037459  PLOSHAY           CA   95014   Two Family        Primary   Refinance            Standard       65.00   64.89     494,000
0099037491  MAJOR             WA   98039   Single Family     Primary   Purchase             Standard       80.00   79.93     540,400
0099037582  BARENBERG         CO   80127   PUD               Primary   Purchase             Reduced        75.19   75.07     400,000
0099037699  JONES             GA   30024   PUD               Primary   Refinance            Standard       80.00   80.00     360,000
0099037855  WORRELL JR        NC   27560   PUD               Primary   Purchase             Standard       80.00   79.93     319,920
0099038085  MANCINI           CA   94901   Single Family     Primary   Purchase             Standard       80.00   79.93     298,400
0099038127  HADDY             CA   94538   Single Family     Primary   Cash-out Refinance   Standard       67.04   66.98     295,000
0099038150  REZAI             CA   94115   Condominimum      Primary   Cash-out Refinance   Standard       68.75   68.63     522,500
0099038515  HUNSICKER         OR   97034   Single Family     Primary   Refinance            Standard       80.00   79.80     412,800
0099038531  DOLIN             CA   94553   Single Family     Primary   Purchase             Standard       80.00   79.93     364,000
0099038614  JONES             NC   28173   PUD               Primary   Purchase             Standard       77.58   77.51     350,000
0099038762  YAP               VA   20176   PUD               Primary   Purchase             Reduced        79.99   79.86     335,350
0099039190  NUHAILY           CA   92131   PUD               Primary   Purchase             Standard       74.90   74.75     440,000
0099039224  JACKSON           TX   75225   Single Family     Primary   Refinance            Standard       77.11   77.05     374,000
0099040313  HARPER            CA   95448   Single Family     Primary   Refinance            Reduced        71.06   70.95     366,000
0099040420  DANGERMOND        CA   94901   Single Family     Primary   Purchase             Reduced        80.00   79.93     439,200
0099040446  JONES             VA   22947   PUD               Primary   Purchase             Standard       80.00   79.86     344,800
0099041378  CUSACK            VA   22182   PUD               Primary   Purchase             Reduced        80.00   79.93     319,200
0099042012  BEVAN             CT   06426   Single Family     Primary   Cash-out Refinance   Reduced        63.33   63.28     380,000
0099042129  BUMATAY           CA   95131   PUD               Primary   Cash-out Refinance   Standard       70.21   70.15     330,000
0099042608  CUMMINGS          MA   02067   Single Family     Primary   Cash-out Refinance   Reduced        63.93   63.93     335,000
0099042657  TAYLOR            VA   23059   PUD               Primary   Purchase             Standard       78.24   78.11     356,000
0099043077  ROMANO            CA   92673   PUD               Primary   Purchase             Standard       79.99   79.99     438,450
0099043135  ROGERS            NC   28078   PUD               Primary   Purchase             Standard       94.80   94.73     283,000
0099043242  MEADE             CA   95020   Four Family       Primary   Purchase             Standard       80.00   80.00     524,000
0099044703  SUNSERI           CA   93101   Single Family     Primary   Purchase             Reduced        74.59   74.47     323,000
0099044877  JOGLEKAR          MA   02459   Single Family     Primary   Refinance            Standard       50.88   50.84     402,000
0099045130  CLICK JR          CA   95120   Single Family     Primary   Refinance            Standard       59.56   59.41     369,300
0099045262  ZUNIGA            CA   94127   Single Family     Primary   Refinance            Standard       80.00   80.00     600,000
0099045346  REYNOLDS          CA   94010   Single Family     Primary   Cash-out Refinance   Standard       52.82   52.78     369,800
0099045528  WILLIAMSON        TN   37205   Single Family     Primary   Refinance            Standard       80.00   80.00     440,000
0099045718  HARRISON          FL   33611   PUD               Primary   Purchase             Standard       79.69   79.56     314,800
0099046666  WALKUP            CA   94043   Single Family     Primary   Refinance            Standard       50.00   50.00     320,000
0099046690  NILAND            MA   02066   Single Family     Primary   Cash-out Refinance   Standard       71.59   71.53     315,000
0099046708  SIEGLER           CO   80401   PUD               Primary   Purchase             Standard       75.60   75.54     310,000
0099046781  ANDREATOS         VA   22030   Single Family     Primary   Refinance            Reduced        71.31   71.26     476,750
0099046872  HIDALGO           TX   77401   Single Family     Primary   Purchase             Reduced        80.00   79.93     500,000
0099046948  ATCHISON          PA   19425   PUD               Primary   Refinance            Standard       66.54   66.48     298,100
0099047102  SPRING III        CA   92694   PUD               Primary   Purchase             Reduced        71.29   71.17     303,700
0099047110  DECKER            IN   46032   PUD               Primary   Purchase             Standard       61.94   61.49     350,000
0099047128  FAIRBANKS JR      PA   19343   Single Family     Primary   Purchase             Reduced        79.64   79.55     450,000
0099047136  BOETIG            VA   20176   PUD               Primary   Purchase             Reduced        79.98   79.92     401,000
0099047862  KULAWIAK          CA   95404   Single Family     Primary   Purchase             Standard       76.07   76.07     550,000
0099047953  REICHLE           CA   95037   Single Family     Primary   Purchase             Reduced        43.75   43.67     350,000
0099048183  HRAB              CO   80918   PUD               Primary   Purchase             Standard       79.99   79.93     296,450
0099048282  FOCER             NY   11570   Single Family     Primary   Purchase             Standard       80.00   79.93     320,000
0099048589  PERKINS           CA   90064   Single Family     Primary   Refinance            Standard       73.80   73.75     465,000
0099048688  MAHER             CA   94549   Single Family     Primary   Purchase             Standard       64.00   63.89     400,000
0099049140  CAMP IV           MD   21122   Single Family     Primary   Refinance            Reduced        80.00   79.78     392,000
0099049363  BLACKMAN          CA   90068   Single Family     Primary   Refinance            Reduced        54.57   54.48     382,000
0099049421  DURALIA           OH   44021   Single Family     Primary   Purchase             Reduced        68.19   68.09     358,000
0099049538  KURIHARA          CO   80138   Single Family     Primary   Refinance            Reduced        74.51   74.40     305,500
0099049892  BECKMAN           CO   80465   PUD               Primary   Purchase             Standard       70.00   70.00     644,000
0099050080  JANSEN            CA   95648   PUD               Primary   Purchase             Reduced        79.48   79.42     512,320
0099050221  HERON             CA   95037   Single Family     Primary   Refinance            Standard       68.35   68.30     666,500
0099050395  CAPUTO            VA   22180   Single Family     Primary   Purchase             Reduced        74.62   74.45     425,000
0099050478  MCLEOD            VA   22302   PUD               Primary   Purchase             Reduced        68.77   68.66     533,000
0099050486  COLEMAN           VA   22304   PUD               Primary   Purchase             Standard       79.99   79.86     550,200
0099050965  BAGLIO            CA   92024   Condominimum      Primary   Refinance            Standard       72.25   72.19     289,000
0099051179  DHINGRA           VA   20171   PUD               Primary   Purchase             Reduced        74.99   74.93     499,900
0099051211  SUTTON            CA   94040   Single Family     Primary   Refinance            Standard       64.13   64.04     506,650
0099053761  TREADWAY          CO   80111   PUD               Primary   Purchase             Reduced        72.11   72.05     375,000
0099054462  BAKER             TN   37922   Single Family     Primary   Purchase             Standard       80.00   79.94     312,000
0099054553  PHILLIPS          PA   19444   Single Family     Primary   Purchase             Standard       79.99   79.99     355,550
0099054793  LACAYO            CA   92694   PUD               Primary   Purchase             Reduced        79.99   79.93     315,350
0099055105  GINSBURG          MD   21403   Single Family     Primary   Refinance            Standard       76.91   76.79     311,500
0099055279  BELL              CA   94704   Single Family     Primary   Refinance            Standard       63.20   63.14     316,000
0099055337  DERVINIS          PA   19425   PUD               Primary   Purchase             Standard       79.99   79.92     311,900
0099056095  BENTLEY           VA   22181   PUD               Primary   Purchase             Reduced        80.00   80.00     376,000
0099056111  EWERS             MI   48302   Single Family     Primary   Refinance            Standard       54.57   54.52     352,000
0099056137  HURST             CA   94041   Single Family     Primary   Cash-out Refinance   Standard       55.38   55.34     360,000
0099056582  SLIVKA            CO   80111   PUD               Primary   Refinance            Standard       48.58   48.58     430,000
0099056715  CERASE JR         AZ   85382   PUD               Primary   Purchase             Reduced        89.98   89.92     334,250
0099056723  BURT              OR   97202   Single Family     Primary   Purchase             Standard       80.00   79.93     452,000
0099056772  YAGO              CA   95124   Single Family     Primary   Refinance            Standard       43.17   43.14     367,000
0099057127  OLMSTED           TX   75225   Single Family     Primary   Purchase             Standard       80.00   79.94     564,000
0099057408  FURBISH           MD   21122   Single Family     Primary   Cash-out Refinance   Standard       55.45   55.45     305,000
0099057994  GRIMES            CA   94550   Single Family     Primary   Refinance            Standard       71.74   71.68     473,500
0099058059  HAMMOND           CO   80908   PUD               Primary   Refinance            Reduced        80.00   79.93     400,000
0099059545  EVANS             CA   91724   PUD               Primary   Cash-out Refinance   Standard       70.17   70.11     400,000
0099060048  DICKSON           CA   94086   Single Family     Investor  Refinance            Standard       51.66   51.62     310,000
0099060337  BORIOLO           CA   94038   Single Family     Primary   Cash-out Refinance   Standard       59.70   59.70     400,000
0099060949  HOWARD            OH   45255   Single Family     Primary   Purchase             Standard       80.00   79.93     348,000
0099061012  JOHNSON           CA   98004   Single Family     Primary   Purchase             Standard       55.17   55.12     400,000
0099061038  HARVEY            CA   94941   Single Family     Primary   Purchase             Standard       71.03   70.98     650,000
0099061632  CRISMIER III      VA   23229   Single Family     Primary   Cash-out Refinance   Standard       43.47   43.44     500,000
0099061806  JACOBS IV         TX   78257   PUD               Primary   Refinance            Standard       39.80   39.77     298,550
0099063489  CHAPMAN           VA   23226   Single Family     Primary   Purchase             Standard       80.00   79.93     376,000
0099065096  CONNAUGHTON       MD   20878   PUD               Primary   Purchase             Standard       67.13   67.08     380,000
0099065823  HAMRICK JR        AZ   85086   PUD               Primary   Purchase             Reduced        89.99   89.93     292,336
0099066417  DEAN              CA   95018   Single Family     Primary   Refinance            Reduced        77.86   77.80     292,000
0099067159  CAMPBELL          MD   20905   PUD               Primary   Purchase             Reduced        79.99   79.87     493,450
6000457629  MCCULLOUGH        TN   37027   PUD               Primary   Purchase             Standard       80.00   79.93     406,385
6002542675  FROELICH          CA   96161   Single Family     Primary   Cash-out Refinance   Standard       57.69   57.64     300,000
6005169773  ENIG              MD   20814   Single Family     Primary   Cash-out Refinance   Standard       62.74   62.69     320,000
6006252347  BOROS             SC   29926   PUD               Investor  Purchase             Standard       77.92   77.92     300,000
6007790576  MAES              CO   80016   Single Family     Primary   Purchase             Reduced        79.97   79.97     349,000
6008519552  JOHNSON           CA   94112   PUD               Primary   Purchase             Rapid          80.00   79.93     528,000
6009030948  SCHAPIRO          MD   21117   Single Family     Primary   Purchase             Rapid          80.00   80.00     645,452
6010296074  FOSTER            CA   94563   Single Family     Primary   Purchase             Standard       56.52   56.52     650,000
6011051635  ZAIDMAN           CA   91401   Single Family     Primary   Cash-out Refinance   Rapid          70.00   70.00     406,000
6012803810  LIPP              CA   91311   Single Family     Primary   Purchase             Rapid          80.00   80.00     520,000
6014176132  GARDNER           CA   93908   PUD               Primary   Purchase             Rapid          80.00   79.93     340,720
6014253899  RIMMER            WA   98119   Single Family     Primary   Cash-out Refinance   Rapid          68.37   68.32     320,000
6014270067  SELIG             CA   94550   Single Family     Primary   Refinance            Rapid          67.39   67.32     310,000
6014920737  SOKELAND          CA   94702   Single Family     Primary   Refinance            Rapid          74.89   74.89     358,000
6015777342  SPARKES           CA   95120   Single Family     Primary   Refinance            Rapid          69.94   69.94     598,000
6015939918  XENOS             CA   92661   Two Family        Primary   Cash-out Refinance   Rapid          45.82   45.82     401,000
6017082329  NESEL             WA   98092   Single Family     Primary   Refinance            Rapid          79.83   79.83     293,000
6017492668  BALDWIN           TX   77059   PUD               Primary   Purchase             Rapid          80.00   80.00     465,760
6017994879  MOORE JR          MA   02066   Single Family     Primary   Refinance            Rapid          77.97   77.91     366,500
6020110943  PENROD            CA   92688   PUD               Primary   Refinance            Rapid          80.00   79.93     424,000
6021135188  MEDELLIN          CA   95131   Single Family     Primary   Cash-out Refinance   Standard       61.85   61.80     300,000
6021284739  FRAZIER           TN   37212   Single Family     Primary   Refinance            Rapid          79.40   79.40     397,000
6021918468  SARTIN            CA   91201   Single Family     Primary   Purchase             Rapid          80.00   80.00     520,000
6021972036  ALVAREZ           NC   27560   PUD               Primary   Purchase             Rapid          75.19   75.13     425,000
6023065300  ESQUER            CA   94556   Single Family     Primary   Refinance            Rapid          79.86   79.80     579,000
6023227827  KOCHANNY          CA   94510   Single Family     Primary   Purchase             Rapid          80.00   79.93     368,000
6025943652  ANDERSON          CA   94606   Single Family     Primary   Cash-out Refinance   Standard       69.56   69.50     400,000
6028656798  PELEG             TX   77401   Single Family     Primary   Purchase             Rapid          80.00   80.00     620,000
6028781604  FAIRBROTHER       CA   94002   Single Family     Primary   Cash-out Refinance   Standard       66.48   66.48     615,000
6028951769  MCCULLOUGH        CA   90019   Single Family     Primary   Cash-out Refinance   Rapid          69.69   69.69     338,000
6032218874  BAIER             CA   95476   Single Family     Primary   Cash-out Refinance   Rapid          56.39   56.39     335,000
6032424555  CHAN              CA   94611   Single Family     Primary   Purchase             Rapid          70.00   70.00     479,500
6033829539  ST CLAIR          VA   22180   Single Family     Primary   Purchase             Rapid          80.00   80.00     292,800
6034178084  RUBIO-CORTES      CA   94100   High-Rise Condo   Primary   Purchase             Rapid          80.00   79.93     604,000
6034254372  LUSCOMBE          CA   95405   Single Family     Primary   Refinance            Rapid          61.80   61.80     343,000
6034287976  PILOTO            CA   92025   PUD               Primary   Refinance            Standard       76.82   76.74     343,400
6034312865  KELLY             FL   32176   Single Family     Primary   Purchase             Standard       80.00   80.00     460,000
6034724762  KNIFFEN           TX   75022   PUD               Primary   Refinance            Rapid          71.44   71.44     600,100
6035606166  LARA              CA   95127   Single Family     Primary   Purchase             Standard       80.00   79.93     318,000
6036492442  ZUNIGA            CA   94587   Condominimum      Primary   Cash-out Refinance   Standard       75.00   75.00     300,000
6037752745  PARRISH           MD   21401   Single Family     Primary   Refinance            Standard       80.00   80.00     460,000
6038074669  SACKHEIM          CA   95864   Single Family     Primary   Cash-out Refinance   Rapid          64.18   64.18     475,000
6039369886  RAO               CA   92614   PUD               Primary   Purchase             Rapid          80.00   80.00     328,000
6039390023  TWIST             CA   93442   Single Family     Primary   Refinance            Reduced        67.92   67.92     360,000
6039447831  BUGLER            WA   98075   PUD               Primary   Refinance            Rapid          79.88   79.88     417,000
6039594905  SANCHEZ           CA   92881   Single Family     Primary   Refinance            Standard       80.00   80.00     352,000
6039697633  REEVES            WA   98029   Single Family     Primary   Refinance            Standard       49.41   49.37     425,000
6040280924  HAYES             CA   95030   Single Family     Primary   Cash-out Refinance   Rapid          35.94   35.91     390,000
6042188620  PAPPAS            CA   90064   Single Family     Primary   Refinance            Rapid          68.15   68.15     443,000
6042424645  FOUGHT            CA   94018   Single Family     Primary   Cash-out Refinance   Standard       64.04   63.99     285,000
6043273298  ISRAEL            VA   22039   Single Family     Primary   Purchase             Standard       80.00   80.00     585,600
6043360608  BERKES            CA   90266   Single Family     Primary   Purchase             Rapid          72.70   72.65     650,000
6044953526  SILVERBERG        CA   90405   Single Family     Primary   Refinance            Rapid          73.19   73.03     567,274
6046713381  FOSTER            CA   92067   PUD               Primary   Refinance            Rapid          37.91   37.87     817,000
6047397580  CHAN              CA   94010   Single Family     Primary   Cash-out Refinance   Rapid          41.00   41.00     615,000
6047497059  HILL              CA   93907   Single Family     Primary   Refinance            Standard       60.92   60.92     347,300
6047692188  GRABOWSKI         TX   77005   Single Family     Primary   Purchase             Rapid          80.00   79.93     454,400
6047831166  CHAMLEY           CA   94402   Single Family     Primary   Cash-out Refinance   Standard       58.00   58.00     290,000
6048295270  MOORE             NC   27949   PUD               Secondary Purchase             Reduced        67.05   67.00     500,000
6048836453  SPESSARD JR       GA   30022   PUD               Primary   Refinance            Standard       71.36   71.36     335,400
6048909466  MURPHY            CA   94611   Single Family     Primary   Purchase             Standard       67.56   67.56     552,000
6049910521  KEOGH             CA   94538   PUD               Primary   Refinance            Standard       80.00   80.00     364,000
6050436325  WALLACE           CO   80235   Single Family     Primary   Purchase             Rapid          80.00   80.00     424,000
6051626197  GORDON            MD   21631   Single Family     Primary   Refinance            Rapid          73.33   73.33     286,000
6052615413  WOOD              VA   22314   PUD               Primary   Purchase             Rapid          80.00   79.93     357,360
6053613979  MANN              CA   91604   Single Family     Primary   Purchase             Rapid          80.00   79.93     314,400
6055366691  CRITTENDEN        CO   80301   Single Family     Primary   Refinance            Rapid          51.66   51.61     310,000
6056748665  SCHWARTZ          CA   91604   Single Family     Primary   Refinance            Reduced        80.00   79.94     440,000
6057185289  DAFFURN           CA   95476   Single Family     Primary   Purchase             Standard       80.00   80.00     348,000
6058000305  SMITH             CA   90068   Single Family     Primary   Purchase             Rapid          80.00   79.93     383,200
6059246816  KOELLER           CA   95404   Single Family     Primary   Refinance            Standard       57.86   57.86     433,950
6061324650  SIZEMORE          CA   93023   Single Family     Primary   Refinance            Rapid          63.55   63.50     375,000
6062523094  ZAK               CA   94941   Single Family     Primary   Refinance            Standard       55.00   54.95     385,000
6063562687  BRYANT            CA   95124   Single Family     Primary   Purchase             Rapid          80.00   80.00     536,000
6063727124  WHITMAN           NC   27608   Single Family     Primary   Purchase             Rapid          66.66   66.66     350,000
6064177311  YAU               CA   95129   Single Family     Primary   Purchase             Rapid          75.00   74.93     471,750
6065491745  READ              IL   60035   PUD               Primary   Refinance            Rapid          78.83   78.83     365,000
6066046019  MARTINEZ          CA   94533   Single Family     Primary   Purchase             Timesaver-2    79.99   79.93     300,600
6066947596  GREENBERGER       CA   92869   Single Family     Primary   Purchase             Rapid          80.00   79.93     400,000
6071069626  KENNEDY           CA   91901   Single Family     Primary   Refinance            Standard       71.13   71.13     377,000
6072364398  STADTLER          CA   96148   Single Family     Secondary Purchase             Rapid          50.48   50.32     490,000
6072426668  PARISER           CA   93950   Single Family     Primary   Cash-out Refinance   Standard       64.38   64.18     367,000
6075300894  BRUHL             CT   06430   Single Family     Primary   Cash-out Refinance   Standard       67.16   67.16     450,000
6075435062  YUGUCHI           CA   90064   Single Family     Primary   Refinance            Standard       64.25   64.25     514,000
6076775292  MCGOVERN          MA   02176   Single Family     Primary   Purchase             Reduced        80.00   80.00     332,800
6077217989  FARROW            CA   90275   Single Family     Primary   Purchase             Standard       77.31   77.31     750,000
6077809272  MELLOR            GA   30075   PUD               Primary   Purchase             Rapid          80.00   79.93     284,000
6078923171  COWAN             CA   94305   Condominimum      Primary   Cash-out Refinance   Rapid          59.18   59.13     290,000
6079714942  MOULTON           CA   95864   Single Family     Primary   Purchase             Standard       90.00   89.93     323,100
6080470310  CRYER             CA   94087   Single Family     Primary   Purchase             Standard       80.00   80.00     512,000
6080738328  MOREY             CA   90048   Two Family        Investor  Purchase             Standard       62.50   62.50     500,000
6083145968  COX               CA   90275   Single Family     Primary   Refinance            Rapid          79.53   79.47     517,000
6086630164  MORRISON          CA   94517   Single Family     Primary   Purchase             Rapid          73.37   73.31     556,800
6088410599  WATSON            CA   90275   Single Family     Primary   Refinance            Standard       78.03   77.96     515,000
6092248738  CURRY             VA   22310   PUD               Primary   Purchase             Standard       80.00   80.00     538,400
6092476305  BOWERS            CA   95648   Single Family     Primary   Refinance            Rapid          62.58   62.58     485,000
6093118518  NANCE             CA   94070   Single Family     Primary   Purchase             Standard       80.00   79.93     664,000
6097486382  PHAN              CA   94134   Two Family        Primary   Refinance            All Ready Home 79.36   79.36     400,800
6099761030  PATERSON          CA   94947   Single Family     Primary   Cash-out Refinance   Rapid          55.14   55.09     314,300
6100781126  MARKS             CA   94550   Single Family     Primary   Refinance            All Ready Home 62.00   61.95     310,000
6102442594  MACK JR           CA   94618   Single Family     Primary   Cash-out Refinance   Rapid          62.50   62.50     400,000
6103637630  BRANDES           CA   92591   PUD               Primary   Purchase             Standard       77.46   77.46     330,000
6103757735  NICHOLSON         CA   95003   Single Family     Primary   Cash-out Refinance   Standard       73.52   73.47     300,000
6103860331  HULING            FL   33158   Single Family     Primary   Refinance            Standard       77.22   77.22     289,600
6104276057  ZEEDIK            CA   91361   PUD               Primary   Refinance            Standard       47.54   47.50     290,000
6104586869  WHITE             VA   22209   PUD               Primary   Refinance            Rapid          77.16   77.16     409,000
6107926658  STOOPS            CA   94707   Single Family     Primary   Purchase             Rapid          80.00   79.93     384,800
6108631711  PEABODY           CA   95006   Single Family     Primary   Refinance            Standard       70.00   69.94     393,400
6109027117  LEE               CA   94122   Single Family     Primary   Refinance            Rapid          73.05   73.05     705,000
6111368483  MCGONAGLE         MD   20815   Single Family     Primary   Purchase             Rapid          80.00   80.00     439,200
6111551922  PHAM              CA   94539   Single Family     Primary   Refinance            Standard       71.84   71.84     370,000
6113323734  CUTINO            CA   93940   Single Family     Investor  Purchase             Standard       69.15   69.15     296,000
6113739798  MCLEAN            PA   15317   PUD               Primary   Purchase             Rapid          77.41   77.41     480,000
6114057547  WOLFGRAM          CA   92675   PUD               Primary   Cash-out Refinance   Rapid          61.27   61.22     530,000
6114801910  CUMMINS           VA   22003   Single Family     Primary   Purchase             Standard       80.00   80.00     328,000
6117136967  SKAPER            CA   93065   PUD               Primary   Purchase             Rapid          67.93   67.87     375,000
6117365590  RIGALI            CA   92627   Single Family     Primary   Refinance            Rapid          69.89   69.89     325,000
6117628047  AFABLE            CA   94112   Single Family     Primary   Purchase             Rapid          80.00   79.93     328,000
6118265054  TOMASHEFSKI       VA   22181   Single Family     Primary   Refinance            Rapid          71.87   71.87     575,000
6118478608  SPINDLER          TX   75252   PUD               Primary   Refinance            All Ready Home 80.00   80.00     371,200
6118941480  POLLYDORE         GA   30087   Single Family     Primary   Purchase             Standard       80.00   80.00     540,000
6119352075  COMER JR          CA   92130   Single Family     Primary   Cash-out Refinance   Rapid          51.32   51.32     367,000
6119862966  DEVINCENT         NC   28741   Single Family     Secondary Refinance            Rapid          51.42   51.42     450,000
6120655417  LUNDELL           DC   20010   Townhouse         Primary   Purchase             Rapid          80.00   80.00     356,101
6121174673  FILON             FL   33446   PUD               Primary   Purchase             Rapid          53.41   53.37     325,000
6124539252  VAZQUEZ           CA   94112   Single Family     Primary   Purchase             Standard       74.07   74.01     320,000
6128128185  MEDFORD           MD   20716   Single Family     Primary   Refinance            Rapid          80.00   79.94     464,000
6131676444  LANNES            CA   94598   Single Family     Primary   Purchase             Standard       79.99   79.93     439,900
6134442927  ALEXANDER         NC   27858   Single Family     Primary   Purchase             Rapid          69.39   69.33     297,000
6136748321  REYES             CA   94015   Single Family     Primary   Cash-out Refinance   Standard       68.08   68.08     320,000
6137194871  CEBALLOS          CA   94015   Single Family     Primary   Purchase             Rapid          74.73   74.73     355,000
6140629384  WILSON            CA   95673   PUD               Primary   Cash-out Refinance   Standard       58.82   58.82     500,000
6140767218  DIOSOMITO         CA   90045   Single Family     Primary   Cash-out Refinance   Standard       68.96   68.96     300,000
6140846442  MILLER            CA   94553   Single Family     Primary   Purchase             Standard       80.00   80.00     311,200
6141289758  MACKANIC          CA   90254   Two Family        Primary   Purchase             Rapid          80.00   79.93     432,000
6141380979  KENYON            CA   93950   Single Family     Primary   Purchase             Rapid          51.09   51.09     350,000
6141446424  GREGG             CA   92131   PUD               Primary   Refinance            Rapid          61.44   61.39     421,500
6141902517  SERRANO           CA   95616   Two Family        Primary   Purchase             Standard       89.98   89.98     359,500
6142199824  LIVINGSTON        AZ   85234   Single Family     Primary   Cash-out Refinance   Standard       65.34   65.34     330,000
6142335790  BOBST             VA   22207   Single Family     Primary   Purchase             Rapid          80.00   79.94     321,600
6142366225  MOORE             CA   95120   Single Family     Primary   Cash-out Refinance   Standard       68.63   68.63     477,000
6143033667  HILLIARD          CA   94558   Single Family     Primary   Purchase             Rapid          80.00   80.00     336,000
6143711890  GRAY              CA   92673   PUD               Primary   Refinance            Rapid          79.48   79.42     389,500
6144091029  MURPHY            CA   94709   Single Family     Primary   Purchase             Rapid          68.00   68.00     459,000
6146097271  WINTER            VA   22207   Single Family     Primary   Purchase             Standard       80.00   79.93     312,800
6147285818  PLUTH             CA   93940   PUD               Primary   Refinance            Rapid          35.29   35.26     600,000
6147824301  WENSLEY           CA   91364   Single Family     Primary   Refinance            Standard       75.55   75.49     340,000
6148550640  CARRERA           CA   95076   Single Family     Primary   Refinance            Standard       78.32   77.72     332,900
6149050608  KEMPA             CA   92127   PUD               Primary   Purchase             Rapid          72.53   72.53     420,000
6149666221  MCDONALD          CA   94517   PUD               Primary   Purchase             Rapid          65.08   65.08     330,000
6150422506  WELCH             CA   94903   Single Family     Primary   Cash-out Refinance   Rapid          68.03   68.03     415,000
6150907548  JUNG              CA   94121   Single Family     Primary   Cash-out Refinance   Standard       55.55   55.51     450,000
6151739023  NGUYEN            CA   95130   Single Family     Primary   Purchase             Standard       80.00   80.00     420,000
6155328328  CAPONIGRO         CA   90803   Single Family     Primary   Purchase             Rapid          61.98   61.98     300,000
6156609577  OSBORN            CA   94526   Single Family     Primary   Refinance            Rapid          40.00   40.00     340,000
6157771392  KINYON            CA   94513   Single Family     Primary   Purchase             Standard       79.99   79.99     358,250
6157838332  YOSHIDA           CA   95404   PUD               Primary   Refinance            Rapid          52.17   52.17     300,000
6158423910  PAOLUCCI          CA   90274   Single Family     Primary   Cash-out Refinance   Standard       66.66   66.66     500,000
6158790920  EAGER             VA   20165   PUD               Primary   Purchase             Standard       80.00   80.00     332,000
6160115058  SARELSON          VA   20124   PUD               Primary   Purchase             Rapid          80.00   80.00     340,800
6161638876  COSTLEY           VA   22204   Single Family     Primary   Purchase             Standard       77.33   77.33     290,000
6165274041  BICKFORD          ME   04105   Single Family     Primary   Purchase             Rapid          80.00   80.00     454,400
6165308385  MEAKIN            CA   94107   Condominimum      Primary   Purchase             Standard       76.13   76.13     319,000
6166024874  NGUYEN            TX   77479   PUD               Primary   Purchase             Standard       80.00   80.00     559,200
6166037900  HAMILTON          NC   28445   Single Family     Primary   Refinance            Standard       87.09   87.02     307,000
6167453544  CUSTODIO          CA   94513   Single Family     Primary   Refinance            Rapid          72.00   72.00     360,000
6169047807  RINDAL            CA   94121   Single Family     Primary   Refinance            Standard       46.66   46.62     476,000
6169208581  SMITH             CA   95138   Single Family     Primary   Cash-out Refinance   Rapid          69.44   69.44     500,000
6169603880  WEYMANN           CA   92103   Single Family     Primary   Cash-out Refinance   Standard       49.63   49.59     340,000
6169935050  IRVIN             FL   33455   Single Family     Primary   Purchase             Standard       90.00   90.00     324,000
6170301144  MILLER III        SC   29401   Single Family     Secondary Purchase             Standard       85.71   85.64     300,000
6170414434  SHEHABI           CA   94002   Single Family     Primary   Cash-out Refinance   Rapid          55.00   55.00     385,000
6172525310  MOSCOSO           CA   94015   Single Family     Primary   Purchase             Standard       80.00   79.85     301,600
6175241675  RAFTERY           CA   94070   Single Family     Primary   Purchase             Rapid          80.00   79.93     320,000
6176650155  VICENTE           CA   94014   Single Family     Primary   Cash-out Refinance   Rapid          72.74   72.74     312,800
6177562664  BRANN             CA   92009   PUD               Primary   Purchase             Rapid          75.00   74.93     945,000
6178322084  BRYANT            CA   94611   Single Family     Primary   Cash-out Refinance   Rapid          70.00   70.00     518,000
6181234417  LEMAY             CA   94925   PUD               Primary   Purchase             Timesaver-1    79.01   78.94     320,000
6183286381  BRATTON           CA   95762   PUD               Primary   Refinance            Standard       79.26   79.26     325,000
6185069769  WHITE             CA   95003   Single Family     Primary   Refinance            Standard       69.89   69.89     650,000
6186237944  LIN               AZ   85750   Single Family     Primary   Purchase             Standard       84.83   84.77     330,000
6188156712  LEATHWOOD         VA   20190   PUD               Primary   Purchase             Rapid          80.00   80.00     308,000
6191897005  CHEDEKEL          CA   94595   Single Family     Primary   Purchase             Rapid          74.13   74.08     430,000
6191915849  BLAYLOCK          FL   33037   Condominimum      Primary   Purchase             Standard       65.00   65.00     650,000
6192246855  WHITE             CA   94563   Single Family     Primary   Cash-out Refinance   Rapid          55.17   55.17     400,000
6193476451  ODONNELL          VA   20124   Single Family     Primary   Purchase             Rapid          69.18   69.12     449,000
6193864276  MARION            CA   94588   PUD               Primary   Cash-out Refinance   Rapid          57.14   57.09     320,000
6195456048  YAFAI             CA   95123   Single Family     Primary   Purchase             Rapid          74.70   74.64     460,000
6195856668  WINSTON           KS   66062   Single Family     Primary   Refinance            Rapid          74.81   74.81     512,500
6197171579  FINNIGAN          CA   90275   Single Family     Primary   Refinance            Standard       66.59   66.54     432,850
6197440149  GORE              CA   92705   Single Family     Primary   Purchase             Rapid          79.93   79.93     478,000
6197454850  CUMMINGS          CA   93110   Single Family     Primary   Refinance            Rapid          66.86   66.80     441,300
6198448398  NELSON            WA   98333   Single Family     Primary   Cash-out Refinance   Standard       64.05   64.00     621,365
6199380475  CALLAHAN          GA   30328   Single Family     Primary   Purchase             Rapid          76.00   76.00     352,260
6201663660  CROOKS            CA   95746   PUD               Primary   Refinance            Standard       77.60   77.60     648,000
6202455603  LAWSON            CA   94114   Condominimum      Primary   Purchase             Standard       80.00   79.93     375,200
6203475345  WILLIAMS          GA   30342   Single Family     Primary   Purchase             Rapid          80.00   79.93     308,800
6204184177  MCGOVERN          MA   02472   Single Family     Primary   Cash-out Refinance   Standard       67.71   67.71     430,000
6204456211  DELSECCO          CA   94070   Single Family     Primary   Purchase             Rapid          58.62   58.57     425,000
6205806968  DORSEY            NC   27949   Single Family     Secondary Refinance            Rapid          60.28   60.23     320,000
6207790616  COUCH             CA   94062   Single Family     Primary   Refinance            Standard       50.00   49.96     750,000
6208044070  ASHTON            CA   94596   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.94     337,500
6212972126  STEIN             CA   94903   Single Family     Primary   Purchase             Standard       80.00   80.00     420,000
6214038355  SCHAUSS           VA   23233   PUD               Primary   Purchase             Rapid          80.00   80.00     464,000
6214097369  CAVALLI           CA   95032   Single Family     Primary   Cash-out Refinance   Standard       37.50   37.50     330,000
6215288421  BAKER             CA   94587   Single Family     Primary   Refinance            Rapid          62.52   62.43     297,000
6216075264  AUSTIN            CA   94025   Single Family     Primary   Cash-out Refinance   Standard       30.76   30.74     400,000
6216695723  KLIGER            CA   94611   Single Family     Primary   Purchase             Rapid          80.00   80.00     432,000
6216913613  RICHMOND          CA   94803   Single Family     Primary   Cash-out Refinance   Standard       71.03   71.03     309,000
6218171889  HERWEG            CA   90814   Single Family     Primary   Purchase             Standard       89.98   89.98     314,050
6219188668  PUSEY             CO   80524   PUD               Primary   Refinance            Rapid          42.13   42.13     343,000
6219758171  THOMAS            CA   94122   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.93     637,500
6220001389  NELSON            OR   97215   Single Family     Primary   Refinance            Rapid          76.51   76.51     505,000
6220003625  DUNCAN            CA   94558   Single Family     Primary   Purchase             Rapid          69.99   69.94     335,900
6220361999  DREYER            CO   80220   Single Family     Primary   Refinance            Rapid          68.58   68.58     339,500
6220821471  BONIN             CA   94560   Single Family     Primary   Refinance            Rapid          79.28   79.21     333,000
6221964403  YECKLEY           CA   92596   PUD               Primary   Purchase             Standard       80.00   79.93     284,000
6222192004  MOHIUDDIN         CA   94587   Single Family     Primary   Refinance            Standard       80.00   80.00     336,000
6226896105  STEWART           CA   95476   PUD               Primary   Cash-out Refinance   Rapid          68.87   68.87     385,000
6230604693  SEARS             CA   95945   Single Family     Primary   Purchase             Reduced        80.00   80.00     344,000
6230906684  HAWK JR           CA   95682   PUD               Primary   Refinance            Rapid          67.87   67.81     526,000
6233474235  BOLLEN            TN   37064   PUD               Primary   Purchase             Rapid          80.00   79.93     297,600
6234100326  LITTON JR         CA   94002   PUD               Primary   Cash-out Refinance   Standard       66.24   66.24     520,000
6234462106  CRAIG             NC   27410   Single Family     Primary   Purchase             Standard       80.00   79.93     319,120
6237469116  CRAIG             CO   80016   PUD               Primary   Cash-out Refinance   Rapid          66.78   66.73     380,000
6237973885  HOOGHUIS          CA   94533   PUD               Primary   Purchase             Standard       79.98   79.98     383,900
6239244061  BRUGGEWORTH       NC   28594   Single Family     Secondary Purchase             Rapid          80.00   80.00     400,000
6239705863  STRICKLAND        SC   29223   PUD               Primary   Cash-out Refinance   Rapid          70.00   70.00     455,000
6240387461  GOLDSTEIN         CA   92128   PUD               Primary   Cash-out Refinance   Rapid          69.56   69.50     400,000
6240428026  SAHIB             CA   94401   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.94     333,750
6241353751  FORSTER           CA   94502   PUD               Primary   Refinance            Standard       54.95   54.90     577,000
6241911954  MALONE            VA   23185   Single Family     Primary   Purchase             Standard       80.00   80.00     534,480
6242081658  HUNTER            CA   95008   Single Family     Primary   Refinance            Rapid          69.74   69.68     408,000
6243423974  TALLORIN          CA   94560   Single Family     Primary   Purchase             Rapid          80.00   79.93     327,960
6245347940  LEE               CA   94303   Single Family     Primary   Purchase             Rapid          80.00   80.00     608,000
6245492118  JOHNSON           CA   92648   PUD               Primary   Refinance            Rapid          55.13   55.08     510,000
6245872863  PAUP              CA   95008   Single Family     Primary   Cash-out Refinance   Rapid          66.89   66.84     461,600
6246040650  PICKERING         TX   77024   Single Family     Primary   Refinance            Rapid          32.97   32.94     659,500
6246984410  WARFEL            CA   94596   Single Family     Primary   Cash-out Refinance   Standard       57.39   57.34     330,000
6247082040  JANSSEN           CA   95008   PUD               Primary   Refinance            Standard       66.66   66.66     480,000
6248945948  STORM             CA   94306   Single Family     Primary   Refinance            Rapid          79.71   79.64     550,000
6250926976  LONGHINI          CA   94402   Single Family     Primary   Refinance            Rapid          31.68   31.65     320,000
6250956601  WILLSEN           CA   93923   Single Family     Primary   Refinance            Standard       70.00   70.00     833,000
6251450596  ARCE              OH   43221   Single Family     Primary   Purchase             Rapid          80.00   80.00     476,000
6251536642  ADAMS             UT   84109   Single Family     Primary   Refinance            Rapid          80.00   80.00     456,000
6254548362  JACOBS            CA   91302   Single Family     Primary   Purchase             Standard       69.12   69.07     515,000
6254866855  BLOM              CA   94558   Single Family     Primary   Purchase             Rapid          80.00   80.00     604,000
6255403104  VALENTI           CA   90068   Single Family     Primary   Refinance            Standard       71.55   71.49     483,000
6255739259  PENNER            CA   95667   Single Family     Primary   Purchase             Standard       90.00   90.00     378,000
6256230365  GERMAN            CA   93908   PUD               Primary   Refinance            Standard       75.42   75.42     445,000
6257690781  JOWERS            VA   22039   PUD               Primary   Purchase             Rapid          79.99   79.99     420,750
6257808342  TATGE             TX   77459   PUD               Primary   Purchase             Rapid          70.41   70.41     649,000
6258436846  MENDOZA           CA   94602   Single Family     Primary   Purchase             Standard       80.00   80.00     332,000
6260648842  DEAN              MO   63105   Single Family     Primary   Cash-out Refinance   Standard       69.56   69.51     400,000
6261285008  MANNO             CA   90803   Single Family     Primary   Refinance            Reduced        76.88   76.88     335,200
6262285924  JOHNSON           CA   94403   Single Family     Primary   Cash-out Refinance   Rapid          70.00   70.00     532,000
6262788869  MAIL              MD   21658   Single Family     Primary   Cash-out Refinance   Standard       79.00   79.00     576,700
6263227149  GUIN              CA   94550   PUD               Primary   Purchase             Rapid          58.05   58.00     450,000
6263932482  ANDERSON          CA   90210   Single Family     Primary   Refinance            All Ready Home 32.75   32.73     950,000
6264454288  SANTINA           CA   92024   Single Family     Primary   Refinance            Rapid          50.24   50.20     304,000
6264630465  COOK              CA   94945   Single Family     Investor  Purchase             Standard       40.00   40.00     300,000
6265480233  BOWLES JR         SC   29906   Single Family     Primary   Purchase             Rapid          84.00   84.00     348,600
6265706660  WILSON            GA   30269   PUD               Primary   Cash-out Refinance   Rapid          68.77   68.77     392,000
6267414321  MCCARTHY          CA   90815   Single Family     Primary   Cash-out Refinance   Rapid          69.85   69.85     429,600
6267642012  DAHL II           CA   94019   Single Family     Primary   Purchase             Standard       80.00   79.93     432,000
6274527115  HIPP              CA   94123   Condominimum      Investor  Cash-out Refinance   Standard       46.51   46.51     400,000
6275721030  STREETT           CA   91040   Single Family     Primary   Purchase             Rapid          80.00   79.93     620,000
6275722897  KELLER            CA   90808   Single Family     Primary   Refinance            Standard       80.00   80.00     376,000
6277356470  HOLLAND           CA   94061   Single Family     Primary   Cash-out Refinance   Standard       72.22   72.22     325,000
6278078172  HENDERSON         TX   75225   Single Family     Primary   Purchase             Standard       80.00   80.00     540,000
6278628190  MORPHIS           CA   92026   Single Family     Primary   Purchase             Standard       80.00   80.00     320,000
6278648107  BRIGINO-BUENAVE   CA   94510   Condominimum      Primary   Purchase             Standard       90.00   89.93     301,500
6279326489  YIPP              CA   91107   Single Family     Primary   Purchase             Standard       80.00   79.93     324,000
6280916955  SINGLETON         MD   21012   Single Family     Primary   Refinance            Rapid          45.89   45.86     355,700
6283912332  KELLY             CA   95118   Single Family     Primary   Cash-out Refinance   Rapid          57.69   57.64     375,000
6285158421  CHAN              CA   94116   Single Family     Primary   Cash-out Refinance   Standard       69.09   69.09     380,000
6285528086  CALI              CA   95030   Single Family     Primary   Cash-out Refinance   Rapid          34.37   34.34     550,000
6285645757  GONZALEZ          CA   95122   Single Family     Primary   Refinance            Standard       72.22   72.16     312,000
6285788995  VAN ZYL           CA   94121   Single Family     Primary   Refinance            Rapid          76.20   76.14     487,700
6287412107  THOMPSON          CA   94122   Single Family     Primary   Refinance            Standard       60.91   60.91     600,000
6287738998  GURNEY            CA   94110   Single Family     Primary   Refinance            Standard       68.11   68.06     345,000
6289328194  LYNCH             CA   94965   Two Family        Primary   Cash-out Refinance   Standard       55.00   55.00     550,000
6291508833  ECONOMOU          CA   92118   Single Family     Primary   Cash-out Refinance   Standard       65.00   65.00     578,500
6291934278  WILHELM           CA   90703   Single Family     Primary   Purchase             Rapid          90.00   89.93     360,000
6292824205  MARTINEZ          CA   94588   PUD               Primary   Refinance            Standard       66.26   66.26     356,481
6296085068  DAVIS JR          CA   94070   Single Family     Primary   Cash-out Refinance   Rapid          53.71   53.71     470,000
6296190074  BERGERON          CA   96150   PUD               Primary   Cash-out Refinance   Rapid          70.00   70.00     595,000
6297103761  BROADLEY          CA   92672   PUD               Primary   Purchase             Rapid          80.00   79.93     552,000
6297591759  MEITCHIK          CA   92009   Single Family     Primary   Purchase             Rapid          80.00   80.00     502,000
6297626373  NISSE             CA   94116   Single Family     Primary   Purchase             Rapid          66.66   66.61     320,000
6297982883  KALIKHMAN         MD   20777   Single Family     Primary   Purchase             Standard       79.31   79.24     460,000
6298210474  LORENZ            CA   92253   PUD               Primary   Refinance            Rapid          50.54   50.50     650,000
6298725885  CAPRIO JR         CA   90069   Single Family     Primary   Cash-out Refinance   Standard       72.47   72.47     395,000
6299024387  DE LA CRUZ        CA   95148   Single Family     Primary   Refinance            Standard       74.98   74.87     333,700
6299987096  ELSIN             CA   95117   PUD               Primary   Purchase             Standard       90.00   90.00     324,000
6300522197  WORKMAN           VA   22101   Single Family     Primary   Purchase             Rapid          80.00   80.00     568,000
6301114937  CAMPBELL          CA   94941   Single Family     Primary   Cash-out Refinance   Rapid          70.00   70.00     444,500
6301802507  CRAFT             CA   93923   Single Family     Primary   Cash-out Refinance   Standard       59.37   59.37     380,000
6302100851  WINKLER           CA   94707   Single Family     Primary   Refinance            Rapid          37.26   37.23     354,000
6302169179  GLAGO             CA   95442   Single Family     Primary   Cash-out Refinance   Standard       43.36   43.36     425,000
6303717968  FULCINITI         AZ   86336   Single Family     Primary   Refinance            All Ready Home 77.92   77.92     300,000
6305071646  WILLIAMS          CO   80538   Single Family     Primary   Purchase             Standard       80.00   80.00     308,000
6305263045  MIGOL             CA   94086   Single Family     Primary   Purchase             Rapid          80.00   79.94     382,400
6305472984  THOMAS            CA   92649   PUD               Primary   Purchase             Rapid          79.11   79.04     500,000
6305782614  JOYCE             SC   29928   PUD               Secondary Refinance            Standard       67.94   67.84     713,450
6305893395  FELLOWES          MD   21054   PUD               Primary   Refinance            Rapid          80.00   80.00     406,400
6306880482  LOH JR            CA   92131   Single Family     Primary   Purchase             Rapid          77.16   77.16     525,000
6307888500  JOHNSON           TX   77493   PUD               Primary   Refinance            Standard       74.17   74.11     333,800
6308236493  SIMPSON           CA   94404   Condominimum      Primary   Purchase             Rapid          80.00   80.00     320,000
6308703310  LUU               CA   95121   Single Family     Primary   Refinance            Standard       66.53   66.48     998,000
6309024740  EMESON            CA   92869   PUD               Primary   Purchase             Rapid          80.00   80.00     360,000
6309347992  DILLARD           CA   94588   Single Family     Primary   Purchase             Rapid          80.00   79.93     432,000
6310963126  ROSS              AZ   86351   PUD               Primary   Refinance            Rapid          73.95   73.88     366,066
6311255324  LATZ              CA   95051   Single Family     Primary   Purchase             Standard       72.00   72.00     360,000
6312026914  ALVARES           CA   95118   Single Family     Primary   Purchase             Standard       70.90   70.85     390,000
6312462812  HAASE             CA   93001   PUD               Secondary Purchase             Rapid          74.28   74.28     650,000
6312993485  HANSEN            CA   94618   Single Family     Primary   Purchase             Rapid          50.58   50.58     430,000
6313104553  BEIRAMI           CA   95120   Single Family     Primary   Purchase             Standard       75.00   75.00     487,500
6313737337  HARRIS            CA   91107   Single Family     Primary   Cash-out Refinance   Standard       58.18   58.18     640,000
6314326825  MASON             TX   75205   Single Family     Primary   Refinance            Rapid          67.15   66.74     481,500
6314956092  GUTIERREZ         CA   90049   Single Family     Primary   Purchase             Rapid          80.00   80.00     522,400
6315335148  PINKERTON         CA   94065   Single Family     Primary   Refinance            Rapid          41.13   41.10     362,000
6315570595  MEZA              CA   92057   PUD               Primary   Purchase             Rapid          80.00   79.92     352,000
6316067948  COSCA             CA   93455   PUD               Primary   Cash-out Refinance   Standard       53.84   53.78     350,000
6318301063  LEE               CA   95124   Single Family     Primary   Refinance            Rapid          75.00   75.00     459,750
6318643274  ATHEY             CA   94305   Single Family     Primary   Purchase             Standard       24.76   24.74     347,400
6320193300  ORTTUNG           CA   94025   Single Family     Primary   Refinance            Rapid          46.42   46.42     650,000
6321555556  ECK               NC   27858   Single Family     Primary   Purchase             Rapid          80.00   79.93     289,200
6322408136  MICHAELS          NV   89117   PUD               Primary   Purchase             Rapid          87.70   87.64     578,875
6322554129  LOBRE             CA   94115   Condominimum      Primary   Purchase             Standard       80.00   80.00     296,000
6322716405  BURSTEIN          CA   91302   PUD               Primary   Refinance            Standard       59.16   59.12     710,000
6323668621  WILLEY            OH   44122   Single Family     Primary   Purchase             Standard       90.00   89.92     315,000
6326433080  KRUSE             CA   94564   Single Family     Primary   Purchase             Reduced        93.16   93.09     300,000
6327144306  SCHOTSAL          CA   95816   Single Family     Primary   Purchase             Rapid          80.00   79.94     391,200
6329137142  GOLDSTEIN         CA   91320   PUD               Primary   Purchase             Rapid          50.68   50.68     350,000
6329597675  WILSON            WA   98075   Single Family     Primary   Cash-out Refinance   Standard       58.62   58.62     469,000
6331386497  CMAYLO            CA   95060   Single Family     Primary   Cash-out Refinance   Rapid          69.18   69.13     375,000
6331626595  WEATHERLY         NC   27949   PUD               Secondary Refinance            All Ready Home 65.51   65.18     304,000
6332365243  LEUNG             CA   95121   Single Family     Primary   Purchase             Rapid          80.00   80.00     344,000
6333939038  LIEBERMAN         MD   20817   Single Family     Primary   Purchase             Rapid          70.00   69.94     538,300
6335660244  HANDS             CA   95124   Single Family     Primary   Refinance            Rapid          80.00   80.00     368,800
6338060822  VALENTINE         TX   75019   Single Family     Primary   Purchase             Standard       79.98   79.92     343,339
6338853754  MORALES           VA   20175   PUD               Primary   Refinance            Rapid          73.15   73.15     321,900
6338971168  LUNDQUIST         CA   94595   Single Family     Primary   Cash-out Refinance   Standard       65.88   65.88     336,000
6338975615  FRANKEL           CA   92591   Single Family     Primary   Purchase             Rapid          79.99   79.99     391,750
6341072921  GUISE             CA   90803   Single Family     Primary   Purchase             Standard       80.00   80.00     428,800
6341605654  FORD              TX   77041   PUD               Primary   Purchase             Rapid          70.00   69.41     436,100
6341710132  FREHLING          FL   33707   Single Family     Primary   Purchase             Rapid          80.00   79.94     409,200
6343988892  AJAYI             CA   95242   Single Family     Primary   Purchase             Standard       80.20   79.52     306,400
6344019879  OBER              VA   22124   PUD               Primary   Purchase             Rapid          80.00   80.00     432,000
6345231333  DOBROTT           CA   94114   Single Family     Primary   Refinance            Rapid          43.80   43.73     460,000
6348826790  TAYYAR            CA   91101   Single Family     Primary   Refinance            Rapid          80.00   80.00     308,000
6350250855  MAY               CA   94568   Condominimum      Primary   Purchase             Rapid          80.00   79.93     332,000
6350828650  VALENZUELA        CA   95121   Single Family     Primary   Refinance            Standard       75.25   75.25     301,000
6350916760  BURTON            NC   27502   PUD               Primary   Purchase             Rapid          78.26   78.19     450,000
6351258170  BUJALSKI          CA   95130   Single Family     Primary   Cash-out Refinance   Standard       67.20   67.20     373,000
6351259194  MULLANEY          MN   55072   Single Family     Primary   Cash-out Refinance   Standard       70.00   70.00     343,000
6351364168  CHASUK            CA   94559   Single Family     Primary   Cash-out Refinance   Standard       75.00   75.00     975,000
6352068941  TRAN              CA   95131   PUD               Primary   Purchase             Standard       80.00   80.00     392,800
6352235086  LAZARCHICK        FL   32514   Single Family     Primary   Refinance            Rapid          75.16   75.10     457,000
6352275942  RODRIGUEZ         CA   90710   Single Family     Primary   Purchase             Rapid          74.99   74.99     344,245
6353688358  BARRETO           CA   91316   Single Family     Primary   Cash-out Refinance   Rapid          69.91   69.85     395,000
6353913814  MCDONOUGH         CA   92024   Single Family     Primary   Purchase             Rapid          80.00   80.00     519,200
6355186120  TAYLOR            TX   75287   Single Family     Primary   Purchase             Rapid          80.00   79.93     324,000
6355960649  BONZANO II        VA   20120   PUD               Primary   Purchase             Rapid          80.00   80.00     388,000
6356353323  FREDERICK         CA   94028   Single Family     Primary   Refinance            Rapid          38.23   38.23     650,000
6356948684  LI                CA   90402   High-Rise Condo   Secondary Refinance            Rapid          37.37   37.34     327,000
6357418109  GARTLAND          CA   93442   Single Family     Primary   Purchase             Rapid          80.00   79.93     439,200
6357488623  CEFALU            CA   94513   PUD               Primary   Purchase             Rapid          83.97   83.91     314,473
6357599494  JENNINGS          CA   94010   Single Family     Primary   Cash-out Refinance   Rapid          38.42   38.42     365,000
6357904835  VINUEZA           CA   91791   Single Family     Primary   Cash-out Refinance   Rapid          69.93   69.87     321,000
6358453535  MOORE             CA   95404   PUD               Primary   Refinance            Rapid          58.11   58.11     340,000
6359043475  LAIU              CA   94588   PUD               Primary   Refinance            Standard       66.01   66.01     373,000
6359243463  HACKETT           CA   90046   Single Family     Primary   Purchase             Standard       80.00   79.93     576,000
6362172733  HEWIG III         MA   01945   Single Family     Primary   Cash-out Refinance   Rapid          73.70   73.70     342,000
6362251990  BRYSK             CA   94118   Condominimum      Primary   Purchase             Rapid          79.92   79.92     421,600
6362313055  AMIN              CA   95376   Single Family     Primary   Purchase             Rapid          75.00   75.00     359,112
6362670702  LENART            WA   98072   Single Family     Primary   Purchase             Standard       80.00   79.93     316,000
6364013398  KIM               VA   22101   Single Family     Primary   Purchase             Rapid          80.00   79.93     532,000
6364542743  DESILVA           CA   92270   PUD               Secondary Refinance            Rapid          78.04   78.04     320,000
6368193824  PECCHENINO        CA   95003   Single Family     Secondary Refinance            All Ready Home 35.50   35.47     300,000
6368640014  DESMARAIS         CA   94925   Single Family     Primary   Purchase             Standard       80.00   80.00     439,200
6371633477  MCDONALD          CO   80501   Single Family     Primary   Refinance            Rapid          15.50   15.50     310,000
6371826022  CAMPBELL          CA   93908   PUD               Primary   Refinance            Standard       62.34   62.34     358,500
6371958296  BRAKE JR          CA   90278   Condominimum      Primary   Purchase             Rapid          89.88   89.88     382,800
6373534350  SAMANIEGO         CA   92009   PUD               Primary   Cash-out Refinance   Rapid          75.00   74.94     348,750
6373790234  TANNER            TX   76064   Single Family     Primary   Refinance            Rapid          80.00   79.93     464,000
6375079784  KERR              CO   81621   PUD               Primary   Cash-out Refinance   Standard       69.11   69.11     546,000
6375518336  BOSSE-HAYDEN      CA   92602   PUD               Primary   Purchase             Standard       79.98   79.79     297,650
6377241523  KOPF JR           SC   29926   PUD               Primary   Cash-out Refinance   Rapid          53.33   53.29     453,386
6377475709  SMITH             CA   95051   Single Family     Primary   Refinance            Standard       76.47   76.47     650,000
6377734295  NAVE              TN   37205   Single Family     Primary   Refinance            Standard       72.14   72.14     386,000
6378804238  GRANT             CA   92117   Single Family     Primary   Purchase             Standard       95.00   94.92     361,000
6380274123  DAVIS             CA   95118   Single Family     Primary   Purchase             Standard       76.92   76.92     650,000
6381844726  GLEESON           CO   81225   PUD               Secondary Refinance            Rapid          29.85   29.85     500,000
6382141460  DINSMORE          MA   01886   Single Family     Primary   Refinance            Rapid          66.98   66.98     355,000
6383675086  GILLIS            CA   92025   PUD               Primary   Cash-out Refinance   Standard       80.00   80.00     392,000
6384774284  ANDERSON          CA   91364   Single Family     Primary   Purchase             Rapid          73.92   73.92     353,000
6387230714  PAOUR IV          CA   90503   Single Family     Primary   Refinance            Rapid          72.47   72.47     308,000
6387375311  PICCIOTTO         CA   93101   Single Family     Primary   Purchase             Rapid          80.00   79.94     416,000
6387808956  LEE               CA   93463   Single Family     Primary   Purchase             Standard       80.00   79.93     581,600
6387918839  DANG              CA   95864   Single Family     Primary   Purchase             Standard       80.00   79.84     424,000
6389324663  JOCHEC            CA   92705   Single Family     Primary   Purchase             Standard       80.00   80.00     559,200
6392873433  OLSON             CA   94587   Single Family     Primary   Cash-out Refinance   Rapid          75.00   75.00     322,500
6393460412  BEY               CA   92131   PUD               Primary   Purchase             Rapid          80.00   80.00     583,200
6393608358  BROWN             CA   93905   Single Family     Primary   Cash-out Refinance   Standard       80.00   80.00     287,200
6393767147  NGUYEN            CA   90806   PUD               Primary   Purchase             Rapid          79.99   79.93     341,635
6393799876  JUAREZ            CA   95762   Single Family     Primary   Purchase             Rapid          80.00   79.93     316,000
6396978030  DIXON JR          VA   22901   Single Family     Primary   Refinance            Rapid          74.23   74.23     452,000
6397301828  ACOSTA            CA   94550   PUD               Primary   Refinance            Standard       78.78   78.70     323,000
6397882983  KEPHART           CA   94402   Single Family     Primary   Refinance            Standard       46.18   46.18     351,000
6398810207  LUE               CA   94544   PUD               Primary   Refinance            Standard       56.89   56.85     367,000
6399105961  FRIEDMAN          CA   96161   Single Family     Primary   Refinance            Rapid          32.00   32.00     800,000
6399941233  SPIELLER          CA   90210   Single Family     Primary   Refinance            Rapid          31.75   31.75     635,000
6400723596  BREEN             CA   94539   Single Family     Primary   Cash-out Refinance   Standard       57.03   57.03     385,000
6402261900  YEE               TX   75209   Single Family     Primary   Refinance            Rapid          47.22   47.18     384,900
6402425885  TAYLOR            CA   95814   Single Family     Primary   Cash-out Refinance   Rapid          64.88   64.88     292,000
6402850470  BROWN             FL   33544   Single Family     Primary   Cash-out Refinance   Rapid          60.80   60.80     380,000
6403086983  FIERO             CA   92106   Single Family     Primary   Cash-out Refinance   Rapid          58.33   58.33     350,000
6403144105  BUDDRUS           CA   94521   Single Family     Primary   Refinance            Standard       61.30   61.15     442,000
6405308294  BICKLER           CA   90405   Condominimum      Primary   Refinance            Standard       53.33   53.28     400,000
6406091964  WIKIDAL           CA   92679   PUD               Primary   Purchase             Standard       79.99   79.99     521,850
6406730710  GLUCKSTEIN        CA   90077   Single Family     Primary   Refinance            Standard       40.23   40.23     342,000
6409343255  LAMSON            NY   13753   Single Family     Secondary Refinance            Standard       69.00   69.00     345,000
6410175845  FISHER            CA   95746   Single Family     Primary   Refinance            Rapid          64.00   64.00     384,000
6411332437  HARRISON          CA   95014   Single Family     Primary   Refinance            Rapid          55.27   55.27     503,000
6412676303  HUANG             CA   94010   Single Family     Primary   Refinance            Standard       73.44   73.44     650,000
6416437488  SERRIN            VA   22201   Single Family     Primary   Refinance            Rapid          75.15   75.15     360,000
6418206519  KYSER             TX   75119   Single Family     Primary   Purchase             Rapid          80.00   80.00     479,200
6419446304  WALSH             CA   95123   Single Family     Primary   Refinance            Rapid          73.28   73.22     366,400
6420171206  ERAZO             CA   94063   Two Family        Primary   Cash-out Refinance   Standard       75.00   75.00     450,000
6420316884  JUDD              CA   92860   Single Family     Primary   Refinance            Standard       80.00   80.00     325,600
6424840517  OSMUS             CA   94595   Single Family     Primary   Refinance            Rapid          80.00   79.93     456,000
6425611065  MORRISON          MI   48836   Single Family     Primary   Refinance            Rapid          80.00   79.94     314,400
6425890875  GREENBERG         CA   94523   Single Family     Primary   Cash-out Refinance   Rapid          66.18   66.13     281,300
6426759475  TRACY             CA   94402   Single Family     Primary   Refinance            Rapid          26.25   26.25     420,000
6427349268  D'AGOSTINI        CA   94588   PUD               Primary   Refinance            Rapid          74.31   74.26     327,000
6427829384  CONE              MD   20874   Single Family     Primary   Refinance            Standard       64.54   64.54     710,000
6430942133  DEPREZ            CA   95120   Single Family     Primary   Cash-out Refinance   Rapid          45.39   45.36     345,000
6432952064  PITT              CA   92647   Single Family     Primary   Refinance            Rapid          76.48   76.48     348,000
6433618805  SANOJA            WA   98074   Single Family     Primary   Purchase             Rapid          70.16   70.11     329,400
6434523319  YOUNG             VA   20120   PUD               Primary   Purchase             Standard       80.00   79.94     308,000
6436468893  CLIFF             CA   94550   Single Family     Primary   Cash-out Refinance   Rapid          51.23   51.23     333,000
6436945106  CALDERON          FL   33707   PUD               Primary   Purchase             Standard       80.00   80.00     364,000
6439364990  HAND              CA   94901   Single Family     Primary   Refinance            All Ready Home 50.00   50.00     350,000
6442074552  BACHAR            CA   91367   Single Family     Primary   Refinance            Standard       71.74   71.64     369,500
6442922701  FRY               CA   95014   Single Family     Investor  Purchase             Standard       64.91   64.86     396,000
6443160889  DI IULLO          CA   90274   Single Family     Primary   Refinance            Standard       69.93   69.81     507,000
6443581977  GODBER            CA   92661   Single Family     Primary   Purchase             Standard       80.00   80.00     540,000
6443877417  LE                CA   94538   Single Family     Primary   Cash-out Refinance   Rapid          75.00   75.00     322,500
6445188532  ALIMBUYUGUEN      CA   94112   Single Family     Primary   Purchase             Rapid          80.00   79.93     404,000
6446144393  PAINE             CA   95037   Single Family     Primary   Cash-out Refinance   Rapid          59.74   59.69     420,000
6446799634  MCCANDLESS SR     SC   29926   PUD               Primary   Purchase             Rapid          80.00   80.00     584,000
6446964022  HINKLE JR         MD   20632   PUD               Primary   Refinance            Standard       85.46   85.46     320,485
6447059152  OCHS              FL   33549   PUD               Primary   Cash-out Refinance   Standard       70.00   70.00     469,000
6447881936  RIGAS             CA   92653   PUD               Primary   Refinance            Standard       66.97   66.97     432,000
6448002672  SANDERS           NC   27927   PUD               Primary   Refinance            Stated         75.00   75.00     431,250
6448256278  FARRELL           CA   95008   PUD               Primary   Purchase             Rapid          80.00   79.93     328,000
6449077392  CANALS            FL   33156   Single Family     Investor  Purchase             Standard       60.00   60.00     300,000
6450747966  YANTIS            SC   29464   Single Family     Primary   Cash-out Refinance   Reduced        29.26   29.24     600,000
6451988874  KELLAR            CA   95602   PUD               Primary   Refinance            Rapid          64.13   64.13     400,850
6453397132  SCOTT             CA   96148   Single Family     Secondary Refinance            Rapid          75.00   74.94     423,750
6453812916  BUTLER            CA   94131   Single Family     Primary   Purchase             Standard       67.59   67.59     459,000
6454020865  STURGES           CA   94010   Single Family     Primary   Refinance            Rapid          54.81   54.76     370,000
6454278497  SCHOONMAKER       MA   01886   Single Family     Primary   Refinance            Standard       67.84   67.84     441,000
6454553014  RATHJE            IA   52338   Single Family     Primary   Purchase             Standard       89.99   89.99     373,740
6454873073  WEDDING           GA   31410   Single Family     Primary   Cash-out Refinance   Rapid          63.58   63.53     550,000
6455470879  WAGNER            CA   94070   Single Family     Primary   Refinance            Standard       55.07   55.07     358,000
6458363048  AZIMI             CA   91302   Single Family     Primary   Refinance            Standard       69.73   69.73     530,000
6458825459  BRATTESANI        CA   94010   Two Family        Primary   Cash-out Refinance   Rapid          68.57   68.57     600,000
6461749811  FERRELL           AZ   85259   PUD               Primary   Purchase             Standard       80.00   80.00     416,000
6463909751  DEAN              CA   92028   PUD               Primary   Refinance            Standard       79.51   79.51     330,000
6467625999  BECK              CA   94025   Single Family     Primary   Cash-out Refinance   Rapid          28.94   28.92     550,000
6467855646  MOORE             CA   95648   Single Family     Primary   Purchase             Standard       73.39   73.39     400,000
6468293078  CERZA             CA   94018   PUD               Primary   Refinance            Rapid          80.00   80.00     468,000
6469951955  DORTCH JR         MI   48439   Single Family     Primary   Refinance            Rapid          59.09   59.09     650,000
6470692283  BURG              CA   94025   Single Family     Primary   Refinance            Rapid          78.57   78.57     550,000
6472172946  DRENTH            CA   95403   Single Family     Primary   Purchase             Standard       80.00   80.00     319,960
6473005780  YEATMAN JR        VA   22458   Single Family     Primary   Refinance            Rapid          76.77   76.77     476,000
6473261334  TOM               CA   94132   Single Family     Primary   Purchase             Rapid          80.00   79.94     332,000
6473837026  STEWART           CA   95060   Single Family     Primary   Refinance            Rapid          75.14   75.14     650,000
6473848981  ROBERTSON JR      KY   41091   Single Family     Primary   Purchase             Standard       89.71   89.71     285,300
6476400301  BONK              MD   21771   Single Family     Primary   Purchase             Rapid          80.00   79.94     300,000
6476973943  PERRY III         FL   33704   Single Family     Primary   Purchase             Rapid          66.66   66.66     300,000
6477606484  MESICA            CA   91356   Single Family     Primary   Refinance            Standard       68.31   68.31     649,000
6480390431  GORDON            CO   80210   Single Family     Primary   Cash-out Refinance   Rapid          79.85   79.85     650,000
6480703658  JOW               CA   94122   Two Family        Primary   Cash-out Refinance   Standard       43.47   43.44     500,000
6481331228  NORTON            CA   91103   Single Family     Primary   Purchase             Rapid          80.00   80.00     580,000
6483307879  COKER             SC   29585   Single Family     Primary   Refinance            Rapid          69.56   69.56     475,500
6484886418  AMAYA             CA   94014   Single Family     Primary   Purchase             Standard       79.98   79.98     471,900
6487647700  DE VITO           CA   94941   Single Family     Primary   Refinance            Standard       75.00   74.94     600,000
6489163771  OZGUC             CA   95129   Single Family     Primary   Purchase             Rapid          78.22   78.22     600,000
6489712866  HA                CA   91724   PUD               Primary   Cash-out Refinance   Standard       75.00   75.00     386,250
6490206270  REICH             CA   92253   PUD               Primary   Refinance            Standard       73.52   73.47     500,000
6490263313  PORTER            CA   91604   Single Family     Primary   Refinance            Rapid          68.73   68.68     299,000
6492215444  POLAK             CA   95060   Single Family     Primary   Refinance            Rapid          44.00   44.00     308,000
6492930828  STEPHENS          CA   90046   Single Family     Primary   Refinance            Standard       75.91   75.91     873,000
6493933896  DAVE              CA   94576   Single Family     Primary   Purchase             Standard       80.00   80.00     295,200
6494869628  BARDIN            CA   94002   Townhouse         Primary   Refinance            All Ready Home 72.46   72.40     500,000
6496966505  FARRELL           VA   22066   Single Family     Primary   Purchase             Standard       52.70   52.70     865,000
6497196433  MALLOY            CA   92679   PUD               Primary   Cash-out Refinance   Rapid          56.93   56.93     316,000
6497467834  YUN               VA   22936   Single Family     Primary   Purchase             Standard       92.18   92.11     295,000
6497614955  RAPP              DC   20002   Single Family     Primary   Refinance            Standard       74.29   74.29     401,200
6498509790  YOUNG             CA   94539   Single Family     Primary   Refinance            Standard       58.60   58.60     586,000
6500432031  BIRMAN            CA   94611   Single Family     Primary   Purchase             Standard       80.00   79.93     599,200
6500758815  BENCKE            CA   94062   Single Family     Primary   Purchase             Standard       80.00   79.94     440,000
6501845124  FRATELLO          CA   90266   Single Family     Primary   Purchase             Reduced        80.00   79.93     396,000
6502210179  CHEN              CA   94539   PUD               Primary   Purchase             Standard       80.00   80.00     325,600
6504202695  CASTELLO          CA   95125   Single Family     Primary   Purchase             Rapid          69.05   69.05     473,000
6504591824  JACKALONE         CA   94553   Single Family     Primary   Cash-out Refinance   Rapid          61.42   61.42     430,000
6505173358  BARR              CA   92708   Single Family     Primary   Purchase             Rapid          79.92   79.92     402,000
6505419223  SOLOMON           FL   32308   Single Family     Primary   Refinance            Standard       80.00   80.00     376,000
6506185583  VANDERGRIFF       CA   94941   Single Family     Primary   Cash-out Refinance   Rapid          56.84   56.79     415,000
6506999165  NOVELLI           CA   95123   Single Family     Primary   Cash-out Refinance   Rapid          72.68   72.62     308,900
6507551890  PAJCINI           CA   95051   Single Family     Primary   Refinance            All Ready Home 55.33   55.33     332,000
6508009492  DURANT            CA   94506   PUD               Primary   Refinance            Rapid          55.62   55.58     400,500
6508282610  MULLAN            MD   21012   Single Family     Primary   Cash-out Refinance   Rapid          71.84   71.84     347,000
6509674567  CLAVERO           FL   33133   Single Family     Primary   Purchase             Rapid          70.00   70.00     346,500
6510930628  MUNDAY            WA   98109   Single Family     Primary   Cash-out Refinance   Rapid          62.47   62.42     340,500
6511167287  SHROPSHIRE        MA   02575   Single Family     Secondary Refinance            Standard       32.59   32.56     440,000
6511844091  OGBURN            CA   94114   Condominimum      Primary   Refinance            Rapid          63.49   63.49     327,000
6512367811  KHOJASTEH         MO   63131   PUD               Primary   Refinance            Rapid          57.25   57.25     635,500
6512837458  CHATOFF           CA   94598   Single Family     Primary   Purchase             Rapid          70.00   69.94     447,300
6513387735  DEPALO            RI   02852   Single Family     Primary   Refinance            Rapid          79.80   79.74     415,000
6513441052  KOEHLER           CO   80104   PUD               Primary   Refinance            Rapid          69.01   68.96     323,000
6513951431  DEBELING          CA   94550   Single Family     Primary   Cash-out Refinance   Rapid          74.71   74.71     325,000
6514674008  CALDOW            VA   22181   Single Family     Primary   Refinance            All Ready Home 65.00   65.00     403,000
6516801237  NIEKAMP JR        SC   29680   PUD               Primary   Purchase             Standard       95.00   95.00     285,000
6517209190  HALL              CA   94061   Single Family     Primary   Purchase             Standard       80.00   80.00     588,000
6518802175  CALDERA           FL   33019   PUD               Primary   Refinance            Standard       78.45   78.45     557,000
6519062696  DENTON            VA   22576   Single Family     Primary   Purchase             Rapid          79.91   79.91     361,600
6519597188  SLOO              CA   94025   Single Family     Primary   Purchase             Standard       69.23   69.23     900,000
6520136000  EAGERTON          SC   29420   PUD               Primary   Purchase             Rapid          74.07   74.01     380,000
6522451639  HERRERA           CA   94402   Single Family     Primary   Refinance            Rapid          70.00   69.94     630,000
6522489670  HA                VA   22066   Single Family     Primary   Refinance            Standard       77.97   77.97     616,000
6522984001  ALVAREZ           FL   33146   Single Family     Primary   Cash-out Refinance   Standard       56.83   56.83     346,700
6524473326  SHIREY III        SC   29063   PUD               Primary   Purchase             Rapid          79.99   79.99     395,757
6524702062  CHIN              CA   94303   Single Family     Primary   Cash-out Refinance   Rapid          36.32   36.32     472,200
6524884423  MILLER-SIMPSON    CA   92661   Single Family     Primary   Refinance            Rapid          73.99   73.99     643,000
6525084502  DICK              NC   28782   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.94     394,500
6525110729  HIGHNOTE          CA   92673   PUD               Primary   Purchase             Standard       80.00   79.94     321,190
6528169474  FRADIN            IL   60015   Single Family     Primary   Cash-out Refinance   Rapid          67.30   67.30     350,000
6529507334  COTTER            TX   77401   PUD               Primary   Purchase             Rapid          80.00   79.93     380,000
6530042511  BLACKLEDGE        FL   32937   Single Family     Primary   Refinance            Rapid          79.35   79.35     369,000
6531116033  CARTER            CA   94618   Single Family     Primary   Cash-out Refinance   Rapid          57.50   57.50     460,000
6531304159  PANCHAGNULA       CA   94550   Single Family     Primary   Purchase             Rapid          79.99   79.99     562,000
6531569637  WARDEN            CA   94903   Single Family     Primary   Purchase             Rapid          46.15   46.11     300,000
6533918808  SHEEHAN           MD   20815   Single Family     Primary   Purchase             Rapid          74.05   73.99     488,000
6534665184  BUYAN             CA   92673   PUD               Primary   Purchase             Standard       70.00   69.94     582,400
6535309675  GRANT             GA   30331   PUD               Primary   Purchase             Standard       95.00   95.00     359,100
6536182154  WHEELER JR        MN   55127   Single Family     Primary   Refinance            Standard       79.05   78.99     336,000
6537559640  MARINO            CA   94602   Single Family     Primary   Cash-out Refinance   Standard       56.27   56.22     341,000
6537657261  CIMARUSTI         CA   92007   Single Family     Primary   Cash-out Refinance   Standard       45.00   44.96     585,000
6537988203  OVERBECK JR       CA   95060   Single Family     Primary   Cash-out Refinance   Standard       64.51   64.46     400,000
6539591609  SLOTNICK          CA   95135   Single Family     Primary   Cash-out Refinance   Standard       51.87   51.87     690,000
6539822277  SMITH             CA   94618   Single Family     Primary   Purchase             Standard       80.00   80.00     484,000
6541265127  THOMSON           CO   80128   PUD               Primary   Purchase             Rapid          53.01   53.01     466,000
6542497810  JACOBY            CA   94618   Single Family     Primary   Refinance            Standard       67.23   67.17     437,000
6544245282  KAMIBAYASHI       CA   95628   PUD               Primary   Purchase             Rapid          80.00   80.00     340,000
6544970798  FRANK             CO   80126   PUD               Primary   Cash-out Refinance   Rapid          63.71   63.71     360,000
6545932367  DUDLEY            CA   95076   Condominimum      Secondary Refinance            Rapid          51.11   51.11     345,000
6548220604  BROWN             NC   28031   PUD               Primary   Refinance            Rapid          76.14   76.14     415,000
6549425327  KOCH              CA   95746   Single Family     Primary   Cash-out Refinance   Standard       68.08   68.08     320,000
6550222761  SCHILLER          OR   97130   Single Family     Secondary Refinance            Standard       76.50   76.44     436,062
6550241019  TRAN              CA   95020   Single Family     Primary   Purchase             Rapid          61.31   61.26     360,000
6550454851  SCRIVANO          CA   90254   Single Family     Primary   Purchase             Rapid          80.00   80.00     532,000
6551488908  PAN               CA   94116   Single Family     Primary   Refinance            Rapid          73.11   73.05     340,000
6551667667  YOUNG             CA   94920   Condominimum      Primary   Cash-out Refinance   Standard       69.56   69.56     480,000
6554443082  WHITAKER          MO   64089   Single Family     Primary   Refinance            Rapid          70.00   70.00     350,000
6554920436  DYE               AZ   85258   Single Family     Primary   Cash-out Refinance   Standard       69.60   69.60     435,000
6555720587  THOMAS            TX   75205   Single Family     Primary   Purchase             Standard       62.79   62.79     675,000
6556324488  BJORK             CA   92260   PUD               Primary   Refinance            Standard       73.70   73.70     368,500
6556578653  DANIEL            VA   20120   PUD               Primary   Purchase             Rapid          79.83   79.77     427,750
6556630215  ANDERSON          CA   94563   Single Family     Primary   Refinance            Rapid          37.81   37.78     416,000
6557416812  FAZEKAS           MA   02492   Single Family     Primary   Purchase             Rapid          64.60   64.60     365,000
6558056328  AMIRIAN           CA   91107   Single Family     Primary   Refinance            Standard       79.52   79.52     417,500
6558511454  MORTON            CA   95118   Single Family     Primary   Purchase             Standard       65.63   65.63     340,000
6559130080  HILL              CA   94720   Single Family     Primary   Purchase             Rapid          80.00   79.93     480,000
6559179251  WARD              CA   94806   Single Family     Primary   Purchase             Standard       80.00   80.00     315,500
6559816969  KAGAWAN           CA   92612   PUD               Primary   Purchase             Rapid          80.00   80.00     468,000
6560007210  FORHAN            CA   94517   Single Family     Primary   Cash-out Refinance   Rapid          71.81   71.76     398,600
6560128586  LEITENBERG        VA   20171   PUD               Primary   Purchase             Rapid          80.00   80.00     324,000
6560907377  DEBORJA           CA   94510   Single Family     Primary   Refinance            Rapid          66.00   65.94     363,000
6562188513  MALALUAN          CA   94112   Single Family     Primary   Cash-out Refinance   Rapid          74.71   74.71     325,000
6565331813  MORRIS            CA   90064   Single Family     Primary   Cash-out Refinance   Rapid          58.61   58.56     381,000
6566036155  AKASHI            CA   94118   Condominimum      Primary   Purchase             Rapid          80.00   80.00     439,200
6566740491  GRIBBLE           TX   75287   Single Family     Primary   Purchase             Reduced        70.00   70.00     353,500
6567244709  MOHAPATRA         MD   20878   PUD               Primary   Purchase             Rapid          65.64   65.64     385,000
6569097287  COFFER            CA   94131   Single Family     Primary   Refinance            Rapid          80.00   79.94     500,000
6571147666  O'CONNELL         MA   01915   Single Family     Primary   Refinance            Standard       80.00   80.00     312,000
6573033245  WILLIAMS          CA   95135   Single Family     Primary   Refinance            Standard       51.43   51.43     482,500
6573727580  RUBIO             CO   80227   PUD               Primary   Refinance            Standard       79.37   79.37     567,500
6574219611  KHAGHANI          CA   95120   PUD               Primary   Purchase             Standard       80.00   79.94     504,000
6574551195  VAN TASSELL       CA   94583   Single Family     Primary   Refinance            Standard       70.43   70.37     405,000
6575220816  DIAZ              CA   94587   Single Family     Primary   Refinance            Standard       66.31   66.26     315,000
6575677650  HAHN              CA   90638   Single Family     Primary   Refinance            Standard       80.00   80.00     352,000
6577749812  ANTAKY            CA   91602   Single Family     Primary   Purchase             Rapid          80.00   79.93     615,400
6578792571  THOMPSON          CA   95008   Single Family     Primary   Cash-out Refinance   Rapid          62.40   62.40     312,000
6579424547  BURNS             CA   94115   Three Family      Primary   Cash-out Refinance   Standard       60.60   60.60   1,000,000
6579765618  HAAG              CA   90275   Single Family     Primary   Purchase             Standard       80.00   80.00     612,000
6583531162  ROHATGI           DC   20016   Single Family     Investor  Purchase             Standard       80.00   80.00     400,000
6584015553  DOAK              WA   98006   Single Family     Primary   Purchase             Standard       80.00   79.94     342,400
6585748871  JACKENTHAL        UT   84098   Single Family     Primary   Purchase             Standard       59.45   59.41     440,000
6585897413  WALDOCK           WA   98109   Single Family     Primary   Refinance            Standard       75.74   75.68     356,000
6588310430  HOWARD            MD   20837   Single Family     Primary   Purchase             Rapid          52.63   52.63     350,000
6589231841  GILLIE            CO   81632   PUD               Primary   Cash-out Refinance   Standard       55.12   55.12     430,000
6589989869  CHAIM             CA   90064   Single Family     Primary   Cash-out Refinance   Rapid          48.64   48.64     450,000
6590011943  CREECH JR         SC   29223   Single Family     Primary   Refinance            All Ready Home 60.48   60.48     375,000
6591247140  PATEL             CA   90275   Single Family     Primary   Purchase             Standard       46.51   46.51     700,000
6591298952  SAUERS            CA   93023   Single Family     Primary   Cash-out Refinance   Rapid          74.76   74.76     400,000
6592613274  LUCKHAM           CA   94901   Single Family     Primary   Refinance            Standard       48.80   48.80     305,000
6592984899  BONNER            TX   75225   Single Family     Primary   Refinance            Rapid          51.15   51.15     373,424
6593457788  IMBURGIA          CA   91214   Single Family     Primary   Refinance            Standard       76.02   76.02     650,000
6593527218  SCOTT             CA   94559   Single Family     Primary   Purchase             Rapid          90.00   90.00     314,100
6593814160  BEITER III        TN   37027   Single Family     Primary   Purchase             Standard       80.00   80.00     308,000
6594330513  WATANABE          CA   94530   Single Family     Primary   Purchase             Standard       80.00   79.93     440,000
6594537794  KRUZE             CA   91784   Single Family     Primary   Refinance            Standard       80.00   80.00     316,000
6594615442  LIU               CA   91320   PUD               Primary   Purchase             Rapid          70.00   69.94     329,196
6595194447  GEILHUFE          CA   94301   Single Family     Primary   Cash-out Refinance   Rapid          13.88   13.87     500,000
6596569027  LAI               VA   20165   PUD               Primary   Purchase             Rapid          80.00   80.00     344,000
6598282124  DEATON            CA   91301   PUD               Primary   Purchase             Rapid          80.00   80.00     448,000
6599581342  RACE JR           CA   95138   Single Family     Primary   Purchase             Standard       80.00   80.00     352,000
6599906861  PAYNE             CA   94550   Single Family     Primary   Refinance            Standard       39.02   39.02     400,000
6604055969  KRELING           CA   94598   Single Family     Primary   Purchase             Rapid          46.78   46.78     400,000
6604966926  HAGBERG           CA   94010   Single Family     Primary   Purchase             Rapid          70.00   70.00     612,500
6606077284  RIEDEL            CA   95404   Single Family     Primary   Purchase             Rapid          79.36   79.30     500,000
6606260781  NOBUKAWA          CA   92131   PUD               Primary   Purchase             Standard       80.00   80.00     348,000
6606986609  HODGES            CA   95037   Single Family     Primary   Cash-out Refinance   Standard       53.41   53.33     430,000
6607321772  WHARTON           CA   94550   Single Family     Primary   Cash-out Refinance   Standard       74.50   74.44     447,000
6609229080  MURRAY            TX   75077   PUD               Primary   Purchase             Standard       80.00   80.00     346,080
6610307321  FANG              CA   91007   Single Family     Primary   Cash-out Refinance   Rapid          60.31   60.31     386,000
6610749142  POGGENBURG        CA   94947   PUD               Primary   Purchase             Rapid          80.00   80.00     639,200
6611502326  THAXTON           CA   94577   Single Family     Primary   Refinance            Rapid          69.55   69.55     313,000
6612352473  CHAN              CA   95135   PUD               Primary   Purchase             Standard       80.00   80.00     454,320
6612796646  RAMOS             CA   95118   Single Family     Primary   Cash-out Refinance   Standard       80.00   80.00     368,000
6612920444  FELLS             MA   02575   Single Family     Primary   Cash-out Refinance   Standard       62.43   62.39     359,000
6613026944  ROSSI             VA   22207   Single Family     Primary   Refinance            Standard       80.00   80.00     300,000
6613284519  DEHAVEN           GA   30342   Single Family     Primary   Refinance            Standard       76.92   76.92     500,000
6616243421  ALUZRI            CA   91208   Single Family     Primary   Cash-out Refinance   Rapid          69.79   69.79     342,000
6616774714  VASWANI           VA   22963   PUD               Primary   Purchase             Rapid          80.00   80.00     312,000
6617056319  CAMACHO           CA   94116   Single Family     Primary   Refinance            Rapid          77.01   77.01     477,500
6617255762  ALAS              CA   90024   Single Family     Primary   Refinance            Standard       72.72   72.72     480,000
6617262321  TATOULIAN         CA   91108   Single Family     Primary   Purchase             Rapid          75.00   75.00     933,750
6617669343  MIDDLECAMP        GA   30024   PUD               Primary   Purchase             Rapid          80.00   79.92     330,564
6617956385  KING              CA   94114   Two Family        Primary   Cash-out Refinance   Standard       54.21   54.21     515,000
6622697990  DOBROW            FL   33180   PUD               Primary   Purchase             Rapid          79.88   79.88     434,400
6623405450  BRUGGEWORTH       NC   27407   Single Family     Primary   Cash-out Refinance   Rapid          64.42   64.37     456,100
6623812234  HATZOPOULOS       CA   94062   Single Family     Primary   Cash-out Refinance   Standard       52.26   52.26     392,000
6623849277  MULLALLY          MI   48059   Single Family     Primary   Cash-out Refinance   Rapid          53.14   53.10     465,000
6625116063  GOFF              MN   55115   Single Family     Primary   Purchase             Rapid          80.00   80.00     329,600
6626073982  BLOSKEY           AZ   85262   PUD               Primary   Cash-out Refinance   Rapid          61.90   61.85     325,000
6626963059  KOYL              CA   92211   Condominimum      Primary   Purchase             Rapid          80.00   80.00     444,000
6627814152  BAXTER            OR   97520   Single Family     Primary   Purchase             Rapid          80.00   79.94     507,000
6629063683  RAYBURN JR        CA   94947   Single Family     Primary   Refinance            Rapid          72.45   72.39     384,000
6629412328  HANNAH            SC   29487   PUD               Primary   Cash-out Refinance   Standard       57.58   57.58     345,500
6630694419  MARKS             MD   20854   Single Family     Primary   Purchase             Rapid          80.00   80.00     513,600
6630849492  HARDY             CA   92591   Single Family     Primary   Purchase             Rapid          77.80   77.80     426,000
6632027972  PALMER            AZ   85268   PUD               Secondary Purchase             Standard       66.66   66.66     300,000
6632280431  IOLA              TX   75225   Single Family     Primary   Purchase             Rapid          64.86   64.81     600,000
6632698053  MCSWAIN           CA   92673   PUD               Primary   Refinance            Standard       66.41   66.41     288,900
6632914930  RUELLE            IA   50111   Single Family     Primary   Refinance            Standard       74.25   73.69     289,600
6633105025  SHINTANI          CA   94549   Single Family     Primary   Purchase             Standard       75.00   74.94     450,000
6633832115  GOLDENBERG        NC   27615   PUD               Primary   Cash-out Refinance   Rapid          74.64   74.58     315,000
6634382698  MILHOAN           CA   95076   Single Family     Primary   Cash-out Refinance   Standard       51.23   51.23     333,000
6634448044  LAGMAN            CA   95376   Single Family     Primary   Purchase             Standard       80.00   80.00     297,176
6634876533  HENDRIX           CA   95123   Single Family     Primary   Refinance            Standard       72.57   72.57     352,000
6635628768  RAHAMIM           CA   92782   PUD               Primary   Purchase             Standard       80.00   80.00     418,000
6636413079  CLUMECK           CA   94131   Single Family     Primary   Refinance            Rapid          34.53   34.51     392,000
6638135928  PAYTON            CA   95003   Single Family     Primary   Cash-out Refinance   Rapid          52.27   52.23     345,000
6640605140  COCKRELL          CA   92118   PUD               Primary   Cash-out Refinance   Standard       27.33   27.31     410,000
6642829201  LUNA              CA   93907   Single Family     Primary   Cash-out Refinance   Standard       52.87   52.82     390,500
6642911215  PRIDDY III        VA   23226   Single Family     Primary   Purchase             Rapid          76.55   76.55     400,000
6644464783  WALLACE JR        GA   30265   PUD               Primary   Purchase             Rapid          74.03   74.03     325,000
6645140549  STACEY            IL   60047   PUD               Primary   Purchase             Rapid          80.00   79.93     468,000
6645668291  WYCKOFF           FL   33418   PUD               Primary   Purchase             Rapid          72.51   72.51     430,000
6646466943  TATE-POULOS       CA   94941   Single Family     Primary   Refinance            Rapid          39.47   39.47     375,000
6647631545  POTTS JR          NC   28211   PUD               Primary   Cash-out Refinance   Standard       72.26   72.26     350,500
6647986758  ZUPAN             NC   27560   PUD               Primary   Purchase             Rapid          80.00   80.00     488,000
6648611322  CONGER            MD   21029   Single Family     Primary   Cash-out Refinance   Standard       70.00   69.94     490,000
6648715859  PATRICK           OR   97201   Single Family     Primary   Purchase             Rapid          80.00   80.00     440,000
6649625545  TUMBALI           CA   94015   Single Family     Primary   Purchase             Standard       80.00   80.00     424,000
6650046797  TATEM             MD   20817   Single Family     Primary   Refinance            Standard       78.87   78.80     422,000
6650159251  MUSCARDINI        CA   95476   Single Family     Primary   Cash-out Refinance   Standard       20.93   20.93     450,000
6650406603  HOLLANDSWORTH     CA   90254   Condominimum      Primary   Purchase             Rapid          80.00   80.00     535,920
6650549758  SMITH             CA   94568   Single Family     Primary   Refinance            Standard       80.00   80.00     384,000
6651431477  BROWN JONES       CA   94115   Three Family      Primary   Refinance            Standard       51.35   51.35     719,000
6653352713  HELLER            PA   19035   Single Family     Primary   Refinance            Rapid          77.97   77.78     538,000
6653596194  MCCLURE           FL   33924   Single Family     Secondary Purchase             Standard       80.00   79.93     928,000
6654377313  STERN             CA   94044   Single Family     Primary   Cash-out Refinance   Standard       75.00   74.89     360,000
6655069950  JAVAHERNESHAN     CA   92614   PUD               Primary   Purchase             Standard       80.00   79.93     340,800
6655213830  BAKHTIARI         CA   90046   Single Family     Primary   Purchase             Rapid          80.00   80.00     441,600
6656076830  WAN               CA   94118   Condominimum      Primary   Purchase             Rapid          80.00   80.00     628,000
6656309462  PETERS            VA   22207   Single Family     Primary   Refinance            Rapid          49.47   49.43     423,000
6656443030  ALLEN             CA   95070   Single Family     Primary   Refinance            Standard       27.20   27.20     442,000
6658852428  CUPELLO           CA   90732   Single Family     Primary   Purchase             Rapid          80.00   80.00     346,000
6660404580  AOKI              CA   92646   Single Family     Primary   Refinance            Rapid          80.00   79.93     304,000
6660478048  FRANCESCHINI      CA   94127   Single Family     Primary   Cash-out Refinance   Rapid          67.62   67.62     495,000
6661326709  FABER             CA   95409   Single Family     Primary   Refinance            Standard       71.42   71.42     370,000
6663433362  BROWN             CA   90706   Single Family     Primary   Refinance            Standard       80.00   79.93     300,000
6663543400  GAGE              CA   93035   Single Family     Primary   Refinance            Standard       64.79   64.74     554,000
6664328264  HOLT              CA   92683   Single Family     Primary   Purchase             Reduced        80.00   79.93     316,000
6666812687  JAEGER            CA   93923   Single Family     Primary   Cash-out Refinance   Standard       35.00   35.00     385,000
6667206673  WARD              VA   20191   PUD               Primary   Refinance            Rapid          73.10   73.10     334,800
6669236868  FREEDMAN          CA   90027   Single Family     Primary   Cash-out Refinance   Standard       66.93   66.93     485,300
6670295572  WATSON            VA   22947   PUD               Primary   Refinance            Standard       76.50   76.45     547,000
6670755682  PARRISH           GA   30180   Single Family     Primary   Purchase             Rapid          80.00   79.92     300,000
6671794573  BULLOCH           CA   94507   Single Family     Primary   Cash-out Refinance   Rapid          51.70   51.70     349,000
6673026248  CARLSEN           ID   83333   Single Family     Primary   Refinance            Rapid          80.00   79.93     288,000
6675041039  ECKFORD           CA   91109   Single Family     Primary   Cash-out Refinance   Rapid          74.41   74.41     320,000
6678823250  JUNE JR           VA   22901   PUD               Primary   Refinance            Rapid          75.87   75.87     300,000
6681594054  HOLMES            VA   22203   PUD               Primary   Purchase             Rapid          80.00   80.00     314,400
6681715063  STABLER           VA   22205   Single Family     Primary   Purchase             Rapid          80.00   79.93     304,000
6682225716  HARTLEY           CA   94706   Single Family     Primary   Purchase             Rapid          80.00   79.93     360,000
6682547259  RUSH              CA   94553   Single Family     Primary   Purchase             Rapid          69.39   69.39     350,000
6682978629  BRANDEL           VA   22102   Single Family     Primary   Purchase             Rapid          58.57   58.57     353,500
6684008615  SPEKMAN           VA   22901   Single Family     Primary   Purchase             Rapid          79.20   79.14     400,000
6685199827  BISHO             CA   94131   Single Family     Primary   Refinance            All Ready Home 80.00   79.94     380,000
6686273217  GHILADI           MD   20854   Single Family     Primary   Purchase             Rapid          80.00   80.00     479,200
6686533974  ALLEN             SC   29605   Single Family     Primary   Purchase             Rapid          80.00   80.00     484,000
6687075710  YORK              NM   87548   Single Family     Primary   Refinance            Standard       44.93   44.90     359,500
6688101010  HIRSCHI           MO   63021   PUD               Primary   Cash-out Refinance   Rapid          62.96   62.96     340,000
6688640405  SLEZAK            MD   21209   Single Family     Primary   Purchase             Rapid          80.00   80.00     284,000
6689177233  FIELDS            VA   22209   PUD               Primary   Purchase             Rapid          74.95   74.95     389,000
6690061699  GIBBONS JR        VA   22124   Single Family     Primary   Purchase             Rapid          80.00   79.29     415,920
6691883091  DEBENEDETTI       CA   94568   PUD               Primary   Refinance            Rapid          68.46   68.41     393,000
6692407080  GORDON            CA   94556   PUD               Primary   Purchase             Rapid          48.38   48.38     450,000
6692788497  SCOTT             GA   30213   PUD               Primary   Cash-out Refinance   Rapid          65.17   65.17     365,000
6697602982  FREY              CA   94558   Single Family     Primary   Purchase             Reduced        80.00   80.00     345,600
6698302798  DIBBLE            GA   30533   Single Family     Primary   Refinance            Standard       80.00   80.00     324,000
6698373070  HELGESON          CA   95003   Single Family     Primary   Purchase             Rapid          69.93   69.87     400,000
6700458281  BERNARD           CA   93021   PUD               Primary   Purchase             Standard       74.90   74.84     312,000
6700791384  DELLHEIM          AZ   85750   PUD               Primary   Purchase             Standard       66.30   66.30     800,000
6702112555  ELLSON            CA   94132   Single Family     Primary   Refinance            Rapid          75.60   75.49     344,000
6702465839  FORNOLES          CA   94588   PUD               Primary   Refinance            Rapid          76.43   76.43     412,000
6702675585  MCLAUGHLIN        NC   28480   Condominimum      Primary   Purchase             Rapid          80.00   80.00     332,000
6704271326  WADE              VA   22207   Single Family     Primary   Purchase             Standard       78.56   78.56     549,950
6704501953  MCCLELLAND        CA   95020   Single Family     Primary   Refinance            Rapid          73.92   73.86     567,000
6706122311  MOWREY            CA   95076   Single Family     Primary   Cash-out Refinance   Rapid          71.32   71.32     470,000
6706813992  TONG              CA   94552   Single Family     Primary   Cash-out Refinance   Rapid          67.46   67.46     425,000
6707433519  CONNALLY          CA   94061   Single Family     Primary   Purchase             Rapid          67.56   67.56     375,000
6709668914  HILL              OK   74137   PUD               Primary   Purchase             Standard       85.00   85.00     533,375
6710207041  SUTTON            NC   28462   PUD               Secondary Refinance            All Ready Home 70.62   70.62     337,600
6710936474  LAURENT           MI   48302   Single Family     Primary   Refinance            Standard       63.20   63.20     948,000
6711693546  WORLEY            IL   60564   Single Family     Primary   Refinance            Rapid          79.63   79.63     352,000
6712600664  COLSON            CA   93105   Condominimum      Primary   Refinance            Rapid          58.80   58.55     339,900
6714182463  LAGUETTE          CA   92691   PUD               Primary   Purchase             Rapid          80.00   80.00     371,920
6714325021  OMOHUNDRO SR      CT   06430   Single Family     Primary   Refinance            Reduced        53.84   53.84     371,500
6714635551  PINGEL            CA   92103   Single Family     Primary   Cash-out Refinance   Standard       65.35   65.35     500,000
6714853410  AMR               CA   92833   Single Family     Primary   Refinance            Rapid          65.10   65.10     459,000
6715098395  SWINFORD          TX   77375   PUD               Primary   Purchase             Reduced        80.00   79.94     314,320
6715372436  SUTHERLIN         CA   95014   PUD               Primary   Refinance            Standard       79.20   79.20     396,000
6715438203  FRENCH            CA   94061   Single Family     Primary   Purchase             Standard       80.00   80.00     462,400
6717548124  SNYDER            CA   92672   PUD               Primary   Purchase             Standard       80.00   79.93     385,600
6718278242  BENEDICT          CA   95008   Single Family     Primary   Cash-out Refinance   Standard       53.70   53.70     341,044
6718684993  STALLINGS         TX   75093   PUD               Primary   Purchase             Standard       78.94   78.94     600,000
6721756929  FOSKETT           CA   94558   Single Family     Primary   Refinance            Standard       53.14   53.09     372,000
6722140016  PAULSEN           CA   92869   PUD               Primary   Refinance            Rapid          80.00   80.00     380,800
6722688972  FLANIGAN          CA   93105   Condominimum      Primary   Cash-out Refinance   Standard       68.18   68.12     375,000
6722839724  KHEHRA            CA   94587   Single Family     Primary   Cash-out Refinance   Standard       73.02   72.96     425,000
6723328057  HALL JR           CA   95076   Single Family     Primary   Cash-out Refinance   Rapid          40.00   40.00     500,000
6725162504  PREUIT            CA   95051   Single Family     Primary   Cash-out Refinance   Rapid          56.00   55.95     350,000
6725487612  KHATRI            CA   94539   Single Family     Primary   Refinance            Standard       28.21   28.21     388,000
6727307560  MCKINNON          VA   20165   PUD               Primary   Refinance            Rapid          70.59   70.59     349,443
6727796879  BURRIS            CA   92118   Single Family     Secondary Purchase             Rapid          62.89   62.89     500,000
6728848901  JUAREZ            CA   94545   Single Family     Primary   Refinance            Standard       71.21   71.21     292,000
6730955793  LATIMER           FL   33181   PUD               Primary   Purchase             Standard       90.00   89.93     450,000
6733270901  FRANZ             GA   30004   PUD               Primary   Refinance            Standard       72.28   72.22     300,000
6733492844  BARNETT           CA   92352   Single Family     Secondary Refinance            Rapid          78.78   78.78     390,000
6733587890  HERSHMAN          MA   02067   Single Family     Primary   Refinance            Rapid          70.79   70.79     340,500
6734099895  LA PAGLIA         CA   90049   Single Family     Primary   Refinance            Standard       55.03   54.99     820,000
6734324525  ESKE              CA   94510   Single Family     Primary   Refinance            Standard       65.85   65.80     326,000
6735950286  STILES            CA   94920   Single Family     Primary   Refinance            All Ready Home 29.56   29.56     340,000
6736284875  MINNICH           CA   93907   PUD               Primary   Cash-out Refinance   Standard       74.25   74.25     375,000
6736290716  HOPEN             CA   94539   Single Family     Primary   Cash-out Refinance   Standard       66.96   66.96     375,000
6737937810  OLIVERA           CA   94550   Single Family     Primary   Refinance            Standard       80.00   80.00     392,000
6738504403  SCHIANTARELLI     CA   94030   Single Family     Primary   Refinance            Rapid          54.95   54.90     333,000
6738931440  PARKS             CO   80516   PUD               Primary   Purchase             Rapid          77.37   77.31     325,000
6740553273  LEHRER            CA   92120   PUD               Primary   Purchase             Rapid          80.00   79.94     357,600
6740635005  SUSER             CA   91356   Single Family     Primary   Cash-out Refinance   Standard       64.28   64.23     450,000
6742746040  HAWES             CA   95120   Single Family     Primary   Cash-out Refinance   Rapid          40.52   40.49     385,000
6742794800  BOWERS            CA   92591   Single Family     Primary   Purchase             Rapid          79.98   79.92     321,600
6743122860  SARMIENTO         CA   95148   Single Family     Primary   Cash-out Refinance   Standard       66.00   66.00     330,000
6743538461  KARLOWICZ         CA   92887   PUD               Primary   Refinance            Rapid          75.31   75.25     557,344
6743991298  RISHER            NV   89451   Single Family     Secondary Refinance            Standard       73.33   73.33     440,000
6747851324  MORRIS            OK   74137   Single Family     Primary   Refinance            Rapid          80.00   79.93     352,000
6747996830  WEIST             CA   90731   Single Family     Primary   Purchase             Rapid          80.00   79.93     400,000
6748679161  REGAN             CA   91208   Single Family     Primary   Purchase             Reduced        80.00   79.93     327,200
6748762272  CERCHIAI          CA   94123   Condominimum      Primary   Refinance            Rapid          74.65   74.65     377,000
6749154529  NEWQUIST          MD   20876   Single Family     Primary   Cash-out Refinance   Rapid          70.00   70.00     465,500
6749183312  GRAUBART          TX   77024   PUD               Primary   Purchase             Standard       64.03   64.03     650,000
6751237717  BUI               WA   98056   PUD               Primary   Refinance            Standard       84.40   84.40     368,000
6752648136  PARE JR           FL   34996   Single Family     Primary   Cash-out Refinance   Standard       69.98   69.98     576,000
6753207957  EPPS              TX   77005   Single Family     Primary   Purchase             Rapid          80.00   80.00     452,000
6753701561  KULMAN            CA   95032   Single Family     Primary   Purchase             Rapid          41.54   41.51     365,000
6754550413  SIMON             CA   92672   Single Family     Primary   Cash-out Refinance   Rapid          63.69   63.64     300,000
6757498537  PETTIJOHN         CA   92211   PUD               Primary   Purchase             Rapid          80.00   80.00     512,000
6757796716  MERRYMAN          KS   66221   PUD               Primary   Refinance            Standard       80.00   79.93     323,200
6759695247  SMITH             WA   98040   Single Family     Primary   Purchase             Rapid          80.00   79.93     480,000
6759757369  BENNETT           AZ   85262   PUD               Primary   Purchase             Standard       80.00   79.94     405,076
6761308466  PEARCE            OR   97068   Single Family     Primary   Purchase             Standard       80.00   79.94     331,920
6761501268  GOLDENRING        CA   91607   Single Family     Primary   Purchase             Standard       65.28   65.23     432,500
6763621296  SABATIER          FL   32082   PUD               Primary   Refinance            Standard       45.45   45.45   1,000,000
6765626418  KENT              CA   94121   Single Family     Primary   Purchase             Standard       70.00   69.94     454,300
6768498583  OKAJIMA           CA   92602   PUD               Primary   Purchase             Standard       79.98   79.91     296,800
6768609734  TENNANT           CA   95476   Single Family     Primary   Cash-out Refinance   Rapid          65.14   65.09     400,000
6769173847  BASS              GA   30114   PUD               Primary   Purchase             Standard       75.29   75.29     366,000
6770800578  VARLEY            CA   94044   Single Family     Primary   Refinance            Rapid          78.51   78.37     369,000
6771868889  DELUISE           CA   90069   Single Family     Primary   Refinance            Standard       59.06   59.01     440,000
6773029084  DUNNIGAN SR       CA   90008   Single Family     Primary   Purchase             Standard       80.00   80.00     380,000
6773469918  MEYER             MN   55441   Single Family     Primary   Purchase             Rapid          80.00   80.00     420,000
6776462829  GIDEON            MI   48167   Single Family     Primary   Purchase             Rapid          66.01   66.01     340,000
6777897098  HUNT JR           CA   93428   Single Family     Primary   Purchase             Standard       80.00   79.93     540,000
6777952067  ROSS              CA   95630   Single Family     Primary   Cash-out Refinance   Rapid          75.00   75.00     349,500
6778932209  HARRIS-HICKEY     CA   95032   Single Family     Primary   Cash-out Refinance   Rapid          45.88   45.88     390,000
6780107949  WICK              MD   20711   PUD               Primary   Purchase             Standard       75.00   75.00     431,250
6781979601  HILL JR           CA   90275   Single Family     Primary   Purchase             Rapid          76.47   76.41     650,000
6784335876  MARQUEZ           CA   95020   PUD               Primary   Refinance            Standard       80.00   80.00     296,000
6785695757  BABERS            MD   20854   Single Family     Primary   Purchase             Rapid          80.00   80.00     636,000
6788084959  FOXHOVEN          CA   90291   Condominimum      Primary   Refinance            Rapid          77.60   77.60     388,000
6790956046  DECKER            CA   94403   Single Family     Primary   Purchase             Rapid          80.00   80.00     404,000
6791626606  COONEY            GA   30004   PUD               Primary   Purchase             Standard       73.73   73.66     400,000
6793506996  MARTIN            CA   90008   Single Family     Primary   Cash-out Refinance   Rapid          68.09   68.04     350,000
6793780617  MCKENZIE          CA   94507   Single Family     Investor  Purchase             Standard       65.00   65.00     650,000
6793968808  ANDERSSON         CA   94583   Single Family     Primary   Cash-out Refinance   Standard       62.85   62.85     330,000
6794221744  MCCONNELL         CA   94306   Single Family     Primary   Refinance            Rapid          15.54   15.53     621,738
6795361382  CANNING           VA   22066   Single Family     Primary   Purchase             Rapid          80.00   80.00     356,800
6795432902  CORAL             CA   94015   Single Family     Primary   Refinance            Standard       75.04   74.98     379,000
6798289416  DESIMONE          VA   22903   PUD               Primary   Refinance            Rapid          69.83   69.83     452,000
6798451610  YOUNT             CA   92587   PUD               Primary   Refinance            Rapid          79.81   79.81     439,000
6798982838  LIANG             CA   94306   Condominimum      Primary   Purchase             Standard       80.00   80.00     327,200
6799308660  KRUCHTEN          FL   34108   High-Rise Condo   Primary   Purchase             Rapid          68.02   67.97     500,000
6799859472  ROACH             CA   92131   PUD               Primary   Cash-out Refinance   Rapid          50.00   50.00     350,000
6800797919  SAXON             CA   92024   Single Family     Primary   Refinance            Standard       60.66   60.61     455,000
6801729549  ZELEZNICK         CA   90274   Single Family     Primary   Refinance            Standard       58.63   58.63     557,000
6802011715  LIND              CA   94954   Single Family     Primary   Cash-out Refinance   Rapid          73.93   73.93     329,000
6807537946  HIGBEE            NM   87123   Single Family     Primary   Purchase             Rapid          80.00   80.00     300,000
6809670943  SAZAMA            FL   33330   Single Family     Primary   Refinance            Rapid          79.16   79.11     380,000
6812663901  OSTREICHER        CA   94611   Single Family     Primary   Cash-out Refinance   Rapid          53.43   53.39     350,000
6817797910  TEKSLER           CA   94025   Single Family     Primary   Refinance            Rapid          69.43   69.38     920,000
6818141712  SHAPIRO           AZ   85718   PUD               Primary   Purchase             Rapid          80.00   79.93     364,000
6818545078  MORLEY            PA   19047   PUD               Primary   Purchase             Rapid          90.00   89.92     373,500
6818627991  KNIGHT            CA   94403   Single Family     Primary   Purchase             Rapid          80.00   79.93     465,600
6818985688  FARLEY            CA   94306   Single Family     Primary   Purchase             Standard       57.34   57.29     410,000
6824576034  MILLER            CA   94947   Single Family     Primary   Cash-out Refinance   Rapid          65.04   65.04     400,000
6824829011  ICHINAGA          CA   94114   Single Family     Primary   Cash-out Refinance   Standard       47.61   47.58     600,000
6825776641  BIRK              MD   20852   PUD               Primary   Purchase             Rapid          79.99   79.99     325,556
6828218823  ING JR            CA   91902   Single Family     Primary   Refinance            Rapid          79.96   79.18     479,800
6828886710  KLEINFELD         CA   90025   Condominimum      Primary   Purchase             Rapid          80.00   79.93     369,600
6830520844  WILLIAMS          CA   95694   Single Family     Primary   Purchase             Rapid          73.33   73.33     550,000
6830577059  QUIGLEY           MD   20814   Single Family     Primary   Purchase             Rapid          80.00   79.93     300,000
6830819329  ANDES             CA   92653   PUD               Primary   Refinance            Rapid          73.51   73.45     544,000
6831389926  HALBROOK          CA   94611   Single Family     Primary   Purchase             Rapid          80.00   80.00     320,000
6831744443  SOUZA             CA   94552   PUD               Primary   Cash-out Refinance   Rapid          69.51   69.51     358,000
6832028689  LINKEM            WA   98338   Single Family     Primary   Refinance            Standard       64.54   64.54     710,000
6834624774  HANADA            CA   91214   Single Family     Primary   Refinance            Rapid          80.00   79.93     414,400
6834699149  FISH              CA   95135   Single Family     Primary   Refinance            Rapid          47.59   47.59     583,000
6835973741  LEACH             FL   33486   Single Family     Primary   Purchase             Standard       70.32   70.32     320,000
6835975712  DAHLEN            CA   94611   Single Family     Primary   Cash-out Refinance   Rapid          72.00   71.93     360,000
6837022406  SNOW              CA   95476   Single Family     Primary   Refinance            Rapid          64.61   64.61     336,000
6837267266  HUNTER            CA   90803   Single Family     Primary   Refinance            Rapid          74.53   74.47     360,000
6839857387  GRUBBS            TX   76109   Single Family     Primary   Purchase             Standard       80.00   80.00     960,000
6839907547  BRAJKOVICH        CA   91320   PUD               Primary   Cash-out Refinance   Rapid          65.89   65.89     425,000
6840422213  FORD              CA   95014   Single Family     Primary   Cash-out Refinance   Rapid          55.00   55.00     550,000
6841478008  ASHENDOUEK        CA   90210   Single Family     Primary   Refinance            Rapid          66.46   66.40     650,000
6842447341  GALENO            CA   94089   Single Family     Primary   Cash-out Refinance   Standard       67.52   67.40     341,000
6843252369  HENDRY JR         GA   30542   Single Family     Primary   Refinance            Standard       70.50   70.50     349,000
6843876910  JENVEY            CA   94801   PUD               Primary   Cash-out Refinance   Standard       66.10   66.10     390,000
6845951778  THOMPSON          CA   95746   PUD               Primary   Purchase             Standard       79.97   79.97     575,000
6847524417  COLYER            CA   95020   Single Family     Primary   Cash-out Refinance   Rapid          67.40   67.40     306,000
6849522864  STAFFORD          CA   92673   PUD               Primary   Purchase             Rapid          51.51   51.47     425,000
6850354447  BRUNZIE           CA   91103   Single Family     Primary   Purchase             Rapid          80.00   80.00     392,000
6850602191  THOMPSON          CA   94087   Single Family     Primary   Cash-out Refinance   Rapid          53.33   53.33     416,000
6850962793  PATEL             CA   92782   PUD               Primary   Refinance            Rapid          80.00   79.93     396,000
6851251923  HANSEN            CA   94062   Single Family     Primary   Cash-out Refinance   Rapid          64.73   64.73     560,000
6851435591  SCHNEIDER         CA   90036   Single Family     Primary   Purchase             Rapid          65.04   64.98     400,000
6851505385  POWELL            NC   28601   Single Family     Primary   Cash-out Refinance   Standard       70.00   69.94     518,700
6853513759  PANCHAL           CA   92103   Two Family        Primary   Purchase             Standard       75.00   74.94     448,500
6854694764  GOREN             CA   91301   Single Family     Primary   Cash-out Refinance   Standard       73.82   73.82     313,750
6854978092  KAPLAN            OR   97201   Single Family     Primary   Refinance            All Ready Home 26.91   26.91     320,290
6855015928  EGBERT            CA   92672   Single Family     Primary   Cash-out Refinance   Rapid          64.86   64.86     493,000
6855428857  TSUANG            WA   98034   Single Family     Primary   Refinance            Standard       80.00   79.93     312,000
6857809963  BRITTAIN          CA   93021   Single Family     Primary   Refinance            Rapid          80.00   80.00     368,000
6858323758  BUTTERWORTH       TN   38139   Single Family     Primary   Refinance            Rapid          70.90   70.85     390,000
6858733667  CROUGH            SC   29926   PUD               Secondary Refinance            Standard       48.40   48.40     363,000
6860333233  BABIOR            CA   92103   Single Family     Primary   Refinance            Rapid          59.77   59.72     520,000
6861139662  BERMAN            FL   34239   Single Family     Primary   Purchase             Rapid          80.00   80.00     396,000
6861967633  WILLIAMS          CA   90291   Single Family     Primary   Cash-out Refinance   Standard       69.46   69.40     389,000
6863787914  BOWCOTT           CA   94526   Single Family     Primary   Purchase             Rapid          56.55   56.50     410,000
6866186015  ALAMO             CA   91737   PUD               Primary   Purchase             Standard       79.99   79.99     463,400
6866512475  GLOVSKY           MA   02421   Single Family     Primary   Purchase             Rapid          66.86   66.66     550,000
6866524652  XU                CA   94552   PUD               Primary   Purchase             Standard       90.00   90.00     521,955
6867870120  PACE JR           VA   22041   Single Family     Primary   Purchase             Standard       70.00   70.00     456,400
6868746964  SHANMUGAM         CA   92128   Condominimum      Primary   Purchase             Rapid          80.00   79.93     359,600
6869872199  BALOUN            CA   94805   Single Family     Primary   Purchase             Rapid          80.00   79.93     288,400
6870682066  AMATYA            CA   90034   Single Family     Primary   Cash-out Refinance   Rapid          69.00   68.94     345,000
6870691612  MACKENZIE         CA   94618   PUD               Primary   Refinance            Rapid          58.57   58.57     410,000
6871755507  CURRAN            CA   95124   Single Family     Primary   Purchase             Standard       59.84   59.84     360,000
6871841026  RYLAND            CA   93010   Single Family     Primary   Cash-out Refinance   Rapid          75.00   74.94     345,000
6875561877  GREEN             CT   06385   Single Family     Primary   Purchase             Reduced        79.16   79.16     285,000
6876583789  HAMMOND           AZ   85224   PUD               Primary   Cash-out Refinance   Standard       75.00   74.93     352,500
6876849131  ALLEN             VA   22015   PUD               Primary   Purchase             Rapid          80.00   79.94     748,000
6877044294  SHEUNG            CA   94002   Single Family     Primary   Refinance            Rapid          64.60   64.54     323,000
6878310041  THOMPSON          OR   97209   Condominimum      Primary   Refinance            Rapid          73.75   73.68     295,000
6878746715  ARMSTRONG         TN   38017   PUD               Primary   Purchase             Rapid          80.00   79.93     340,000
6880620395  CLINE             CA   90292   Condominimum      Primary   Purchase             Rapid          80.00   79.94     308,000
6882296236  CLIFF             SC   29466   PUD               Primary   Refinance            Standard       80.00   80.00     371,200
6884483188  ANSELMA           FL   33021   PUD               Primary   Purchase             Rapid          80.00   80.00     397,440
6885310521  MCANULTY          OR   97229   PUD               Primary   Purchase             Rapid          80.00   80.00     386,400
6886180634  KELLY             WA   98199   PUD               Primary   Refinance            Standard       42.61   42.61     383,500
6887166590  WISE              FL   34109   PUD               Primary   Purchase             Rapid          80.00   80.00     607,775
6890098632  FAN               CA   94925   Single Family     Primary   Refinance            Standard       51.75   51.71     879,800
6891187046  WU                VA   20120   PUD               Primary   Purchase             Rapid          79.91   79.85     395,000
6891307685  KOVALESKI         CO   80129   PUD               Primary   Purchase             Standard       78.81   78.81     372,000
6895902242  NELSON            CA   95037   Single Family     Primary   Cash-out Refinance   Rapid          51.21   51.17     485,000
6896546485  GOODWATER         NV   89703   Single Family     Primary   Refinance            Rapid          74.88   74.82     322,000
6896731087  FLANAGAN          CA   92602   PUD               Primary   Refinance            All Ready Home 66.66   66.61     340,000
6897799463  VARGAS SR         CA   92014   Single Family     Primary   Refinance            Standard       76.76   76.76     522,000
6898889917  HO                CA   91789   Single Family     Primary   Purchase             Rapid          60.39   60.34     305,000
6900631984  RODRIGUEZ         CA   94523   Single Family     Primary   Purchase             Standard       80.00   80.00     476,000
6900797660  TUDOR             CA   94043   Condominimum      Primary   Cash-out Refinance   Rapid          61.14   61.14     321,000
6900966927  GOOD              CA   90731   Single Family     Primary   Refinance            Standard       73.87   73.66     410,000
6901090685  BUSH              CA   94549   Single Family     Primary   Refinance            Standard       70.00   70.00     381,500
6901272150  GEHRING           CA   94544   PUD               Primary   Purchase             Standard       70.00   70.00     472,500
6903268438  WILLIAMS          VA   22204   PUD               Primary   Purchase             Rapid          80.00   80.00     304,000
6903469002  GUZMAN            CA   94112   Single Family     Primary   Refinance            Rapid          79.52   79.46     338,000
6903512017  DAVIS             SC   29063   PUD               Primary   Purchase             Rapid          80.00   80.00     299,200
6905701063  MEDICI            CA   91108   Single Family     Primary   Refinance            Rapid          50.27   50.24     450,000
6906212235  VOORHEES          CT   06801   Single Family     Primary   Refinance            Reduced        80.00   80.00     372,000
6906714156  SKINNER           CA   93442   Single Family     Primary   Refinance            Rapid          74.46   74.46     383,500
6908739995  KIM               CA   94015   Single Family     Primary   Purchase             Standard       80.00   80.00     431,200
6912177471  LOCKETT           CA   95452   Single Family     Primary   Refinance            Standard       57.24   57.19     650,000
6912334262  HENSLEY           CA   92101   High-Rise Condo   Primary   Purchase             Standard       80.00   80.00     339,200
6914747040  HAWES III         MO   64113   Single Family     Primary   Refinance            Standard       75.00   75.00     487,500
6915089012  CATUREGLI         CA   94070   Single Family     Primary   Purchase             Standard       80.00   80.00     492,000
6917169515  BOUCHILLON        AL   36532   PUD               Primary   Purchase             Standard       71.17   71.17     400,000
6919305240  MARCHETTI         CA   94588   PUD               Primary   Cash-out Refinance   Standard       57.31   57.26     384,000
6920390363  JOSEPH            CA   94014   Single Family     Primary   Refinance            Standard       55.66   55.66     295,000
6922474629  STEFFLER          CA   95120   Single Family     Primary   Purchase             Rapid          68.99   68.93     445,000
6925289354  CHURCHILL         CA   94925   Single Family     Primary   Purchase             Standard       77.47   77.42     650,000
6926821726  CAALAMAN          CA   94112   Single Family     Primary   Refinance            Rapid          73.40   73.35     323,000
6927060837  CALDWELL          CA   94941   Condominimum      Primary   Cash-out Refinance   Standard       70.80   70.74     354,000
6931001488  NELSON            CA   94552   PUD               Primary   Refinance            Rapid          55.45   55.40     330,500
6931716465  SMITH             CA   92120   Single Family     Primary   Purchase             Rapid          73.80   73.73     400,000
6934337616  STRAUSBERG        CA   94062   Single Family     Primary   Purchase             Rapid          80.00   80.00     436,000
6937717038  DOMINGUEZ         AZ   85382   PUD               Primary   Purchase             Rapid          93.53   93.53     289,370
6943358702  KELLY             MD   21286   Single Family     Primary   Purchase             Rapid          80.00   79.93     468,000
6944930079  DEVETTORI         CA   94577   PUD               Primary   Refinance            Standard       71.77   71.72     323,000
6944986089  NEIBAUER          CA   95020   Single Family     Primary   Refinance            Standard       67.70   67.70     694,000
6945571500  TAURIAN           CA   94404   Single Family     Primary   Cash-out Refinance   Standard       63.80   63.80     638,000
6947116809  BYUN              CA   92833   Single Family     Primary   Purchase             Standard       80.00   79.93     340,000
6947390370  OLSON             AZ   85331   Single Family     Primary   Refinance            Rapid          55.47   55.47     321,750
6948803991  SELLERS           CA   93907   Single Family     Primary   Refinance            Rapid          80.00   79.94     388,000
6949838350  GUILL             VA   20171   PUD               Primary   Cash-out Refinance   Rapid          60.00   60.00     330,000
6950780988  CHAPMAN           MD   20816   Single Family     Primary   Refinance            Standard       50.57   48.51     404,594
6951374989  FISCHBECK III     CA   92118   Single Family     Primary   Cash-out Refinance   Rapid          65.65   65.65     650,000
6953470678  PHILLIPS          CA   93950   Single Family     Primary   Purchase             Standard       80.00   79.95     512,000
6954036189  BRIDGES           WA   98177   Single Family     Primary   Purchase             Rapid          80.00   80.00     336,000
6954207269  WILLIAMS          CA   92253   PUD               Secondary Purchase             Rapid          66.66   66.66     500,000
6956047648  MORKOC            CA   95616   Single Family     Primary   Purchase             Rapid          80.00   80.00     412,000
6956180456  WEEDLUN           MD   21043   Single Family     Primary   Refinance            Standard       69.09   69.04     321,300
6956438268  MIGLIO            CA   94517   PUD               Primary   Purchase             Rapid          80.00   80.00     416,000
6958064013  ROBERTSON         CA   93111   Single Family     Primary   Purchase             Rapid          80.00   80.00     336,000
6959771269  HENDERSON         MA   02446   Condominimum      Primary   Purchase             Rapid          90.00   90.00     306,900
6960383674  PHAM              VA   20120   PUD               Primary   Purchase             Rapid          79.98   79.85     395,750
6960445200  STRINGFELLOW      CA   92128   Condominimum      Primary   Cash-out Refinance   Rapid          70.00   70.00     399,000
6961185110  DELISO            CA   94127   Single Family     Primary   Cash-out Refinance   Standard       46.87   46.83     750,000
6963232803  KIRKPATRICK       CA   92624   Condominimum      Primary   Refinance            Rapid          58.13   58.08     305,200
6965117663  MOFFITT           TX   77401   Single Family     Primary   Purchase             Standard       60.30   60.25     600,000
6966353333  BIERBAUM          CA   92672   Single Family     Primary   Cash-out Refinance   Rapid          50.63   50.63     360,000
6967774503  TRAIN             DC   20007   Single Family     Primary   Cash-out Refinance   Standard       41.00   41.00     410,000
6968632387  DIGIOVANNI        CA   94618   Single Family     Primary   Purchase             Standard       58.33   58.28     350,000
6968665247  BAKER             CA   94949   PUD               Primary   Purchase             Rapid          80.00   80.00     404,800
6971604670  PFAFF             CA   92003   Single Family     Primary   Cash-out Refinance   Standard       51.61   51.57     400,000
6972640582  POLLEY SR         TN   37205   Single Family     Primary   Refinance            All Ready Home 49.42   49.42     988,500
6973373415  JAHN              CA   94611   Single Family     Primary   Refinance            Standard       69.07   69.01     525,000
6975525129  LAWRENCE          CA   95070   Single Family     Primary   Cash-out Refinance   Standard        8.71    8.71     305,000
6978066832  RINNE             WA   98144   Single Family     Primary   Refinance            Standard       50.66   50.66     760,000
6979426308  LEVENSON          MD   20812   Single Family     Primary   Cash-out Refinance   Rapid          57.55   57.55     364,900
6982232511  BREEDLOVE         GA   30518   Single Family     Primary   Purchase             Rapid          80.00   79.93     387,920
6983156792  AUTHEMENT         NH   03031   Single Family     Primary   Refinance            Standard       76.31   76.31     431,161
6983211621  ON                CA   94015   Single Family     Investor  Purchase             Standard       73.05   73.05     347,000
6983848455  COCKE             TN   37205   Single Family     Primary   Purchase             Rapid          80.00   80.00     311,200
6984510831  WONG              CA   94706   Single Family     Secondary Purchase             Rapid          80.00   79.93     377,600
6988134091  GANSMANN          MO   63128   Single Family     Primary   Cash-out Refinance   Rapid          74.61   74.56     341,000
6988988025  CONROY            SC   29485   PUD               Primary   Purchase             Rapid          80.00   80.00     384,000
6989661233  TOBIN             GA   30022   PUD               Primary   Purchase             Rapid          79.99   79.93     348,070
6991315299  SCOTT             VA   23451   Single Family     Primary   Cash-out Refinance   Standard       65.40   65.40     327,000
6992356714  BOULAIS           FL   34103   Condominimum      Primary   Purchase             Rapid          80.00   79.93     464,000
6993082111  OSTROM            CA   94596   Single Family     Primary   Purchase             Rapid          79.93   79.93     458,000
6993259321  IRWIN III         MD   21014   Single Family     Primary   Cash-out Refinance   Rapid          75.00   74.94     315,000
6996403447  PROCK             CA   90275   Single Family     Primary   Purchase             Rapid          70.00   70.00     479,500
6996964836  RUTLEDGE          TX   75209   Single Family     Primary   Purchase             Rapid          89.99   89.99     327,339
6997171647  FOREST            CA   90278   Condominimum      Primary   Purchase             Rapid          80.00   80.00     356,720
6997921132  LANG              CA   95032   Single Family     Primary   Refinance            All Ready Home 47.70   47.70     291,000
6999468777  NAVARRA           CA   94014   Single Family     Primary   Purchase             Rapid          80.00   79.94     440,000



   LOAN       1ST PAY    MATURITY  ORIG  INTEREST  MONTHLY    CURRENT    REMAIN   SCHEDULED           APPRAISAL    SALES
  NUMBER        DATE       DATE    TERM     RATE     P&I      DUE DATE    TERM        PB      FICO      VALUE      PRICE
  ------        ----       ----    ----     ----     ---      --------    ----        --      ----      -----      -----
0028534576    20010601   20310501   360    7.500   3,076.54    20010801    358    439,344.88   760     550,000          --
0028803120    20000901   20300801   360    8.625   2,395.59    20010801    349    305,529.06   673     385,000     385,000
0028872364    20010601   20310501   360    7.250   2,510.41    20010801    358    367,424.11   766     465,000     464,279
0028950061    20010701   20310601   360    7.125   3,586.88    20010801    359    531,974.25   761     666,000     665,509
0028966695    20010601   20310501   360    7.250   2,675.50    20010701    358    391,109.31   678     450,000          --
0029077609    20010601   20310501   360    7.375   4,489.39    20010801    358    649,007.76   760     875,000     865,000
0029097565    20010701   20310601   360    7.250   2,812.61    20010801    359    411,978.37   683     516,000     515,411
0029125325    20010101   20301201   360    8.125   2,561.62    20010801    353    343,387.76   768     520,000          --
0029159027    20010401   20310301   360    7.875   2,447.11    20010801    356    336,561.75   697     460,000          --
0029161411    20001201   20301101   360    8.000   3,228.56    20010801    352    437,582.32   776   1,500,000          --
0029164779    20001201   20301101   360    8.250   2,306.76    20010801    352    305,445.45   714     400,000     383,873
0029200862    20001201   20301101   360    8.500   2,232.92    20010701    352    288,957.21   697     371,000     363,000
0029219979    20010401   20310301   360    7.500   2,447.25    20010701    356    348,951.22   668     490,000          --
0029303740    20010301   20310201   360    7.750   3,008.94    20010801    355    418,498.51   661     550,000          --
0029361805    20010701   20310601   360    7.375   2,569.31    20010801    359    371,716.94   757     465,000          --
0029395035    20010201   20310101   360    8.250   3,170.35    20010801    354    420,357.39   778     528,000     527,817
0029430931    20010601   20310501   360    7.125   2,155.90    20010701    358    319,486.68   721     710,000          --
0029441011    20010301   20310201   360    6.875   2,627.72    20010801    355    398,261.71   755     576,000     555,200
0029457934    20010301   20310201   360    7.500   3,527.54    20010801    355    500,856.61   787     640,000          --
0029458320    20010601   20310501   360    7.375   2,596.94    20010701    358    375,426.03   695     470,000          --
0029471232    20010701   20310601   360    7.250   2,728.71    20010801    359    399,687.96   773   1,025,000          --
0029479474    20010501   20310401   360    7.875   2,827.77    20010701    357    389,189.51   695     437,000     436,590
0029514452    20010601   20310501   360    7.625   3,082.44    20010701    358    434,849.93   699     650,000          --
0029517703    20010501   20310401   360    7.500   4,474.97    20010801    357    638,566.16   729     950,000          --
0029527116    20010601   20310501   360    7.250   2,237.54    20010701    358    327,486.71   735     410,000          --
0029527942    20010601   20310501   360    7.500   2,220.71    20010801    358    317,127.11   786     397,000          --
0029548096    20010601   20310501   360    7.375   6,906.75    20010801    358    998,473.48   754   1,650,000   1,650,000
0029548336    20010601   20310501   360    6.750   2,010.66    20010801    358    309,464.68   765     700,000     699,063
0029549102    20010601   20310501   360    7.250   2,653.67    20010801    358    388,391.25   629     490,000     489,000
0029551447    20010501   20310401   360    7.125   2,304.12    20010801    357    341,174.64   634     504,000          --
0029556933    20010501   20310401   360    7.000   2,956.22    20010801    357    443,242.93   793     636,000     635,000
0029558236    20010501   20310401   360    7.250   2,728.71    20010801    357    399,058.21   633     502,000     502,000
0029559085    20010401   20310301   360    7.625   3,340.79    20010801    356    470,576.67   752     590,000     590,000
0029567401    20010501   20310401   360    7.125   2,316.92    20010701    357    343,070.05   733     435,000     430,044
0029571866    20010501   20310401   360    7.250   2,558.16    20010701    357    374,117.07   703     500,000          --
0029576113    20010501   20310401   360    7.250   2,858.32    20010701    357    417,769.48   764     524,000     523,783
0029583804    20010601   20310501   360    7.250   2,155.68    20010701    358    315,505.49   633     395,000     398,000
0029585569    20010701   20310601   360    7.375   2,670.15    20010801    359    386,305.83   723     484,000     483,365
0029588647    20010601   20310501   360    7.125   3,422.49    20010701    358    507,185.11   692     635,000     635,000
0029591401    20010601   20310501   360    6.750   2,172.80    20010701    358    334,421.53   710     440,000     435,000
0029594280    20010701   20310601   360    6.750   2,594.39    20010801    359    399,655.61   703     520,000          --
0029595782    20010701   20260601   300    7.375   4,034.46    20010801    299    551,358.04   707   1,750,000          --
0029598745    20010601   20310501   360    7.125   2,560.13    20010801    358    379,390.44   693     509,000     475,000
0029600343    20010601   20310501   360    7.625   4,600.66    20010801    358    649,056.11   686     860,000          --
0029602406    20010501   20310401   360    7.250   2,767.25    20010801    357    404,694.91   776     545,000     545,000
0029604634    20010501   20310401   360    7.250   3,672.84    20010801    357    536,132.35   639     680,000     673,000
0029605938    20010501   20300701   351    7.500   2,802.06    20010701    348    397,050.41   759     670,000          --
0029607249    20010501   20310401   360    7.375   2,063.74    20010801    357    298,113.71   633     332,000          --
0029608221    20010501   20310401   360    7.375   2,365.57    20010801    357    341,243.02   712     475,000          --
0029610763    20010701   20310601   360    7.125   2,694.87    20010801    359    399,680.13   757     510,000     500,000
0029613049    20010601   20310501   360    7.500   2,846.98    20010701    358    406,560.74   791     513,000     508,964
0029615275    20010701   20310601   360    7.625   2,448.97    20010801    359    345,749.57   789     435,000     446,000
0029615788    20010601   20310501   360    7.125   2,580.34    20010701    358    382,385.62   759     590,000     590,000
0029616026    20010601   20310501   360    7.375   2,403.55    20010701    358    347,468.77   689     435,000     435,000
0029617784    20010601   20310501   360    7.250   2,517.24    20010801    358    368,422.54   766     535,000          --
0029618089    20010601   20310501   360    7.250   2,084.73    20010701    358    305,121.76   710     382,000     382,000
0029618402    20010501   20310401   360    7.375   2,900.84    20010701    357    419,035.33   756     770,000          --
0029619079    20010701   20310601   360    7.250   2,499.49    20010801    359    366,112.18   743     458,054     458,084
0029621570    20010701   20310601   360    7.500   3,146.47    20010801    359    449,666.03   789     825,000          --
0029622529    20010501   20310401   360    7.250   2,803.75    20010801    357    410,032.31   747     650,000          --
0029623642    20010601   20310501   360    7.250   3,410.88    20010801    358    499,128.43   730   2,000,000          --
0029624780    20010601   20310501   360    6.875   1,937.95    20010801    358    294,502.88   700     415,000     415,000
0029624897    20010601   20310501   360    6.875   2,699.98    20010701    358    410,307.44   701     675,000          --
0029624913    20010701   20310601   360    7.125   2,829.62    20010801    359    419,664.13   776     550,000          --
0029625027    20010701   20310601   360    6.875   2,200.71    20010701    359    334,718.56   702     550,000          --
0029625035    20010601   20310501   360    7.125   2,654.46    20010701    358    393,367.96   628     570,000          --
0029625050    20010701   20310601   360    7.375   3,626.05    20010801    359    524,600.51   790     925,000          --
0029625068    20010701   20310601   360    7.250   2,547.93    20010801    359    373,208.63   674     498,000          --
0029625639    20010701   20310601   360    6.875   2,266.41    20010801    359    344,710.15   742     460,000          --
0029625746    20010401   20310301   360    7.750   2,686.55    20010801    356    373,931.00   780     700,000          --
0029627494    20010601   20310501   360    7.000   1,862.85    20010701    358    279,539.62   754     475,000          --
0029627940    20010601   20310501   360    7.375   3,904.39    20010801    358    564,437.06   731     730,000          --
0029628542    20010701   20310601   360    6.875   2,190.57    20010801    359    333,174.85   724     445,000     444,607
0029629045    20010501   20310401   360    7.000   2,480.92    20010701    357    371,750.46   673     466,500     466,171
0029629201    20010601   20310501   360    6.750   2,490.62    20010801    358    383,336.90   790     480,000     480,000
0029629839    20010601   20310501   360    7.375   3,529.35    20010801    358    510,219.94   716     730,000          --
0029631116    20010601   20310501   360    7.000   2,714.43    20010801    358    407,329.19   693     530,000     510,200
0029631223    20010601   20310501   360    7.375   3,108.04    20010801    358    449,313.06   709     700,000     702,456
0029631231    20010701   20310601   360    7.125   3,031.74    20010801    359    449,621.88   758     635,000     605,000
0029631256    20010701   20310601   360    7.125   2,231.70    20010801    359    330,985.10   762     435,000     414,100
0029631306    20010601   20210501   240    6.875   2,387.91    20010701    238    309,784.25   697     352,500     346,000
0029631314    20010701   20310601   360    6.750   4,193.19    20010801    359    645,943.37   724     862,000     887,000
0029631330    20010601   20310501   360    7.375   2,541.69    20010801    358    367,438.24   697     460,000          --
0029631363    20010701   20310601   360    7.250   3,581.43    20010801    359    524,590.45   710     710,000     700,000
0029631397    20010701   20310601   360    7.125   2,678.70    20010801    359    397,282.05   687     497,000          --
0029631413    20010601   20310501   360    7.250   2,773.73    20010801    358    405,963.71   714     852,000          --
0029631421    20010701   20310601   360    6.875   2,299.25    20010801    359    349,705.96   718     575,000          --
0029632148    20010601   20310501   360    6.750   3,736.35    20010801    358    575,070.25   756     819,000     819,000
0029633922    20010601   20310501   360    7.375   2,486.43    20010701    358    359,450.46   625     480,000          --
0029634094    20010701   20310601   360    7.125   4,715.36    20010801    359    699,340.30   711     874,950     874,950
0029634359    20010601   20310501   360    7.500   4,544.90    20010801    358    639,032.19   766     850,000          --
0029634516    20010701   20310601   360    7.000   2,993.87    20010801    359    449,631.13   811     855,000          --
0029634680    20010601   20310501   360    7.250   3,383.59    20010801    358    495,207.31   720     620,000     620,000
0029634821    20010201   20310101   360    8.000   2,127.92    20010801    354    288,812.85   709     365,000     362,500
0029635539    20010601   20310501   360    7.000   2,341.86    20010701    358    351,421.26   707     445,000     440,000
0029635646    20010701   20310601   360    7.125   2,054.84    20010801    359    304,756.10   670     585,000          --
0029635752    20010701   20310601   360    7.125   3,243.96    20010701    359    481,114.95   637     710,000          --
0029635935    20010601   20310501   360    7.375   3,373.26    20010701    358    487,654.44   674     611,000     610,543
0029636032    20010601   20310501   360    7.125   2,640.98    20010701    358    391,371.18   700     490,000          --
0029636677    20010601   20310501   360    7.500   2,006.75    20010801    358    286,572.67   798     429,000          --
0029637147    20010601   20310501   360    7.250   2,485.51    20010801    358    363,638.78   725     458,000     455,458
0029637303    20010501   20310401   360    7.750   2,276.40    20010801    357    317,072.86   724     398,000     397,606
0029637998    20010601   20310501   360    7.375   3,867.78    20010801    358    559,145.16   640     700,000          --
0029639697    20010601   20310501   360    7.625   3,114.30    20010801    358    439,361.04   772     550,000     550,000
0029639796    20010701   20310601   360    7.500   2,824.83    20010701    359    403,700.17   706     505,000          --
0029639820    20010601   20310501   360    7.250   6,119.13    20010701    358    895,596.27   712   1,300,000          --
0029641412    20010501   20310401   360    7.750   2,149.24    20010801    357    299,360.67   784     420,000          --
0029645892    20010601   20310501   360    7.375   3,038.98    20010801    358    439,328.32   681     570,000     552,835
0029646692    20010701   20310601   360    7.250   3,138.02    20010701    359    459,641.15   737     760,000          --
0029646932    20010501   20310401   360    7.375   2,596.94    20010801    357    375,136.23   749     472,000     470,000
0029647716    20010701   20310601   360    7.250   2,200.02    20010701    359    322,248.42   673     430,000          --
0029648219    20010701   20310601   360    7.125   4,379.17    20010801    359    649,480.21   771     915,000     896,625
0029649597    20010501   20310401   360    7.500   2,433.27    20010801    357    347,141.75   767     436,000     435,000
0029649720    20010601   20310501   360    7.125   2,425.39    20010801    358    359,422.51   776     550,000          --
0029650439    20010601   20310501   360    7.250   2,737.24    20010801    358    400,622.07   786     510,000     501,613
0029651098    20010501   20310401   360    7.875   2,236.84    20010801    357    307,858.89   763     470,000     468,500
0029651114    20010501   20310401   360    7.375   2,762.70    20010701    357    399,081.27   743     505,000     500,000
0029651130    20010501   20310401   360    7.125   1,953.78    20010801    357    284,300.15   805     398,000     397,500
0029651429    20010701   20310601   360    7.375   2,099.65    20010801    359    303,768.68   723     380,000          --
0029652229    20010501   20310401   360    6.875   2,470.73    20010801    357    375,148.62   765     477,000     475,128
0029653664    20010601   20310501   360    7.125   2,088.53    20010801    358    309,502.72   616     403,000     394,850
0029654738    20010601   20310501   360    7.375   2,379.38    20010801    358    343,974.11   746     435,000          --
0029657202    20010501   20310401   360    7.750   2,407.15    20010801    357    335,283.01   754     420,000     420,000
0029657327    20010701   20310601   360    7.000   2,315.25    20010801    359    347,714.75   758     435,000     435,000
0029658044    20010701   20310601   360    7.250   3,465.46    20010701    359    507,603.71   766     750,000          --
0029658051    20010601   20310501   360    7.375   2,113.47    20010801    358    305,532.87   680     383,000     382,726
0029658069    20010701   20310601   360    7.125   2,209.80    20010801    359    327,725.64   728     415,000     410,000
0029659364    20010601   20310501   360    7.375   2,541.69    20010801    358    367,438.24   704     475,000     460,000
0029660917    20010601   20310501   360    7.125   3,099.11    20010701    358    459,262.10   744     668,000          --
0029661360    20010501   20310401   360    7.500   2,740.93    20010801    357    391,121.74   758     564,000          --
0029661428    20010501   20310401   360    7.500   3,496.08    20010701    357    498,879.79   796     647,000     629,000
0029661501    20010701   20310601   360    7.250   2,275.74    20010701    359    333,339.76   703     419,000     417,009
0029664851    20010601   20310501   360    7.500   2,096.59    20010801    358    299,403.54   655     400,000     374,840
0029665023    20010601   20310501   360    7.375   3,660.58    20010701    358    529,190.94   701     940,000          --
0029665189    20010601   20310501   360    7.250   2,902.67    20010701    358    424,834.11   758     578,000          --
0029665700    20010601   20310501   360    7.000   2,805.25    20010801    358    420,956.74   741     710,000          --
0029666054    20010701   20310601   360    7.125   3,739.14    20010801    359    554,556.17   795   1,300,000          --
0029666104    20010601   20310501   360    7.000   2,631.27    20010701    358    394,849.73   716     505,000     495,000
0029666658    20010601   20310501   360    7.250   2,728.71    20010801    358    398,901.48   650     500,000          --
0029666666    20010701   20310601   360    7.250   2,073.82    20010801    359    303,762.85   680     380,000     380,000
0029666880    20010701   20310601   360    7.875   3,915.38    20010801    359    539,297.22   779     675,000     675,000
0029667185    20010701   20310601   360    7.250   2,113.04    20010801    359    309,508.37   732     460,000          --
0029667920    20010601   20310501   360    6.875   2,430.64    20010801    358    369,376.52   748     476,000     472,422
0029667995    20010701   20310601   360    7.250   2,452.43    20010801    359    359,219.55   754     905,000          --
0029668035    20010701   20310601   360    6.875   3,327.34    20010801    359    506,074.48   748     700,000          --
0029668043    20010601   20310501   360    7.500   3,307.29    20010801    358    472,295.73   684     598,000     591,883
0029668142    20010701   20310601   360    7.125   1,993.67    20010801    359    295,683.36   703     375,000     369,900
0029668159    20010601   20310501   360    7.250   2,619.56    20010801    358    383,399.07   667     480,000     480,000
0029668183    20010601   20310501   360    7.375   2,679.82    20010701    358    387,407.71   672     485,000     485,000
0029668217    20010601   20310501   360    7.250   2,455.84    20010701    358    359,436.62   752     500,000          --
0029668365    20010701   20310601   360    7.250   2,174.44    20010801    359    318,501.34   752     375,000          --
0029668431    20010701   20310601   360    7.125   2,302.77    20010701    359    341,526.67   728     576,000          --
0029668761    20010701   20310601   360    7.250   2,217.08    20010701    359    324,746.46   640     480,000     475,000
0029668894    20010601   20310501   360    7.000   2,395.09    20010801    358    359,408.10   779     580,000          --
0029669280    20010601   20310501   360    7.250   1,995.37    20010801    358    292,042.26   729     325,000          --
0029669561    20010701   20310601   360    7.125   2,054.84    20010801    359    304,751.71   729     535,000          --
0029669629    20010601   20310501   360    7.250   2,128.39    20010801    358    311,511.75   751     390,000     390,000
0029670379    20010601   20310501   360    7.000   2,650.57    20010801    358    396,744.95   744     498,000     498,000
0029670759    20010701   20310601   360    7.250   4,429.37    20010801    359    648,793.48   768     811,710     811,710
0029670916    20010701   20310601   360    7.750   3,008.93    20010701    359    419,703.57   680     675,000          --
0029672649    20010601   20310501   360    7.375   2,458.80    20010701    358    355,456.57   772     445,000     445,000
0029672730    20010701   20310601   360    7.000   2,581.37    20010801    359    387,681.96   691     485,000     485,000
0029672938    20010501   20310401   360    7.375   2,210.17    20010701    357    319,264.99   686     425,000     400,000
0029673605    20010401   20310301   360    7.750   3,480.22    20010701    356    484,399.20   762     755,000          --
0029674132    20010601   20310501   360    7.375   2,417.37    20010801    358    349,465.70   710     455,000     455,000
0029674140    20010701   20310601   360    7.500   2,069.67    20010701    359    295,780.33   761     390,000          --
0029674181    20010701   20310601   360    7.500   2,718.55    20010801    359    388,511.45   701     432,000     432,000
0029674587    20010701   20310601   360    7.375   2,099.66    20010801    359    303,668.67   776     380,000     380,000
0029674710    20010701   20310601   360    7.500   2,285.29    20010801    359    326,594.44   607     419,000     408,547
0029674884    20010701   20310601   360    7.500   2,622.05    20010801    359    374,721.70   769     625,000     596,750
0029675691    20010701   20310601   360    7.250   2,128.40    20010801    359    311,756.60   754     393,500     390,445
0029675717    20010701   20310601   360    7.000   2,128.97    20010801    359    319,737.70   772     410,000          --
0029675758    20010601   20310501   360    7.500   2,359.85    20010801    358    336,997.49   699     385,000     375,000
0029677143    20010601   20310501   360    7.500   2,732.53    20010701    358    390,016.88   720     569,000          --
0029678125    20010701   20310601   360    7.625   2,356.96    20010801    359    332,758.98   636     477,000          --
0029679115    20010601   20310501   360    7.375   2,762.71    20010801    358    399,389.37   755     508,000     500,000
0029681772    20010701   20310601   360    7.125   2,600.56    20010801    359    385,691.32   755     485,000          --
0029682077    20010701   20310601   360    7.000   2,195.50    20010701    359    329,729.50   699     445,000     420,000
0029682598    20010701   20310601   360    7.500   4,544.89    20010801    359    649,517.61   776   1,230,000          --
0029682804    20010701   20310601   360    7.375   2,762.71    20010801    359    399,695.62   604     500,000          --
0029683372    20010701   20310601   360    7.625   2,318.74    20010801    359    327,362.89   742     415,000     409,500
0029683836    20010501   20310401   360    8.750   2,973.73    20010801    357    377,342.79   664     435,000     420,032
0029684479    20010601   20310501   360    7.375   2,762.71    20010801    358    399,389.37   756     530,000     505,000
0029684545    20010601   20310501   360    7.250   2,728.71    20010701    358    399,374.03   764     520,000     505,000
0029684925    20010601   20310501   360    7.375   2,524.42    20010801    358    364,942.05   783     460,000     456,990
0029685013    20010701   20310601   360    7.250   2,251.19    20010801    359    329,742.56   657     412,500     412,500
0029686367    20010701   20310601   360    7.375   2,424.27    20010801    359    350,732.92   753     395,000     390,000
0029686540    20010701   20310601   360    7.250   3,600.53    20010801    359    527,388.26   787     660,000     659,779
0029687415    20010701   20310601   360    7.375   2,486.43    20010801    359    359,726.07   752     450,000          --
0029687829    20010701   20310601   360    7.125   2,264.37    20010701    359    335,831.22   752     450,000          --
0029687837    20010701   20310601   360    7.625   2,579.91    20010801    359    364,236.18   709     405,000     405,000
0029687845    20010701   20310601   360    7.250   2,459.25    20010701    359    360,218.77   652     668,000          --
0029688199    20010501   20310401   360    7.250   3,356.31    20010801    357    490,841.60   762     670,000     615,000
0029688223    20010501   20310401   360    7.250   2,428.55    20010801    357    353,822.22   746     445,000     445,000
0029688231    20010501   20310401   360    7.000   2,627.95    20010701    357    393,877.62   657     685,000          --
0029688249    20010501   20310401   360    7.750   2,647.50    20010801    357    368,762.46   659     390,000     389,000
0029688272    20010501   20310401   360    7.250   2,821.48    20010801    357    412,626.18   790     520,000     517,000
0029688280    20010501   20310401   360    7.000   2,395.09    20010701    357    359,109.56   788     460,000     450,000
0029688637    20010601   20310501   360    7.250   2,439.12    20010801    358    356,961.01   754     455,000          --
0029688728    20010301   20310201   360    7.375   2,728.17    20010801    355    393,478.59   739     440,000          --
0029688801    20010701   20310601   360    7.375   2,009.86    20010701    359    290,778.58   761     470,000          --
0029688850    20010501   20310401   360    7.250   2,220.48    20010701    357    324,733.63   753     445,000          --
0029688967    20010501   20310401   360    7.375   3,065.91    20010801    357    442,880.44   788     555,000     555,000
0029689205    20010501   20310401   360    7.875   2,523.97    20010701    357    347,376.58   763     612,500          --
0029689304    20010401   20310301   360    7.250   3,069.79    20010801    356    448,583.04   776     600,000          --
0029689346    20010501   20310401   360    7.250   2,450.38    20010801    357    358,354.27   760     451,000     449,000
0029689643    20010701   20310601   360    7.375   3,325.60    20010801    359    481,133.62   704     642,000          --
0029689668    20010701   20310601   360    7.375   2,538.23    20010701    359    367,220.36   689     490,000          --
0029689916    20010501   20310401   360    7.125   4,278.11    20010701    357    633,467.54   788     910,000          --
0029689924    20010401   20310301   360    7.375   3,971.38    20010701    356    573,233.68   709     720,000          --
0029689932    20010501   20310401   360    7.500   3,510.06    20010801    357    500,875.32   698     650,000          --
0029689940    20010501   20310401   360    7.750   3,302.66    20010701    357    459,850.30   662     585,000          --
0029689973    20010501   20310401   360    7.250   2,455.83    20010801    357    330,480.21   791     451,500     450,000
0029689999    20010501   20310401   360    7.125   2,425.39    20010801    357    359,131.19   775     450,000          --
0029690039    20010501   20310401   360    7.000   3,093.66    20010801    357    463,849.84   681     650,000          --
0029690047    20010501   20310401   360    7.250   3,294.91    20010701    357    481,862.80   702     825,000          --
0029690088    20010501   20310401   360    7.500   2,275.60    20010801    357    324,720.84   747     445,000          --
0029690096    20010501   20210401   240    7.500   2,577.90    20010701    237    318,255.44   752     675,000          --
0029690104    20010501   20310401   360    7.750   3,352.81    20010701    357    467,002.66   708     587,000     585,000
0029690153    20010501   20310401   360    7.125   2,829.62    20010701    357    418,940.24   658     525,000          --
0029690161    20010501   20310401   360    7.375   3,605.32    20010801    357    520,801.07   756     725,000          --
0029690179    20010501   20310401   360    7.375   2,543.76    20010801    357    367,454.08   685     555,000          --
0029690187    20010501   20310401   360    7.500   2,468.23    20010801    357    352,209.14   694     450,000     441,920
0029690203    20010501   20310401   360    7.500   3,041.58    20010701    357    433,872.41   685     544,000          --
0029690229    20010501   20310401   360    8.750   2,891.12    20010801    357    366,861.06   689     490,000          --
0029690252    20010501   20310401   360    7.250   2,673.45    20010801    357    390,977.28   757     500,000     489,900
0029690278    20010601   20310501   360    7.250   3,422.48    20010801    358    500,914.88   771   1,270,000          --
0029690286    20010501   20310401   360    7.625   2,586.28    20010701    357    364,601.54   703     406,000     406,000
0029690294    20010501   20310401   360    7.375   2,735.07    20010801    357    395,090.47   692     495,000     495,000
0029690336    20010501   20310401   360    7.000   2,321.24    20010801    357    346,656.69   756     450,000     436,145
0029690344    20010501   20310401   360    7.375   2,638.38    20010801    357    381,122.61   785     485,000     477,583
0029690377    20010501   20310401   360    7.375   3,453.38    20010701    357    498,851.59   734     950,000          --
0029690401    20010501   20310401   360    7.375   3,018.25    20010801    357    435,294.14   707     700,000          --
0029690427    20010501   20310401   360    7.625   2,743.41    20010701    357    386,753.04   689     410,000     408,000
0029690468    20010501   20310401   360    7.500   3,146.47    20010701    357    448,801.26   663     950,000          --
0029690484    20010501   20310401   360    7.375   3,270.35    20010701    357    472,412.45   733     610,000          --
0029690724    20010501   20310401   360    7.750   2,260.28    20010701    357    314,827.64   756     420,000          --
0029690740    20010501   20310401   360    7.250   2,708.24    20010801    357    396,065.28   796   1,145,000          --
0029690765    20010501   20310401   360    7.375   2,204.64    20010701    357    318,466.85   671     399,000     399,000
0029690781    20010701   20310601   360    7.000   3,477.54    20010801    359    522,271.54   790     662,000     653,390
0029690799    20010501   20310401   360    7.375   2,889.78    20010801    357    417,439.02   736     523,000     523,000
0029690823    20010501   20310401   360    7.250   3,410.88    20010701    357    498,814.81   728     710,000     675,000
0029690898    20010701   20310601   360    6.875   2,181.00    20010801    359    331,719.43   742     416,000     415,020
0029690922    20010701   20310601   360    7.500   2,168.96    20010801    359    309,969.79   722     394,000     387,750
0029692258    20010701   20310601   360    7.250   2,030.16    20010801    359    297,367.84   678     372,000          --
0029693082    20010701   20310601   360    7.625   3,121.38    20010801    359    440,680.81   760     635,000          --
0029693116    20010701   20310601   360    7.625   2,802.86    20010701    359    395,713.39   773     499,000     495,000
0029693132    20010701   20310601   360    7.000   2,937.98    20010801    359    441,238.02   694     552,000     552,000
0029693165    20010701   20310601   360    7.250   2,810.57    20010801    359    411,678.60   787     530,000     515,000
0029693249    20010701   20310601   360    7.500   2,981.45    20010701    359    426,083.55   632     545,000          --
0029693306    20010701   20310601   360    7.125   2,096.61    20010801    359    310,951.14   702     389,000     389,000
0029693363    20010701   20310601   360    7.500   2,321.39    20010801    359    331,753.61   709     416,000     415,000
0029694528    20010601   20310501   360    7.500   3,204.50    20010801    358    457,617.62   625     780,000          --
0029694536    20010601   20310501   360    7.125   2,829.62    20010701    358    419,326.27   733     575,000     570,000
0029694551    20010701   20310601   360    7.125   3,122.69    20010701    359    463,129.34   787     800,000     772,500
0029694619    20010601   20310501   360    7.500   2,705.96    20010801    358    386,423.77   748     432,000          --
0029694643    20010701   20310601   360    7.250   2,558.17    20010701    359    374,707.46   669     500,000          --
0029694692    20010701   20310601   360    7.250   3,010.94    20010801    359    441,027.68   660     675,000          --
0029695970    20010601   20310501   360    7.125   2,426.07    20010801    358    359,522.33   705     451,000     450,143
0029697331    20010601   20310501   360    7.000   3,798.88    20010801    358    570,061.17   736   1,400,000          --
0029698107    20010701   20310601   360    7.250   2,623.31    20010801    359    384,250.01   683     485,000     480,690
0029698842    20010601   20310501   360    7.375   3,094.23    20010801    358    447,316.11   689     565,000          --
0029698867    20010601   20310501   360    7.125   3,045.21    20010701    358    451,274.93   761     565,000     565,000
0029698883    20010601   20310501   360    7.000   3,605.94    20010801    358    541,108.87   695     850,000          --
0029698891    20010601   20310501   360    7.375   2,362.11    20010801    358    341,477.94   630     460,000          --
0029698909    20010601   20310501   360    7.125   2,576.98    20010701    358    381,886.41   736     510,000          --
0029698925    20010601   20310501   360    7.375   2,555.50    20010701    358    369,435.19   806     550,000          --
0029698933    20010601   20310501   360    7.250   3,247.16    20010701    358    475,255.10   716     600,000     595,000
0029699345    20010701   20310601   360    7.375   3,708.84    20010801    359    536,578.39   704     673,000     671,234
0029699402    20010701   20310601   360    7.000   2,494.89    20010701    359    374,692.61   765     500,000          --
0029699485    20010701   20310601   360    7.375   4,159.59    20010701    359    601,791.74   719     805,000          --
0029699568    20010601   20310501   360    7.625   2,247.64    20010801    358    317,094.86   733     365,000     352,840
0029699592    20010501   20310401   360    8.250   3,245.47    20010801    357    431,447.16   750     542,000     540,000
0029699618    20010501   20310401   360    7.250   4,379.57    20010801    357    640,488.42   739     824,000          --
0029699675    20010501   20310401   360    7.750   2,292.52    20010801    357    319,318.06   744     428,000          --
0029699725    20010501   20310401   360    7.125   3,018.26    20010701    357    447,281.35   699     570,000     560,000
0029699782    20010501   20310401   360    7.500   2,838.81    20010701    357    405,090.39   669     508,000          --
0029699824    20010501   20310401   360    7.375   2,624.57    20010801    357    379,127.20   740     695,000          --
0029699832    20010501   20310401   360    7.000   1,916.07    20010801    357    287,287.63   678     360,000     360,000
0029699881    20010601   20310501   360    7.250   2,428.55    20010701    358    355,442.89   735     450,000          --
0029699931    20010501   20310401   360    7.250   2,155.68    20010701    357    315,255.99   706     410,000          --
0029699949    20010401   20310301   360    7.250   2,132.48    20010801    356    311,440.68   774     396,000          --
0029699956    20010501   20310401   360    7.375   3,798.71    20010801    357    548,736.75   689     965,000          --
0029699964    20010601   20310501   360    7.375   2,356.93    20010801    358    340,729.08   663     455,000          --
0029699972    20010501   20310401   360    7.250   2,455.83    20010801    357    359,030.58   705     450,000     450,000
0029699980    20010501   20310401   360    7.375   2,590.03    20010801    357    374,008.40   771     517,000          --
0029699998    20010501   20310401   360    7.375   3,734.82    20010701    357    539,508.00   752     700,000          --
0029700010    20010501   20310401   360    7.250   2,728.70    20010801    357    399,058.22   784     900,000          --
0029700028    20010501   20310401   360    7.375   2,341.39    20010801    357    338,020.45   632     435,000          --
0029700036    20010501   20310401   360    7.375   2,362.11    20010701    357    341,214.50   694     645,000          --
0029700051    20010501   20310401   360    7.375   2,154.91    20010701    357    311,283.38   775     442,500          --
0029700069    20010501   20310401   360    7.125   2,198.01    20010801    357    325,302.00   736     435,000          --
0029700077    20010601   20310501   360    7.375   1,968.43    20010801    358    284,564.93   733     330,000          --
0029700085    20010501   20310401   360    7.250   2,728.71    20010801    357    399,058.21   736     720,000          --
0029700101    20010601   20310501   360    7.250   2,455.83    20010801    358    359,033.56   724     700,000          --
0029700135    20010601   20310501   360    7.250   2,728.71    20010801    358    399,023.69   775     762,500     762,500
0029700143    20010301   20310201   360    7.750   2,828.40    20010801    355    393,388.64   748   1,810,000          --
0029700150    20010601   20310501   360    7.250   3,028.52    20010801    358    443,255.26   715     555,000     554,990
0029700176    20010601   20310501   360    7.625   2,774.55    20010801    358    391,430.75   770     490,000          --
0029700184    20010501   20310401   360    7.125   2,425.39    20010701    357    359,131.19   730     600,000     580,460
0029700192    20010501   20310401   360    7.250   2,483.12    20010801    357    363,109.12   694     455,000     455,000
0029700200    20010601   20310501   360    7.375   2,527.87    20010801    358    365,341.29   738     495,000          --
0029700218    20010501   20310401   360    7.250   2,521.32    20010701    357    368,729.81   654     462,000          --
0029700226    20010601   20310501   360    7.750   2,364.16    20010701    358    329,532.67   760     430,000          --
0029700234    20010501   20310401   360    7.250   1,910.09    20010801    357    279,119.68   689     355,000          --
0029700242    20010601   20310501   360    7.250   3,103.90    20010801    358    454,287.96   710     625,000          --
0029700259    20010501   20310401   360    7.500   3,950.56    20010701    357    563,734.19   748   1,100,000          --
0029700267    20010401   20310301   360    7.250   2,430.25    20010701    356    355,128.23   685     475,000          --
0029700275    20010501   20310401   360    7.375   3,160.18    20010701    357    456,499.09   701     575,000          --
0029700291    20010501   20310401   360    7.250   3,806.54    20010801    357    556,686.20   724     715,000          --
0029700317    20010501   20310401   360    7.375   1,961.52    20010701    357    283,347.70   656     360,000     355,000
0029700325    20010501   20310401   360    7.375   2,652.19    20010801    357    383,118.01   730     480,000          --
0029700333    20010501   20310401   360    7.250   2,647.53    20010701    357    387,186.22   726     508,000          --
0029700358    20010401   20310301   360    7.375   2,831.77    20010701    356    408,740.53   688     550,000          --
0029700366    20010501   20310401   360    7.250   2,237.03    20010801    357    327,153.90   809     600,000          --
0029700408    20010601   20310501   360    7.750   2,865.65    20010701    358    399,433.54   682     530,000          --
0029700440    20010501   20310401   360    7.625   3,362.02    20010801    357    473,962.04   782     752,000          --
0029700473    20010601   20310501   360    7.125   2,688.66    20010801    358    398,437.83   699     501,000     498,847
0029700531    20010601   20310501   360    6.875   2,220.42    20010801    358    336,929.02   758     465,000          --
0029700549    20010401   20310301   360    7.375   3,391.22    20010701    356    489,491.50   756     630,000          --
0029700580    20010401   20310301   360    7.375   2,244.69    20010701    356    324,001.66   679     420,000          --
0029700598    20010501   20310401   360    7.125   2,034.63    20010801    357    301,271.16   712     385,000          --
0029700630    20010501   20310401   360    7.000   1,927.05    20010801    357    288,933.57   811     377,000          --
0029700655    20010501   20310401   360    7.125   2,896.99    20010801    357    428,962.27   724     545,000          --
0029700697    20010501   20310401   360    7.375   2,279.23    20010701    357    329,496.25   660     525,000          --
0029700739    20010501   20310401   360    7.625   3,914.99    20010701    357    551,916.33   673     737,500          --
0029700762    20010201   20310101   360    8.250   4,704.81    20010701    354    623,812.39   681     835,000          --
0029701075    20010701   20310601   360    7.250   2,892.43    20010801    359    423,669.24   785     535,000     530,000
0029701117    20010701   20310601   360    7.000   2,228.76    20010801    359    334,725.41   745     430,000          --
0029701786    20010601   20310501   360    7.125   2,479.29    20010701    358    367,409.67   706     460,000          --
0029701794    20010601   20310501   360    7.250   2,781.91    20010801    358    406,723.17   716     520,000     509,750
0029701802    20010501   20310401   360    7.500   2,097.64    20010701    357    299,553.32   670     375,000          --
0029701828    20010401   20310301   360    7.250   2,264.83    20010801    356    330,954.58   709     420,000          --
0029701836    20010501   20310401   360    7.500   2,377.33    20010801    357    339,238.27   678     425,000          --
0029701851    20010501   20310401   360    7.000   3,100.31    20010801    357    464,691.44   654     720,000          --
0029701877    20010501   20310401   360    7.500   2,863.28    20010701    357    408,582.56   709     462,000     455,014
0029701885    20010601   20310501   360    7.375   2,417.37    20010701    358    349,465.71   722     381,000     381,000
0029701893    20010401   20310301   360    7.250   2,035.62    20010801    356    297,460.38   623     373,000          --
0029701919    20010501   20310401   360    7.875   2,160.71    20010801    357    297,380.71   757     415,000          --
0029701927    20010601   20310501   360    7.250   2,387.62    20010801    358    349,439.89   638     525,000          --
0029701935    20010601   20310501   360    7.375   2,261.97    20010701    358    327,000.05   739     420,000          --
0029701943    20010601   20310501   360    7.250   3,751.97    20010801    358    549,139.30   755   1,100,000          --
0029701950    20010501   20310401   360    7.750   1,998.79    20010701    357    278,405.41   649     364,000          --
0029701976    20010401   20310301   360    7.625   2,376.42    20010701    356    334,768.66   749     474,000          --
0029701992    20010501   20310401   360    7.250   2,167.62    20010701    357    317,001.86   639     425,000          --
0029702024    20010501   20310401   360    7.375   2,156.98    20010701    357    311,582.69   779     347,000     347,000
0029702354    20010601   20310501   360    7.250   4,434.15    20010801    358    648,982.80   716     875,000          --
0029702396    20010501   20310401   360    7.375   3,094.22    20010801    357    446,971.02   693     582,000          --
0029702446    20010601   20310501   360    7.250   4,024.84    20010801    358    586,802.81   781     750,000          --
0029702669    20010701   20310601   360    7.625   2,717.93    20010801    359    383,722.07   703     480,000          --
0029704509    20010601   20310501   360    7.625   2,123.38    20010801    358    299,564.35   645     330,000     322,000
0029704517    20010701   20310601   360    7.500   3,840.09    20010701    359    548,792.41   715     686,500          --
0029705118    20010601   20310501   360    7.500   3,146.47    20010701    358    449,329.97   778     773,000          --
0029705126    20010501   20310401   360    7.375   2,175.63    20010801    357    314,276.19   755     405,000     393,766
0029705175    20010601   20310501   360    7.500   2,332.02    20010801    358    333,023.41   761     380,000     370,578
0029705332    20010601   20310501   360    7.125   2,263.69    20010801    358    335,461.03   660     423,000     420,000
0029706314    20010601   20310501   360    7.125   2,849.83    20010701    358    422,321.45   732     529,000     529,000
0029706389    20010601   20310501   360    7.125   2,754.17    20010701    358    404,612.46   782     515,000     511,000
0029706785    20010601   20310501   360    7.375   2,099.66    20010801    358    302,081.74   781     400,000     380,000
0029706884    20010601   20310501   360    7.250   3,004.99    20010701    358    439,810.65   777     630,000          --
0029706942    20010601   20310501   360    7.375   2,700.55    20010701    358    390,403.12   785     620,000          --
0029707080    20010501   20310401   360    7.375   3,820.81    20010801    357    551,929.41   740     695,000     692,000
0029707155    20010601   20310501   360    7.750   2,471.62    20010801    358    344,511.43   752     460,000          --
0029707239    20010601   20310501   360    7.125   2,964.36    20010801    358    438,471.13   655     550,000          --
0029707247    20010601   20310501   360    7.750   2,435.80    20010901    358    339,307.76   759     442,000     425,000
0029707254    20010601   20310501   360    7.000   2,192.84    20010701    358    329,058.08   777     415,000     412,000
0029707262    20010601   20310501   360    7.250   2,101.10    20010801    358    307,518.01   760     390,000     385,000
0029708187    20010701   20310601   360    7.125   3,473.70    20010701    359    515,187.68   753     645,000     649,500
0029708336    20010501   20310401   360    7.125   2,425.39    20010801    357    359,131.19   769     405,000     400,000
0029708419    20010601   20310501   360    7.125   2,526.44    20010801    358    374,398.46   745     545,000     545,000
0029708435    20010601   20310501   360    7.625   2,066.76    20010701    358    291,575.97   688     365,000     365,000
0029708443    20010601   20310501   360    7.250   2,155.68    20010701    358    315,505.49   692     395,000     395,000
0029708468    20010601   20310501   360    7.625   2,356.96    20010701    358    332,516.43   734     430,000          --
0029708476    20010601   20310501   360    7.125   2,998.05    20010801    358    444,286.16   775     640,000          --
0029708492    20010501   20310401   360    7.375   2,072.03    20010801    357    299,310.95   676     400,000          --
0029708518    20010601   20310501   360    7.625   2,671.92    20010801    358    376,951.82   750     520,000          --
0029708534    20010601   20310501   360    6.750   1,978.22    20010701    358    304,473.30   740     530,000     525,000
0029708559    20010601   20310501   360    7.125   2,742.03    20010801    358    406,347.13   727     738,000          --
0029708567    20010601   20310501   360    7.375   2,831.77    20010701    358    409,373.59   776     630,000          --
0029708575    20010601   20310501   360    7.500   2,447.25    20010701    358    349,478.88   664     735,000          --
0029708609    20010601   20310501   360    7.125   2,667.93    20010701    358    395,364.76   730     497,000     495,000
0029708625    20010601   20310501   360    7.625   2,477.28    20010701    358    349,491.75   666     500,000          --
0029708658    20010401   20310301   360    7.375   2,569.31    20010801    356    370,857.26   671     472,000     465,000
0029708674    20010601   20310501   360    7.500   2,796.86    20010801    358    399,168.12   710     535,000          --
0029708732    20010601   20310501   360    7.250   3,110.72    20010801    358    455,285.50   702     570,000     570,000
0029708773    20010601   20310501   360    7.375   2,762.70    20010801    358    399,389.18   755     500,000          --
0029708849    20010601   20310501   360    7.500   3,132.48    20010801    358    447,332.96   638     565,000          --
0029708880    20010601   20310501   360    7.500   3,146.47    20010701    358    449,329.97   679     695,000          --
0029708914    20010501   20310401   360    7.625   2,289.36    20010801    357    322,743.22   718     425,000     404,320
0029708963    20010601   20310501   360    7.250   2,128.05    20010701    358    311,461.83   766     400,000          --
0029709110    20010601   20310501   360    7.750   5,158.17    20010901    358    717,438.18   737   1,200,000          --
0029709169    20010601   20310501   360    7.000   2,180.20    20010801    358    327,161.20   806     440,000          --
0029709201    20010601   20310501   360    7.500   4,083.41    20010801    358    583,130.47   725     739,000     730,000
0029709219    20010601   20310501   360    7.625   2,482.94    20010801    358    350,290.59   642     470,000          --
0029709243    20010601   20310501   360    7.750   2,991.02    20010701    358    416,908.76   761     560,000          --
0029709326    20010601   20310501   360    7.500   2,691.98    20010801    358    384,426.75   707     512,000          --
0029709755    20010601   20310501   360    7.500   3,870.86    20010801    358    552,657.93   728     692,000     692,000
0029709789    20010601   20310501   360    7.250   2,728.71    20010801    358    399,374.03   801     758,000     750,000
0029709797    20010601   20310501   360    7.125   3,060.71    20010801    358    453,571.24   748     568,000     567,905
0029709821    20010601   20310501   360    6.750   2,136.48    20010801    358    328,831.20   653     366,000     366,000
0029709854    20010601   20310501   360    7.250   1,983.77    20010701    358    290,344.93   727     364,000     363,500
0029709896    20010601   20310501   360    7.250   2,428.55    20010801    358    355,442.89   741     450,000     445,000
0029710084    20010601   20310501   360    7.625   2,597.60    20010701    358    366,467.07   631     460,000     458,785
0029710092    20010601   20310501   360    7.250   2,892.43    20010701    358    423,336.48   669     530,000     530,000
0029710142    20010601   20310501   360    7.250   2,619.01    20010801    358    383,319.21   770     480,000     479,900
0029710670    20010601   20310501   360    7.375   3,435.42    20010801    358    496,440.10   665     790,000          --
0029710688    20010501   20310401   360    7.500   3,244.36    20010701    357    462,960.45   668     590,000     580,000
0029711025    20010701   20310601   360    7.250   3,454.55    20010801    359    506,004.95   730     650,000     633,000
0029712007    20010501   20310401   360    7.375   3,342.87    20010701    357    482,888.33   780     615,443     605,000
0029712015    20010601   20310501   360    6.875   2,276.26    20010701    358    345,916.13   636     390,000     385,000
0029712049    20010601   20310501   360    6.875   2,463.48    20010701    358    374,368.11   716     540,000     538,000
0029712064    20010601   20310501   360    7.125   2,075.05    20010801    358    307,505.94   727     390,000          --
0029712098    20010601   20310501   360    6.750   3,242.99    20010701    358    499,136.60   681     655,000     629,000
0029712619    20010601   20310501   360    7.250   2,302.35    20010801    358    336,971.83   769     435,000          --
0029712825    20010601   20310501   360    7.625   2,536.74    20010801    358    357,879.54   760     448,000     448,000
0029712841    20010601   20310501   360    7.750   2,614.91    20010701    358    364,483.10   687     500,000          --
0029712866    20010601   20310501   360    7.625   2,483.65    20010801    358    350,390.44   620     390,000     390,000
0029712890    20010601   20310501   360    7.500   2,265.46    20010701    358    323,516.71   700     385,000          --
0029712932    20010601   20310501   360    7.250   2,411.50    20010801    358    350,002.78   710     500,000          --
0029712957    20010601   20310501   360    7.125   3,503.34    20010701    358    518,662.45   745     670,000     650,000
0029712965    20010601   20310501   360    7.125   1,994.21    20010801    358    295,525.17   775     370,000     370,000
0029712981    20010601   20310501   360    7.250   3,622.36    20010701    358    530,169.03   729     725,000          --
0029713914    20010501   20310401   360    7.375   2,900.84    20010801    357    419,035.33   658     550,000     550,000
0029716677    20010601   20310501   360    7.375   2,630.10    20010701    358    380,218.68   713     485,000     476,000
0029716750    20010601   20310501   360    7.125   1,970.63    20010801    358    292,030.79   640     327,000     325,000
0029716776    20010701   20310601   360    7.375   2,198.08    20010801    359    318,007.83   743     335,000     335,000
0029716818    20010601   20310501   360    7.375   2,520.97    20010801    358    364,442.81   754     570,000          --
0029718111    20010501   20310401   360    7.375   2,821.41    20010701    357    404,392.48   748     550,000          --
0029718152    20010601   20260501   300    7.375   4,326.81    20010801    298    590,618.81   714     825,000          --
0029718160    20010601   20310501   360    7.375   3,729.65    20010801    358    539,175.67   776     675,000          --
0029718186    20010601   20310501   360    7.250   2,571.81    20010801    358    376,410.02   724     485,000          --
0029718202    20010601   20310501   360    7.500   2,123.87    20010801    358    303,297.73   671     400,000          --
0029718228    20010601   20310501   360    7.375   3,729.65    20010801    358    538,975.06   778     761,000          --
0029718236    20010601   20310501   360    7.250   2,101.11    20010801    358    307,517.99   763     445,000          --
0029718343    20010501   20310401   360    7.625   2,017.22    20010801    357    284,377.22   769     375,000          --
0029718350    20010601   20310501   360    7.125   2,524.52    20010701    358    374,112.91   742     470,000          --
0029718368    20010601   20310501   360    7.625   7,077.94    20010701    358    998,547.86   729   2,000,000          --
0029718376    20010601   20310501   360    7.250   4,775.24    20010701    358    698,904.56   800   1,570,000   1,510,672
0029718491    20010501   20310401   360    7.375   2,298.57    20010701    357    332,035.61   745     423,000          --
0029718533    20010601   20310501   360    7.375   2,480.91    20010701    358    358,307.30   781     460,000     449,000
0029718541    20010601   20310501   360    7.250   2,237.54    20010701    358    327,486.71   669     440,000     428,000
0029718582    20010601   20310501   360    7.000   2,181.66    20010701    358    327,380.84   731     415,000     409,900
0029718608    20010601   20310501   360    7.000   3,902.67    20010801    358    585,634.87   723     940,000     916,885
0029718616    20010601   20310501   360    7.375   4,834.73    20010801    358    698,931.43   697     890,000     890,000
0029718624    20010601   20310501   360    7.500   3,496.08    20010701    358    499,255.52   752     800,000     800,000
0029718632    20010601   20310501   360    7.250   2,640.10    20010801    358    386,404.35   748     575,000          --
0029718657    20010601   20310501   360    7.625   2,123.39    20010701    358    299,564.34   671     408,000          --
0029718673    20010501   20310401   360    7.375   3,729.65    20010801    357    537,806.73   719     725,000          --
0029718681    20010601   20310501   360    8.125   3,563.99    20010801    358    479,369.89   712     825,000          --
0029720380    20010601   20310501   360    7.250   2,794.20    20010801    358    408,959.01   692     512,000          --
0029720430    20010501   20310401   360    7.250   2,313.95    20010801    357    338,401.34   758     430,000     424,000
0029720489    20010601   20310501   360    7.375   2,210.16    20010701    358    316,931.66   790     435,000          --
0029720554    20010501   20310401   360    7.250   2,558.17    20010801    357    374,117.06   681     475,000     475,000
0029720620    20010501   20310401   360    7.250   5,563.15    20010701    357    813,579.94   732   1,190,000          --
0029720646    20010501   20310401   360    7.250   2,728.71    20010801    357    399,058.20   764     500,000          --
0029720661    20010601   20310501   360    7.250   2,049.94    20010701    358    300,029.75   692     370,000          --
0029720711    20010501   20310401   360    7.250   2,701.42    20010701    357    395,067.63   739     500,000          --
0029720810    20010601   20310501   360    7.250   2,618.88    20010801    358    383,299.23   694     428,000     426,610
0029720885    20010501   20310401   360    7.125   2,440.55    20010801    357    361,375.76   781     412,000     402,500
0029720935    20010501   20310401   360    7.750   2,516.04    20010701    357    350,324.96   664     440,000     439,000
0029721305    20010601   20310501   360    7.250   1,953.76    20010701    358    285,951.79   767     358,000     358,874
0029721354    20010601   20310501   360    7.375   2,928.47    20010801    358    423,352.74   772     530,000     530,000
0029721396    20010501   20310401   360    7.500   2,897.55    20010701    357    413,471.57   702     518,000          --
0029721412    20010501   20310401   360    7.250   3,410.89    20010701    357    498,822.75   751     630,000     625,000
0029721453    20010501   20310401   360    7.250   3,469.55    20010801    357    507,402.51   786   1,100,000          --
0029724358    20010601   20310501   360    7.500   3,689.49    20010801    358    526,876.35   726     675,000          --
0029724416    20010601   20310501   360    7.250   4,964.60    20010801    358    726,618.77   785   1,100,000          --
0029724457    20010601   20310501   360    7.375   2,952.64    20010701    358    426,847.41   735     550,000          --
0029724473    20010601   20310501   360    6.625   3,345.63    20010801    358    521,575.47   766     755,000          --
0029724507    20010501   20310401   360    7.250   1,940.80    20010701    357    283,830.12   736     430,000          --
0029724648    20010601   20310501   360    7.250   2,026.06    20010901    358    296,535.23   698     410,000          --
0029724747    20010501   20310401   360    7.375   2,715.05    20010801    357    392,197.11   661     800,000          --
0029724770    20010501   20310401   360    7.250   2,312.58    20010801    357    338,201.84   798     433,000          --
0029724804    20010501   20310401   360    7.500   3,251.35    20010701    357    463,958.21   634     900,000          --
0029724812    20010601   20310501   360    7.500   2,272.45    20010701    358    324,516.09   624     485,000          --
0029724861    20010601   20310501   360    7.500   2,657.02    20010701    358    379,232.97   759     475,000     475,000
0029724895    20010501   20310401   360    7.500   2,433.27    20010701    357    347,220.34   736     454,000          --
0029724911    20010601   20310501   360    7.250   2,378.07    20010701    358    348,054.47   631     502,000          --
0029724945    20010601   20310501   360    7.375   5,235.32    20010801    358    756,311.91   782   1,400,000          --
0029724978    20010601   20310501   360    7.000   2,042.48    20010701    358    306,495.24   716     415,000          --
0029724994    20010601   20310501   360    7.250   4,638.80    20010801    358    678,935.86   788     850,000     850,000
0029725033    20010601   20310501   360    7.500   2,847.21    20010801    358    406,593.69   805     509,000     509,000
0029725090    20010601   20310501   360    7.375   2,175.63    20010701    358    314,519.15   706     420,000          --
0029725637    20010601   20310501   360    7.500   2,433.27    20010801    358    347,481.85   741     453,000     435,000
0029725736    20010601   20310501   360    7.375   3,342.87    20010701    358    483,261.16   650     635,000          --
0029727286    20010601   20310501   360    7.375   5,622.10    20010801    358    811,757.41   791   1,800,000          --
0029727328    20010601   20310501   360    7.500   2,517.18    20010801    358    359,463.97   728     450,000     450,000
0029727369    20010501   20310401   360    7.375   2,473.75    20010801    357    357,326.41   716     451,000     447,705
0029727419    20010601   20310501   360    7.375   2,221.22    20010801    358    321,109.06   744     425,000          --
0029727427    20010501   20310401   360    7.375   2,030.59    20010701    357    293,324.73   678     371,000          --
0029727468    20010601   20310501   360    7.500   2,207.08    20010801    358    315,180.00   764     395,000     394,600
0029727500    20010601   20310501   360    7.500   3,356.23    20010701    358    479,285.31   783     600,000          --
0029727534    20010601   20310501   360    7.375   5,318.20    20010701    358    768,824.58   752   1,125,000   1,100,000
0029727567    20010601   20310501   360    7.375   3,936.85    20010701    358    569,129.89   712     805,000          --
0029727617    20010501   20310401   360    7.000   2,309.27    20010801    357    346,241.45   695     454,000     437,015
0029730546    20010501   20310401   360    7.375   2,141.10    20010801    357    308,867.23   744     445,000          --
0029730736    20010501   20310401   360    7.500   3,321.27    20010801    357    473,935.82   712     635,000          --
0029730967    20010601   20310501   360    7.250   3,922.52    20010701    358    574,021.92   696     839,500     839,500
0029731049    20010501   20310401   360    7.500   3,356.23    20010701    357    478,924.61   633     600,000          --
0029731122    20010501   20310401   360    7.500   2,622.06    20010701    357    374,159.84   677     670,000          --
0029731148    20010501   20310401   360    7.250   2,476.30    20010801    357    362,431.94   675     676,000          --
0029731171    20010501   20310401   360    7.125   3,301.22    20010801    357    488,817.46   794     890,000     881,000
0029731445    20010501   20310401   360    7.875   5,046.49    20010701    357    694,553.58   716     870,000     870,000
0029731478    20010601   20310501   360    7.500   3,440.14    20010701    358    491,267.44   681     637,000     635,000
0029731510    20010501   20310401   360    7.375   2,728.17    20010701    357    394,092.75   686     785,000          --
0029731551    20010601   20310501   360    7.500   3,104.52    20010701    358    443,338.90   660     800,000          --
0029731650    20010601   20310501   360    7.500   2,377.33    20010701    358    339,493.76   684     425,000          --
0029731726    20010601   20310501   360    7.375   2,762.70    20010701    358    399,389.38   629     628,000          --
0029731916    20010701   20310601   360    7.250   2,270.28    20010701    359    332,540.39   671     416,000     416,000
0029732211    20010501   20310401   360    6.625   2,919.82    20010701    357    454,726.03   765     585,000     570,000
0029732336    20010501   20310401   360    7.250   2,346.69    20010801    357    342,888.84   663     430,000          --
0029733490    20010601   20310501   360    7.375   1,933.89    20010701    358    279,572.56   691     385,000          --
0029733524    20010601   20310501   360    7.125   3,164.18    20010901    358    468,566.78   774     660,000          --
0029733540    20010601   20310501   360    7.250   2,395.80    20010801    358    350,650.40   796     440,000     439,000
0029733607    20010601   20310501   360    7.250   2,182.28    20010801    358    319,399.38   772     400,000          --
0029733706    20010601   20310501   360    7.375   2,434.63    20010701    358    351,961.91   668     550,000          --
0029733763    20010601   20310501   360    7.500   2,286.43    20010801    358    326,513.11   769     410,000          --
0029733789    20010601   20310501   360    7.250   2,167.96    20010801    358    316,907.38   715     355,000          --
0029733813    20010601   20310501   360    7.250   2,718.47    20010701    358    397,876.38   764     640,000          --
0029733862    20010601   20310501   360    7.250   3,902.05    20010801    358    571,104.87   760     715,000          --
0029733888    20010601   20310501   360    8.000   3,136.84    20010701    358    426,924.40   708     475,000          --
0029733904    20010601   20310501   360    7.250   3,223.28    20010801    358    470,958.17   788     650,000          --
0029733953    20010601   20310501   360    7.250   3,329.02    20010701    358    487,236.31   668     575,000          --
0029733979    20010601   20310501   360    7.250   2,073.82    20010701    358    303,524.26   753     380,000     380,000
0029734001    20010601   20310501   360    7.750   2,948.04    20010701    358    410,917.25   611     610,000          --
0029734043    20010601   20310501   360    7.500   3,134.58    20010801    358    447,632.52   690     575,000          --
0029734084    20010601   20310501   360    6.875   2,463.48    20010701    358    374,368.10   748     516,000     510,000
0029734597    20010601   20310501   360    7.500   2,880.77    20010801    358    411,386.55   712     515,000          --
0029734605    20010601   20310501   360    7.250   4,434.14    20010801    358    648,982.81   653     900,000     900,000
0029734621    20010601   20310501   360    7.375   3,108.04    20010701    358    449,313.07   772     655,000     650,163
0029734647    20010601   20310501   360    7.375   2,845.58    20010701    358    411,371.07   701     515,000          --
0029734662    20010601   20310501   360    7.250   1,980.70    20010801    358    289,895.63   767     374,000     362,990
0029734670    20010601   20310501   360    7.250   2,925.17    20010801    358    428,128.97   781     550,000     536,040
0029734688    20010601   20310501   360    7.625   2,434.81    20010801    358    343,500.45   740     430,000          --
0029734696    20010601   20310501   360    7.625   2,208.32    20010801    358    311,546.93   703     390,000          --
0029734704    20010601   20310501   360    7.500   4,055.45    20010701    358    579,136.41   744     825,000          --
0029734720    20010601   20310501   360    7.000   2,238.75    20010801    358    335,946.73   764     650,000          --
0029734746    20010601   20310501   360    7.500   2,517.18    20010801    358    359,337.32   761     450,000     450,000
0029734753    20010601   20310501   360    7.250   2,993.05    20010801    358    437,912.84   707     585,000          --
0029734795    20010601   20310501   360    7.375   2,507.15    20010701    358    362,445.87   619     457,000     454,341
0029734811    20010601   20310501   360    7.250   3,127.10    20010701    358    457,682.64   677     575,000     573,000
0029734845    20010601   20310501   360    7.125   2,678.71    20010701    358    396,962.19   629     500,000     497,000
0029734852    20010601   20310501   360    7.125   4,379.18    20010901    358    648,738.35   667   1,150,000          --
0029734886    20010601   20310501   360    7.000   2,135.62    20010801    358    320,206.29   703     550,000          --
0029734894    20010601   20310501   360    7.125   3,341.65    20010701    358    495,204.35   687     655,000          --
0029734928    20010601   20310501   360    7.250   2,217.07    20010801    358    324,491.40   768     785,000          --
0029734936    20010601   20310501   360    7.250   3,216.46    20010801    358    470,392.12   781     600,000          --
0029735016    20010601   20310501   360    7.250   3,915.69    20010901    358    573,101.74   687   1,200,000          --
0029735032    20010601   20310501   360    7.750   2,586.89    20010701    358    360,578.64   715     470,000          --
0029735040    20010601   20310501   360    7.250   4,434.15    20010801    358    648,759.75   783     925,000     900,000
0029735081    20010601   20310501   360    8.250   3,369.81    20010701    358    447,975.98   773     530,000          --
0029735107    20010601   20310501   360    7.250   2,217.07    20010801    358    324,491.40   728     555,000     550,000
0029735115    20010601   20310501   360    7.375   3,204.73    20010801    358    463,291.70   774     580,000          --
0029735198    20010601   20310501   360    7.375   2,182.53    20010801    358    315,057.18   680     395,000          --
0029735248    20010601   20310501   360    7.000   2,285.98    20010801    358    343,035.06   786     460,000          --
0029735263    20010601   20310501   360    7.375   2,088.60    20010801    358    301,938.38   709     378,000     378,000
0029735289    20010601   20310501   360    7.125   3,368.59    20010801    358    499,197.94   760   1,600,000          --
0029735461    20010601   20310501   360    8.125   2,702.69    20010701    358    363,522.17   779     455,000     455,000
0029735487    20010601   20310501   360    7.625   2,746.24    20010701    358    387,436.57   723     490,000     485,000
0029736246    20010701   20310601   360    7.375   3,234.78    20010801    359    467,993.62   759     585,500     585,447
0029736345    20010701   20310601   360    7.875   2,384.03    20010801    359    328,573.72   765     415,000     411,033
0029736378    20010701   20310601   360    7.375   3,949.29    20010801    359    571,364.90   761     817,000     817,000
0029736410    20010601   20310501   360    7.125   2,998.05    20010901    358    444,286.17   735     784,000     783,500
0029739059    20010601   20310501   360    7.500   2,412.29    20010701    358    344,486.31   766     460,000          --
0029739133    20010601   20310501   360    7.250   4,672.91    20010801    358    683,928.03   695   1,735,000          --
0029739240    20010701   20310601   360    7.625   2,442.95    20010701    359    344,900.19   625     385,000     383,500
0029739331    20010601   20310501   360    7.250   3,008.40    20010701    358    440,309.88   639     640,000          --
0029739380    20010601   20310501   360    7.125   4,028.84    20010701    358    597,040.74   700     855,000          --
0029739406    20010601   20310501   360    7.250   2,101.10    20010801    358    307,184.74   710     390,000          --
0029739513    20010601   20310501   360    7.250   2,403.58    20010801    358    351,788.61   709     441,000     440,430
0029739539    20010601   20310501   360    7.250   4,434.15    20010801    358    648,982.80   700     955,000          --
0029740446    20010501   20310401   360    7.375   4,033.54    20010801    357    582,658.66   675     730,000          --
0029740453    20010601   20310501   360    7.250   2,046.53    20010801    358    299,530.53   766     375,000     375,000
0029740511    20010601   20310501   360    7.250   2,235.49    20010801    358    327,187.17   783     410,000          --
0029740578    20010601   20310501   360    7.375   2,610.89    20010801    358    377,442.94   699     482,000     472,525
0029740602    20010601   20310501   360    7.250   3,436.80    20010801    358    503,011.60   750     630,000     629,834
0029740628    20010501   20310401   360    7.375   2,514.06    20010801    357    363,163.95   726     460,000     455,000
0029740636    20010601   20310501   360    7.625   2,070.30    20010801    358    292,075.24   622     330,000     325,000
0029740644    20010601   20310501   360    7.250   2,356.92    20010801    358    344,959.33   755     465,000          --
0029740651    20010601   20310501   360    7.125   2,324.33    20010801    358    344,446.58   688     432,000     431,283
0029740669    20010601   20310501   360    6.750   2,002.22    20010801    358    308,166.93   801     510,000          --
0029740677    20010601   20310501   360    7.250   3,274.45    20010701    358    479,248.84   717     600,000          --
0029740685    20010501   20310401   360    7.125   3,368.26    20010801    357    498,743.44   757     690,000     687,000
0029740719    20010601   20310501   360    7.250   3,073.20    20010701    358    449,795.01   766     585,000          --
0029740743    20010601   20310501   360    7.375   2,679.82    20010801    358    387,407.71   769     480,000     431,757
0029740784    20010601   20310501   360    7.125   2,233.38    20010701    358    330,968.23   787     470,000          --
0029740792    20010601   20310501   360    7.250   2,914.26    20010801    358    426,531.47   669     540,000          --
0029740826    20010601   20310501   360    7.125   3,873.88    20010801    358    574,077.62   798     870,000     820,000
0029740842    20010601   20310501   360    7.375   3,453.38    20010801    358    499,236.74   668     650,000     625,000
0029740875    20010601   20310501   360    7.250   5,457.41    20010701    358    798,748.06   644   1,300,000   1,205,000
0029740958    20010701   20310601   360    7.375   2,762.02    20010801    359    399,595.70   708     500,000     499,900
0029743549    20010601   20310501   360    7.625   2,802.86    20010701    358    395,424.95   796     495,000     495,000
0029743739    20010601   20310501   360    7.375   3,211.64    20010801    358    464,290.17   651     615,000          --
0029745023    20010601   20310501   360    7.250   2,264.83    20010701    358    331,480.44   733     415,000     415,000
0029747250    20010701   20310601   360    7.375   3,658.86    20010801    359    529,346.90   784     670,000     662,189
0029747284    20010701   20310601   360    7.375   2,055.45    20010801    359    297,373.55   771     372,000     372,000
0029747300    20010601   20310501   360    7.125   2,027.90    20010801    358    300,517.15   785     412,000          --
0029747326    20010601   20310501   360    7.375   3,212.34    20010801    358    464,390.00   799     582,000     581,432
0029752417    20010701   20310601   360    7.375   2,244.69    20010801    359    324,752.71   705     435,000          --
0029752441    20010601   20310501   360    7.500   2,447.25    20010701    358    349,478.87   816     980,000     982,000
0029752540    20010701   20310601   360    7.250   2,346.69    20010801    359    343,731.64   752     435,000     430,000
0029752656    20010701   20310601   360    7.625   2,477.28    20010801    359    349,746.68   770     690,000          --
0029752664    20010701   20310601   360    7.500   2,338.87    20010801    359    334,251.76   775     419,000     418,225
0029752680    20010601   20310501   360    7.500   3,272.32    20010801    358    467,303.18   789     620,000     585,000
0029752755    20010701   20310601   360    7.250   2,674.13    20010801    359    391,694.20   796     490,000     510,000
0029752797    20010601   20310501   360    7.125   2,014.42    20010701    358    298,520.36   768     430,000          --
0029752821    20010601   20310501   360    6.875   2,334.07    20010801    358    354,701.29   775     492,000          --
0029754306    20010601   20310501   360    7.375   3,444.06    20010801    358    497,888.79   767     649,000     648,670
0029754777    20010601   20310501   360    7.500   2,654.57    20010701    358    379,084.72   663     485,000     474,580
0029755170    20010701   20310601   360    7.375   2,417.36    20010701    359    349,733.68   691     440,000          --
0029755204    20010601   20310501   360    7.375   2,548.59    20010801    358    368,436.71   669     410,000     410,000
0029755220    20010701   20310601   360    7.500   2,231.89    20010801    359    318,963.11   797     403,000     399,030
0029755261    20010701   20310601   360    7.250   2,755.99    20010801    359    403,684.84   705     505,000     505,000
0029755303    20010601   20310501   360    7.250   2,084.73    20010801    358    305,105.06   772     389,000     382,000
0029755592    20010701   20310601   360    7.375   3,004.44    20010801    359    434,669.00   694     580,000          --
0029755600    20010701   20310601   360    6.875   2,791.95    20010801    359    424,642.65   766     875,000     875,000
0029755642    20010701   20310601   360    7.250   3,356.31    20010801    359    491,616.19   723     620,000     615,000
0029758422    20010601   20310501   360    7.375   2,717.81    20010701    358    392,615.39   775     677,000          --
0029759263    20010601   20310501   360    6.875   2,397.79    20010801    358    364,384.95   712     510,000          --
0029760154    20010601   20310501   360    7.250   2,101.10    20010801    358    307,465.70   658     385,000          --
0029760303    20010601   20310501   360    7.375   2,127.28    20010801    358    307,529.84   691     385,000          --
0029762788    20010601   20310501   360    7.000   2,494.88    20010801    358    374,383.44   779     600,000          --
0099007775    20010601   20310501   360    6.875   2,627.72    20010801    358    399,325.97   781     545,000     523,948
0099011421    20010601   20310501   360    7.625   2,349.88    20010801    358    331,267.88   687     415,000          --
0099012148    20010601   20310501   360    7.000   2,240.74    20010801    358    336,246.25   769     425,000     421,000
0099012551    20010601   20310501   360    7.125   3,514.12    20010801    358    520,763.28   752     652,000     652,000
0099020166    20010501   20310401   360    7.500   2,719.95    20010801    357    388,128.43   659     709,000          --
0099020661    20010601   20310501   360    6.875   2,108.74    20010701    358    320,459.09   689     450,000          --
0099023640    20010601   20310501   360    6.750   2,390.08    20010801    358    367,863.68   745     500,000          --
0099025066    20010501   20310401   360    6.875   2,364.94    20010701    357    359,087.48   778     575,000          --
0099026007    20010701   20310601   360    7.000   2,181.19    20010801    359    327,581.27   749     411,000     409,829
0099026411    20010601   20310501   360    7.125   2,102.00    20010801    358    311,460.86   782     420,000     390,000
0099026601    20010601   20310501   360    7.000   4,041.38    20010801    358    606,451.25   761     775,000     759,319
0099032294    20010601   20310501   360    7.000   2,661.21    20010801    358    399,342.32   798     650,000     613,495
0099033151    20010701   20310601   360    7.250   4,120.34    20010801    359    603,528.83   772     775,000     755,000
0099033557    20010601   20310501   360    6.750   2,302.52    20010801    358    354,387.00   733     595,000          --
0099034050    20010701   20310601   360    7.375   3,453.38    20010701    359    499,619.54   789     750,000     750,000
0099034456    20010701   20310601   360    7.375   2,072.03    20010801    359    299,771.72   722     540,000          --
0099035685    20010701   20310601   360    7.500   2,657.02    20010801    359    379,717.98   775     790,000          --
0099036477    20010601   20310501   360    7.250   4,140.47    20010801    358    606,000.18   772     760,000     758,744
0099037020    20010601   20310501   360    7.125   2,358.01    20010801    358    349,438.57   725     450,000          --
0099037442    20010701   20310601   360    7.500   3,195.41    20010901    359    456,660.84   653     665,000          --
0099037459    20010601   20310501   360    7.000   3,286.60    20010801    358    493,187.77   730     760,000          --
0099037491    20010701   20310601   360    7.125   3,640.77    20010801    359    539,967.86   789     675,500     675,500
0099037582    20010601   20310501   360    7.375   2,762.70    20010801    358    399,389.38   755     535,000     531,952
0099037699    20010701   20310601   360    7.250   2,455.83    20010701    359    359,719.17   679     450,000          --
0099037855    20010701   20310601   360    7.000   2,128.44    20010801    359    319,657.76   751     401,000     399,900
0099038085    20010701   20310601   360    6.750   1,935.42    20010801    359    298,143.08   756     373,000     373,000
0099038127    20010701   20310601   360    7.000   1,962.64    20010801    359    294,737.03   691     440,000          --
0099038150    20010601   20310501   360    6.750   3,388.93    20010801    358    521,597.73   696     760,000          --
0099038515    20010601   20310501   360    7.125   2,781.11    20010901    358    412,137.82   696     516,000          --
0099038531    20010701   20310601   360    7.000   2,421.70    20010801    359    363,701.63   782     455,000     455,000
0099038614    20010701   20310601   360    6.500   2,212.24    20010801    359    349,683.59   741     465,000     451,138
0099038762    20010601   20310501   360    7.250   2,287.68    20010801    358    334,825.20   757     426,000     419,225
0099039190    20010601   20310501   360    7.250   3,001.58    20010801    358    439,114.00   787     590,000     587,442
0099039224    20010701   20310601   360    7.000   2,488.23    20010801    359    373,693.44   773     485,000          --
0099040313    20010601   20310501   360    7.375   2,527.87    20010801    358    365,441.29   782     515,000          --
0099040420    20010601   20310501   360    7.750   3,146.48    20010701    358    438,524.17   754     565,000     549,000
0099040446    20010601   20310501   360    7.000   2,293.96    20010801    358    344,233.09   667     455,000     431,000
0099041378    20010701   20310601   360    7.125   2,150.51    20010801    359    318,944.74   772     410,000     399,000
0099042012    20010701   20310601   360    7.625   2,689.62    20010801    359    379,724.96   707     600,000          --
0099042129    20010701   20310601   360    7.375   2,279.23    20010801    359    329,748.89   677     470,000          --
0099042608    20010701   20310601   360    7.125   2,256.96    20010701    359    334,732.10   694     524,000          --
0099042657    20010601   20310501   360    7.250   2,428.55    20010801    358    355,442.89   655     455,000     455,048
0099043077    20010701   20310601   360    7.125   2,953.92    20010701    359    438,099.38   754     549,000     548,082
0099043135    20010701   20310601   360    7.375   1,954.61    20010801    359    282,784.66   664     299,000     298,500
0099043242    20010701   20310601   360    7.750   3,754.00    20010701    359    523,630.17   772     655,000     655,000
0099044703    20010601   20310501   360    7.125   2,176.11    20010801    358    322,481.87   790     433,000     433,000
0099044877    20010701   20310601   360    6.500   2,540.91    20010801    359    401,636.59   782     790,000          --
0099045130    20010601   20310501   360    7.000   2,456.96    20010801    358    368,692.80   754     620,000          --
0099045262    20010701   20310601   360    7.500   4,195.29    20010701    359    599,554.71   740     750,000          --
0099045346    20010701   20310601   360    7.125   2,491.41    20010801    359    369,504.28   782     700,000          --
0099045528    20010701   20310601   360    7.375   3,038.97    20010701    359    439,665.20   775     550,000          --
0099045718    20010601   20310501   360    6.875   2,068.01    20010801    358    314,269.54   729     395,000     395,500
0099046666    20010701   20310601   360    7.250   2,182.96    20010701    359    319,750.37   729     640,000          --
0099046690    20010701   20310601   360    6.875   2,069.33    20010801    359    314,735.36   717     440,000          --
0099046708    20010701   20310601   360    6.625   1,984.96    20010801    359    309,726.50   760     415,000     410,000
0099046781    20010701   20310601   360    7.250   3,252.28    20010801    359    476,378.08   705     668,500          --
0099046872    20010601   20310501   360    7.250   3,410.88    20010701    358    499,217.55   767     625,000     625,000
0099046948    20010701   20310601   360    7.000   1,983.27    20010801    359    297,855.65   753     448,000          --
0099047102    20010701   20310601   360    7.000   2,020.52    20010801    359    303,151.06   777     426,000     425,953
0099047110    20010601   20310501   360    7.125   2,358.01    20010801    358    347,432.64   649     585,000     565,000
0099047128    20010601   20310501   360    6.625   2,881.40    20010701    358    449,084.50   776     565,000     565,000
0099047136    20010701   20310601   360    7.375   2,769.61    20010801    359    400,694.87   778     527,000     501,352
0099047862    20010701   20310601   360    6.875   3,613.11    20010701    359    549,537.93   776     723,000     723,000
0099047953    20010601   20310501   360    6.875   2,299.25    20010801    358    349,410.23   794     800,000     800,000
0099048183    20010701   20310601   360    7.375   2,047.51    20010801    359    296,224.42   792     375,000     370,602
0099048282    20010601   20310501   360    7.125   2,155.90    20010701    358    319,486.68   696     400,000     400,000
0099048589    20010601   20310501   360    7.625   3,291.24    20010701    358    464,324.09   648     630,000          --
0099048688    20010601   20310501   360    7.000   2,661.21    20010801    358    399,342.33   784     625,000     625,000
0099049140    20010601   20310501   360    7.250   2,674.13    20010801    358    390,928.35   768     490,000          --
0099049363    20010601   20310501   360    7.375   2,638.38    20010801    358    381,366.87   671     700,000          --
0099049421    20010701   20310601   360    6.750   2,321.98    20010801    359    357,513.75   688     525,000          --
0099049538    20010601   20310501   360    7.625   2,162.31    20010801    358    305,056.37   633     410,000          --
0099049892    20010701   20310601   360    7.875   4,669.45    20010701    359    643,556.80   736     940,000     920,000
0099050080    20010701   20310601   360    7.250   3,494.93    20010801    359    511,920.34   773     645,000     644,563
0099050221    20010701   20310601   360    6.875   4,378.43    20010801    359    665,940.06   779     975,000          --
0099050395    20010601   20310501   360    6.750   2,756.54    20010801    358    424,065.55   737     595,000     569,549
0099050478    20010601   20310501   360    7.000   3,546.06    20010801    358    532,123.67   786     800,000     775,000
0099050486    20010601   20310501   360    6.875   3,614.42    20010801    358    549,272.88   770     710,000     687,789
0099050965    20010701   20310601   360    7.125   1,947.05    20010801    359    288,768.89   782     400,000          --
0099051179    20010701   20310601   360    6.625   3,200.91    20010801    359    499,458.95   768     670,000     666,566
0099051211    20010701   20310601   360    6.875   3,328.33    20010801    359    505,924.35   767     790,000          --
0099053761    20010701   20310601   360    7.000   2,494.88    20010801    359    374,692.62   754     520,000     520,000
0099054462    20010701   20310601   360    7.750   2,235.21    20010801    359    311,779.79   659     415,000     390,000
0099054553    20010701   20310601   360    6.875   2,335.71    20010701    359    355,251.30   620     459,000     444,470
0099054793    20010701   20310601   360    7.250   2,151.24    20010801    359    315,104.00   704     395,000     394,211
0099055105    20010601   20310501   360    7.375   2,151.45    20010801    358    311,024.50   786     405,000          --
0099055279    20010701   20310601   360    6.625   2,023.38    20010801    359    315,721.20   731     500,000          --
0099055337    20010701   20310601   360    6.750   2,022.98    20010801    359    311,631.46   723     390,000     389,900
0099056095    20010701   20310601   360    6.750   2,438.73    20010701    359    375,676.27   701     470,000     470,000
0099056111    20010701   20310601   360    6.500   2,224.88    20010801    359    351,681.79   775     645,000          --
0099056137    20010701   20310601   360    7.125   2,425.39    20010801    359    359,712.11   749     650,000          --
0099056582    20010701   20310601   360    7.375   2,969.91    20010701    359    429,672.80   765     885,000          --
0099056715    20010701   20310601   360    7.375   2,308.58    20010801    359    333,995.66   666     380,000     371,432
0099056723    20010701   20310601   360    7.000   3,007.17    20010801    359    451,629.50   711     565,000     565,000
0099056772    20010701   20310601   360    6.875   2,410.93    20010801    359    366,691.67   741     850,000          --
0099057127    20010701   20310601   360    7.500   3,943.57    20010801    359    563,581.43   744     740,000     705,000
0099057408    20010701   20310601   360    7.125   2,054.84    20010701    359    304,756.10   730     550,000          --
0099057994    20010701   20310601   360    7.000   3,150.21    20010801    359    473,111.87   762     660,000          --
0099058059    20010701   20310601   360    7.375   2,762.71    20010801    359    399,695.62   766     500,000          --
0099059545    20010701   20310601   360    6.625   2,561.24    20010801    359    399,647.09   719     570,000          --
0099060048    20010701   20310601   360    7.125   2,088.53    20010801    359    309,752.09   697     600,000          --
0099060337    20010701   20310601   360    7.250   2,728.71    20010701    359    399,687.96   651     670,000          --
0099060949    20010701   20310601   360    7.250   2,373.98    20010801    359    347,728.52   731     435,000     435,000
0099061012    20010701   20310601   360    6.875   2,627.72    20010801    359    399,663.95   632     725,000     725,000
0099061038    20010701   20310601   360    7.000   4,324.47    20010801    359    649,467.20   743     945,000     915,000
0099061632    20010701   20310601   360    7.500   3,496.07    20010801    359    499,628.93   739   1,150,000          --
0099061806    20010701   20310601   360    7.250   2,036.64    20010801    359    298,317.10   730     750,000          --
0099063489    20010701   20310601   360    7.250   2,564.98    20010801    359    375,706.69   694     470,000     470,000
0099065096    20010701   20310601   360    7.125   2,560.13    20010801    359    379,696.12   799     610,000     566,000
0099065823    20010701   20310601   360    7.500   2,044.06    20010801    359    292,119.04   669     330,000     324,818
0099066417    20010701   20310601   360    7.500   2,041.71    20010801    359    291,783.29   758     375,000          --
0099067159    20010501   20310401   360    7.375   3,408.14    20010701    357    492,316.62   709     616,843     616,843
6000457629    20010701   20310601   360    7.000   2,703.69    20010801    359    406,039.55   691     530,000     507,981
6002542675    20010701   20310601   360    7.250   2,046.53    20010801    359    299,765.97   731     520,000          --
6005169773    20010701   20310601   360    7.000   2,128.97    20010801    359    319,737.70   685     510,000          --
6006252347    20010701   20310601   360    7.750   2,149.24    20010701    359    299,788.26   794     400,000     385,000
6007790576    20010701   20310601   360    7.750   2,500.28    20010701    359    348,753.68   695     445,000     436,395
6008519552    20010701   20310601   360    7.125   3,557.24    20010801    359    527,577.76   809     660,000     660,000
6009030948    20010701   20310601   360    6.875   4,240.17    20010701    359    644,909.73   758     840,000     806,815
6010296074    20010701   20310601   360    6.875   4,270.04    20010701    359    649,453.92   758   1,150,000   1,150,000
6011051635    20010701   20310601   360    7.000   2,701.13    20010701    359    405,667.20   725     580,000          --
6012803810    20010701   20310601   360    7.125   3,503.34    20010701    359    519,584.16   787     650,000     650,000
6014176132    20010701   20310601   360    6.875   2,238.29    20010801    359    340,433.75   793     426,000     425,900
6014253899    20010701   20310601   360    7.125   2,155.90    20010801    359    319,744.10   714     468,000          --
6014270067    20010701   20310601   360    7.500   2,167.57    20010801    359    309,679.51   751     460,000          --
6014920737    20010701   20310601   360    7.000   2,381.79    20010701    359    357,706.54   703     478,000          --
6015777342    20010701   20310601   360    7.125   4,028.84    20010701    359    597,521.79   706     855,000          --
6015939918    20010701   20310601   360    6.500   2,534.60    20010701    359    400,637.48   766     875,000          --
6017082329    20010701   20310601   360    7.875   2,124.46    20010701    359    292,798.35   772     367,000          --
6017492668    20010701   20310601   360    6.500   2,943.93    20010701    359    465,338.94   750     610,000     582,200
6017994879    20010701   20310601   360    7.125   2,469.18    20010801    359    366,206.91   741     470,000          --
6020110943    20010701   20310601   360    7.250   2,892.43    20010801    359    423,669.24   748     530,000          --
6021135188    20010701   20310601   360    7.000   1,995.91    20010801    359    299,754.09   651     485,000          --
6021284739    20010701   20310601   360    7.000   2,641.26    20010701    359    396,674.57   775     500,000          --
6021918468    20010701   20310601   360    7.375   3,591.52    20010701    359    519,604.31   774     650,000     650,000
6021972036    20010701   20310601   360    7.000   2,827.54    20010801    359    424,651.63   717     567,000     565,197
6023065300    20010701   20310601   360    7.500   4,048.46    20010801    359    578,570.29   775     725,000          --
6023227827    20010701   20310601   360    7.125   2,479.29    20010801    359    367,705.71   795     460,000     460,000
6025943652    20010701   20310601   360    7.000   2,661.22    20010801    359    399,672.11   682     575,000          --
6028656798    20010701   20310601   360    7.250   4,229.50    20010701    359    619,516.33   770     796,000     775,000
6028781604    20010701   20310601   360    7.000   4,091.62    20010701    359    614,495.88   776     925,000          --
6028951769    20010701   20310601   360    7.250   2,305.76    20010701    359    337,736.32   709     485,000          --
6032218874    20010701   20310601   360    7.000   2,228.77    20010701    359    334,725.40   737     594,000          --
6032424555    20010701   20310601   360    7.125   3,230.49    20010701    359    479,116.54   734     685,000     685,000
6033829539    20010701   20310601   360    6.750   1,899.10    20010701    359    292,547.90   798     382,000     366,000
6034178084    20010701   20310601   360    7.250   4,120.35    20010801    359    603,528.82   796     760,000     755,000
6034254372    20010701   20310601   360    7.500   2,398.31    20010701    359    342,745.44   713     555,000          --
6034287976    20010701   20310601   360    7.375   2,371.78    20010801    359    343,059.70   624     447,000          --
6034312865    20010701   20310601   360    6.875   3,021.88    20010701    359    459,613.54   788     575,000     595,000
6034724762    20010701   20310601   360    7.125   4,042.99    20010701    359    599,620.10   732     840,000          --
6035606166    20010701   20310601   360    6.750   2,062.55    20010801    359    317,726.20   713     397,500     397,500
6036492442    20010701   20310601   360    7.125   2,021.16    20010701    359    299,760.09   635     400,000          --
6037752745    20010701   20310601   360    7.000   3,060.40    20010701    359    459,622.93   672     575,000          --
6038074669    20010701   20310601   360    7.250   3,240.34    20010701    359    474,629.45   729     740,000          --
6039369886    20010701   20310601   360    7.250   2,237.54    20010701    359    327,744.13   731     410,000     410,000
6039390023    20010701   20310601   360    7.125   2,425.39    20010701    359    359,712.11   692     530,000          --
6039447831    20010701   20310601   360    7.375   2,880.12    20010701    359    416,682.69   763     522,000          --
6039594905    20010701   20310601   360    7.250   2,401.27    20010701    359    351,725.40   653     440,000          --
6039697633    20010701   20310601   360    7.000   2,827.54    20010801    359    424,651.63   707     860,000          --
6040280924    20010701   20310601   360    6.750   2,529.54    20010801    359    389,664.21   716   1,085,000          --
6042188620    20010701   20310601   360    7.250   3,022.05    20010701    359    442,654.41   749     650,000          --
6042424645    20010701   20310601   360    7.625   2,017.22    20010801    359    284,793.72   674     445,000          --
6043273298    20010801   20310701   360    7.125   3,945.30    20010801    360    585,600.00   777     739,000     732,000
6043360608    20010701   20310601   360    7.375   4,489.39    20010801    359    649,505.40   766     895,000     894,000
6044953526    20010501   20310401   360    7.625   4,015.13    20010801    357    566,034.42   746     775,000          --
6046713381    20010701   20310601   360    6.875   5,367.11    20010801    359    816,313.62   792   2,155,000          --
6047397580    20010701   20310601   360    7.000   4,091.62    20010701    359    614,495.88   757   1,500,000          --
6047497059    20010801   20220701   252    7.000   2,634.18    20010801    252    347,300.00   682     570,000          --
6047692188    20010701   20310601   360    7.375   3,138.43    20010801    359    454,054.24   737     610,000     568,000
6047831166    20010701   20310601   360    7.500   2,027.73    20010701    359    289,784.77   674     500,000          --
6048295270    20010701   20310601   360    7.500   3,496.08    20010801    359    499,628.92   744     748,000     745,616
6048836453    20010701   20310601   360    7.500   2,345.17    20010701    359    335,151.08   661     470,000          --
6048909466    20010701   20310601   360    7.125   3,718.93    20010701    359    551,558.57   659     950,000     817,000
6049910521    20010701   20310601   360    7.000   2,421.71    20010701    359    363,701.62   741     455,000          --
6050436325    20010701   20310601   360    7.625   3,001.05    20010701    359    423,693.12   712     580,000     530,000
6051626197    20010801   20310701   360    7.500   1,999.76    20010801    360    286,000.00   799     390,000          --
6052615413    20010701   20310601   360    7.250   2,437.83    20010801    359    357,081.22   816     447,000     446,700
6053613979    20010701   20310601   360    7.250   2,144.77    20010801    359    314,154.73   801     393,000     393,000
6055366691    20010701   20310601   360    6.375   1,934.00    20010801    359    309,712.88   780     600,000          --
6056748665    20010701   20310601   360    7.500   3,076.55    20010801    359    439,673.45   682     550,000          --
6057185289    20010701   20310601   360    7.000   2,315.26    20010701    359    347,714.74   679     470,000     435,000
6058000305    20010701   20310601   360    7.125   2,581.69    20010801    359    382,893.56   729     480,000     479,000
6059246816    20010701   20310601   360    7.000   2,887.09    20010701    359    433,594.29   784     750,000          --
6061324650    20010701   20310601   360    7.125   2,526.45    20010801    359    374,700.11   763     590,000          --
6062523094    20010701   20310601   360    6.875   2,529.18    20010801    359    384,676.55   665     700,000          --
6063562687    20010701   20310601   360    7.125   3,611.14    20010701    359    535,571.36   785     670,000     670,000
6063727124    20010701   20310601   360    6.875   2,299.26    20010701    359    349,705.95   769     540,000     525,000
6064177311    20010701   20310601   360    7.000   3,138.57    20010801    359    471,363.30   734     635,000     629,000
6065491745    20010701   20310601   360    7.250   2,489.95    20010701    359    364,715.26   759     463,000          --
6066046019    20010701   20310601   360    7.375   2,076.17    20010801    359    300,371.27   735     390,000     375,790
6066947596    20010701   20310601   360    7.375   2,762.71    20010801    359    399,695.62   765     500,000     500,000
6071069626    20010701   20310601   360    7.125   2,539.92    20010701    359    376,698.52   641     530,000          --
6072364398    20010701   20310601   360    7.375   3,384.31    20010701    359    488,152.42   734     975,000     970,677
6072426668    20010701   20310601   360    7.000   2,441.67    20010801    359    366,699.16   682     570,000          --
6075300894    20010801   20310701   360    6.875   2,956.19    20010801    360    450,000.00   679     670,000          --
6075435062    20010701   20310601   360    7.125   3,462.92    20010701    359    513,588.96   675     800,000          --
6076775292    20010701   20310601   360    7.375   2,298.57    20010701    359    332,546.76   642     420,000     416,000
6077217989    20010701   20310601   360    7.500   5,244.11    20010701    359    749,443.39   739     970,000     970,000
6077809272    20010701   20310601   360    6.875   1,865.68    20010801    359    283,761.40   803     400,000     355,000
6078923171    20010701   20310601   360    7.250   1,978.32    20010801    359    289,773.76   738     490,000          --
6079714942    20010701   20310601   360    7.375   2,231.58    20010801    359    322,854.14   794     365,000     359,000
6080470310    20010701   20310601   360    7.375   3,536.26    20010701    359    511,610.41   783     660,000     640,000
6080738328    20010701   20310601   360    7.625   3,538.97    20010701    359    499,638.11   745     800,000     800,000
6083145968    20010701   20310601   360    7.000   3,439.62    20010801    359    516,576.21   810     650,000          --
6086630164    20010701   20310601   360    6.750   3,611.40    20010801    359    556,320.60   762     760,000     758,800
6088410599    20010701   20310601   360    6.875   3,383.19    20010801    359    514,567.33   716     660,000          --
6092248738    20010701   20310601   360    6.875   3,536.91    20010701    359    537,947.67   789     681,000     673,000
6092476305    20010701   20210601   240    7.500   3,907.13    20010701    239    484,124.12   736     775,000          --
6093118518    20010701   20310601   360    7.000   4,417.61    20010801    359    663,455.72   802     830,000     830,000
6097486382    20010701   20310601   360    6.875   2,632.98    20010701    359    400,463.27   744     505,000          --
6099761030    20010701   20310601   360    7.375   2,170.80    20010801    359    314,060.84   723     570,000          --
6100781126    20010701   20310601   360    7.250   2,114.75    20010801    359    309,758.17   732     500,000          --
6102442594    20010701   20310601   360    7.500   2,796.86    20010701    359    399,703.14   718     640,000          --
6103637630    20010701   20310601   360    7.250   2,251.19    20010701    359    329,742.56   682     443,000     426,000
6103757735    20010701   20310601   360    7.375   2,072.03    20010801    359    299,771.72   617     408,000          --
6103860331    20010801   20310701   360    7.500   2,024.93    20010801    360    289,600.00   661     375,000          --
6104276057    20010701   20310601   360    7.125   1,953.79    20010801    359    289,768.09   629     610,000          --
6104586869    20010801   20310701   360    6.750   2,652.77    20010801    360    409,000.00   789     530,000          --
6107926658    20010701   20310601   360    7.250   2,625.02    20010801    359    384,499.81   789     481,000     481,000
6108631711    20010701   20310601   360    7.375   2,717.12    20010801    359    393,100.65   792     562,000          --
6109027117    20010701   20310601   360    7.500   4,929.47    20010701    359    704,476.78   718     965,000          --
6111368483    20010701   20310601   360    7.000   2,922.01    20010701    359    438,839.99   788     550,000     549,000
6111551922    20010701   20310601   360    7.000   2,461.62    20010701    359    369,696.71   649     515,000          --
6113323734    20010701   20310601   360    7.375   2,044.40    20010701    359    295,774.77   734     428,000     428,000
6113739798    20010701   20310601   360    6.750   3,113.28    20010701    359    479,586.72   749     620,000     650,000
6114057547    20010701   20310601   360    6.875   3,481.73    20010801    359    529,554.73   745     865,000          --
6114801910    20010701   20310601   360    7.375   2,265.42    20010701    359    327,750.41   680     417,500     410,000
6117136967    20010701   20310601   360    7.000   2,494.89    20010801    359    374,692.61   707     555,000     552,000
6117365590    20010701   20310601   360    6.875   2,135.02    20010701    359    324,726.96   793     465,000          --
6117628047    20010701   20310601   360    7.125   2,209.80    20010801    359    327,737.70   820     410,000     410,000
6118265054    20010701   20310601   360    7.125   3,873.89    20010701    359    574,540.17   717     800,000          --
6118478608    20010801   20310701   360    7.375   2,563.79    20010801    360    371,200.00   687     464,000          --
6118941480    20010701   20310601   360    7.250   3,683.76    20010701    359    539,578.74   651     676,000     675,000
6119352075    20010701   20310601   360    7.125   2,472.55    20010701    359    366,706.51   766     715,000          --
6119862966    20010801   20310701   360    7.000   2,993.87    20010801    360    450,000.00   706     875,000          --
6120655417    20010701   20310601   360    7.250   2,429.24    20010701    359    355,823.20   740     446,000     445,126
6121174673    20010701   20310601   360    7.750   2,328.35    20010801    359    324,770.61   749     609,000     608,460
6124539252    20010701   20310601   360    7.500   2,237.49    20010801    359    319,762.51   767     432,000     432,000
6128128185    20010701   20310601   360    7.750   3,324.16    20010801    359    463,672.51   741     580,000          --
6131676444    20010701   20310601   360    7.250   3,000.90    20010801    359    439,556.83   688     550,000     549,900
6134442927    20010701   20310601   360    7.000   1,975.95    20010801    359    296,756.55   781     429,500     428,000
6136748321    20010701   20310601   360    7.250   2,182.97    20010701    359    319,750.36   677     470,000          --
6137194871    20010701   20310601   360    7.250   2,421.73    20010701    359    354,723.06   756     475,000     475,000
6140629384    20010701   20310601   360    7.125   3,368.60    20010701    359    499,600.15   698     850,000          --
6140767218    20010701   20310601   360    7.500   2,097.65    20010701    359    299,777.35   671     435,000          --
6140846442    20010701   20310601   360    7.250   2,122.94    20010701    359    310,957.23   697     390,000     389,000
6141289758    20010701   20310601   360    7.250   2,947.01    20010801    359    431,662.99   733     540,000     540,000
6141380979    20010701   20310601   360    7.000   2,328.56    20010701    359    349,713.11   788     685,000     750,000
6141446424    20010701   20310601   360    7.000   2,804.26    20010801    359    421,154.49   778     686,000          --
6141902517    20010701   20310601   360    7.125   2,422.02    20010701    359    359,212.51   653     399,500     399,500
6142199824    20010701   20310601   360    7.375   2,279.23    20010701    359    329,748.90   692     505,000          --
6142335790    20010701   20310601   360    7.500   2,248.68    20010801    359    321,361.32   745     412,000     402,000
6142366225    20010701   20310601   360    7.625   3,376.18    20010701    359    476,654.76   754     695,000          --
6143033667    20010701   20310601   360    6.875   2,207.29    20010701    359    335,717.71   723     420,000     420,000
6143711890    20010701   20310601   360    7.125   2,624.14    20010801    359    389,188.52   736     490,000          --
6144091029    20010701   20310601   360    6.875   3,015.31    20010701    359    458,614.38   789     675,000     675,000
6146097271    20010701   20310601   360    7.000   2,081.07    20010801    359    312,543.60   661     398,000     391,000
6147285818    20010701   20310601   360    7.250   4,093.06    20010801    359    599,531.94   749   1,700,000          --
6147824301    20010701   20310601   360    7.500   2,377.33    20010801    359    339,747.67   699     450,000          --
6148550640    20010701   20310601   360    8.250   2,500.97    20010701    359    330,119.53   667     425,000          --
6149050608    20010701   20310601   360    7.500   2,936.71    20010701    359    419,688.29   757     585,000     579,000
6149666221    20010701   20310601   360    6.875   2,167.87    20010701    359    329,722.76   773     507,000     507,000
6150422506    20010701   20310601   360    7.000   2,761.01    20010701    359    414,659.82   733     610,000          --
6150907548    20010701   20310601   360    7.125   3,031.74    20010801    359    449,640.14   675     810,000          --
6151739023    20010701   20310601   360    7.375   2,900.84    20010701    359    419,680.41   677     535,000     525,000
6155328328    20010701   20310601   360    7.125   2,021.16    20010701    359    299,760.09   774     484,000     484,000
6156609577    20010701   20310601   360    7.000   2,262.03    20010701    359    339,721.30   776     850,000          --
6157771392    20010701   20310601   360    7.250   2,443.90    20010701    359    357,970.53   761     448,000     447,835
6157838332    20010701   20310601   360    7.500   2,097.65    20010701    359    299,777.35   787     575,000          --
6158423910    20010701   20310601   360    7.000   3,326.52    20010701    359    499,590.15   675     750,000          --
6158790920    20010701   20310601   360    6.875   2,181.01    20010701    359    331,721.07   784     424,000     415,000
6160115058    20010701   20310601   360    7.375   2,353.83    20010701    359    340,540.67   760     426,000     426,000
6161638876    20010801   20310701   360    7.750   2,077.60    20010801    360    290,000.00   664     375,000     400,000
6165274041    20010701   20310601   360    7.500   3,177.24    20010701    359    454,062.76   779     570,000     568,000
6165308385    20010701   20310601   360    7.750   2,285.36    20010701    359    318,774.85   784     419,000     419,000
6166024874    20010801   20310701   360    7.375   3,862.26    20010801    360    559,200.00   779     700,000     699,000
6166037900    20010701   20310601   360    7.375   2,120.38    20010801    359    306,766.39   683     352,500          --
6167453544    20010701   20310601   360    7.125   2,425.39    20010701    359    359,712.11   782     500,000          --
6169047807    20010701   20310601   360    6.750   3,087.33    20010801    359    475,590.17   729   1,020,000          --
6169208581    20010701   20310601   360    7.500   3,496.08    20010701    359    499,628.92   731     720,000          --
6169603880    20010701   20310601   360    7.250   2,319.40    20010801    359    339,734.77   732     685,000          --
6169935050    20010801   20310701   360    7.250   2,210.26    20010801    360    324,000.00   688     362,500     360,000
6170301144    20010701   20310601   360    7.125   2,021.16    20010801    359    299,760.09   744     352,000     350,000
6170414434    20010701   20310601   360    7.500   2,691.98    20010701    359    384,714.27   782     700,000          --
6172525310    20010701   20310601   360    7.375   2,083.08    20010801    359    301,370.50   656     377,000     377,000
6175241675    20010701   20310601   360    6.875   2,102.18    20010801    359    319,731.15   685     400,000     400,000
6176650155    20010701   20310601   360    7.250   2,133.85    20010701    359    312,555.98   724     430,000          --
6177562664    20010701   20310601   360    7.000   6,287.11    20010801    359    944,225.39   709   1,270,000   1,260,000
6178322084    20010701   20310601   360    6.875   3,402.90    20010701    359    517,564.81   743     740,000          --
6181234417    20010701   20310601   360    7.000   2,128.97    20010801    359    319,737.70   804     405,000     405,000
6183286381    20010701   20310601   360    7.500   2,272.45    20010701    359    324,758.80   730     410,000          --
6185069769    20010701   20310601   360    7.625   4,600.66    20010701    359    649,529.55   649     930,000          --
6186237944    20010701   20310601   360    7.625   2,335.72    20010801    359    329,761.16   666     390,000     389,000
6188156712    20010701   20310601   360    7.000   2,049.14    20010701    359    307,747.53   784     386,000     385,000
6191897005    20010701   20310601   360    7.250   2,933.36    20010801    359    429,664.56   706     580,000     580,000
6191915849    20010701   20310601   360    7.500   4,544.90    20010701    359    649,517.60   729   1,000,000   4,538,574
6192246855    20010701   20310601   360    6.875   2,627.72    20010701    359    399,663.95   788     725,000          --
6193476451    20010701   20310601   360    7.250   3,062.98    20010801    359    448,649.73   768     650,000     649,000
6193864276    20010701   20310601   360    7.375   2,210.17    20010801    359    319,756.50   723     560,000          --
6195456048    20010701   20310601   360    7.250   3,138.02    20010801    359    459,641.15   777     616,000     615,783
6195856668    20010801   20310701   360    7.375   3,539.72    20010801    360    512,500.00   713     685,000          --
6197171579    20010701   20310601   360    7.375   2,989.59    20010801    359    432,520.63   737     650,000          --
6197440149    20010701   20310601   360    7.250   3,260.81    20010701    359    477,627.11   701     600,000     598,000
6197454850    20010701   20310601   360    7.000   2,935.98    20010801    359    440,938.27   756     660,000          --
6198448398    20010701   20310601   360    7.250   4,238.81    20010801    359    620,880.27   791     970,000          --
6199380475    20010701   20310601   360    7.375   2,432.98    20010701    359    351,991.95   746     482,000     463,500
6201663660    20010701   20310601   360    7.250   4,420.51    20010701    359    647,494.49   694     835,000          --
6202455603    20010701   20310601   360    7.250   2,559.53    20010801    359    374,907.30   793     469,000     469,000
6203475345    20010701   20310601   360    7.000   2,054.46    20010801    359    308,546.87   758     388,000     386,000
6204184177    20010801   20310701   360    7.125   2,896.99    20010801    360    430,000.00   683     635,000          --
6204456211    20010701   20310601   360    7.125   2,863.31    20010801    359    424,660.13   778     725,000     725,000
6205806968    20010701   20310601   360    7.000   2,128.97    20010801    359    319,737.70   800     530,800          --
6207790616    20010701   20310601   360    7.375   5,180.07    20010801    359    749,429.30   797   1,500,000          --
6208044070    20010701   20310601   360    7.500   2,359.85    20010801    359    337,249.53   634     450,000          --
6212972126    20010701   20310601   360    7.000   2,794.28    20010701    359    419,655.72   676     525,000     525,000
6214038355    20010701   20310601   360    6.875   3,048.15    20010701    359    463,610.18   705     600,000     580,000
6214097369    20010701   20310601   360    6.750   2,140.38    20010701    359    329,715.87   799     880,000          --
6215288421    20010701   20310601   360    7.125   2,000.95    20010801    359    296,562.49   806     475,000          --
6216075264    20010701   20310601   360    7.000   2,661.22    20010801    359    399,672.11   791   1,300,000          --
6216695723    20010701   20310601   360    7.125   2,910.47    20010701    359    431,654.53   701     540,000     540,000
6216913613    20010701   20310601   360    7.375   2,134.19    20010701    359    308,764.87   688     435,000          --
6218171889    20010701   20310601   360    7.250   2,142.38    20010701    359    313,805.01   693     349,000     349,000
6219188668    20010701   20310601   360    7.000   2,281.99    20010701    359    342,718.84   778     814,000          --
6219758171    20010701   20310601   360    6.500   4,029.44    20010801    359    636,923.69   788     850,000          --
6220001389    20010801   20310701   360    7.125   3,402.28    20010801    360    505,000.00   754     660,000          --
6220003625    20010701   20310601   360    7.250   2,291.44    20010801    359    335,637.96   709     480,000     479,865
6220361999    20010701   20310601   360    7.125   2,287.28    20010701    359    339,228.50   762     495,000          --
6220821471    20010701   20310601   360    6.875   2,187.58    20010801    359    332,720.23   755     420,000          --
6221964403    20010701   20310601   360    7.000   1,889.46    20010801    359    283,767.21   718     355,000     355,000
6222192004    20010701   20310601   360    8.875   2,673.37    20010701    359    335,811.63   727     420,000          --
6226896105    20010701   20310601   360    7.000   2,561.42    20010701    359    384,684.41   706     559,000          --
6230604693    20010701   20310601   360    7.750   2,464.46    20010701    359    343,757.21   716     430,000     430,000
6230906684    20010701   20310601   360    7.000   3,499.50    20010801    359    525,568.83   726     775,000          --
6233474235    20010701   20310601   360    7.250   2,030.16    20010801    359    297,367.84   772     380,000     372,000
6234100326    20010701   20310601   360    7.000   3,459.58    20010701    359    519,573.75   758     785,000          --
6234462106    20010701   20310601   360    7.000   2,123.12    20010801    359    318,858.41   657     405,000     398,900
6237469116    20010601   20310501   360    7.250   2,592.27    20010701    358    379,405.33   769     569,000          --
6237973885    20010701   20310601   360    7.125   2,586.41    20010701    359    383,593.00   692     480,000     479,950
6239244061    20010801   20310701   360    7.375   2,762.71    20010801    360    400,000.00   803     500,000     500,000
6239705863    20010801   20310701   360    7.000   3,027.13    20010801    360    455,000.00   719     650,000          --
6240387461    20010701   20310601   360    7.000   2,661.22    20010801    359    399,672.11   747     575,000          --
6240428026    20010701   20310601   360    7.625   2,362.27    20010801    359    333,508.43   662     445,000          --
6241353751    20010701   20310601   360    6.750   3,742.42    20010801    359    576,503.21   797   1,050,000          --
6241911954    20010801   20310701   360    7.375   3,691.53    20010801    360    534,480.00   632     725,000     668,100
6242081658    20010701   20310601   360    7.000   2,714.44    20010801    359    407,665.56   756     585,000          --
6243423974    20010701   20310601   360    7.375   2,265.14    20010801    359    327,710.45   793     412,000     409,950
6245347940    20010701   20310601   360    7.125   4,096.21    20010701    359    607,513.79   776     769,000     760,000
6245492118    20010701   20310601   360    7.000   3,393.05    20010801    359    509,581.95   743     925,000          --
6245872863    20010701   20310601   360    7.000   3,071.04    20010801    359    461,221.63   797     690,000          --
6246040650    20010701   20310601   360    7.250   4,498.96    20010801    359    658,985.52   719   2,000,000          --
6246984410    20010701   20310601   360    7.625   2,335.72    20010801    359    329,761.16   717     575,000          --
6247082040    20010701   20310601   360    7.000   3,193.46    20010701    359    479,606.54   662     720,000          --
6248945948    20010701   20310601   360    7.250   3,751.97    20010801    359    549,570.95   712     690,000          --
6250926976    20010701   20310601   360    6.750   2,075.52    20010801    359    319,724.48   777   1,010,000          --
6250956601    20010701   20310601   360    7.125   5,612.08    20010701    359    832,333.86   630   1,190,000          --
6251450596    20010801   20310701   360    7.125   3,206.91    20010801    360    476,000.00   747     595,000     595,000
6251536642    20010801   20310701   360    7.375   3,149.48    20010801    360    456,000.00   759     570,000          --
6254548362    20010701   20310601   360    7.125   3,469.66    20010801    359    514,588.15   709     745,000     745,000
6254866855    20010701   20310601   360    7.000   4,018.43    20010701    359    603,504.90   787     755,000     755,000
6255403104    20010701   20310601   360    7.000   3,213.42    20010801    359    482,604.08   647     675,000          --
6255739259    20010701   20310601   360    7.625   2,675.47    20010701    359    377,726.41   699     420,000     420,000
6256230365    20010701   20310601   360    7.500   3,111.51    20010701    359    444,669.74   680     590,000          --
6257690781    20010701   20310601   360    7.000   2,799.27    20010701    359    420,405.11   768     530,000     525,950
6257808342    20010801   20310701   360    7.125   4,372.44    20010801    360    649,000.00   755   1,050,000     921,660
6258436846    20010701   20310601   360    7.000   2,208.81    20010701    359    331,727.86   693     415,000     415,000
6260648842    20010701   20310601   360    7.375   2,762.71    20010801    359    399,695.62   646     575,000          --
6261285008    20010701   20310601   360    6.875   2,202.03    20010701    359    334,918.39   647     436,000          --
6262285924    20010701   20310601   360    7.000   3,539.41    20010701    359    531,563.92   778     760,000          --
6262788869    20010701   20310601   360    7.375   3,983.13    20010701    359    576,261.17   783     730,000          --
6263227149    20010701   20310601   360    6.375   2,807.42    20010801    359    449,583.21   758     776,000     775,067
6263932482    20010701   20310601   360    7.375   6,561.42    20010801    359    949,277.12   719   2,900,000          --
6264454288    20010701   20310601   360    7.000   2,022.52    20010801    359    303,750.81   806     605,000          --
6264630465    20010801   20310701   360    7.625   2,123.39    20010801    360    300,000.00   744     750,000     750,000
6265480233    20010701   20310601   360    7.000   2,319.25    20010701    359    348,314.25   716     425,000     415,000
6265706660    20010801   20310701   360    6.750   2,542.51    20010801    360    392,000.00   781     570,000          --
6267414321    20010701   20310601   360    7.125   2,894.30    20010701    359    429,256.45   741     615,000          --
6267642012    20010701   20310601   360    7.375   2,983.72    20010801    359    431,671.28   643     565,000     540,000
6274527115    20010701   20310601   360    7.125   2,694.88    20010701    359    399,680.12   706     860,000          --
6275721030    20010701   20310601   360    6.875   4,072.96    20010801    359    619,479.12   771     775,000     775,000
6275722897    20010701   20310601   360    7.250   2,564.99    20010701    359    375,706.68   692     470,000          --
6277356470    20010701   20310601   360    7.375   2,244.70    20010701    359    324,752.70   672     450,000          --
6278078172    20010701   20310601   360    7.250   3,683.76    20010701    359    539,578.74   748     675,000     675,000
6278628190    20010701   20310601   360    7.500   2,237.49    20010701    359    319,762.51   694     400,000     400,000
6278648107    20010701   20310601   360    7.375   2,082.39    20010801    359    301,270.58   716     376,000     335,000
6279326489    20010701   20310601   360    7.125   2,182.85    20010801    359    323,740.90   789     421,000     405,000
6280916955    20010701   20310601   360    7.250   2,426.51    20010801    359    355,422.51   774     775,000          --
6283912332    20010701   20310601   360    7.250   2,558.17    20010801    359    374,707.46   707     650,000          --
6285158421    20010701   20310601   360    7.750   2,722.37    20010701    359    379,731.80   644     550,000          --
6285528086    20010701   20310601   360    7.500   3,845.68    20010801    359    549,591.82   708   1,600,000          --
6285645757    20010701   20310601   360    7.500   2,181.55    20010801    359    311,768.45   702     432,000          --
6285788995    20010701   20310601   360    7.000   3,244.69    20010801    359    487,300.23   731     640,000          --
6287412107    20010701   20310601   360    6.750   3,891.59    20010701    359    599,483.41   784     985,000          --
6287738998    20010701   20310601   360    7.250   2,353.51    20010801    359    344,730.87   665     506,500          --
6289328194    20010701   20310601   360    7.250   3,751.97    20010701    359    549,570.95   714   1,000,000          --
6291508833    20010701   20310601   360    7.500   4,044.96    20010701    359    578,070.67   724     890,000          --
6291934278    20010701   20310601   360    7.500   2,517.18    20010801    359    359,732.82   787     405,000     400,000
6292824205    20010701   20310601   360    6.875   2,341.83    20010701    359    356,181.51   640     538,000          --
6296085068    20010701   20310601   360    7.375   3,246.18    20010701    359    469,642.36   735     875,000          --
6296190074    20010701   20310601   360    7.000   3,958.55    20010701    359    594,512.28   773     850,000          --
6297103761    20010701   20310601   360    7.250   3,765.62    20010801    359    551,569.38   778     690,000     690,000
6297591759    20010701   20310601   360    7.000   3,339.82    20010701    359    501,588.51   778     630,000     627,500
6297626373    20010701   20310601   360    7.000   2,128.97    20010801    359    319,737.70   757     480,000     480,000
6297982883    20010701   20310601   360    6.750   2,983.56    20010801    359    459,603.94   703     630,000     580,000
6298210474    20010701   20310601   360    7.500   4,544.90    20010801    359    649,517.60   748   1,286,000          --
6298725885    20010701   20310601   360    7.250   2,694.60    20010701    359    394,691.86   675     545,000          --
6299024387    20010701   20310601   360    7.250   2,276.43    20010901    359    333,439.67   666     445,000          --
6299987096    20010701   20310601   360    7.750   2,321.18    20010701    359    323,771.32   709     375,000     360,000
6300522197    20010701   20310601   360    7.500   3,971.54    20010701    359    567,578.46   703     737,000     710,000
6301114937    20010801   20310701   360    7.750   3,184.46    20010801    360    444,500.00   721     635,000          --
6301802507    20010701   20310601   360    7.125   2,560.14    20010701    359    379,696.11   712     640,000          --
6302100851    20010701   20310601   360    7.125   2,384.97    20010801    359    353,716.91   765     950,000          --
6302169179    20010701   20310601   360    7.000   2,827.54    20010701    359    424,651.63   762     980,000          --
6303717968    20010701   20310601   360    7.125   2,021.16    20010701    359    299,760.09   801     385,000          --
6305071646    20010701   20310601   360    7.500   2,153.59    20010701    359    307,771.41   726     400,000     385,000
6305263045    20010701   20310601   360    7.500   2,673.80    20010801    359    382,116.20   780     478,000     478,000
6305472984    20010701   20310601   360    6.875   3,284.65    20010801    359    499,579.93   797     632,000     631,990
6305782614    20010601   20310501   360    7.375   4,927.63    20010801    358    712,360.89   720   1,050,000          --
6305893395    20010801   20310701   360    7.000   2,703.79    20010801    360    406,400.00   771     508,000          --
6306880482    20010701   20310601   360    7.000   3,492.84    20010701    359    524,569.66   765     682,000     680,400
6307888500    20010701   20310601   360    7.125   2,248.88    20010801    359    333,533.06   780     450,000          --
6308236493    20010701   20310601   360    7.000   2,128.97    20010701    359    319,737.70   759     400,000     400,000
6308703310    20010701   20310601   360    7.750   7,149.80    20010801    359    997,295.62   669   1,500,000          --
6309024740    20010801   20310701   360    7.500   2,517.18    20010801    360    360,000.00   706     450,000     450,000
6309347992    20010701   20310601   360    7.125   2,910.47    20010801    359    431,654.53   761     540,000     540,000
6310963126    20010701   20310601   360    6.500   2,313.79    20010801    359    365,735.07   736     495,000          --
6311255324    20010701   20310601   360    6.875   2,364.95    20010701    359    359,697.55   743     501,000     500,000
6312026914    20010701   20310601   360    7.125   2,627.51    20010801    359    389,688.12   754     550,000     550,000
6312462812    20010701   20310601   360    7.125   4,379.18    20010701    359    649,480.20   746     875,000     875,000
6312993485    20010701   20310601   360    7.000   2,860.81    20010701    359    429,647.52   702     880,000     850,000
6313104553    20010801   20310701   360    7.375   3,367.05    20010801    360    487,500.00   806     660,000     650,000
6313737337    20010701   20310601   360    7.500   4,474.98    20010701    359    639,525.02   798   1,100,000          --
6314326825    20010701   20310601   360    7.000   3,203.44    20010801    359    478,543.64   752     717,000          --
6314956092    20010801   20310701   360    7.375   3,608.09    20010801    360    522,400.00   759     653,000     653,000
6315335148    20010701   20310601   360    7.250   2,469.48    20010801    359    361,717.60   791     880,000          --
6315570595    20010701   20310601   360    7.500   2,461.24    20010801    359    351,682.58   763     440,000     440,000
6316067948    20010701   20310601   360    6.750   2,270.10    20010801    359    349,598.65   697     650,000          --
6318301063    20010801   20310701   360    6.750   2,981.93    20010801    360    459,750.00   751     613,000          --
6318643274    20010701   20310601   360    7.250   2,369.89    20010801    359    347,128.99   774   1,403,000   1,403,000
6320193300    20010801   20310701   360    7.000   4,324.47    20010801    360    650,000.00   788   1,400,000          --
6321555556    20010701   20310601   360    7.125   1,948.40    20010801    359    288,968.73   751     366,000     361,500
6322408136    20010701   20310601   360    7.500   4,047.58    20010801    359    578,445.39   750     660,000     662,500
6322554129    20010701   20310601   360    7.125   1,994.21    20010701    359    295,763.29   723     370,000     370,000
6322716405    20010701   20310601   360    7.250   4,843.46    20010801    359    709,446.12   698   1,200,000          --
6323668621    20010701   20310601   360    6.750   2,043.09    20010801    359    314,728.79   630     350,000     350,000
6326433080    20010701   20310601   360    7.000   1,995.91    20010801    359    299,754.09   673     334,000     322,000
6327144306    20010701   20310601   360    8.000   2,870.49    20010801    359    390,937.51   752     514,000     489,000
6329137142    20010701   20310601   360    7.125   2,358.02    20010701    359    349,720.11   784     690,500     690,500
6329597675    20010701   20310601   360    7.000   3,120.27    20010701    359    468,615.56   714     800,000          --
6331386497    20010701   20310601   360    7.000   2,494.89    20010801    359    374,692.61   773     542,000          --
6331626595    20010701   20310601   360    7.000   2,022.52    20010801    359    302,450.36   766     464,000          --
6332365243    20010701   20310601   360    7.000   2,288.65    20010701    359    343,718.02   785     430,000     430,000
6333939038    20010701   20310601   360    6.875   3,536.25    20010801    359    537,847.76   773     770,000     769,000
6335660244    20010701   20310601   360    7.500   2,578.71    20010701    359    368,526.29   767     461,000          --
6338060822    20010701   20310601   360    7.125   2,313.14    20010801    359    343,064.44   697     430,000     429,236
6338853754    20010701   20310601   360    7.375   2,223.29    20010701    359    321,655.05   700     440,000          --
6338971168    20010701   20310601   360    7.125   2,263.70    20010701    359    335,731.30   675     510,000          --
6338975615    20010701   20310601   360    7.625   2,772.79    20010701    359    391,466.46   714     490,000     489,690
6341072921    20010801   20310701   360    7.250   2,925.18    20010801    360    428,800.00   776     545,000     536,000
6341605654    20010701   20310601   360    6.875   2,864.87    20010901    359    432,868.75   773     676,000     623,000
6341710132    20010701   20310601   360    7.500   2,861.19    20010801    359    408,896.31   703     511,500     511,500
6343988892    20001101   20301001   360    8.375   2,328.87    20010801    351    303,803.20   730     383,000     382,000
6344019879    20010701   20310601   360    7.750   3,094.91    20010701    359    431,695.09   760     544,000     540,000
6345231333    20010601   20310501   360    7.000   3,060.40    20010801    358    459,243.66   752   1,050,000          --
6348826790    20010701   20310601   360    7.250   2,101.11    20010701    359    307,759.72   721     385,000          --
6350250855    20010701   20310601   360    7.125   2,236.75    20010801    359    331,734.50   788     415,000     415,000
6350828650    20010801   20310701   360    7.125   2,027.90    20010801    360    301,000.00   749     400,000          --
6350916760    20010701   20310601   360    7.000   2,993.87    20010801    359    449,631.13   778     585,000     575,000
6351258170    20010801   20310701   360    7.000   2,481.58    20010801    360    373,000.00   737     555,000          --
6351259194    20010801   20310701   360    7.875   2,486.99    20010801    360    343,000.00   680     490,000          --
6351364168    20010701   20310601   360    7.375   6,734.09    20010701    359    974,258.10   753   1,300,000          --
6352068941    20010801   20310701   360    7.625   2,780.22    20010801    360    392,800.00   758     498,500     491,000
6352235086    20010701   20310601   360    7.000   3,040.44    20010801    359    456,625.39   769     608,000          --
6352275942    20010701   20310601   360    7.250   2,348.36    20010701    359    343,976.45   748     459,000     458,995
6353688358    20010701   20310601   360    7.000   2,627.95    20010801    359    394,676.22   751     565,000          --
6353913814    20010701   20310601   360    7.250   3,541.86    20010701    359    518,794.97   712     649,000     649,000
6355186120    20010701   20310601   360    6.750   2,101.46    20010801    359    323,721.04   737     410,000     405,000
6355960649    20010701   20310601   360    6.750   2,516.57    20010701    359    387,665.93   724     485,000     485,000
6356353323    20010801   20310701   360    7.000   4,324.47    20010801    360    650,000.00   731   1,700,000          --
6356948684    20010701   20310601   360    7.250   2,230.72    20010801    359    326,744.91   745     875,000          --
6357418109    20010701   20310601   360    7.250   2,996.12    20010801    359    438,857.38   796     550,000     549,000
6357488623    20010701   20310601   360    7.375   2,171.99    20010801    359    314,233.71   705     375,000     374,473
6357599494    20010701   20310601   360    7.125   2,459.08    20010701    359    364,708.11   738     950,000          --
6357904835    20010701   20310601   360    7.000   2,135.63    20010801    359    320,736.87   749     459,000          --
6358453535    20010701   20310601   360    7.000   2,262.03    20010701    359    339,721.30   787     585,000          --
6359043475    20010701   20310601   360    7.500   2,608.08    20010701    359    372,723.17   626     565,000          --
6359243463    20010701   20310601   360    7.250   3,929.34    20010801    359    575,550.66   731     720,000     720,000
6362172733    20010801   20310701   360    6.875   2,246.70    20010801    360    342,000.00   747     464,000          --
6362251990    20010701   20310601   360    7.125   2,840.40    20010701    359    421,262.85   812     550,000     527,500
6362313055    20010701   20310601   360    7.000   2,389.19    20010701    359    358,817.63   767     490,000     478,816
6362670702    20010701   20310601   360    7.375   2,182.54    20010801    359    315,759.54   729     396,000     395,000
6364013398    20010701   20310601   360    7.000   3,539.41    20010801    359    531,563.92   765     700,000     665,000
6364542743    20010701   20310601   360    7.250   2,182.97    20010701    359    319,750.36   747     410,000          --
6368193824    20010701   20310601   360    7.250   2,046.53    20010801    359    299,765.97   797     845,000          --
6368640014    20010701   20310601   360    7.500   3,070.96    20010701    359    438,874.04   689     549,000     549,000
6371633477    20010801   20310701   360    7.500   2,167.57    20010801    360    310,000.00   757   2,000,000          --
6371826022    20010701   20310601   360    7.000   2,385.11    20010701    359    358,206.14   745     575,000          --
6371958296    20010801   20310701   360    7.250   2,611.38    20010801    360    382,800.00   781     430,000     425,900
6373534350    20010701   20310601   360    7.625   2,468.44    20010801    359    348,497.58   734     465,000          --
6373790234    20010701   20310601   360    7.125   3,126.06    20010801    359    463,628.94   747     580,000          --
6375079784    20010801   20310701   360    7.000   3,632.56    20010801    360    546,000.00   663     790,000          --
6375518336    20010701   20310601   360    6.875   1,955.35    20010801    359    297,399.94   777     388,000     372,113
6377241523    20010701   20310601   360    7.500   3,170.15    20010801    359    453,049.51   756     850,000          --
6377475709    20010701   20310601   360    7.125   4,379.18    20010701    359    649,480.20   650     850,000          --
6377734295    20010801   20310701   360    7.125   2,600.56    20010801    360    386,000.00   691     535,000          --
6378804238    20010701   20310601   360    7.250   2,462.66    20010801    359    360,718.38   775     390,000     380,000
6380274123    20010701   20310601   360    6.875   4,270.04    20010701    359    649,453.92   686     850,000     845,000
6381844726    20010701   20310601   360    7.125   3,368.60    20010701    359    499,600.15   759   1,675,000          --
6382141460    20010801   20310701   360    7.500   2,482.22    20010801    360    355,000.00   735     530,000          --
6383675086    20010701   20310601   360    7.375   2,707.45    20010701    359    391,701.72   674     490,000          --
6384774284    20010701   20310601   360    7.750   2,528.94    20010701    359    352,750.85   744     478,000     477,500
6387230714    20010701   20310601   360    7.000   2,049.14    20010701    359    307,747.53   766     425,000          --
6387375311    20010701   20310601   360    7.625   2,944.43    20010801    359    415,698.90   730     520,000     520,000
6387808956    20010701   20310601   360    7.000   3,869.40    20010801    359    581,123.27   771     727,000     727,000
6387918839    20010701   20310601   360    7.000   2,820.89    20010801    359    423,152.44   777     530,000     530,000
6389324663    20010701   20310601   360    7.000   3,720.38    20010701    359    558,741.62   702     699,000     699,000
6392873433    20010701   20310601   360    7.000   2,145.61    20010701    359    322,235.64   662     430,000          --
6393460412    20010701   20310601   360    7.250   3,978.46    20010701    359    582,745.04   747     730,000     729,000
6393608358    20010801   20310701   360    8.000   2,107.38    20010801    360    287,200.00   714     359,000          --
6393767147    20010701   20310601   360    7.375   2,359.59    20010801    359    341,375.04   766     428,000     427,044
6393799876    20010701   20310601   360    7.250   2,155.68    20010801    359    315,753.49   748     410,000     395,000
6396978030    20010801   20310701   360    6.625   2,894.21    20010801    360    452,000.00   757     608,900          --
6397301828    20010701   20310601   360    7.125   2,176.12    20010801    359    322,701.69   705     410,000          --
6397882983    20010701   20310601   360    7.625   2,484.36    20010701    359    350,745.95   653     760,000          --
6398810207    20010701   20310601   360    7.375   2,534.78    20010801    359    366,720.74   654     645,000          --
6399105961    20010701   20310601   360    7.000   5,322.42    20010701    359    799,344.25   742   2,500,000          --
6399941233    20010801   20310701   360    6.875   4,171.50    20010801    360    635,000.00   750   2,000,000          --
6400723596    20010801   20310701   360    7.250   2,626.38    20010801    360    385,000.00   651     675,000          --
6402261900    20010701   20310601   360    7.125   2,593.15    20010801    359    384,592.19   799     815,000          --
6402425885    20010701   20310601   360    7.250   1,991.96    20010701    359    291,772.21   776     450,000          --
6402850470    20010701   20310601   360    7.875   2,755.27    20010701    359    379,738.48   780     625,000          --
6403086983    20010801   20310701   360    7.000   2,328.56    20010801    360    350,000.00   750     600,000          --
6403144105    20010801   20310701   360    7.000   2,940.64    20010801    360    440,895.44   695     721,000          --
6405308294    20010701   20310601   360    6.875   2,627.72    20010801    359    399,663.95   713     750,000          --
6406091964    20010801   20310701   360    7.000   3,471.89    20010801    360    521,850.00   693     653,000     652,326
6406730710    20010701   20310601   360    7.125   2,304.12    20010701    359    341,726.51   625     850,000          --
6409343255    20010701   20310601   360    7.750   2,471.63    20010701    359    344,756.50   656     500,000          --
6410175845    20010701   20310601   360    7.375   2,652.20    20010701    359    383,707.80   780     600,000          --
6411332437    20010701   20310601   360    7.000   3,346.48    20010701    359    502,587.69   750     910,000          --
6412676303    20010701   20310601   360    7.125   4,379.18    20010701    359    649,480.20   749     885,000          --
6416437488    20010701   20310601   360    7.250   2,455.84    20010701    359    359,719.16   792     479,000          --
6418206519    20010801   20310701   360    7.125   3,228.46    20010801    360    479,200.00   744     600,000     599,000
6419446304    20010701   20310601   360    7.500   2,561.93    20010801    359    366,128.07   737     500,000          --
6420171206    20010701   20310601   360    7.625   3,185.08    20010701    359    449,674.29   695     600,000          --
6420316884    20010801   20310701   360    7.125   2,193.63    20010801    360    325,600.00   653     407,000          --
6424840517    20010701   20310601   360    7.375   3,149.48    20010801    359    455,653.02   757     570,000          --
6425611065    20010601   20310501   360    7.500   2,198.33    20010701    358    313,931.88   747     393,000          --
6425890875    20010701   20310601   360    7.000   1,871.50    20010801    359    281,069.42   739     425,000          --
6426759475    20010701   20310601   360    7.000   2,794.28    20010701    359    419,655.72   785   1,600,000          --
6427349268    20010701   20310601   360    7.250   2,230.72    20010801    359    326,744.91   773     440,000          --
6427829384    20010701   20310601   360    7.000   4,723.65    20010701    359    709,418.02   748   1,100,000          --
6430942133    20010701   20310601   360    7.500   2,412.30    20010801    359    344,743.95   707     760,000          --
6432952064    20010701   20310601   360    7.375   2,403.55    20010701    359    347,735.20   780     455,000          --
6433618805    20010701   20310601   360    7.500   2,303.22    20010801    359    329,135.95   764     470,000     469,436
6434523319    20010701   20310601   360    7.500   2,153.59    20010801    359    307,771.41   799     386,000     385,000
6436468893    20010701   20310601   360    7.000   2,215.46    20010701    359    332,727.04   750     650,000          --
6436945106    20010701   20310601   360    7.375   2,514.06    20010701    359    363,723.02   683     460,000     455,000
6439364990    20010701   20310601   360    7.125   2,358.02    20010701    359    349,720.11   671     700,000          --
6442074552    20010701   20310601   360    7.625   2,615.30    20010901    359    369,232.56   660     515,000          --
6442922701    20010701   20310601   360    7.375   2,735.08    20010801    359    395,698.67   778     660,000     610,000
6443160889    20010601   20310501   360    6.875   3,330.63    20010801    358    506,145.68   652     725,000          --
6443581977    20010801   20310701   360    7.625   3,822.09    20010801    360    540,000.00   774     675,000     675,000
6443877417    20010701   20310601   360    7.000   2,145.61    20010701    359    322,235.64   719     430,000          --
6445188532    20010701   20310601   360    6.875   2,654.00    20010801    359    403,660.58   777     505,000     505,000
6446144393    20010701   20310601   360    7.125   2,829.62    20010801    359    419,664.13   759     703,000          --
6446799634    20010701   20310601   360    7.000   3,885.37    20010701    359    583,521.30   699     770,000     730,000
6446964022    20010801   20310701   360    7.875   2,323.74    20010801    360    320,485.00   666     375,000          --
6447059152    20010801   20310701   360    7.500   3,279.32    20010801    360    469,000.00   678     670,000          --
6447881936    20010701   20310601   360    6.875   2,837.94    20010701    359    431,637.06   680     645,000          --
6448002672    20010701   20310601   360    7.375   2,978.54    20010701    359    430,921.85   710     575,000          --
6448256278    20010701   20310601   360    7.375   2,265.42    20010801    359    327,750.41   764     410,000     410,000
6449077392    20010701   20310601   360    7.500   2,097.65    20010701    359    299,777.35   659     500,000     500,000
6450747966    20010701   20310601   360    7.125   4,042.32    20010801    359    599,520.18   764   2,050,000          --
6451988874    20010701   20310601   360    7.250   2,734.51    20010701    359    400,537.29   722     625,000          --
6453397132    20010701   20310601   360    7.625   2,999.28    20010801    359    423,443.30   706     565,000          --
6453812916    20010701   20310601   360    7.250   3,131.19    20010701    359    458,641.94   695     679,000     679,000
6454020865    20010701   20310601   360    6.875   2,430.64    20010801    359    369,689.15   732     675,000          --
6454278497    20010801   20310701   360    7.250   3,008.40    20010801    360    441,000.00   660     650,000          --
6454553014    20010701   20310601   360    7.000   2,486.51    20010701    359    373,433.64   640     421,500     415,267
6454873073    20010701   20310601   360    7.125   3,705.46    20010801    359    549,560.17   728     865,000          --
6455470879    20010701   20310601   360    6.875   2,351.81    20010701    359    357,699.23   720     650,000          --
6458363048    20010701   20310601   360    7.000   3,526.11    20010701    359    529,565.56   731     760,000          --
6458825459    20010701   20310601   360    7.375   4,144.06    20010701    359    599,543.44   779     875,000          --
6461749811    20010801   20310701   360    7.250   2,837.86    20010801    360    416,000.00   767     520,000     520,000
6463909751    20010701   20310601   360    7.000   2,195.50    20010701    359    329,729.50   740     415,000          --
6467625999    20010701   20310601   360    7.125   3,705.46    20010801    359    549,560.17   782   1,900,000          --
6467855646    20010701   20310601   360    7.750   2,865.65    20010701    359    399,717.68   684     545,000     545,000
6468293078    20010801   20310701   360    7.125   3,153.01    20010801    360    468,000.00   753     585,000          --
6469951955    20010701   20310601   360    7.250   4,434.15    20010701    359    649,492.93   708   1,100,000          --
6470692283    20010701   20310601   360    7.000   3,659.17    20010701    359    549,549.16   734     700,000          --
6472172946    20010701   20310601   360    7.250   2,182.70    20010701    359    319,710.39   768     400,000     399,950
6473005780    20010701   20310601   360    7.500   3,328.27    20010701    359    475,646.73   701     620,000          --
6473261334    20010701   20310601   360    7.625   2,349.88    20010801    359    331,759.70   771     415,000     415,000
6473837026    20010801   20310701   360    7.000   4,324.47    20010801    360    650,000.00   780     865,000          --
6473848981    20010701   20310601   360    7.375   1,970.50    20010701    359    285,082.91   644     318,000     318,629
6476400301    20010701   20310601   360    7.750   2,149.24    20010801    359    299,788.26   764     400,000     375,000
6476973943    20010801   20310701   360    7.000   1,995.91    20010801    360    300,000.00   750     450,000     450,000
6477606484    20010701   20310601   360    7.000   4,317.82    20010701    359    648,468.01   694     950,000          --
6480390431    20010801   20310701   360    6.875   4,270.04    20010801    360    650,000.00   736     814,000          --
6480703658    20010701   20310601   360    7.500   3,496.08    20010801    359    499,628.92   802   1,150,000          --
6481331228    20010701   20310601   360    7.375   4,005.92    20010701    359    579,558.66   782     725,000     725,000
6483307879    20010801   20260701   300    7.500   3,513.91    20010801    300    475,500.00   762     683,500          --
6484886418    20010801   20310701   360    6.875   3,100.05    20010801    360    471,900.00   742     589,950     589,950
6487647700    20010701   20310601   360    7.500   4,195.29    20010801    359    599,554.71   668     800,000          --
6489163771    20010701   20310601   360    7.250   4,093.06    20010701    359    599,531.94   794     767,000     767,000
6489712866    20010701   20310601   360    7.375   2,667.74    20010701    359    385,956.09   666     515,000          --
6490206270    20010701   20310601   360    7.500   3,496.08    20010801    359    499,628.92   759     680,000          --
6490263313    20010701   20310601   360    7.250   2,039.71    20010801    359    298,766.75   762     435,000          --
6492215444    20010801   20310701   360    7.125   2,075.06    20010801    360    308,000.00   791     700,000          --
6492930828    20010701   20310601   360    7.250   5,955.40    20010701    359    872,318.98   725   1,150,000          --
6493933896    20010701   20310601   360    7.625   2,089.41    20010701    359    294,986.34   690     369,000     369,000
6494869628    20010701   20310601   360    7.125   3,368.60    20010801    359    499,600.15   761     690,000          --
6496966505    20010701   20310601   360    7.000   5,754.87    20010701    359    864,290.96   712   1,800,000   1,641,357
6497196433    20010801   20310701   360    7.000   2,102.36    20010801    360    316,000.00   745     555,000          --
6497467834    20010701   20310601   360    7.000   1,962.65    20010801    359    294,758.18   764     322,000     320,000
6497614955    20010801   20310701   360    7.375   2,770.99    20010801    360    401,200.00   726     540,000          --
6498509790    20010701   20310601   360    7.625   4,147.68    20010701    359    585,575.86   720   1,000,000          --
6500432031    20010701   20310601   360    7.250   4,087.61    20010801    359    598,732.56   685     749,000     749,000
6500758815    20010701   20310601   360    7.875   3,190.31    20010801    359    439,697.19   686     550,000     550,000
6501845124    20010701   20310601   360    7.250   2,701.42    20010801    359    395,691.08   692     510,000     495,000
6502210179    20010701   20310601   360    7.250   2,221.17    20010701    359    325,346.00   727     407,000     407,000
6504202695    20010701   20310601   360    6.875   3,107.28    20010701    359    472,602.62   712     685,000     685,000
6504591824    20010701   20310601   360    7.250   2,933.36    20010701    359    429,664.56   720     700,000          --
6505173358    20010701   20310601   360    7.000   2,674.52    20010701    359    401,670.48   774     505,000     503,000
6505419223    20010701   20310601   360    7.250   2,564.99    20010701    359    375,706.68   740     470,000          --
6506185583    20010701   20310601   360    6.625   2,657.30    20010801    359    414,633.85   788     730,000          --
6506999165    20010701   20310601   360    7.375   2,133.50    20010801    359    308,664.95   795     425,000          --
6507551890    20010801   20310701   360    7.000   2,208.81    20010801    360    332,000.00   751     600,000          --
6508009492    20010701   20310601   360    7.125   2,698.25    20010801    359    400,179.72   782     720,000          --
6508282610    20010701   20310601   360    6.875   2,279.55    20010701    359    346,708.47   722     483,000          --
6509674567    20010801   20310701   360    7.375   2,393.19    20010801    360    346,500.00   790     495,000     495,000
6510930628    20010701   20310601   360    7.000   2,265.36    20010801    359    340,220.89   747     545,000          --
6511167287    20010701   20310601   360    7.250   3,001.58    20010801    359    439,656.75   696   1,350,000          --
6511844091    20010701   20310601   360    7.375   2,258.51    20010701    359    326,751.18   777     515,000          --
6512367811    20010701   20310601   360    7.125   4,281.49    20010701    359    634,991.79   793   1,110,000          --
6512837458    20010701   20310601   360    7.125   3,013.55    20010801    359    446,942.29   775     639,000     639,000
6513387735    20010701   20310601   360    7.375   2,866.31    20010801    359    414,684.21   764     520,000          --
6513441052    20010701   20310601   360    7.000   2,148.93    20010801    359    322,735.24   782     468,000          --
6513951431    20010701   20310601   360    6.875   2,135.02    20010701    359    324,726.96   802     435,000          --
6514674008    20010801   20310701   360    6.875   2,647.43    20010801    360    403,000.00   658     620,000          --
6516801237    20010701   20310601   360    7.375   1,968.43    20010701    359    284,783.13   726     300,000     300,000
6517209190    20010801   20310701   360    7.500   4,111.39    20010801    360    588,000.00   658     735,000     735,000
6518802175    20010801   20310701   360    7.500   3,894.63    20010801    360    557,000.00   655     710,000          --
6519062696    20010701   20310601   360    7.250   2,466.75    20010701    359    361,317.92   799     463,500     452,500
6519597188    20010801   20310701   360    7.250   6,139.59    20010801    360    900,000.00   619   1,300,000   1,300,000
6520136000    20010701   20310601   360    6.750   2,464.68    20010801    359    379,672.82   791     513,000     520,976
6522451639    20010701   20310601   360    6.875   4,138.66    20010801    359    629,470.72   753     900,000          --
6522489670    20010801   20310701   360    6.875   4,046.69    20010801    360    616,000.00   753     790,000          --
6522984001    20010801   20310701   360    7.500   2,424.18    20010801    360    346,700.00   777     610,000          --
6524473326    20010801   20310701   360    7.125   2,666.29    20010801    360    395,757.00   723     495,000     494,697
6524702062    20010701   20310601   360    6.750   3,062.69    20010701    359    471,793.44   734   1,300,000          --
6524884423    20010801   20310701   360    6.750   4,170.49    20010801    360    643,000.00   767     869,000          --
6525084502    20010701   20310601   360    7.250   2,691.19    20010801    359    394,192.25   657     526,000          --
6525110729    20010701   20310601   360    7.500   2,245.81    20010801    359    320,951.63   734     401,500     401,487
6528169474    20010701   20310601   360    7.500   2,447.26    20010701    359    349,740.24   786     520,000          --
6529507334    20010701   20310601   360    7.250   2,592.27    20010801    359    379,703.56   789     480,000     475,000
6530042511    20010801   20310701   360    7.125   2,486.03    20010801    360    369,000.00   768     465,000          --
6531116033    20010701   20310601   360    7.000   3,060.40    20010701    359    459,622.93   716     800,000          --
6531304159    20010701   20310601   360    7.000   3,739.01    20010701    359    561,539.32   754     703,000     702,573
6531569637    20010701   20310601   360    7.250   2,046.53    20010801    359    299,765.97   745     650,000     650,000
6533918808    20010701   20310601   360    7.125   3,287.75    20010801    359    487,609.75   779     760,000     659,000
6534665184    20010701   20310601   360    7.125   3,923.74    20010801    359    581,934.26   623     850,000     832,000
6535309675    20010801   20310701   360    7.500   2,510.88    20010801    360    359,100.00   701     390,000     378,000
6536182154    20010701   20310601   360    7.250   2,292.12    20010801    359    335,737.88   659     425,000          --
6537559640    20010601   20310501   360    7.625   2,413.58    20010701    358    340,504.81   674     606,000          --
6537657261    20010701   20310601   360    7.500   4,090.41    20010801    359    584,565.84   631   1,300,000          --
6537988203    20010701   20310601   360    7.250   2,728.71    20010801    359    399,687.96   795     620,000          --
6539591609    20010701   20310601   360    7.625   4,883.78    20010701    359    689,500.59   783   1,330,000          --
6539822277    20010801   20310701   360    7.000   3,220.07    20010801    360    484,000.00   772     605,000     605,000
6541265127    20010801   20310701   360    7.250   3,178.95    20010801    360    466,000.00   714     880,000     879,000
6542497810    20010701   20310601   360    7.000   2,907.38    20010801    359    436,641.79   778     650,000          --
6544245282    20010801   20310701   360    6.875   2,233.56    20010801    360    340,000.00   786     425,000     425,000
6544970798    20010801   20310701   360    6.875   2,364.95    20010801    360    360,000.00   793     565,000          --
6545932367    20010701   20310601   360    7.500   2,412.30    20010701    359    344,743.95   751     675,000          --
6548220604    20010801   20310701   360    7.000   2,761.01    20010801    360    415,000.00   743     545,000          --
6549425327    20010801   20310701   360    7.000   2,128.97    20010801    360    320,000.00   680     470,000          --
6550222761    20010701   20310601   360    7.125   2,937.84    20010801    359    435,713.28   695     570,000          --
6550241019    20010701   20310601   360    7.000   2,395.09    20010801    359    359,704.91   771     590,000     587,166
6550454851    20010701   20310601   360    7.375   3,674.40    20010701    359    531,595.18   790     665,000     665,000
6551488908    20010701   20310601   360    7.125   2,290.65    20010801    359    339,728.10   735     465,000          --
6551667667    20010801   20310701   360    7.000   3,193.46    20010801    360    480,000.00   739     690,000          --
6554443082    20010701   20310601   360    7.250   2,387.62    20010701    359    349,726.96   760     500,000          --
6554920436    20010801   20310701   360    7.250   2,967.47    20010801    360    435,000.00   656     625,000          --
6555720587    20010801   20310701   360    7.375   4,662.06    20010801    360    675,000.00   680   1,100,000   1,075,000
6556324488    20010801   20310701   360    7.250   2,513.82    20010801    360    368,500.00   658     500,000          --
6556578653    20010701   20310601   360    6.875   2,810.02    20010801    359    427,390.63   760     570,000     535,765
6556630215    20010701   20310601   360    7.000   2,767.66    20010801    359    415,659.01   748   1,100,000          --
6557416812    20010701   20310601   360    6.875   2,397.80    20010701    359    364,693.35   786     570,000     565,000
6558056328    20010801   20310701   360    7.000   2,777.64    20010801    360    417,500.00   696     525,000          --
6558511454    20010701   20310601   360    7.125   2,290.65    20010701    359    339,728.10   638     518,000     518,000
6559130080    20010701   20310601   360    7.125   3,233.85    20010801    359    479,616.15   757     610,000     600,000
6559179251    20010701   20310601   360    7.125   2,125.59    20010701    359    315,247.69   748     395,000     394,375
6559816969    20010701   20310601   360    7.000   3,113.62    20010701    359    467,616.38   716     590,000     585,000
6560007210    20010701   20310601   360    7.250   2,719.16    20010801    359    398,289.05   741     555,000          --
6560128586    20010801   20310701   360    7.250   2,210.26    20010801    360    324,000.00   793     405,000     405,000
6560907377    20010701   20310601   360    6.875   2,384.66    20010801    359    362,695.03   707     550,000          --
6562188513    20010801   20310701   360    6.875   2,135.02    20010801    360    325,000.00   719     435,000          --
6565331813    20010701   20310601   360    7.250   2,599.10    20010801    359    380,702.78   712     650,000          --
6566036155    20010701   20310601   360    6.875   2,885.24    20010701    359    438,831.01   800     549,000     549,000
6566740491    20010801   20310701   360    7.125   2,381.60    20010801    360    353,500.00   700     565,000     505,000
6567244709    20010801   20310701   360    6.750   2,497.11    20010801    360    385,000.00   805     610,000     586,450
6569097287    20010701   20310601   360    7.750   3,582.07    20010801    359    499,647.10   713     625,000          --
6571147666    20010801   20310701   360    7.750   2,235.21    20010801    360    312,000.00   646     390,000          --
6573033245    20010701   20310601   360    7.250   3,291.51    20010701    359    482,123.59   777     938,000          --
6573727580    20010801   20310701   360    7.500   3,968.05    20010801    360    567,500.00   663     715,000          --
6574219611    20010701   20310601   360    7.625   3,567.29    20010801    359    503,635.21   693     640,000     630,000
6574551195    20010701   20310601   360    7.125   2,728.57    20010801    359    404,676.12   683     575,000          --
6575220816    20010701   20310601   360    7.625   2,229.56    20010801    359    314,772.00   658     475,000          --
6575677650    20010701   20310601   360    7.000   2,341.87    20010701    359    351,711.46   679     440,000          --
6577749812    20010701   20310601   360    7.000   4,094.28    20010801    359    614,895.55   700     790,000     769,250
6578792571    20010701   20310601   360    7.250   2,128.40    20010701    359    311,756.60   743     500,000          --
6579424547    20010701   20310601   360    7.375   6,906.76    20010701    359    999,239.07   748   1,650,000          --
6579765618    20010701   20310601   360    7.375   4,226.94    20010701    359    611,534.31   714     765,000     765,000
6583531162    20010701   20310601   360    7.500   2,796.86    20010701    359    399,703.14   757     500,000     500,000
6584015553    20010701   20310601   360    7.625   2,423.49    20010801    359    342,152.18   737     440,000     428,000
6585748871    20010701   20310601   360    7.125   2,964.37    20010801    359    439,648.13   666     740,000     740,000
6585897413    20010701   20310601   360    7.000   2,368.48    20010801    359    355,708.19   641     470,000          --
6588310430    20010701   20310601   360    7.000   2,328.56    20010701    359    349,713.11   801     665,000     665,000
6589231841    20010801   20310701   360    7.375   2,969.91    20010801    360    430,000.00   647     780,000          --
6589989869    20010701   20310601   360    6.875   2,956.19    20010701    359    449,621.94   718     925,000          --
6590011943    20010801   20310701   360    7.500   2,622.06    20010801    360    375,000.00   725     620,000          --
6591247140    20010701   20310601   360    6.750   4,540.19    20010701    359    699,397.31   736   1,505,000   1,505,000
6591298952    20010701   20310601   360    7.000   2,661.22    20010701    359    399,672.11   762     535,000          --
6592613274    20010701   20310601   360    7.000   2,029.18    20010701    359    304,749.99   724     625,000          --
6592984899    20010701   20260601   300    7.250   2,699.14    20010701    299    372,980.96   765     730,000          --
6593457788    20010701   20310601   360    7.000   4,324.47    20010701    359    649,467.20   660     855,000          --
6593527218    20010701   20310601   360    7.750   2,250.26    20010701    359    313,878.30   769     349,000     349,000
6593814160    20010701   20310601   360    7.000   2,049.14    20010701    359    307,747.53   722     400,000     385,000
6594330513    20010701   20310601   360    7.000   2,927.34    20010801    359    439,639.33   758     555,000     550,000
6594537794    20010701   20310601   360    7.125   2,128.96    20010701    359    315,747.29   632     395,000          --
6594615442    20010701   20310601   360    7.000   2,190.15    20010801    359    328,926.16   792     480,000     470,280
6595194447    20010701   20310601   360    7.000   3,326.52    20010801    359    499,590.15   788   3,600,000          --
6596569027    20010801   20310701   360    7.000   2,288.65    20010801    360    344,000.00   731     450,000     430,000
6598282124    20010801   20310701   360    7.250   3,056.15    20010801    360    448,000.00   765     560,000     560,000
6599581342    20010801   20310701   360    7.500   2,461.24    20010801    360    352,000.00   651     440,000     440,000
6599906861    20010701   20310601   360    7.625   2,831.18    20010701    359    399,710.49   604   1,025,000          --
6604055969    20010801   20310701   360    7.750   2,865.65    20010801    360    400,000.00   710     910,000     855,000
6604966926    20010701   20310601   360    7.000   4,074.98    20010701    359    611,997.94   787     875,000     875,000
6606077284    20010701   20310601   360    7.125   3,368.60    20010801    359    499,600.15   795     630,000     630,000
6606260781    20010801   20310701   360    7.000   2,315.26    20010801    360    348,000.00   658     435,000     435,000
6606986609    20010601   20310501   360    6.875   2,824.80    20010701    358    428,991.64   691     805,000          --
6607321772    20010701   20310601   360    7.250   3,049.33    20010801    359    446,651.30   786     600,000          --
6609229080    20010801   20310701   360    7.125   2,331.61    20010801    360    346,080.00   728     440,000     432,600
6610307321    20010701   20310601   360    7.125   2,600.56    20010701    359    385,691.32   749     640,000          --
6610749142    20010801   20310701   360    7.125   4,306.41    20010801    360    639,200.00   771     799,000     799,000
6611502326    20010701   20310601   360    7.625   2,215.40    20010701    359    312,773.45   736     450,000          --
6612352473    20010701   20310601   360    7.250   3,099.27    20010701    359    453,965.58   740     567,900     567,900
6612796646    20010701   20310601   360    7.000   2,448.32    20010701    359    367,698.35   685     460,000          --
6612920444    20010701   20310601   360    7.875   2,603.00    20010801    359    358,752.94   650     575,000          --
6613026944    20010801   20310701   360    7.375   2,072.03    20010801    360    300,000.00   683     375,000          --
6613284519    20010801   20310701   360    7.500   3,496.08    20010801    360    500,000.00   652     650,000          --
6616243421    20010701   20310601   360    7.250   2,333.05    20010701    359    341,733.20   719     490,000          --
6616774714    20010801   20310701   360    6.625   1,997.78    20010801    360    312,000.00   732     390,500     390,000
6617056319    20010801   20310701   360    7.750   3,420.87    20010801    360    477,500.00   772     620,000          --
6617255762    20010701   20310601   360    7.000   3,193.46    20010701    359    479,606.54   660     660,000          --
6617262321    20010701   20310601   360    7.250   6,369.83    20010701    359    933,021.58   712   1,250,000   1,245,000
6617669343    20010701   20310601   360    6.500   2,089.39    20010801    359    330,265.17   794     415,000     413,205
6617956385    20010701   20310601   360    6.750   3,340.29    20010701    359    514,556.59   796     950,000          --
6622697990    20010701   20310601   360    7.125   2,926.64    20010701    359    434,052.61   775     547,000     543,783
6623405450    20010701   20310601   360    7.375   3,150.17    20010801    359    455,752.94   803     708,000          --
6623812234    20010701   20310601   360    6.750   2,542.51    20010701    359    391,662.49   643     750,000          --
6623849277    20010701   20310601   360    7.375   3,211.64    20010801    359    464,646.17   709     875,000          --
6625116063    20010701   20310601   360    7.250   2,248.46    20010701    359    329,342.87   776     412,000     412,000
6626073982    20010701   20310601   360    7.000   2,162.24    20010801    359    324,733.59   784     525,000          --
6626963059    20010801   20310701   360    7.875   3,219.31    20010801    360    444,000.00   773     560,000     555,000
6627814152    20010701   20310601   360    7.750   3,632.22    20010801    359    506,642.15   790     635,000     633,750
6629063683    20010701   20310601   360    6.750   2,490.62    20010801    359    383,669.38   701     530,000          --
6629412328    20010801   20310701   360    7.125   2,327.70    20010801    360    345,500.00   673     600,000          --
6630694419    20010701   20310601   360    6.750   3,331.21    20010701    359    513,157.79   782     642,000     642,000
6630849492    20010701   20310601   360    7.625   3,015.21    20010701    359    425,691.67   750     548,000     547,528
6632027972    20010701   20310601   360    7.875   2,175.21    20010701    359    299,793.54   707     455,000     450,000
6632280431    20010701   20310601   360    7.250   4,093.06    20010801    359    599,531.94   782     930,000     925,000
6632698053    20010701   20310601   360    6.625   1,849.86    20010701    359    288,645.11   785     435,000          --
6632914930    20010801   20310701   360    7.000   1,926.72    20010801    360    287,422.97   680     390,000          --
6633105025    20010601   20310501   360    7.125   3,031.74    20010701    358    449,278.14   684     600,000     600,000
6633832115    20010701   20310601   360    7.375   2,175.63    20010801    359    314,760.31   741     422,000          --
6634382698    20010701   20310601   360    7.125   2,243.49    20010701    359    332,733.70   669     650,000          --
6634448044    20010701   20310601   360    7.375   2,052.53    20010701    359    296,949.86   714     372,000     371,470
6634876533    20010701   20310601   360    7.625   2,491.44    20010701    359    351,745.23   656     485,000          --
6635628768    20010801   20310701   360    7.625   2,958.58    20010801    360    418,000.00   699     522,500     522,500
6636413079    20010601   20310501   360    7.250   2,674.14    20010701    358    391,386.54   801   1,135,000          --
6638135928    20010701   20310601   360    7.500   2,412.30    20010801    359    344,743.95   735     660,000          --
6640605140    20010701   20310601   360    7.375   2,831.77    20010801    359    409,688.02   697   1,500,000          --
6642829201    20010701   20310601   360    6.750   2,532.78    20010801    359    390,096.56   628     738,500          --
6642911215    20010701   20310601   360    7.375   2,762.71    20010701    359    399,695.62   753     525,000     522,500
6644464783    20010701   20310601   360    7.125   2,189.59    20010701    359    324,740.10   745     475,000     439,000
6645140549    20010701   20310601   360    6.875   3,074.43    20010801    359    467,606.82   742     585,000     585,000
6645668291    20010801   20310701   360    7.375   2,969.91    20010801    360    430,000.00   782     600,000     593,000
6646466943    20010701   20310601   360    7.375   2,590.04    20010701    359    374,714.65   778     950,000          --
6647631545    20010801   20310701   360    7.125   2,361.39    20010801    360    350,500.00   726     485,000          --
6647986758    20010801   20310701   360    7.500   3,412.17    20010801    360    488,000.00   783     610,000     610,847
6648611322    20010701   20310601   360    7.250   3,342.67    20010801    359    489,617.75   639     700,000          --
6648715859    20010701   20310601   360    7.625   3,114.30    20010701    359    439,681.53   766     550,000     550,000
6649625545    20010701   20310601   360    6.875   2,785.38    20010701    359    423,643.79   699     530,000     530,000
6650046797    20010701   20310601   360    6.625   2,702.12    20010801    359    421,627.67   757     535,000          --
6650159251    20010801   20310701   360    7.125   3,031.74    20010801    360    450,000.00   678   2,150,000          --
6650406603    20010801   20310701   360    7.500   3,747.24    20010801    360    535,920.00   752     669,900     669,900
6650549758    20010801   20310701   360    7.625   2,717.93    20010801    360    384,000.00   701     480,000          --
6651431477    20010701   20310601   360    7.500   5,027.36    20010701    359    718,466.39   719   1,400,000          --
6653352713    20010701   20310601   360    7.500   3,761.78    20010801    359    536,745.67   707     690,000          --
6653596194    20010701   20310601   360    7.250   6,330.60    20010801    359    927,276.07   759   1,170,000   1,160,000
6654377313    20010701   20310601   360    7.250   2,455.84    20010801    359    359,519.16   695     480,000          --
6655069950    20010701   20310601   360    7.000   2,267.36    20010801    359    340,520.64   780     431,000     426,000
6655213830    20010701   20310601   360    7.000   2,937.98    20010701    359    441,238.02   719     552,000     552,000
6656076830    20010701   20310601   360    7.250   4,284.07    20010701    359    627,510.10   788     785,000     785,000
6656309462    20010701   20310601   360    7.500   2,957.68    20010801    359    422,686.07   773     855,000          --
6656443030    20010701   20310601   360    7.000   2,940.64    20010701    359    441,637.69   780   1,625,000          --
6658852428    20010701   20310601   360    7.375   2,389.74    20010701    359    345,736.72   729     432,500     432,500
6660404580    20010701   20310601   360    7.250   2,073.82    20010801    359    303,762.85   736     380,000          --
6660478048    20010701   20310601   360    7.375   3,418.85    20010701    359    494,623.34   746     732,000          --
6661326709    20010801   20310701   360    6.875   2,430.64    20010801    360    370,000.00   673     518,000          --
6663433362    20010701   20310601   360    7.375   2,072.03    20010801    359    299,771.72   611     375,000          --
6663543400    20010701   20310601   360    7.000   3,685.78    20010801    359    553,545.89   749     855,000          --
6664328264    20010701   20310601   360    6.875   2,075.90    20010801    359    315,734.52   677     395,000     395,000
6666812687    20010701   20310601   360    7.125   2,593.82    20010701    359    384,692.12   697   1,100,000          --
6667206673    20010801   20310701   360    7.250   2,283.93    20010801    360    334,800.00   792     458,000          --
6669236868    20010801   20310701   360    7.000   3,228.72    20010801    360    485,300.00   736     725,000          --
6670295572    20010701   20310601   360    7.375   3,778.00    20010801    359    546,583.77   796     714,950          --
6670755682    20010701   20310601   360    7.375   2,072.03    20010801    359    299,721.72   778     375,000     375,000
6671794573    20010801   20310701   360    7.125   2,351.28    20010801    360    349,000.00   706     675,000          --
6673026248    20010701   20310601   360    7.250   1,964.67    20010801    359    287,775.33   733     360,000          --
6675041039    20010701   20310601   360    7.375   2,210.17    20010701    359    319,756.50   636     430,000          --
6678823250    20010801   20310701   360    7.500   2,097.65    20010801    360    300,000.00   740     395,362          --
6681594054    20010801   20310701   360    7.000   2,091.72    20010801    360    314,400.00   712     395,000     393,000
6681715063    20010701   20310601   360    7.000   2,022.52    20010801    359    303,750.81   723     384,000     380,000
6682225716    20010701   20310601   360    7.125   2,425.39    20010801    359    359,712.11   763     450,000     450,000
6682547259    20010801   20310701   360    7.125   2,358.02    20010801    360    350,000.00   753     510,000     504,334
6682978629    20010801   20310701   360    6.625   2,263.50    20010801    360    353,500.00   792     645,000     603,500
6684008615    20010701   20310601   360    6.875   2,627.72    20010801    359    399,663.95   758     506,000     505,000
6685199827    20010701   20310601   360    7.500   2,657.02    20010801    359    379,717.98   775     475,000          --
6686273217    20010701   20310601   360    7.000   3,188.13    20010701    359    478,807.20   731     600,000     599,000
6686533974    20010801   20310701   360    7.000   3,220.07    20010801    360    484,000.00   736     606,000     605,000
6687075710    20010701   20310601   360    7.250   2,452.43    20010801    359    359,219.55   628     800,000          --
6688101010    20010701   20310601   360    7.625   2,406.50    20010701    359    339,753.92   746     540,000          --
6688640405    20010701   20310601   360    6.875   1,865.68    20010701    359    283,761.40   763     365,000     355,000
6689177233    20010701   20310601   360    7.250   2,653.67    20010701    359    388,696.54   767     519,000     519,000
6690061699    20010701   20310601   360    7.375   2,872.66    20010801    359    412,266.50   788     530,000     519,900
6691883091    20010701   20310601   360    7.000   2,614.64    20010801    359    392,677.86   746     574,000          --
6692407080    20010701   20310601   360    7.000   2,993.87    20010701    359    449,631.13   799     930,000     930,000
6692788497    20010701   20310601   360    6.875   2,397.80    20010701    359    364,693.35   732     560,000          --
6697602982    20010701   20310601   360    7.125   2,328.38    20010701    359    345,323.62   693     432,000     432,000
6698302798    20010801   20310701   360    7.000   2,155.59    20010801    360    324,000.00   706     405,000          --
6698373070    20010701   20310601   360    7.000   2,661.22    20010801    359    399,672.11   771     575,000     572,000
6700458281    20010701   20310601   360    7.500   2,181.55    20010801    359    311,768.45   658     417,000     416,542
6700791384    20010801   20310701   360    7.375   5,525.41    20010801    360    800,000.00   710   1,225,000   1,206,500
6702112555    20010701   20310601   360    7.125   2,317.60    20010801    359    343,524.90   751     455,000          --
6702465839    20010801   20310701   360    7.375   2,845.59    20010801    360    412,000.00   749     539,000          --
6702675585    20010801   20310701   360    7.500   2,321.40    20010801    360    332,000.00   806     415,500     415,000
6704271326    20010801   20310701   360    6.625   3,521.40    20010801    360    549,950.00   794     705,000     699,950
6704501953    20010701   20310601   360    6.875   3,724.79    20010801    359    566,523.65   771     767,000          --
6706122311    20010701   20310601   360    7.125   3,166.48    20010701    359    469,624.15   783     659,000          --
6706813992    20010701   20310601   360    6.875   2,791.95    20010701    359    424,642.95   741     630,000          --
6707433519    20010701   20310601   360    7.125   2,526.45    20010701    359    374,700.11   780     555,000     555,000
6709668914    20010701   20310601   360    6.875   3,503.90    20010701    359    532,926.89   765     640,000     627,500
6710207041    20010701   20310601   360    7.000   2,246.07    20010701    359    337,323.26   779     478,000          --
6710936474    20010801   20310701   360    7.375   6,547.61    20010801    360    948,000.00   724   1,500,000          --
6711693546    20010701   20310601   360    7.125   2,371.49    20010701    359    351,718.51   702     442,000          --
6712600664    20010701   20310601   360    7.375   2,347.61    20010701    359    338,161.31   783     578,000          --
6714182463    20010701   20310601   360    7.500   2,600.52    20010701    359    371,643.98   742     464,900     464,900
6714325021    20010801   20310701   360    6.750   2,409.55    20010801    360    371,500.00   759     690,000          --
6714635551    20010701   20310601   360    7.625   3,538.97    20010701    359    499,638.11   695     765,000          --
6714853410    20010701   20310601   360    7.000   3,053.74    20010701    359    458,623.76   711     705,000          --
6715098395    20010701   20310601   360    7.500   2,197.78    20010801    359    314,086.72   634     415,000     392,900
6715372436    20010701   20310601   360    7.125   2,667.93    20010701    359    395,683.32   620     500,000          --
6715438203    20010701   20310601   360    7.375   3,193.69    20010701    359    462,048.14   654     578,000     578,000
6717548124    20010701   20310601   360    7.250   2,630.48    20010801    359    385,299.19   764     485,000     482,000
6718278242    20010701   20310601   360    7.375   2,355.51    20010701    359    340,784.49   663     635,000          --
6718684993    20010801   20310701   360    7.000   3,991.82    20010801    360    600,000.00   762     775,000     760,000
6721756929    20010701   20310601   360    7.625   2,633.00    20010801    359    371,730.75   718     700,000          --
6722140016    20010701   20310601   360    7.125   2,565.53    20010701    359    380,495.47   741     476,000          --
6722688972    20010701   20310601   360    7.000   2,494.89    20010801    359    374,692.61   747     550,000          --
6722839724    20010701   20310601   360    7.375   2,935.37    20010801    359    424,676.61   719     582,000          --
6723328057    20010701   20310601   360    7.250   3,410.89    20010701    359    499,609.94   716   1,250,000          --
6725162504    20010701   20310601   360    7.500   2,447.26    20010801    359    349,740.24   726     625,000          --
6725487612    20010701   20310601   360    7.125   2,614.03    20010701    359    387,689.72   722   1,375,000          --
6727307560    20010701   20310601   360    7.125   2,354.27    20010701    359    349,163.55   771     495,000          --
6727796879    20010701   20310601   360    6.875   3,284.65    20010701    359    499,579.93   782     800,000     795,000
6728848901    20010701   20310601   360    7.375   2,016.78    20010701    359    291,777.80   651     410,000          --
6730955793    20010701   20310601   360    8.000   3,301.95    20010801    359    449,698.05   674     500,000     500,000
6733270901    20010701   20310601   360    7.000   1,995.91    20010801    359    299,754.09   707     415,000          --
6733492844    20010701   20310601   360    7.000   2,594.68    20010701    359    389,680.32   722     495,000          --
6733587890    20010801   20310701   360    7.625   2,410.04    20010801    360    340,500.00   750     481,000          --
6734099895    20010701   20310601   360    7.250   5,593.85    20010801    359    819,360.32   718   1,490,000          --
6734324525    20010701   20310601   360    7.125   2,196.33    20010801    359    325,739.30   745     495,000          --
6735950286    20010701   20310601   360    7.000   2,262.03    20010701    359    339,721.30   799   1,150,000          --
6736284875    20010701   20310601   360    7.125   2,526.45    20010701    359    374,700.11   696     505,000          --
6736290716    20010701   20310601   360    6.875   2,463.49    20010701    359    374,684.95   768     560,000          --
6737937810    20010701   20310601   360    7.125   2,640.98    20010701    359    391,686.52   685     490,000          --
6738504403    20010701   20310601   360    7.250   2,271.65    20010801    359    332,740.23   763     606,000          --
6738931440    20010701   20310601   360    7.625   2,300.33    20010801    359    324,764.77   704     423,000     420,057
6740553273    20010701   20310601   360    7.500   2,500.40    20010801    359    357,334.60   753     447,000     447,000
6740635005    20010701   20310601   360    7.500   3,146.47    20010801    359    449,666.03   614     700,000          --
6742746040    20010701   20310601   360    6.875   2,529.18    20010801    359    384,676.55   787     950,000          --
6742794800    20010701   20310601   360    7.000   2,139.62    20010801    359    321,336.38   779     425,000     402,062
6743122860    20010701   20310601   360    7.750   2,364.17    20010701    359    329,767.08   660     500,000          --
6743538461    20010701   20310601   360    6.625   3,568.74    20010801    359    556,852.26   722     740,000          --
6743991298    20010701   20310601   360    7.000   2,927.34    20010701    359    439,639.33   701     600,000          --
6747851324    20010701   20310601   360    7.375   2,431.18    20010801    359    351,732.15   753     440,000          --
6747996830    20010701   20310601   360    7.250   2,728.71    20010801    359    399,687.96   715     500,000     500,000
6748679161    20010701   20310601   360    7.250   2,232.09    20010801    359    326,944.74   787     410,000     409,000
6748762272    20010701   20310601   360    7.625   2,668.39    20010701    359    376,727.13   762     505,000          --
6749154529    20010801   20310701   360    7.000   3,096.99    20010801    360    465,500.00   700     665,000          --
6749183312    20010701   20310601   360    6.625   4,162.03    20010701    359    649,426.51   709   1,170,000   1,015,000
6751237717    20010801   20310701   360    7.500   2,573.11    20010801    360    368,000.00   650     436,000          --
6752648136    20010701   20310601   360    7.375   3,978.29    20010701    359    575,561.71   765     823,000          --
6753207957    20010701   20310601   360    7.375   3,121.86    20010701    359    451,656.06   782     565,000     565,000
6753701561    20010701   20310601   360    6.875   2,397.80    20010801    359    364,693.35   767     880,000     878,500
6754550413    20010701   20310601   360    7.000   1,995.91    20010801    359    299,754.09   723     471,000          --
6757498537    20010701   20310601   360    7.500   3,579.98    20010701    359    511,620.02   751     650,000     640,000
6757796716    20010701   20310601   360    7.125   2,177.46    20010801    359    322,941.54   664     404,000          --
6759695247    20010701   20310601   360    7.375   3,315.25    20010801    359    479,634.75   786     600,000     600,000
6759757369    20010701   20310601   360    7.875   2,937.09    20010801    359    404,797.22   654     507,000     506,345
6761308466    20010701   20310601   360    7.750   2,377.92    20010801    359    331,685.73   665     415,000     414,900
6761501268    20010701   20310601   360    7.125   2,913.84    20010801    359    432,154.13   697     675,000     662,500
6763621296    20010801   20310701   360    7.250   6,821.77    20010801    360   ,000,000.00   719   2,200,000          --
6765626418    20010701   20310601   360    7.000   3,022.47    20010801    359    453,927.61   725     649,000     649,000
6768498583    20010701   20310601   360    7.250   2,024.70    20010801    359    296,568.47   708     371,500     371,083
6768609734    20010701   20310601   360    7.000   2,661.22    20010801    359    399,672.11   775     614,000          --
6769173847    20010701   20310601   360    7.000   2,435.01    20010701    359    365,699.99   666     500,000     486,107
6770800578    20010601   20310501   360    6.750   2,393.33    20010801    358    368,362.81   750     470,000          --
6771868889    20010701   20310601   360    7.125   2,964.37    20010801    359    439,648.13   616     745,000          --
6773029084    20010701   20310601   360    7.875   2,755.27    20010701    359    379,738.48   742     540,000     475,000
6773469918    20010701   20310601   360    7.125   2,829.62    20010701    359    419,664.13   778     540,000     525,000
6776462829    20010801   20310701   360    6.750   2,205.24    20010801    360    340,000.00   700     515,000     515,000
6777897098    20010701   20310601   360    7.250   3,683.76    20010801    359    539,578.74   750     675,000     675,000
6777952067    20010701   20310601   360    7.750   2,503.87    20010701    359    349,253.32   742     466,000          --
6778932209    20010701   20310601   360    7.500   2,726.94    20010701    359    389,710.56   741     850,000          --
6780107949    20010701   20310601   360    7.000   2,869.12    20010701    359    430,896.51   657     590,000     575,000
6781979601    20010701   20310601   360    7.250   4,434.15    20010801    359    649,492.93   732     850,000     899,000
6784335876    20010701   20310601   360    7.500   2,069.68    20010701    359    295,780.32   691     370,000          --
6785695757    20010701   20310601   360    7.000   4,231.33    20010701    359    635,478.67   755     795,000     795,000
6788084959    20010701   20310601   360    7.375   2,679.82    20010701    359    387,704.76   758     500,000          --
6790956046    20010701   20310601   360    6.875   2,654.00    20010701    359    403,660.58   799     505,000     505,000
6791626606    20010701   20310601   360    6.625   2,561.25    20010801    359    399,647.08   787     544,000     542,500
6793506996    20010701   20310601   360    7.375   2,417.37    20010801    359    349,733.67   706     514,000          --
6793780617    20010701   20310601   360    8.000   4,769.47    20010701    359    649,563.86   751   1,000,000   1,000,000
6793968808    20010701   20310601   360    7.500   2,307.41    20010701    359    329,755.09   691     525,000          --
6794221744    20010701   20310601   360    7.250   4,241.35    20010801    359    621,252.98   762   4,000,000          --
6795361382    20010801   20310701   360    7.125   2,403.83    20010801    360    356,800.00   769     448,000     446,000
6795432902    20010701   20310601   360    7.000   2,521.50    20010801    359    378,689.33   736     505,000          --
6798289416    20010701   20310601   360    7.000   3,007.17    20010701    359    451,629.50   736     647,200          --
6798451610    20010701   20310601   360    7.375   3,032.07    20010701    359    438,665.95   725     550,000          --
6798982838    20010701   20310601   360    7.375   2,259.89    20010701    359    326,951.03   758     409,000     409,000
6799308660    20010701   20310601   360    7.500   3,496.08    20010801    359    499,628.92   781     740,000     735,000
6799859472    20010701   20310601   360    7.125   2,358.02    20010701    359    349,720.11   743     700,000          --
6800797919    20010701   20310601   360    7.125   3,065.42    20010801    359    454,636.14   758     750,000          --
6801729549    20010701   20310601   360    6.875   3,659.10    20010701    359    556,532.05   682     950,000          --
6802011715    20010701   20310601   360    7.000   2,188.85    20010701    359    328,730.32   752     445,000          --
6807537946    20010801   20310701   360    7.375   2,072.03    20010801    360    300,000.00   776     375,000     375,000
6809670943    20010701   20310601   360    8.250   2,854.82    20010801    359    379,757.68   709     480,000          --
6812663901    20010701   20310601   360    7.000   2,328.56    20010801    359    349,713.11   794     655,000          --
6817797910    20010701   20310601   360    7.500   6,432.78    20010801    359    919,317.22   712   1,325,000          --
6818141712    20010701   20310601   360    7.000   2,421.71    20010801    359    363,701.62   728     455,000     455,000
6818545078    20010701   20310601   360    7.000   2,484.91    20010801    359    373,193.84   741     415,000     415,000
6818627991    20010701   20310601   360    7.250   3,176.22    20010801    359    465,236.78   729     582,000     582,000
6818985688    20010701   20310601   360    6.875   2,693.41    20010801    359    409,655.55   744     715,000     770,000
6824576034    20010701   20310601   360    7.000   2,661.22    20010701    359    399,672.11   705     615,000          --
6824829011    20010701   20310601   360    7.500   4,195.29    20010801    359    599,554.71   702   1,260,000          --
6825776641    20010701   20310601   360    7.375   2,248.54    20010701    359    325,308.27   769     408,000     406,946
6828218823    20010701   20310601   360    7.250   3,273.09    20010701    359    474,737.23   743     600,000          --
6828886710    20010701   20310601   360    7.125   2,490.07    20010801    359    369,304.43   802     462,000     462,000
6830520844    20010701   20310601   360    7.125   3,705.46    20010701    359    549,560.17   717     750,000     750,000
6830577059    20010701   20310601   360    6.750   1,945.80    20010801    359    299,741.70   746     376,000     375,000
6830819329    20010701   20310601   360    7.500   3,803.73    20010801    359    543,596.27   763     740,000          --
6831389926    20010701   20310601   360    7.250   2,182.97    20010701    359    319,750.36   758     420,000     400,000
6831744443    20010701   20310601   360    7.000   2,381.79    20010701    359    357,706.54   784     515,000          --
6832028689    20010801   20310701   360    6.875   4,664.20    20010801    360    710,000.00   705   1,100,000          --
6834624774    20010701   20310601   360    7.000   2,757.02    20010801    359    414,060.31   778     518,000          --
6834699149    20010701   20310601   360    7.125   3,927.78    20010701    359    582,533.78   740   1,225,000          --
6835973741    20010801   20310701   360    7.250   2,182.97    20010801    360    320,000.00   760     475,000     455,000
6835975712    20010701   20310601   360    6.875   2,364.95    20010801    359    359,697.55   716     500,000          --
6837022406    20010701   20310601   360    6.875   2,207.29    20010701    359    335,717.71   753     520,000          --
6837267266    20010701   20310601   360    7.250   2,455.84    20010801    359    359,719.16   769     483,000          --
6839857387    20010801   20310701   360    7.500   6,712.46    20010801    360    960,000.00   761   1,300,000   1,200,000
6839907547    20010701   20310601   360    7.250   2,899.25    20010701    359    424,668.46   782     645,000          --
6840422213    20010701   20310601   360    7.125   3,705.46    20010701    359    549,560.17   772   1,000,000          --
6841478008    20010701   20310601   360    7.125   4,379.18    20010801    359    649,480.20   794     978,000          --
6842447341    20010701   20210601   240    7.500   2,747.08    20010801    239    340,384.17   634     505,000          --
6843252369    20010801   20310701   360    7.375   2,410.46    20010801    360    349,000.00   647     495,000          --
6843876910    20010701   20310601   360    7.250   2,660.49    20010701    359    389,695.76   680     590,000          --
6845951778    20010701   20310601   360    7.375   3,971.39    20010701    359    574,562.46   712     730,000     719,000
6847524417    20010701   20310601   360    6.875   2,010.21    20010701    359    305,742.92   770     454,000          --
6849522864    20010701   20310601   360    7.250   2,899.25    20010801    359    424,668.46   784     830,000     825,000
6850354447    20010701   20310601   360    7.625   2,774.56    20010701    359    391,716.27   782     495,000     490,000
6850602191    20010701   20310601   360    7.375   2,873.21    20010701    359    415,683.46   764     780,000          --
6850962793    20010701   20310601   360    7.000   2,634.60    20010801    359    395,675.40   751     495,000          --
6851251923    20010701   20310601   360    7.500   3,915.61    20010701    359    559,584.39   725     865,000          --
6851435591    20010701   20310601   360    7.000   2,661.22    20010801    359    399,672.11   763     615,000     615,000
6851505385    20010701   20310601   360    7.625   3,671.33    20010801    359    518,324.58   697     741,000          --
6853513759    20010701   20310601   360    7.625   3,174.46    20010801    359    448,175.38   736     600,000     598,000
6854694764    20010701   20310601   360    6.750   2,034.98    20010701    359    313,479.86   607     425,000          --
6854978092    20010701   20310601   360    7.125   2,157.86    20010701    359    320,033.86   769   1,190,000          --
6855015928    20010701   20310601   360    7.250   3,363.13    20010701    359    492,615.41   741     760,000          --
6855428857    20010701   20310601   360    7.000   2,075.75    20010801    359    311,744.25   709     390,000          --
6857809963    20010701   20310601   360    7.500   2,573.11    20010701    359    367,726.89   705     460,000          --
6858323758    20010701   20310601   360    7.000   2,594.68    20010801    359    389,680.32   770     550,000          --
6858733667    20010701   20310601   360    7.500   2,538.15    20010701    359    362,730.60   692     750,000          --
6860333233    20010701   20310601   360    7.625   3,680.53    20010801    359    519,623.64   728     870,000          --
6861139662    20010801   20310701   360    7.500   2,768.89    20010801    360    396,000.00   729     497,000     495,000
6861967633    20010701   20310601   360    6.875   2,555.46    20010801    359    388,673.19   682     560,000          --
6863787914    20010701   20310601   360    7.125   2,762.25    20010801    359    409,672.13   787     725,000     725,000
6866186015    20010701   20310601   360    7.625   3,279.92    20010701    359    463,064.60   684     580,000     579,285
6866512475    20010701   20310601   360    6.875   3,613.11    20010801    359    548,322.62   776     825,000     822,500
6866524652    20010701   20310601   360    7.625   3,694.37    20010701    359    521,577.22   673     580,000     579,950
6867870120    20010701   20310601   360    7.375   3,152.25    20010701    359    456,052.71   722     652,000     652,000
6868746964    20010701   20310601   360    7.125   2,422.70    20010801    359    359,312.43   780     450,000     449,500
6869872199    20010701   20310601   360    7.250   1,967.40    20010801    359    288,175.02   747     360,500     360,500
6870682066    20010701   20310601   360    7.250   2,353.51    20010801    359    344,730.87   759     500,000          --
6870691612    20010701   20310601   360    7.125   2,762.25    20010701    359    409,672.13   800     700,000          --
6871755507    20010701   20310601   360    7.125   2,425.39    20010701    359    359,712.11   762     610,000     601,588
6871841026    20010701   20310601   360    7.250   2,353.51    20010801    359    344,730.87   765     460,000          --
6875561877    20010701   20310601   360    7.125   1,920.10    20010701    359    284,772.09   791     380,000     360,000
6876583789    20010701   20310601   360    6.875   2,315.68    20010801    359    352,203.85   649     470,000          --
6876849131    20010701   20310601   360    7.500   5,230.13    20010801    359    747,444.87   786     937,000     935,000
6877044294    20010701   20310601   360    7.000   2,148.93    20010801    359    322,735.24   768     500,000          --
6878310041    20010701   20310601   360    6.875   1,937.95    20010801    359    294,752.15   775     400,000          --
6878746715    20010701   20310601   360    7.125   2,290.65    20010801    359    339,728.10   764     455,000     425,000
6880620395    20010701   20310601   360    7.875   2,233.22    20010801    359    307,788.03   790     385,000     385,000
6882296236    20010701   20310601   360    7.000   2,469.61    20010701    359    370,895.72   697     464,000          --
6884483188    20010801   20310701   360    7.250   2,711.25    20010801    360    397,440.00   761     560,000     496,800
6885310521    20010701   20310601   360    7.375   2,668.77    20010701    359    386,105.98   803     485,000     483,000
6886180634    20010801   20310701   360    7.250   2,616.15    20010801    360    383,500.00   655     900,000          --
6887166590    20010801   20310701   360    7.500   4,249.66    20010801    360    607,775.00   736     760,000     759,718
6890098632    20010701   20310601   360    7.500   6,151.69    20010801    359    879,147.06   666   1,700,000          --
6891187046    20010701   20310601   360    7.250   2,694.60    20010801    359    394,691.86   765     500,000     494,276
6891307685    20010701   20310601   360    7.125   2,506.24    20010701    359    371,702.51   696     472,000     472,000
6895902242    20010701   20310601   360    7.250   3,308.56    20010801    359    484,621.65   717     947,000          --
6896546485    20010701   20310601   360    7.500   2,251.48    20010801    359    321,761.02   723     430,000          --
6896731087    20010701   20310601   360    7.500   2,377.33    20010801    359    339,747.67   761     510,000          --
6897799463    20010701   20310601   360    7.125   3,516.82    20010701    359    521,582.56   651     680,000          --
6898889917    20010701   20310601   360    7.125   2,054.85    20010801    359    304,756.09   755     505,000     505,000
6900631984    20010701   20310601   360    7.375   3,287.62    20010701    359    475,637.80   665     595,000     595,000
6900797660    20010701   20310601   360    7.125   2,162.64    20010701    359    320,743.30   752     525,000          --
6900966927    20010701   20310601   360    6.875   2,693.41    20010701    359    408,477.51   715     555,000          --
6901090685    20010701   20310601   360    7.000   2,538.13    20010701    359    381,187.29   681     545,000          --
6901272150    20010701   20310601   360    6.875   3,103.99    20010701    359    472,103.04   677     675,000     675,000
6903268438    20010801   20310701   360    6.875   1,997.07    20010801    360    304,000.00   736     395,000     380,000
6903469002    20010701   20310601   360    7.000   2,248.73    20010801    359    337,722.94   720     425,000          --
6903512017    20010701   20310601   360    7.375   2,066.51    20010701    359    298,972.32   713     375,000     374,000
6905701063    20010701   20310601   360    7.250   3,069.80    20010801    359    449,648.95   705     895,000          --
6906212235    20010701   20310601   360    7.000   2,474.93    20010701    359    371,695.07   714     465,000          --
6906714156    20010701   20310601   360    7.250   2,616.15    20010701    359    383,200.83   733     515,000          --
6908739995    20010701   20310601   360    7.250   2,941.55    20010701    359    430,863.62   652     539,000     539,000
6912177471    20010701   20310601   360    7.250   4,434.15    20010801    359    649,492.93   801   1,135,500          --
6912334262    20010701   20310601   360    7.125   2,285.26    20010701    359    338,928.74   663     550,000     424,000
6914747040    20010701   20310601   360    7.250   3,325.61    20010701    359    487,119.70   697     650,000          --
6915089012    20010701   20310601   360    7.250   3,356.31    20010701    359    491,616.19   607     615,000     615,000
6917169515    20010701   20310601   360    7.000   2,661.22    20010701    359    399,672.11   693     565,000     562,000
6919305240    20010701   20310601   360    7.000   2,554.77    20010801    359    383,685.23   676     670,000          --
6920390363    20010701   20310601   360    7.375   2,037.50    20010701    359    294,775.52   768     530,000          --
6922474629    20010701   20310601   360    7.000   2,960.60    20010801    359    444,635.23   745     645,000     645,000
6925289354    20010701   20310601   360    8.000   4,769.47    20010801    359    649,563.86   687     839,000     839,000
6926821726    20010701   20310601   360    7.125   2,176.12    20010801    359    322,741.69   752     440,000          --
6927060837    20010701   20310601   360    7.375   2,445.00    20010801    359    353,730.62   688     500,000          --
6931001488    20010701   20310601   360    6.875   2,171.15    20010801    359    330,193.49   767     596,000          --
6931716465    20010701   20310601   360    6.875   2,627.72    20010801    359    399,663.95   759     560,000     542,000
6934337616    20010701   20310601   360    7.500   3,048.58    20010701    359    435,676.42   796     545,000     545,000
6937717038    20010801   20310701   360    7.000   1,925.19    20010801    360    289,370.00   728     310,000     309,372
6943358702    20010701   20310601   360    7.250   3,192.59    20010801    359    467,634.91   749     590,000     585,000
6944930079    20010701   20310601   360    7.500   2,258.47    20010801    359    322,760.28   690     450,000          --
6944986089    20010701   20310601   360    6.875   4,559.09    20010701    359    693,416.95   686   1,025,000          --
6945571500    20010701   20310601   360    7.375   4,406.51    20010701    359    637,514.53   661   1,000,000          --
6947116809    20010701   20310601   360    7.000   2,262.03    20010801    359    339,721.30   773     430,000     425,000
6947390370    20010801   20310701   360    7.500   2,249.73    20010801    360    321,750.00   797     580,000          --
6948803991    20010701   20310601   360    7.625   2,746.24    20010801    359    387,719.18   704     485,000          --
6949838350    20010701   20310601   360    6.875   2,167.87    20010701    359    329,722.76   712     550,000          --
6950780988    20010701   20310601   360    7.125   2,725.83    20010701    359    387,660.68   629     800,000          --
6951374989    20010701   20310601   360    7.250   4,434.15    20010701    359    649,492.93   802     990,000          --
6953470678    20010701   20310601   360    8.625   3,982.29    20010801    359    511,697.71   758     645,000     640,000
6954036189    20010801   20310701   360    7.500   2,349.37    20010801    360    336,000.00   757     420,000     420,000
6954207269    20010701   20310601   360    7.500   3,496.08    20010701    359    499,628.92   718     750,000     765,000
6956047648    20010701   20310601   360    7.500   2,880.77    20010701    359    411,694.23   789     515,000     515,000
6956180456    20010701   20310601   360    7.250   2,191.84    20010801    359    321,049.35   652     465,000          --
6956438268    20010701   20310601   360    7.125   2,802.67    20010701    359    415,667.33   792     520,000     520,000
6958064013    20010701   20310601   360    7.250   2,292.12    20010701    359    335,737.88   757     420,000     420,000
6959771269    20010801   20310701   360    7.875   2,225.24    20010801    360    306,900.00   746     341,000     341,000
6960383674    20010701   20310601   360    6.875   2,599.80    20010901    359    395,417.52   718     500,000     494,771
6960445200    20010701   20310601   360    7.250   2,721.89    20010701    359    398,688.74   800     570,000          --
6961185110    20010701   20310601   360    7.125   5,052.89    20010801    359    749,400.24   753   1,600,000          --
6963232803    20010701   20310601   360    6.750   1,979.53    20010801    359    304,937.22   753     525,000          --
6965117663    20010701   20310601   360    7.125   4,042.32    20010801    359    599,520.18   700   1,000,000     995,000
6966353333    20010701   20310601   360    7.000   2,395.09    20010701    359    359,704.91   752     711,000          --
6967774503    20010701   20310601   360    7.250   2,796.93    20010701    359    409,680.15   683   1,000,000          --
6968632387    20010701   20310601   360    7.000   2,328.56    20010801    359    349,713.11   806     660,000     600,000
6968665247    20010701   20310601   360    6.875   2,659.25    20010701    359    404,459.92   786     506,000     506,000
6971604670    20010701   20310601   360    7.000   2,661.22    20010801    359    399,672.11   695     775,000          --
6972640582    20010701   20310601   360    7.250   6,743.32    20010701    359    987,728.87   788   2,000,000          --
6973373415    20010701   20310601   360    7.125   3,537.03    20010801    359    524,480.16   708     760,000          --
6975525129    20010701   20310601   360    7.125   2,054.85    20010701    359    304,756.09   756   3,500,000          --
6978066832    20010801   20310701   360    7.625   5,379.24    20010801    360    760,000.00   757   1,500,000          --
6979426308    20010701   20310601   360    7.000   2,427.69    20010701    359    364,600.89   729     634,000          --
6982232511    20010701   20310601   360    7.250   2,646.30    20010801    359    387,617.38   784     510,000     484,900
6983156792    20010801   20310701   360    7.125   2,904.82    20010801    360    431,161.00   699     565,000          --
6983211621    20010701   20310601   360    7.500   2,426.28    20010701    359    346,742.47   747     475,000     475,000
6983848455    20010701   20310601   360    7.250   2,122.94    20010701    359    310,957.23   727     397,000     389,000
6984510831    20010701   20310601   360    7.000   2,512.19    20010801    359    377,290.48   740     472,000     472,000
6988134091    20010701   20310601   360    7.500   2,384.33    20010801    359    340,746.92   777     457,000          --
6988988025    20010701   20310601   360    7.000   2,554.77    20010701    359    383,685.23   753     484,000     480,000
6989661233    20010701   20310601   360    7.250   2,374.46    20010801    359    347,798.46   770     444,000     435,088
6991315299    20010701   20310601   360    7.250   2,230.72    20010701    359    326,744.91   665     500,000          --
6992356714    20010701   20310601   360    7.500   3,244.36    20010801    359    463,655.64   705     580,000     580,000
6993082111    20010701   20310601   360    6.750   2,970.58    20010701    359    457,605.67   781     581,000     573,000
6993259321    20010701   20310601   360    7.500   2,202.53    20010801    359    314,766.22   722     420,000          --
6996403447    20010701   20310601   360    7.000   3,190.13    20010701    359    479,106.95   777     685,000     685,000
6996964836    20010701   20310601   360    7.125   2,205.35    20010701    359    327,077.23   776     380,000     363,750
6997171647    20010701   20310601   360    7.250   2,433.46    20010701    359    356,441.72   709     445,900     445,900
6997921132    20010701   20210601   240    7.000   2,256.12    20010701    239    290,441.38   803     610,000          --
6999468777    20010701   20310601   360    7.500   3,076.55    20010801    359    439,673.45   762     550,000     550,000

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE
BOAMS 2001-8
GROUP II:  15 YR
MORTGAGE SCHEDULE

Loan Count:                                                                  654
Scheduled PB:                                                     303,870,384.28
Interest Rate W/A:                                                         6.968
Unpaid PB W/A:                                                        464,633.02
Remaining Term W/A:                                                          178




   LOAN       BORROWER               ZIP      PROPERTY                       LOAN             DOC            ORIG  CURRENT ORIGINAL
  NUMBER      LAST NAME      STATE  CODE        TYPE         OCCUPANCY      PURPOSE           TYPE            LTV     LTV     PB
  ------      ---------      -----  ----        ----         ---------      -------           ----            ---     ---     --
0028481539   BERRIDGE          NM   87501   PUD               Primary   Refinance            Standard        36.75   36.40  340,000
0028564748   DRABANT           OH   43065   Single Family     Primary   Purchase             Standard        80.00   80.00  596,000
0028600112   STEIGERWALD       CA   95746   PUD               Primary   Purchase             Standard        85.04   82.92  395,450
0029037157   LOLLING           MO   63073   Single Family     Primary   Refinance            Standard        80.00   78.99  360,000
0029281953   NEWTON            KY   40059   Condominimum      Primary   Refinance            Standard        79.88   79.38  343,500
0029303831   LINDSEY JR        CO   80906   PUD               Primary   Purchase             Reduced         80.00   78.77  492,800
0029321692   GREGORY           IL   61840   Single Family     Primary   Refinance            Standard        66.25   65.44  364,400
0029349719   SMITH             GA   30534   Single Family     Secondary Refinance            Reduced         75.00   69.29  581,250
0029356292   AMIN              IL   60521   Single Family     Primary   Refinance            Standard        57.14   56.43  400,000
0029380664   PROPST JR         NC   28601   Single Family     Primary   Refinance            Standard        71.68   70.77  595,000
0029392586   THIENEMAN         KY   40059   Single Family     Primary   Refinance            Reduced         56.00   55.82  392,000
0029443371   ZELLEM            TN   37075   PUD               Primary   Refinance            Standard        50.30   49.83  327,000
0029453354   LUO               MI   48098   Single Family     Primary   Refinance            Standard        63.84   63.25  415,000
0029453362   CARBONE           MN   55068   Single Family     Primary   Refinance            Standard        74.68   73.21  358,500
0029458510   RAMES             MO   63124   PUD               Primary   Refinance            Standard        33.33   33.12  400,000
0029472594   JANNETTI          MD   21029   PUD               Primary   Purchase             Standard        75.77   74.84  313,000
0029473857   LAI               GA   30342   Single Family     Primary   Refinance            Standard        76.52   76.05  520,400
0029483112   SANDBACH          TX   78703   Single Family     Primary   Refinance            Standard        59.56   59.18  813,000
0029484102   HEADY III         KY   40059   Single Family     Primary   Refinance            Standard        56.66   56.31  935,000
0029501566   HICE              GA   31522   Single Family     Primary   Refinance            Standard        36.93   36.58  277,000
0029507605   DANGELO           MO   64113   PUD               Primary   Refinance            Standard        61.25   60.66  330,750
0029511813   TENNERY           TX   76092   PUD               Primary   Refinance            Reduced         68.67   68.01  364,000
0029534336   SAND              WA   98052   Single Family     Primary   Cash-out Refinance   Reduced         73.95   73.25  355,000
0029534922   GWYN              SC   29615   Single Family     Primary   Refinance            Standard        80.00   78.59  312,000
0029535580   OBRIEN            FL   32082   Single Family     Primary   Refinance            Reduced         90.00   88.67  306,000
0029538733   MORRIS            TN   37922   Single Family     Primary   Refinance            Reduced         41.96   41.22  524,500
0029543154   AKIN              CO   80487   Single Family     Primary   Cash-out Refinance   Reduced         64.66   64.25  485,000
0029553500   WESTFALL          MO   64015   PUD               Primary   Cash-out Refinance   Standard        75.00   74.32  360,000
0029554888   BUCK BEHNEY       MD   21403   PUD               Primary   Refinance            Standard        71.88   71.11  647,000
0029571825   CARR              MO   65049   Single Family     Secondary Purchase             Standard        79.59   77.64  312,000
0029575636   GIRALDI           VA   20132   Single Family     Primary   Cash-out Refinance   Reduced         64.82   64.40  376,000
0029575859   YEP               IL   60439   Single Family     Primary   Refinance            Reduced         80.00   79.75  360,000
0029575875   BLATSTEIN         PA   19444   PUD               Primary   Refinance            Standard        66.43   66.01  289,000
0029577889   WITTE             CO   81620   Single Family     Primary   Purchase             Standard        80.00   79.23  520,000
0029579547   REED              KY   42045   Single Family     Primary   Refinance            Standard        80.00   79.74  312,000
0029585114   VAFAI             TN   37027   Single Family     Primary   Cash-out Refinance   Standard        53.33   53.00  640,000
0029589272   MCDERMOTT         KS   66205   Single Family     Primary   Refinance            Reduced         65.66   65.24  328,300
0029590114   YAKOVLEVITCH      WA   98282   PUD               Primary   Purchase             Standard        90.00   80.89  334,800
0029590379   URE               UT   84098   Single Family     Primary   Purchase             Standard        80.00   79.23  318,400
0029596798   HARRIS            IL   60062   Single Family     Primary   Refinance            Standard        43.78   43.08  500,000
0029597879   VAUGHAN           NC   28117   Single Family     Secondary Refinance            Standard        68.28   68.06  498,500
0029599396   HOLEMAN           FL   34239   Single Family     Primary   Purchase             Reduced         80.00   79.23  337,600
0029600574   MURPHY            NJ   07760   Condominimum      Primary   Purchase             Standard        68.42   68.20  325,000
0029601051   JEHLING           TX   75034   PUD               Primary   Purchase             Reduced         75.77   75.28  344,000
0029604006   BANNERMAN JR      CA   94503   Single Family     Primary   Purchase             Standard        77.92   77.44  413,100
0029610656   HARLAN JR         MD   20854   PUD               Primary   Purchase             Reduced         54.94   54.77  500,000
0029612769   WALTON            OK   74133   PUD               Primary   Refinance            Standard        79.60   79.09  320,000
0029613338   AKERS             CO   80134   Single Family     Primary   Cash-out Refinance   Standard        63.97   63.49  380,000
0029614740   TACKABERRY        TX   77059   PUD               Primary   Purchase             Standard        70.85   70.39  350,000
0029615812   DIXON             MD   20815   PUD               Primary   Cash-out Refinance   Standard        51.03   50.71  370,000
0029616489   MCDONALD          NM   87501   PUD               Secondary Cash-out Refinance   Standard        42.19   41.92  770,000
0029623121   KAY               TX   75225   Single Family     Primary   Refinance            Standard        70.00   70.00  724,500
0029623568   HEFFEL            AZ   85750   PUD               Primary   Cash-out Refinance   Standard        38.09   37.23  400,000
0029623980   CLAPP             KY   42003   Single Family     Primary   Cash-out Refinance   Reduced         74.30   73.83  360,400
0029625613   BUSE              OH   43220   Single Family     Primary   Refinance            Standard        76.44   76.20  344,000
0029625654   THOMPSON          KY   40223   Single Family     Primary   Refinance            Reduced         54.67   54.32  426,500
0029626850   CARVER            CA   95062   Single Family     Primary   Cash-out Refinance   Standard        62.50   62.09  300,000
0029628799   JOHNSON           MN   55410   Single Family     Primary   Refinance            Reduced         50.00   49.68  550,000
0029628807   REED JR           AL   35216   Single Family     Primary   Cash-out Refinance   Reduced         72.61   71.70  305,000
0029630589   SAKURABAYASHI     IL   60062   Single Family     Primary   Cash-out Refinance   Standard        75.00   74.13  378,750
0029631165   REBILLOT          AL   35244   Single Family     Primary   Refinance            Standard        78.60   78.35  338,000
0029631181   PAYNE III         TX   75287   PUD               Primary   Refinance            Standard        80.00   79.74  424,000
0029631207   LESTER            GA   30506   Single Family     Primary   Cash-out Refinance   Reduced         75.00   74.76  337,500
0029631520   CARSON            TX   77429   PUD               Primary   Refinance            Standard        62.06   62.06  450,000
0029634987   HARDESTY III      NC   27954   PUD               Primary   Purchase             Standard        69.90   68.75  367,000
0029636263   MCWILLIAMS        GA   30350   Single Family     Primary   Refinance            Standard        46.00   45.85  460,000
0029636693   IVES              MO   63304   PUD               Primary   Refinance            Standard        55.17   55.00  400,000
0029639275   EASTMAN           UT   84782   Single Family     Secondary Purchase             Reduced         80.00   79.74  440,000
0029642196   ERICKSON          KY   42001   Single Family     Primary   Purchase             Reduced         51.61   51.28  400,000
0029642378   HOWARD            AL   36532   Single Family     Primary   Purchase             Standard        51.51   51.35  425,000
0029643392   WILLIAMS          WA   98053   Single Family     Primary   Refinance            Standard        61.53   61.15  400,000
0029647674   SHEIKH            FL   32836   PUD               Primary   Refinance            Standard        74.02   74.02  644,000
0029647856   BARTON            CA   92506   Single Family     Primary   Refinance            Standard        47.17   46.72  542,500
0029650306   PEPPER JR         KY   42103   Single Family     Primary   Refinance            Standard        72.36   72.13  398,000
0029651486   PANNU             GA   30152   PUD               Primary   Purchase             Reduced         87.19   86.92  303,450
0029656519   BEEMAN            NC   27127   Single Family     Primary   Refinance            Reduced         70.00   69.77  392,000
0029657996   KNEISL            NC   28207   Single Family     Primary   Refinance            Standard        67.53   67.32  903,000
0029658036   PLUNK             TX   75248   Single Family     Primary   Refinance            Reduced         67.12   66.69  335,600
0029658903   DOYLE             AL   35223   Single Family     Primary   Refinance            Reduced         39.50   39.50  395,000
0029659505   FRANKS            AR   72131   Single Family     Primary   Refinance            Standard        76.26   76.02  547,600
0029659521   STUART II         TX   76086   Single Family     Primary   Refinance            Standard        80.00   79.70  480,000
0029659570   WINKEL            TN   38125   PUD               Primary   Cash-out Refinance   Standard        68.07   68.07  450,000
0029659596   SAUNDERS          GA   30552   Single Family     Secondary Refinance            Standard        57.37   57.37  350,000
0029659661   SABOUR            UT   84102   Condominimum      Primary   Refinance            Standard        74.97   74.97  378,600
0029659679   YENOKIDA          CA   94563   PUD               Primary   Refinance            Standard        74.77   74.53  587,000
0029659695   STELLJES JR       CO   80220   Single Family     Primary   Refinance            Standard        79.90   79.37  328,000
0029662889   AGEE              SC   29464   PUD               Primary   Cash-out Refinance   Standard        71.42   71.20  400,000
0029664950   DAVIS             MO   64064   PUD               Primary   Cash-out Refinance   Standard        68.96   68.75  500,000
0029666476   ABUTALEB          VA   22124   Single Family     Primary   Purchase             Reduced         80.00   78.86  620,000
0029669553   MORLEDGE III      AR   72212   Single Family     Primary   Cash-out Refinance   Standard        70.00   69.77  539,000
0029673001   PERRINE           OH   44040   Single Family     Primary   Purchase             Standard        51.51   51.02  425,000
0029676525   CATLIN III        OH   43017   Single Family     Primary   Refinance            Reduced         88.55   88.55  336,500
0029676582   MILLER            AR   72207   Single Family     Primary   Refinance            Reduced         69.67   69.67  425,000
0029676616   STEIN             OH   45208   Single Family     Primary   Refinance            Standard        54.84   54.51  905,000
0029676673   TAYLOR            WI   53058   Single Family     Primary   Refinance            Standard        63.32   62.92  385,000
0029676806   LEE               OH   43220   Single Family     Primary   Cash-out Refinance   Reduced         77.38   76.89  340,500
0029676848   FRYE              WI   53122   Single Family     Primary   Purchase             Standard        57.14   56.60  600,000
0029676855   SCHEPER           KY   41011   Single Family     Primary   Refinance            Reduced         59.66   59.28  537,000
0029676871   BEAM              TX   78750   Single Family     Primary   Refinance            Standard        68.64   68.19  305,450
0029676897   VANKEIRSBILCK     IL   60514   Single Family     Primary   Cash-out Refinance   Standard        62.10   61.53  462,707
0029676905   MANTEI            AZ   85250   PUD               Primary   Purchase             Standard        79.99   79.23  425,900
0029676962   CLARKE            CO   80016   PUD               Primary   Refinance            Reduced         80.00   79.74  400,000
0029676970   SPRUNGER          NY   11930   Single Family     Primary   Purchase             Standard        80.00   79.49  640,000
0029681608   GIESY             OH   43035   Single Family     Primary   Refinance            Standard        72.00   71.77  342,000
0029685484   NORTON            FL   33156   Single Family     Primary   Purchase             Standard        80.00   79.25  960,000
0029687548   CULLOM III        LA   70454   Single Family     Primary   Purchase             Standard        94.26   94.26  300,000
0029688330   MILLER            IL   60025   Single Family     Primary   Refinance            Standard        61.74   61.36  460,000
0029688397   SNODGRASS         CA   95864   Single Family     Primary   Refinance            Standard        58.19   55.34  451,000
0029688454   SEIDEMAN          AZ   86004   PUD               Primary   Refinance            Standard        52.33   51.71  628,000
0029688504   ANDERSON          ID   83706   Single Family     Primary   Refinance            Standard        79.23   77.87  500,000
0029688538   JOHNSON           CA   95616   Single Family     Primary   Purchase             Standard        57.98   57.26  345,000
0029688587   BARANOWSKI        CA   95037   PUD               Primary   Purchase             Standard        79.99   78.73  544,150
0029688629   TERRELL           CA   93611   PUD               Primary   Refinance            Standard        76.47   75.74  650,000
0029688694   TRAN              CA   92870   Single Family     Primary   Purchase             Standard        79.99   78.96  423,950
0029688710   MONTHAVEN         CA   93428   Single Family     Secondary Purchase             Standard        75.00   73.85  382,500
0029688751   KRITSAS           IL   60187   Single Family     Primary   Cash-out Refinance   Standard        74.33   73.63  446,000
0029688835   MCAHREN           TX   78645   Single Family     Primary   Refinance            Standard        50.00   49.18  400,000
0029688868   MULLAPPALLIL      IL   60025   Single Family     Primary   Refinance            Reduced         57.26   56.89  390,000
0029688892   MARCUS            VA   22207   Single Family     Primary   Refinance            Standard        79.24   78.00  336,000
0029688918   TROPEANO          CT   06804   Single Family     Primary   Cash-out Refinance   Reduced         66.07   65.25  450,000
0029688991   NEUBURGER         IN   46202   Condominimum      Primary   Cash-out Refinance   Standard        80.00   79.22  320,000
0029689056   LANGIT            IL   60101   Single Family     Primary   Cash-out Refinance   Standard        76.80   75.90  384,000
0029689114   BROOKS            OH   44236   Single Family     Primary   Cash-out Refinance   Standard        75.00   74.51  378,750
0029689155   CEARLEY JR        NC   28034   Single Family     Primary   Refinance            Reduced         69.78   68.98  321,000
0029689593   MELVIN            CO   80477   Single Family     Primary   Cash-out Refinance   Reduced         65.30   65.09  480,000
0029695194   KANEY JR          GA   30319   PUD               Primary   Purchase             Standard        80.00   79.74  400,000
0029699683   BISOGNO           KS   66061   PUD               Primary   Refinance            Standard        37.26   37.26  300,000
0029701091   SHAW              TN   38002   PUD               Primary   Refinance            Standard        72.99   72.99  500,000
0029701125   SHAW              TN   38017   PUD               Primary   Purchase             Standard        72.70   72.70  403,500
0029701869   BEMIS III         TX   78746   Single Family     Primary   Refinance            Standard        45.50   45.21  500,500
0029710043   WANG              CA   91007   Single Family     Primary   Purchase             Standard        74.38   74.38  438,000
0029712130   GLAVES            CO   80218   Single Family     Primary   Refinance            Standard        62.70   62.50  360,530
0029716297   HANSEN            NV   89015   PUD               Primary   Refinance            Standard        90.00   89.41  369,000
0029716768   FREEDMAN          MD   20878   PUD               Primary   Refinance            Reduced         71.34   70.90  371,000
0029716842   FERGUSON          TX   77030   PUD               Primary   Refinance            Standard        72.07   71.84  486,500
0029716941   LEE               AL   35243   Single Family     Primary   Refinance            Standard        65.33   65.12  490,000
0029716982   MILLER            KY   40206   Single Family     Primary   Refinance            Reduced         72.11   71.43  306,500
0029717063   MCNAMARA          CA   92025   Single Family     Primary   Cash-out Refinance   Standard        75.85   75.36  311,000
0029717154   UPDIKE            CA   92679   PUD               Primary   Cash-out Refinance   Standard        80.00   79.38  340,000
0029717204   DU                CA   92069   Single Family     Primary   Refinance            Standard        57.64   57.28  490,000
0029718277   CHAIDEZ           CA   92705   Single Family     Primary   Refinance            Standard        55.92   55.57  391,500
0029718301   WILCHINS          MA   02118   Two Family        Primary   Refinance            Standard        34.61   34.39  450,000
0029732203   HUSEONICA         OR   97210   Single Family     Primary   Cash-out Refinance   Standard        57.89   57.71  440,000
0029739182   FLETCHER JR       AL   36117   Single Family     Primary   Refinance            Reduced         77.20   76.95  525,000
0029739430   CLAYTON           GA   30019   PUD               Primary   Refinance            Reduced         75.00   74.49  315,000
0029739489   JAFFE             FL   33157   PUD               Primary   Purchase             Standard        80.00   79.49  392,000
0029740537   RYAN              GA   30327   Single Family     Primary   Cash-out Refinance   Reduced         48.14   47.99  650,000
0029740586   SEYMOUR           FL   33606   Single Family     Primary   Cash-out Refinance   Standard        68.75   68.53  440,000
0029740750   MARTIN            CO   80110   Single Family     Primary   Refinance            Reduced         64.96   64.75  406,000
0029740974   SALZMAN           FL   33326   PUD               Primary   Refinance            Reduced         79.23   78.98  425,500
0029755162   JONES IV          FL   33410   PUD               Primary   Cash-out Refinance   Reduced         42.10   41.83  400,000
0029755626   RYAN              IL   60083   PUD               Primary   Cash-out Refinance   Standard        46.15   45.85  300,000
0099008856   FORTSON           GA   30290   PUD               Primary   Purchase             Standard        79.97   78.96  332,700
0099017378   SHU               CA   92808   PUD               Primary   Refinance            Reduced         47.29   46.99  350,000
0099021024   STEIMAN           FL   33326   PUD               Primary   Refinance            Standard        85.00   84.44  403,750
0099023152   RAMAKER           TX   77356   PUD               Primary   Refinance            Standard        80.00   79.23  432,000
0099029050   WATTS             VA   24014   Single Family     Primary   Refinance            Standard        64.37   63.96  300,000
0099032310   LETMAN            CO   80111   PUD               Primary   Cash-out Refinance   Standard        70.38   70.38  351,900
0099033805   LYONS             CA   94957   Single Family     Primary   Purchase             Standard        14.28   14.241,000,000
0099035206   CHANG             CA   94506   PUD               Primary   Cash-out Refinance   Standard        49.35   49.03  380,000
0099036535   PREVOST           VA   22039   PUD               Primary   Cash-out Refinance   Standard        66.66   66.24  300,000
0099038325   HAJEE             CA   95131   Single Family     Primary   Cash-out Refinance   Standard        68.87   68.65  427,000
0099038499   HAJIAN            CA   94506   PUD               Primary   Refinance            Standard        68.75   68.13  550,000
0099039307   WONG              CA   94015   Single Family     Primary   Refinance            Standard        58.99   58.80  303,800
0099039331   RANDLETT          CA   94109   Condominimum      Primary   Purchase             Standard        48.97   48.81  600,000
0099040388   MATHUR            AZ   85257   PUD               Primary   Purchase             Standard        79.51   79.01  334,000
0099040784   BODULOW           CA   94954   Single Family     Primary   Cash-out Refinance   Standard        62.63   62.63  285,000
0099044679   HENDRICKSON       TX   76034   PUD               Primary   Refinance            Standard        78.75   78.75  468,600
0099045916   KALM              CO   80503   PUD               Primary   Refinance            Standard        30.07   30.07  391,000
0099045932   PICKETT           NJ   08831   Single Family     Primary   Refinance            Reduced         79.42   79.42  278,000
0099046757   BRANDT            IN   46077   PUD               Primary   Refinance            Standard        77.00   77.00  355,000
0099047037   HOXIE             CA   93923   Single Family     Secondary Refinance            Standard        25.11   25.03  427,000
0099047722   GILBERT           CA   95062   Single Family     Primary   Refinance            Standard        73.27   73.03  584,000
0099048886   FASULKEY          CA   94568   Single Family     Primary   Cash-out Refinance   Standard        64.54   64.54  355,000
0099050031   NAND              CA   94401   Single Family     Primary   Refinance            Standard        58.73   58.73  370,000
0099050403   MADDOX            MD   20817   PUD               Primary   Refinance            Reduced         80.00   79.74  432,000
0099051062   DINGMAN           TX   75234   PUD               Primary   Refinance            Standard        60.90   60.71  335,000
0099054058   CONDRON           CA   95136   Single Family     Primary   Cash-out Refinance   Standard        64.46   64.46  390,000
0099054678   BUZOLICH          CA   94127   PUD               Primary   Refinance            Standard        44.44   44.30  480,000
0099055287   MAHMOUDIAN        CA   94070   Single Family     Primary   Cash-out Refinance   Standard        38.22   38.22  344,000
0099055295   DEFREECE          CA   94502   PUD               Primary   Cash-out Refinance   Standard        56.86   56.86  290,000
0099059214   SNYDER            CA   91360   Single Family     Primary   Cash-out Refinance   Standard        73.68   73.68  280,000
0099060600   DOUCET            CA   94556   PUD               Primary   Cash-out Refinance   Standard        57.76   57.76  465,000
0099060998   OPPENHEIMER       OR   97405   Single Family     Primary   Refinance            Standard        80.00   80.00  320,000
6001379830   DALE              FL   32207   Single Family     Primary   Cash-out Refinance   Rapid           27.27   27.27  300,000
6001437422   MARANO III        CA   92673   PUD               Primary   Refinance            Rapid           75.95   75.95  396,500
6009400018   SCHNEITHORST      FL   32963   PUD               Primary   Refinance            Standard        34.48   34.481,000,000
6019775896   MAKHZOUMI         MD   21093   Single Family     Primary   Refinance            All Ready Home  76.02   76.02  437,157
6020838956   NYE               CA   90274   Single Family     Primary   Refinance            All Ready Home  45.33   45.18  340,000
6023266205   CHOW              CA   94539   PUD               Primary   Refinance            Standard        25.62   25.54  474,000
6023586818   GHAFARSHAD        CA   91711   Single Family     Primary   Cash-out Refinance   Rapid           63.89   63.19  377,000
6031189860   HAYDEL III        CA   94618   Condominimum      Primary   Purchase             Rapid           80.00   80.00  435,200
6035422507   JORDAN            MA   02129   Single Family     Primary   Refinance            Standard        63.49   63.29  400,000
6037131916   CHASIN            CA   92660   PUD               Primary   Refinance            Standard        35.72   35.42  911,000
6037274583   EBERHARDT         CA   91006   Single Family     Primary   Refinance            Standard        73.64   73.64  395,500
6040985720   HOMORODI          CA   95132   Single Family     Primary   Refinance            Rapid           30.29   30.19  309,000
6048043027   VINING            CA   90272   PUD               Primary   Refinance            Rapid           53.28   53.11  506,245
6049362962   LEVI              CA   90049   Single Family     Primary   Refinance            Rapid           48.74   48.74  524,000
6058314243   CHOI              CA   94556   Single Family     Primary   Cash-out Refinance   Standard        66.27   66.06  507,000
6060174841   CHANG             VA   22102   Single Family     Primary   Cash-out Refinance   Rapid           62.42   62.42  515,000
6060806459   REITER            NV   89011   Single Family     Primary   Purchase             Standard        60.00   59.80  750,000
6064775270   VALORY            CA   94517   Single Family     Primary   Refinance            Standard        56.72   56.72  312,000
6064798454   RAY               IN   46385   Single Family     Primary   Cash-out Refinance   Rapid           57.85   57.67  600,000
6065840487   ABBEY             CA   95632   Single Family     Primary   Cash-out Refinance   Rapid           58.82   58.63  500,000
6067295474   KWONG             CA   95120   Single Family     Primary   Refinance            Rapid           27.66   27.66  415,000
6068025524   VRAJICH           CA   93422   Single Family     Primary   Cash-out Refinance   Rapid           70.00   69.77  427,000
6068801858   LEE               CA   92648   PUD               Primary   Refinance            Standard        55.65   55.47  640,000
6072724377   LU                CA   95070   Single Family     Primary   Refinance            Rapid           28.94   28.85  400,000
6076648028   MANNING           NC   28226   Single Family     Primary   Purchase             Rapid           54.23   54.23  320,000
6079255144   BLEA              ID   83616   PUD               Primary   Refinance            Rapid           67.60   67.37  338,000
6084048096   SCHULZ            NC   27949   PUD               Secondary Purchase             Rapid           75.00   75.00  438,750
6091735495   MCCONNELL JR      OR   97527   Single Family     Primary   Refinance            Standard        76.87   76.87  565,000
6092404695   MULLEN            FL   34108   High-Rise Condo   Secondary Refinance            Rapid           58.53   58.16  408,000
6094261887   SETZER            CA   92506   Single Family     Primary   Cash-out Refinance   Standard        55.78   55.78  530,000
6095259450   GARRETT           AZ   86303   Single Family     Primary   Refinance            Standard        32.53   32.53  488,000
6100513198   COX               CA   92075   Single Family     Primary   Purchase             Rapid           69.98   69.98  471,700
6100877155   REILINGER         MA   02116   High-Rise Condo   Primary   Cash-out Refinance   Standard        52.81   52.63  375,000
6102103089   GORDENSTEIN       MA   02494   Single Family     Primary   Refinance            Rapid           59.01   59.01  312,200
6104159683   TAGGART           CA   93940   Single Family     Primary   Refinance            Rapid           49.38   49.19  363,000
6104680043   PARASOL           CA   94903   Single Family     Primary   Refinance            Rapid           44.74   44.59  384,800
6104960023   BEHRENS           FL   33308   High-Rise Condo   Primary   Purchase             Standard        80.00   79.76  352,000
6105159989   JOHNSON           TX   75088   Single Family     Primary   Refinance            Rapid           78.76   78.76  512,000
6106724518   JIANG             CA   91006   Single Family     Primary   Refinance            Rapid           77.61   77.36  520,000
6107745058   DAGGETT           CA   92653   PUD               Primary   Refinance            Standard        55.94   55.94  386,000
6113211111   STOKOL            CA   90024   Single Family     Primary   Refinance            Rapid           27.65   27.57  470,200
6113755919   MAPES             CA   92130   PUD               Primary   Refinance            Rapid           56.17   56.17  500,000
6115490887   WITKOWSKI         CA   91202   Single Family     Primary   Purchase             Standard        80.00   79.65  439,200
6116324887   BROWNE            CA   94037   Single Family     Primary   Cash-out Refinance   Rapid           62.32   62.32  358,385
6121221433   DUGAN JR          MD   21209   Single Family     Primary   Refinance            Standard        45.37   45.23  340,300
6124656296   FRANKLIN          CA   94583   Single Family     Primary   Refinance            Rapid           43.89   43.62  340,200
6124892784   CONLISK           CA   92648   Single Family     Primary   Refinance            Rapid           51.53   51.53  469,000
6125804879   LAPIDUS           DC   20016   Single Family     Primary   Refinance            Reduced         68.00   68.00  408,000
6126684718   BARTLETT          NV   89509   PUD               Primary   Refinance            Rapid           64.43   64.23  373,750
6132464501   MARTINEZ          FL   33305   Single Family     Primary   Purchase             Standard        80.00   80.00  508,000
6132903730   JAVAHERI          CA   95746   Single Family     Primary   Refinance            Rapid           65.09   64.88  358,000
6135376751   CAPPELLETTI       CA   94507   PUD               Primary   Refinance            Rapid           38.96   38.96  565,000
6138397267   KEOHANE           CA   95014   Single Family     Primary   Cash-out Refinance   Rapid           57.69   57.51  600,000
6138913352   KAN               VA   22033   PUD               Primary   Purchase             Rapid           80.00   80.00  520,000
6139280504   HUTCHENS          NV   89509   Single Family     Primary   Cash-out Refinance   Standard        60.00   59.62  690,000
6139465147   SINGLETON         CA   94947   Single Family     Primary   Refinance            Rapid           66.73   66.73  347,000
6144016646   GATES             NV   89509   PUD               Primary   Purchase             Rapid           59.28   59.28  750,000
6145851868   NIEH              CA   94087   Single Family     Primary   Cash-out Refinance   Rapid           46.66   46.51  420,000
6146076440   ZOELLER JR        WI   53066   Single Family     Primary   Refinance            Rapid           60.00   60.00  330,000
6147696741   HUBBARD           CA   92270   PUD               Secondary Purchase             Rapid           67.74   67.74  420,000
6150310826   KRAMER            CA   90402   Single Family     Primary   Purchase             Standard        80.00   79.55  764,000
6150847165   SCHECHTMAN        CA   93023   Single Family     Primary   Refinance            Standard        50.00   49.84  650,000
6154557935   PAI               CA   93063   PUD               Primary   Purchase             Rapid           79.99   79.99  587,400
6156340553   BERTOK            CA   92675   Single Family     Primary   Refinance            Rapid           70.93   70.70  532,000
6157468668   CHUNG             CA   95121   Single Family     Primary   Purchase             Rapid           41.92   41.92  350,000
6158756228   FRYER             IL   60202   Single Family     Primary   Refinance            Standard        60.66   60.66  910,000
6159602066   ZWEIG             MO   63144   Single Family     Primary   Purchase             Rapid           80.00   80.00  282,400
6160085301   KELSO             CA   94947   Single Family     Primary   Refinance            Rapid           62.09   62.09  385,000
6161676264   PERKINS           VA   22309   Single Family     Primary   Refinance            Standard        75.33   74.62  568,800
6163037572   MCCARTER          CA   94945   PUD               Primary   Refinance            Rapid           69.39   69.39  474,000
6164357698   XIE               CA   94583   PUD               Primary   Refinance            Standard        70.00   69.78  346,500
6165367357   WENGEL            NV   89117   PUD               Primary   Refinance            Standard        65.00   64.59  650,000
6165908549   WISSEL            CA   94087   Single Family     Primary   Refinance            Rapid           72.48   72.48  540,000
6168092812   RUDISILL          CA   95746   PUD               Primary   Refinance            Standard        80.00   80.00  620,000
6172904879   IATOMASE          NV   89448   Single Family     Primary   Purchase             Rapid           45.45   45.45  500,000
6176684097   OLSON             CA   93105   Single Family     Primary   Cash-out Refinance   Standard        56.45   56.45  350,000
6181758639   HUTCHINSON        CA   94040   Single Family     Primary   Refinance            Standard        48.63   48.63  355,000
6182328564   PLAYER            AZ   85048   PUD               Primary   Refinance            Rapid           71.47   71.23  439,600
6184628417   MARAGOS           FL   33710   Single Family     Primary   Cash-out Refinance   Standard        70.00   69.77  381,500
6185169874   JAMISON           TX   76017   PUD               Primary   Refinance            Standard        66.26   66.05  550,000
6185920185   WEINTRAUB         CA   95616   Single Family     Secondary Purchase             Rapid           79.38   79.38  375,000
6186838691   GALLISTEL         CA   92504   Single Family     Primary   Refinance            Standard        73.86   73.86  373,000
6189032052   REZNER            WI   54952   Single Family     Primary   Refinance            Rapid           50.79   50.63  383,500
6189475731   SULLIVAN          GA   30327   Single Family     Primary   Refinance            Standard        60.60   60.601,000,000
6193252100   ENLOW             CA   94923   PUD               Primary   Cash-out Refinance   Standard        56.13   56.13  617,500
6195783219   KWAN              CA   94587   Single Family     Primary   Purchase             Rapid           61.16   60.97  450,000
6199751915   O'REILLY          SC   29928   PUD               Primary   Refinance            Standard        39.71   39.58  834,000
6199847630   BANKS             VA   22101   Single Family     Primary   Refinance            Standard        54.02   53.85  732,000
6201421010   BAILEY            CA   94506   PUD               Primary   Refinance            Standard        40.88   40.76  920,000
6206007319   SPROTT            CA   95076   Single Family     Primary   Cash-out Refinance   Rapid           43.90   43.76  360,000
6209114120   KHOURY            CA   94002   Single Family     Primary   Cash-out Refinance   Standard        50.57   50.57  440,000
6212813403   CHIEN             CA   95120   Single Family     Primary   Refinance            Rapid           38.58   38.58  328,000
6213898890   SIMON             FL   33446   PUD               Primary   Purchase             Standard        64.79   64.59  650,000
6213899039   BETZLER           NM   87501   Single Family     Primary   Refinance            Rapid           69.98   69.98  503,881
6218545967   BEHRMANN          FL   34683   Single Family     Primary   Cash-out Refinance   Rapid           70.00   69.77  423,500
6220614959   COOPERSON         CA   94558   Single Family     Primary   Refinance            Rapid           56.79   55.85  460,000
6221589051   STRELECKY         WA   98116   Single Family     Primary   Cash-out Refinance   Standard        71.42   71.19  400,000
6224666195   SYWOLSKI          SC   29401   Single Family     Primary   Refinance            Standard        34.72   34.72  746,500
6230537430   KIM               CA   90274   Single Family     Primary   Refinance            Rapid           57.14   56.951,000,000
6232847902   BONCI             CA   94115   Single Family     Primary   Cash-out Refinance   Standard        60.00   59.81  357,000
6232968872   TAYLOR            CA   95831   PUD               Primary   Cash-out Refinance   Standard        51.58   51.58  325,000
6238101445   WESSELS           FL   32034   High-Rise Condo   Secondary Purchase             Rapid           75.00   75.00  311,250
6238119827   WILLSON           CA   95120   Single Family     Primary   Cash-out Refinance   Rapid           30.00   29.90  375,000
6241758934   RIORDAN           AZ   86004   Single Family     Secondary Refinance            Standard        68.10   67.88  323,500
6250584932   CYPHERS           AZ   85331   PUD               Primary   Refinance            Standard        86.19   86.19  362,000
6252502478   SAINT-LOUBERT-B   CA   94061   Single Family     Primary   Refinance            Rapid           61.33   61.33  460,000
6255929561   FAIRBANKS III     CA   91351   Single Family     Primary   Cash-out Refinance   Standard        73.52   73.52  375,000
6256067205   FOWLER            KS   66224   PUD               Primary   Purchase             Standard        58.73   58.54  400,000
6256210433   KAPLAN            FL   34652   PUD               Primary   Refinance            Standard        61.36   60.97  675,000
6256826196   JOHNSTON          CA   92262   Single Family     Primary   Cash-out Refinance   Rapid           25.25   25.25  505,000
6261014580   KING              CA   94954   PUD               Primary   Cash-out Refinance   Standard        63.57   63.57  623,000
6263361179   CARO              CA   94591   Single Family     Primary   Purchase             Standard        70.00   69.55  410,837
6271796366   DUCKOR            CA   92705   Single Family     Primary   Cash-out Refinance   Rapid           40.00   40.00  620,000
6273517687   BOWDEN            WA   98102   Single Family     Primary   Cash-out Refinance   Standard        68.80   68.37  375,000
6273952967   KNOSS             CA   94107   High-Rise Condo   Primary   Purchase             Rapid           68.71   68.49  549,000
6276057483   TAYLOR            SC   29451   Single Family     Primary   Cash-out Refinance   Standard        29.40   29.40  699,000
6276059596   BARKLEY           NC   27927   PUD               Secondary Refinance            Rapid           41.33   41.20  620,000
6284053144   MCELWEE           CO   80524   Single Family     Primary   Cash-out Refinance   Reduced         65.21   65.00  300,000
6284357156   WOODHAMS          CA   94506   Single Family     Primary   Refinance            Standard        47.36   47.08  426,300
6286452690   SOLOVY            IL   60015   Single Family     Primary   Purchase             Rapid           51.28   51.11  400,000
6286829905   MEYER             CT   06410   Single Family     Primary   Cash-out Refinance   Rapid           67.87   67.65  450,000
6288567669   STRAW             CA   96161   PUD               Primary   Cash-out Refinance   Standard        26.66   26.66  400,000
6290387858   BAILEY            CA   92315   Single Family     Secondary Refinance            Standard        62.60   62.40  444,500
6291256524   MASTROVICH        MA   02090   Single Family     Primary   Cash-out Refinance   Standard        22.22   22.15  400,000
6291862768   ZIEMAN            VA   22969   Single Family     Primary   Refinance            Standard        58.75   58.37  302,597
6293771066   PETTRIC           CA   92028   PUD               Primary   Refinance            Rapid           56.23   56.05  435,800
6294966426   ANDREWS           CA   94515   Single Family     Primary   Refinance            Rapid            6.09    6.07  335,000
6296829176   CHU               MD   20877   Single Family     Primary   Cash-out Refinance   Standard        53.95   53.78  750,000
6298946150   SCHWARTZ          FL   34231   Single Family     Primary   Refinance            All Ready Home  49.92   49.92  424,352
6302233975   SIMCOCK           CO   80121   Single Family     Primary   Refinance            Standard        65.00   65.00  975,000
6303804873   SCHLABS           CA   94941   Single Family     Primary   Purchase             Rapid           56.33   56.331,000,000
6306699601   JEW               CA   94303   PUD               Primary   Purchase             Rapid           79.99   79.99  590,000
6307267663   SPLINTER          NV   89448   Single Family     Secondary Refinance            Standard        21.24   20.20  478,000
6310897456   WHITLEY           GA   30004   Single Family     Primary   Cash-out Refinance   Rapid           74.78   74.78  430,000
6316901187   SETHI             CA   91902   Single Family     Primary   Refinance            Rapid           73.00   73.00  562,100
6319417132   HORSMAN           AZ   85259   PUD               Primary   Refinance            Standard        51.61   51.45  400,000
6327118540   CHAPA             CA   94526   PUD               Primary   Refinance            Rapid           70.80   70.80  354,000
6327770217   CAO               VA   20171   PUD               Primary   Refinance            Standard        68.30   68.08  316,250
6328703969   SAUNDERS          NV   89144   PUD               Primary   Refinance            Standard        40.32   40.15  423,400
6330034999   KERSTETTER        NC   27927   PUD               Secondary Purchase             Rapid           80.00   79.74  320,000
6330854164   LU                CA   92602   PUD               Primary   Purchase             Rapid           79.99   79.99  536,500
6333171178   ZANDBERG          CA   94530   Single Family     Primary   Refinance            Rapid           64.65   64.45  397,000
6336965865   GARVER            MD   20878   PUD               Primary   Refinance            Standard        64.74   64.53  382,000
6338992420   CHENG             MD   20850   PUD               Primary   Refinance            Rapid           69.88   69.65  355,000
6340591764   YOUNG             NC   28147   Single Family     Primary   Cash-out Refinance   Standard        34.44   34.22  620,000
6341206487   GORDON            FL   32832   Single Family     Primary   Refinance            Standard        63.94   63.32  319,700
6348076651   BORRELL           FL   34145   Single Family     Secondary Purchase             Rapid           58.89   58.51  500,000
6348085298   MANSOUR           MA   02186   Single Family     Primary   Refinance            Standard        58.51   58.33  395,000
6349498359   MATHEW            CA   94022   Single Family     Primary   Purchase             Standard        63.63   63.63  875,000
6350434517   DAVENPORT         CA   95054   PUD               Primary   Cash-out Refinance   Standard        47.29   47.29  350,000
6353552323   RUSCH             CA   90274   Single Family     Primary   Refinance            Rapid           42.51   42.37  457,000
6354431212   WU                CA   91304   PUD               Primary   Cash-out Refinance   Rapid           64.51   64.31  400,000
6359035273   DING              CA   90064   Single Family     Primary   Refinance            Rapid           50.13   49.97  381,000
6359139992   TABAZADEH         CA   90274   Single Family     Primary   Cash-out Refinance   Standard        41.93   41.80  650,000
6360909250   COATS             CA   92882   PUD               Primary   Purchase             Rapid           89.99   89.70  367,303
6363633139   JENSEN            CA   93901   Single Family     Primary   Refinance            Rapid           57.69   57.45  300,000
6364964004   WEN               CA   94539   Single Family     Primary   Refinance            Rapid           69.60   69.60  435,000
6365029856   BLACK             TX   76016   Single Family     Primary   Refinance            Rapid           73.10   72.87  530,000
6366841473   YEDIKIAN          CA   90275   Single Family     Primary   Refinance            Rapid           51.16   51.16  345,347
6370717636   CHITCHAKKOL       CA   92128   PUD               Primary   Refinance            Standard        69.31   69.09  305,000
6376710577   HERRSCHAFT        AZ   85262   PUD               Primary   Refinance            All Ready Home  48.62   48.47  478,000
6378911553   LEVINE            TX   75287   Single Family     Primary   Refinance            Rapid           64.40   64.19  354,200
6379533075   JOSHI             CA   93065   PUD               Primary   Cash-out Refinance   Standard        70.00   69.55  553,000
6382278528   WINGER            MD   20816   PUD               Primary   Purchase             Standard        79.97   79.71  559,000
6384425374   YANG              CA   91011   PUD               Primary   Refinance            Standard        67.34   67.34  330,000
6386590233   XITCO             CA   92211   PUD               Secondary Refinance            Rapid           62.40   62.00  468,000
6389173912   O'BRIEN           CA   95762   PUD               Primary   Cash-out Refinance   Standard        68.66   68.45  412,000
6391344477   NEWHOUSE          CT   06419   Single Family     Primary   Refinance            Rapid           70.00   70.00  444,500
6394194168   PENNINGTON        DC   20003   Single Family     Primary   Purchase             Rapid           70.00   70.00  350,000
6395079830   NANAYAKKARA       FL   33486   PUD               Primary   Cash-out Refinance   Standard        70.00   70.00  490,000
6395586867   LE                CA   94303   Single Family     Primary   Refinance            Rapid           41.15   41.02  364,200
6396719251   DUBEY             CA   95683   PUD               Primary   Cash-out Refinance   Standard        69.93   69.70  521,000
6397359008   GOTZ              CA   96143   Single Family     Secondary Refinance            Rapid           54.25   54.25  332,050
6401691263   BERGER            NM   87120   Single Family     Primary   Refinance            Standard        70.23   70.23  302,000
6403608463   LAYER             CA   92211   PUD               Secondary Refinance            Rapid           51.05   51.05  485,000
6404714161   BAUER-SZCZEPANS   CA   92673   Single Family     Primary   Cash-out Refinance   Standard        43.66   43.66  400,000
6408568548   PAIK              IL   60192   Single Family     Primary   Cash-out Refinance   Stated          79.51   79.04  330,000
6409350722   MERTENS           CA   95126   Single Family     Primary   Cash-out Refinance   Standard        39.59   39.46  390,000
6409761647   JOSEPHSON         FL   32225   PUD               Primary   Refinance            Rapid           80.00   80.00  468,000
6410771304   PETRUZZELLI       VA   22015   PUD               Primary   Refinance            Rapid           64.08   63.87  384,500
6411466391   POPLAWSKY         CA   90067   Condominimum      Primary   Purchase             Standard        69.93   69.28  500,000
6414360021   LLOVIO            FL   33187   Single Family     Secondary Purchase             Rapid           70.00   70.00  399,000
6416106893   CIMINELLI         NC   28277   PUD               Primary   Refinance            Standard        69.58   69.58  437,000
6416389135   MCCRUM            CA   94010   Single Family     Primary   Refinance            Rapid           36.11   35.99  650,000
6418735962   PROHOVICH         MA   02493   Single Family     Primary   Refinance            Rapid           25.65   25.65  590,000
6420691526   KHOSRAVI          CA   92651   Single Family     Primary   Refinance            Standard        36.83   36.72  361,000
6422513314   THAGARD           CA   92657   PUD               Primary   Refinance            Rapid           35.13   34.37  650,000
6438030683   LEE               CA   92886   Single Family     Primary   Cash-out Refinance   Rapid           69.33   69.33  416,000
6438905157   FARCHI            FL   33180   PUD               Primary   Purchase             Rapid           79.77   79.77  355,000
6439612976   NEE               CA   95014   Single Family     Primary   Refinance            Rapid           55.55   55.37  500,000
6439751592   COPLAN            CA   92037   Single Family     Primary   Refinance            Standard        12.17   12.13  785,000
6442456643   BUICE             MD   21669   Single Family     Primary   Refinance            Rapid           38.59   38.59  380,000
6444402256   YIM               CA   91748   PUD               Primary   Refinance            Rapid           67.23   66.80  355,000
6445162891   NELSON            VA   22124   Single Family     Primary   Cash-out Refinance   Standard        75.00   75.00  375,000
6448924750   AMIREH            CA   95125   Single Family     Primary   Cash-out Refinance   Standard        68.90   68.69  472,000
6449516084   MERTENS           CA   95120   Single Family     Primary   Refinance            Rapid           43.51   43.51  446,000
6450637969   MILLER            MO   63117   Single Family     Primary   Cash-out Refinance   Rapid           65.00   64.79  455,000
6454106805   CLOSE             SC   29209   Single Family     Primary   Cash-out Refinance   Standard        80.00   79.49  321,600
6454946713   LANSFORD          NC   27265   Single Family     Primary   Refinance            Rapid           72.62   72.62  650,000
6456312534   TAYLOR            NV   89402   Single Family     Primary   Cash-out Refinance   Rapid           41.77   41.63  384,300
6463293529   SEIDMAN           CA   94131   Single Family     Primary   Purchase             Standard        80.00   80.00  696,000
6471474210   CONRAD            CA   92867   Single Family     Primary   Refinance            Rapid           68.68   68.46  340,000
6472215067   BERNIE            CA   94107   Condominimum      Primary   Refinance            Rapid           68.70   68.70  831,300
6473328992   FLANDO JR         FL   34102   Condominimum      Secondary Refinance            Rapid           61.29   61.29  380,000
6473593181   CHU               CA   95014   Single Family     Primary   Refinance            Rapid           26.90   26.90  591,900
6475563471   ZAMAN             CA   91403   Single Family     Primary   Refinance            All Ready Home  69.38   69.16  392,000
6483165434   TZENG             CA   94404   Single Family     Primary   Refinance            Rapid           60.64   60.11  470,000
6494040014   MAAS JR           CA   94116   Single Family     Investor  Refinance            Standard        69.19   69.19  342,500
6495829738   CUPPLES           NC   28790   Single Family     Secondary Refinance            Rapid           78.60   78.35  393,000
6498214292   HAMILTON          CO   80906   Single Family     Primary   Cash-out Refinance   Standard        70.00   70.00  577,500
6498349791   NGUYEN            HI   96743   Condominimum      Secondary Purchase             Rapid           50.00   49.83  600,000
6499769971   PARKER            FL   34134   PUD               Primary   Refinance            Standard        26.31   26.311,000,000
6500348419   CHATWELL          CA   94024   Single Family     Primary   Cash-out Refinance   Standard        47.36   47.36  900,000
6505128394   LEE               AZ   85016   Single Family     Primary   Cash-out Refinance   Rapid           62.50   62.50  625,000
6512254464   DOUD              CA   93424   Single Family     Secondary Refinance            Rapid           46.66   46.66  350,000
6512534709   KOERNER           CA   91724   Single Family     Primary   Refinance            Rapid           44.57   44.57  370,000
6515841549   GUINON            CA   94595   Single Family     Primary   Refinance            Rapid           58.20   58.20  454,000
6517060940   SWANSON           CA   95120   Single Family     Primary   Cash-out Refinance   Standard        43.80   43.80  460,000
6519105016   ALTEN-BERND       CA   94903   PUD               Primary   Refinance            All Ready Home  54.50   54.50  327,000
6519799875   HARRIS            CA   90266   Single Family     Primary   Purchase             Rapid           50.98   50.98  650,000
6521725439   AYZENBERG         PA   18954   Single Family     Primary   Cash-out Refinance   Rapid           74.99   74.51  393,700
6526792632   LEE               CA   91765   Single Family     Primary   Purchase             Rapid           75.00   75.00  570,000
6528277905   CHEN              CA   95129   Single Family     Primary   Cash-out Refinance   Rapid           46.25   46.11  340,000
6528940668   BIRK              CA   92253   PUD               Primary   Refinance            Standard        66.40   66.18  415,000
6529739226   WARD              CA   92107   Single Family     Primary   Cash-out Refinance   Standard        41.14   41.14  360,000
6532055057   ADIBI-RIZI        CA   95120   PUD               Primary   Cash-out Refinance   Standard        58.63   58.27  387,000
6532067052   WORRELL           SC   29710   PUD               Primary   Purchase             Timesaver-1     80.00   80.00  420,000
6536412361   MYGRANT           CA   96001   Single Family     Primary   Refinance            Rapid           73.21   71.26  417,350
6536758912   HANCHETTE         MO   64152   Single Family     Primary   Refinance            Standard        50.86   50.70  351,000
6538288694   FURGURSON         CA   95066   Single Family     Primary   Refinance            Rapid           75.07   75.07  488,000
6539916756   MILHOAN           TX   77713   Single Family     Primary   Purchase             Standard        78.94   78.70  750,000
6542161242   MALEE             AZ   85310   Single Family     Primary   Refinance            Rapid           70.09   70.09  368,000
6542618712   MUELLER-HICKLER   CA   96161   PUD               Secondary Purchase             Rapid           80.00   79.75  358,400
6547433414   REIDER            NC   27927   PUD               Secondary Purchase             Standard        73.56   73.32  800,000
6552563030   GOLDBAUM          FL   33446   PUD               Primary   Refinance            Rapid           62.01   62.01  400,000
6555622791   MIDDLETON         CA   91941   Single Family     Primary   Refinance            Rapid           57.96   57.96  513,000
6557278485   UNGER             CA   92109   Condominimum      Primary   Purchase             Rapid           60.10   59.91  550,000
6557730238   GOODWIN           CA   91011   Single Family     Primary   Refinance            Standard        52.98   52.98  800,000
6559842387   RUNDELL           CO   80220   Single Family     Primary   Refinance            Rapid           80.00   79.74  420,000
6560384916   TRAVERS           MO   63119   Single Family     Primary   Refinance            Standard        76.00   76.00  539,600
6563169975   REEVE             CA   95746   Single Family     Primary   Refinance            Standard        59.21   59.21  450,000
6564677950   BEER              CA   94563   Single Family     Primary   Cash-out Refinance   Rapid           57.25   57.25  375,000
6566332729   EISCHEID          GA   30067   PUD               Primary   Purchase             Rapid           67.11   66.68  500,000
6566702822   ANAISSIE          AR   72212   Single Family     Primary   Refinance            Standard        78.35   78.10  380,000
6570619368   BOSHER            TX   75093   PUD               Primary   Refinance            Rapid           47.70   47.70  343,500
6572731773   WANG              CA   90703   PUD               Primary   Purchase             Standard        75.00   74.76  483,750
6573010037   TELEBRICO         CA   91748   Single Family     Primary   Refinance            Rapid           80.00   80.00  288,000
6577120675   MILLER            CA   92705   Single Family     Primary   Refinance            Standard        61.15   60.95  902,000
6577170878   CHUMLEY JR        AR   72223   Single Family     Primary   Purchase             Standard        80.00   80.00  364,560
6577956888   WALDMAN           NV   89450   Single Family     Primary   Cash-out Refinance   Standard        59.18   58.99  473,500
6578718071   FROGGE            MO   63017   Single Family     Primary   Refinance            All Ready Home  78.43   77.93  400,000
6584029976   SEYMOUR           CA   94538   Single Family     Primary   Cash-out Refinance   Standard        67.01   66.80  325,000
6585411439   DINWIDDIE         TN   37067   PUD               Primary   Refinance            Rapid           76.33   76.09  316,800
6587253623   BALABHADARA       MI   48322   Condominimum      Primary   Refinance            Rapid           68.62   68.62  350,000
6587369247   LEUNG             CA   95070   Single Family     Primary   Cash-out Refinance   Rapid           36.00   36.00  360,000
6588047933   BEYDLER           CA   92691   PUD               Primary   Refinance            Rapid           80.00   80.00  300,000
6589420394   BUDENHOLZER       CA   92129   Single Family     Primary   Refinance            Rapid           69.79   69.35  335,000
6590890395   PANGAN            CA   94539   PUD               Primary   Refinance            Standard        25.00   25.00  400,000
6590997026   RIESER            IL   60091   Single Family     Primary   Cash-out Refinance   Standard        62.55   62.55  563,000
6592778275   DAS               CA   92705   Single Family     Primary   Refinance            All Ready Home  52.14   52.14  558,000
6597037685   ALHADEFF          VA   24018   Single Family     Primary   Purchase             Standard        80.00   80.00  340,000
6597054235   OH                CA   91011   Single Family     Primary   Refinance            Rapid           76.72   76.39  422,000
6597680849   HAUSER            CA   94041   Single Family     Primary   Refinance            Rapid           60.62   60.43  485,000
6598962493   SOLIS             NJ   07450   Single Family     Primary   Refinance            Reduced         79.60   79.60  484,000
6600158395   LLOVIO            FL   33156   Single Family     Primary   Purchase             Standard        48.19   48.191,000,000
6600277047   MULLEY            MA   01845   Single Family     Primary   Refinance            Rapid           68.53   68.31  323,500
6600969924   SIMCOCK           CO   81611   Single Family     Secondary Refinance            Standard        32.91   32.91  790,000
6606483417   GORDON            NJ   08202   Single Family     Primary   Cash-out Refinance   Standard        26.77   26.77  482,000
6610484161   WALTER            MN   55374   Single Family     Primary   Refinance            Rapid           76.43   76.43  496,800
6612021052   HELNWEIN          FL   33755   Single Family     Primary   Cash-out Refinance   Standard        42.35   42.08  720,000
6615425441   KEITER            CA   93066   Single Family     Primary   Refinance            All Ready Home  75.29   75.29  384,000
6617925380   YOON              VA   20124   PUD               Primary   Refinance            Rapid           73.69   73.69  339,000
6618012873   PEARSON           CA   92663   PUD               Primary   Purchase             Rapid           80.00   79.48  368,000
6618078692   GALLAGHER         CA   94010   Single Family     Primary   Cash-out Refinance   Standard        31.96   31.96  350,000
6619546432   DAHMAN            FL   33344   PUD               Primary   Purchase             Reduced         80.00   79.74  320,000
6623919591   KAPOOR            CA   91108   Single Family     Primary   Cash-out Refinance   Rapid           46.66   46.51  350,000
6625158594   CENTERS           CA   94526   Single Family     Primary   Cash-out Refinance   Standard        55.39   55.39  385,000
6628662857   HAMER             VA   22903   PUD               Primary   Cash-out Refinance   Standard        75.00   74.76  323,250
6631119549   GORDON            CA   92612   Condominimum      Primary   Purchase             Rapid           61.60   61.60  385,000
6631462931   MACKEY            CA   91607   Single Family     Primary   Cash-out Refinance   Standard        66.66   66.66  400,000
6631469159   MANSUR            FL   32233   PUD               Primary   Refinance            Standard        58.57   58.38  820,000
6631768600   SLATER            CA   90024   Single Family     Primary   Purchase             Standard        44.15   44.001,000,000
6633993818   MADZAREVIC        CA   90274   Single Family     Primary   Refinance            All Ready Home  52.50   52.50  315,000
6636924893   RAMIREDDY         FL   34685   PUD               Primary   Purchase             Standard        80.00   79.74  600,000
6639631313   TAO               CA   90069   Single Family     Primary   Purchase             Standard        54.05   54.051,000,000
6639758264   QARAJAH           CA   94044   Single Family     Primary   Purchase             Standard        58.05   58.05  400,000
6641024176   HIATT             IL   60558   Single Family     Primary   Refinance            Rapid           79.61   79.61  328,000
6641280927   HERITAGE          CA   95746   PUD               Primary   Refinance            Rapid           50.00   49.84  400,000
6643957274   AGUIRRE           CA   94402   Single Family     Primary   Refinance            All Ready Home  25.62   25.54  410,000
6644228840   KUBICEK           CA   91206   Single Family     Primary   Cash-out Refinance   Rapid           74.02   74.02  359,000
6644542257   CRAWFORD          IL   60043   Single Family     Primary   Purchase             Standard        80.00   79.74  573,600
6648276696   AMSDEN            CA   94556   Single Family     Primary   Refinance            All Ready Home  55.28   55.28  387,000
6648393483   RAMOS             FL   33143   PUD               Investor  Refinance            Standard        60.11   59.92  541,000
6650572297   WALLEMAN          CA   90505   Single Family     Primary   Refinance            Standard        72.91   72.91  350,000
6652137727   GARCIA            MD   21204   Single Family     Primary   Cash-out Refinance   Standard        80.00   80.00  588,000
6652622587   COWING            CA   94402   Single Family     Primary   Cash-out Refinance   Standard        54.16   54.16  650,000
6653046547   LITTLE            MO   65203   PUD               Primary   Refinance            Rapid           79.94   79.69  315,000
6654526604   SHAMIEH           CA   94585   Single Family     Primary   Cash-out Refinance   Standard        65.97   65.76  607,000
6656020176   LAI               CA   95138   Single Family     Primary   Refinance            Rapid           50.00   49.84  525,000
6659486374   SHERMAN           CT   06378   Single Family     Primary   Refinance            Standard        49.82   49.67  436,000
6660075745   YANG              CA   95070   Single Family     Primary   Cash-out Refinance   Rapid           36.00   36.00  450,000
6664807366   SCIORTINO         CA   91750   PUD               Primary   Refinance            Rapid           69.23   69.23  453,500
6665871718   DELUCA            MD   21029   Single Family     Primary   Refinance            Reduced         72.17   72.17  454,000
6666871444   ENOS              CA   92887   PUD               Primary   Refinance            Rapid           80.00   79.43  424,000
6667328972   HEILAND           AZ   85253   Single Family     Primary   Refinance            Rapid           59.61   59.42  775,000
6668852152   CRAIG JR          KS   66610   Single Family     Primary   Refinance            Rapid           80.00   79.74  440,000
6674582470   MESSENS           CA   92867   PUD               Primary   Refinance            Rapid           60.53   60.34  454,000
6679384245   STEWART           CA   92352   Single Family     Secondary Refinance            Standard        75.00   75.00  457,500
6681002579   LANDRUM           CA   91307   PUD               Primary   Refinance            Rapid           64.49   63.87  445,000
6681120439   SANGSTER          CA   94024   Single Family     Primary   Refinance            Rapid           27.69   27.69  457,000
6682175150   GOLAN             MD   20816   Single Family     Primary   Refinance            Rapid           79.56   79.56  330,183
6683800707   BAGLEY            CA   94558   Single Family     Primary   Refinance            Rapid           69.91   69.69  405,500
6685088160   YUAN              CA   91765   PUD               Primary   Purchase             Rapid           56.60   56.24  600,000
6685204940   JONES             TX   75028   PUD               Primary   Refinance            Rapid           76.67   76.43  313,600
6687608528   ESTEVES           CA   94022   Single Family     Primary   Cash-out Refinance   Standard        17.42   17.37  427,000
6688046017   PARIKH            MI   48302   Single Family     Primary   Refinance            Standard        57.05   57.05  970,000
6691368481   COONEY            MD   21601   Single Family     Primary   Refinance            Standard        70.79   70.57  534,500
6693319979   FEDUSKA           NV   89014   PUD               Primary   Purchase             Standard        35.71   35.56  400,000
6694688042   MCGEE             CA   95060   Single Family     Secondary Refinance            Rapid           75.00   75.00  600,000
6698771828   METZGER           TX   76092   PUD               Primary   Purchase             Rapid           56.33   55.97  600,000
6700572388   JOE               CA   94133   Condominimum      Primary   Refinance            Rapid           16.52   16.52  413,000
6700681700   ABRISHAMI         MD   20878   PUD               Primary   Refinance            Rapid           64.00   64.00  384,000
6700986117   NORSWORTHY        MO   64152   PUD               Primary   Purchase             Standard        79.75   79.50  650,000
6707119860   STULTZ JR         CA   94941   Single Family     Primary   Cash-out Refinance   Standard        38.88   38.76  700,000
6707156391   SWALLER           CA   92887   Single Family     Primary   Refinance            Rapid           74.52   74.29  354,000
6707477474   KLINE             TX   75229   PUD               Primary   Refinance            Rapid           65.22   65.02  782,750
6708916124   ONNEN             MD   21093   Single Family     Primary   Refinance            Rapid           23.55   23.55  312,100
6711558335   FLEISCHER         TN   37205   Single Family     Primary   Refinance            Rapid           44.80   44.80  448,000
6712370359   LING              CA   94404   Single Family     Investor  Purchase             Standard        31.37   31.37  400,000
6716373367   MAHNKEN           MO   65804   Single Family     Primary   Purchase             Rapid           74.00   73.25  418,100
6716852345   BARTON            CA   92887   Single Family     Primary   Refinance            Rapid           55.55   55.38  500,000
6717689134   VALENTINE         TN   37027   Single Family     Primary   Cash-out Refinance   Rapid           70.00   70.00  588,000
6721526538   LEE               CA   90210   Single Family     Primary   Purchase             Standard        69.44   69.221,000,000
6726102673   PURVIS            CA   94506   PUD               Primary   Refinance            Rapid           22.22   22.15  400,000
6727960913   HURT              FL   32308   PUD               Primary   Cash-out Refinance   Standard        65.09   65.09  527,270
6728996700   RHODES            MA   02356   Single Family     Primary   Cash-out Refinance   Rapid           75.00   74.76  375,000
6729533239   RITCHEY           CA   90245   Single Family     Primary   Purchase             Rapid           68.00   68.00  425,000
6730314454   TSE               CA   94087   Single Family     Primary   Cash-out Refinance   Standard        68.08   67.86  480,000
6733065665   ZUNIN             HI   96825   PUD               Primary   Purchase             Standard        80.00   79.47  600,000
6733900960   PAIK              CA   90275   Single Family     Primary   Refinance            Standard        72.11   72.11  443,500
6736738474   MCGAUGHEY III     GA   30292   Single Family     Primary   Refinance            Rapid           79.10   78.61  530,000
6740145856   ROSSI             IL   61550   Single Family     Primary   Refinance            Rapid           63.19   63.19  400,000
6740325581   MILBURN           AZ   85258   PUD               Primary   Refinance            Standard        66.18   65.97  364,000
6742445015   RANJBAR           CA   91208   Single Family     Primary   Cash-out Refinance   Standard        65.00   64.79  650,000
6744868826   KOHM              SC   29585   Condominimum      Primary   Refinance            Rapid           79.64   79.15  338,493
6745392644   HO                CA   94501   Single Family     Primary   Cash-out Refinance   Standard        75.00   74.72  375,000
6750077296   ACKLEY            CA   94027   Single Family     Primary   Refinance            Standard        20.00   20.001,000,000
6750654086   LIU               CA   91748   PUD               Primary   Purchase             Standard        75.71   75.71  397,500
6751577203   MACK              NC   28117   Single Family     Primary   Refinance            Standard        69.35   69.06  676,190
6753475125   CHAMBERS          NM   87402   Single Family     Primary   Refinance            Rapid           67.88   67.67  427,700
6755652713   WESELY            AZ   85259   PUD               Primary   Refinance            Standard        66.37   66.16  308,000
6757645848   HERRMANN          TX   76092   Single Family     Primary   Refinance            Standard        80.00   79.60  492,000
6761809984   PETERS            CA   92887   Single Family     Primary   Cash-out Refinance   Standard        65.36   65.15  317,000
6765630188   WANG              CA   94587   Single Family     Primary   Purchase             Standard        50.28   50.28  425,000
6767041038   HAMMOND           CA   94558   Single Family     Primary   Refinance            Rapid           10.26   10.23  485,000
6772287477   PLUMB             OR   97035   Single Family     Primary   Purchase             Standard        80.00   79.74  566,000
6772457732   GOTH              CA   93940   Single Family     Secondary Refinance            Rapid           44.82   44.82  650,000
6776101880   BERES             CA   90049   Single Family     Primary   Purchase             Standard        70.00   69.77  503,300
6776319235   FINAMORE          CA   95037   Single Family     Primary   Refinance            Rapid           28.80   28.80  360,000
6776725373   GUTOWICZ JR       CA   92130   PUD               Secondary Purchase             Rapid           75.00   75.00  438,750
6779509907   VASHI             IL   60045   Single Family     Primary   Refinance            Rapid           38.04   37.92  875,000
6780068042   DUQUETTE          CA   96150   PUD               Investor  Refinance            Standard        40.77   40.64  369,000
6782706573   ROMERO            CA   92780   Single Family     Primary   Refinance            Reduced         76.89   76.65  334,500
6783741207   SHMUELI           MD   20910   Single Family     Primary   Purchase             Rapid           61.99   27.62  274,000
6788118740   MAHAJAN           MI   48322   Single Family     Primary   Refinance            Rapid           66.44   66.23  495,000
6788733761   ANIK              CA   94024   Single Family     Primary   Refinance            Rapid           28.57   28.39  450,000
6793511806   NAVARRO           NV   89135   PUD               Primary   Cash-out Refinance   Standard        70.00   69.77  630,000
6795015871   REINHART          AZ   85021   Single Family     Primary   Purchase             Rapid           80.00   79.49  512,000
6798146830   CRAWFORD III      SC   29206   Single Family     Primary   Purchase             Rapid           78.72   78.72  370,000
6798309826   KUHNHAUSEN        OR   97701   Single Family     Primary   Cash-out Refinance   Standard        38.65   38.53  375,000
6803577631   THOMAS            CA   94087   Single Family     Primary   Cash-out Refinance   Standard        65.00   64.79  650,000
6803778866   SIBLEY            VA   22066   PUD               Primary   Refinance            Standard        76.34   76.34  610,750
6805203731   BUBLITZ           KS   66208   PUD               Primary   Cash-out Refinance   Rapid           80.00   80.00  472,000
6808340753   HARR              DC   20016   Single Family     Primary   Purchase             Rapid           47.02   47.02  450,000
6811457255   KENNEDY           CA   93953   Single Family     Primary   Cash-out Refinance   Rapid           61.32   61.32  325,000
6812862628   LAPIDES           MA   02445   Single Family     Primary   Refinance            Rapid           52.41   52.25  650,000
6813298640   WU                CA   91775   Single Family     Primary   Refinance            Rapid           76.25   76.01  366,000
6814687312   JOHNSON           FL   32225   PUD               Primary   Cash-out Refinance   Standard        50.00   50.00  875,000
6819741858   BELLINO           IL   60044   Single Family     Primary   Refinance            Rapid           80.00   80.00  480,000
6824191651   MILLER            DC   20009   Single Family     Primary   Cash-out Refinance   Rapid           50.51   50.51  490,000
6826402510   SPANGLER III      GA   30307   Single Family     Primary   Refinance            Standard        74.38   74.38  967,000
6826653294   FORTIN            FL   33803   Single Family     Primary   Refinance            Standard        78.16   77.67  494,000
6827468320   BRANIN            CA   92626   Single Family     Primary   Cash-out Refinance   Standard        50.00   48.95  600,000
6829416871   PADILLA           CA   92506   Single Family     Primary   Cash-out Refinance   Rapid           74.58   74.58  358,000
6830051931   TROMPETTER        CA   95354   Single Family     Primary   Refinance            Rapid           77.38   77.36  325,000
6832975178   DHUGGA            CA   94585   PUD               Primary   Purchase             Standard        80.00   80.00  360,000
6834766443   SACHSE            WA   98006   Single Family     Primary   Purchase             Standard        39.78   39.78  750,000
6836449915   DAUBENMIRE        CA   94526   PUD               Primary   Cash-out Refinance   Rapid           58.66   58.30  440,000
6838569868   DEILY             CA   92651   Single Family     Primary   Refinance            Rapid           44.71   44.71  398,000
6843171817   WILLIS            OK   73013   Single Family     Primary   Refinance            Rapid           77.43   77.43  302,000
6843498434   WOODWARD          FL   33772   Single Family     Secondary Purchase             Standard        80.00   80.00  372,000
6843693240   DUNN              CA   94118   Single Family     Primary   Refinance            Rapid           35.39   35.16  315,000
6847169684   CHAPMAN JR        NM   87501   PUD               Primary   Refinance            Rapid           80.00   80.00  446,400
6847791172   MACINNES          MD   20817   Single Family     Primary   Refinance            All Ready Home  54.50   54.32  472,000
6851139250   GIOVANNARI        CA   92130   Single Family     Primary   Purchase             Rapid           53.69   53.69  400,000
6852932414   YOON              CA   90274   Single Family     Primary   Purchase             Standard        58.90   58.90  860,000
6853675848   ALVAREZ           CA   94062   Single Family     Primary   Cash-out Refinance   Rapid           52.17   52.17  300,000
6859141118   OH                CA   94609   Single Family     Secondary Purchase             Rapid           80.00   80.00  316,000
6859693936   RODELL            FL   32413   Condominimum      Secondary Purchase             Standard        80.00   78.12  492,000
6861483367   RICHMOND          CA   91011   Single Family     Primary   Refinance            Standard        68.69   68.69  869,000
6864781080   CLAIBORNE         CA   94708   Single Family     Primary   Cash-out Refinance   Rapid           43.53   43.53  566,000
6868337053   VILLARD           CA   92373   PUD               Primary   Refinance            Rapid           71.91   71.51  640,000
6870351464   PAULIN            WI   53066   Single Family     Primary   Refinance            Rapid           33.58   33.58  402,000
6870583694   GIORDANO          VA   23233   Single Family     Primary   Purchase             Standard        80.00   80.00  800,000
6870882252   SCULATTI          CA   94574   Single Family     Primary   Refinance            Standard        62.85   62.85  560,000
6872499774   YOUNG             CA   94583   PUD               Primary   Refinance            Standard        70.45   70.45  310,000
6874020941   MALMAN            CA   94588   Single Family     Primary   Cash-out Refinance   Rapid           75.00   74.75  352,500
6876914257   CEUTERICK         CA   92024   PUD               Primary   Refinance            Rapid           74.09   73.85  326,000
6885267077   REDOR             CA   95682   Single Family     Primary   Refinance            Standard        55.26   54.91  663,150
6886598413   MAJUMDAR          MO   63105   Single Family     Primary   Purchase             Rapid           80.00   80.00  360,000
6887479829   CRANDALL          CA   94945   Single Family     Primary   Refinance            All Ready Home  56.25   56.06  337,500
6891271055   ESPINDA           CA   94015   Single Family     Primary   Cash-out Refinance   Rapid           51.72   51.55  300,000
6891477819   PERMUY            FL   33782   PUD               Primary   Refinance            Rapid           59.34   59.34  546,000
6891834316   DUARTE            CA   93010   PUD               Primary   Cash-out Refinance   Standard        67.98   67.98  480,000
6892326536   RATANAPHANYARAT   CA   94303   Single Family     Primary   Refinance            Rapid           44.47   44.47  467,000
6894230124   SWANSON           CA   92625   PUD               Primary   Cash-out Refinance   Rapid           38.09   37.97  600,000
6895702022   LARKIN            CA   94549   Single Family     Primary   Refinance            Rapid           44.31   44.31  394,400
6897876139   LOFGREN           CA   93908   Single Family     Primary   Refinance            Rapid           51.38   51.38  334,000
6899007089   THURSTON          CA   92067   PUD               Primary   Cash-out Refinance   Standard        47.50   47.34  950,000
6900223956   HOLDER            CA   94574   Single Family     Primary   Cash-out Refinance   Rapid           27.13   27.04  407,000
6904670467   HOGG III          CA   90048   Single Family     Primary   Refinance            Rapid           56.46   56.46  463,000
6911377635   SCHOLEY           CA   95476   Single Family     Primary   Cash-out Refinance   Standard        70.00   70.00  500,500
6911721253   SHEALY            SC   29206   Single Family     Primary   Refinance            Standard        51.46   51.46  386,000
6911912266   LEWIS             SC   29072   Single Family     Primary   Refinance            Rapid           77.60   76.64  350,000
6912956353   HANDLEY           NV   89451   Single Family     Primary   Purchase             Standard        75.00   75.00  720,000
6913440993   ROBB              CA   95409   Single Family     Primary   Purchase             Rapid           70.00   70.00  420,000
6917722594   SAATHOFF          KS   66213   PUD               Primary   Cash-out Refinance   Standard        69.93   69.48  500,000
6919676202   AZODI             WA   98004   Single Family     Primary   Refinance            Standard        68.93   68.93  548,000
6920298749   WONG              CA   94118   Condominimum      Primary   Cash-out Refinance   Rapid           56.20   56.20  385,000
6921632706   CAFFERY           CA   92270   PUD               Primary   Refinance            Rapid           68.96   68.96  500,000
6921785157   NISHKIAN          CA   94563   Single Family     Primary   Refinance            Rapid           22.56   22.42  353,219
6923141037   KEBLUSEK          NC   27949   PUD               Secondary Refinance            Rapid           26.40   25.84  495,000
6926261063   CRONIN JR         MA   02364   Single Family     Primary   Refinance            Rapid           53.40   53.23  296,400
6928455101   SEREDICH          MO   64064   PUD               Primary   Cash-out Refinance   Standard        68.27   68.27  495,000
6930153124   PEARSON           CA   96161   PUD               Secondary Purchase             Rapid           58.27   58.09  500,000
6930986721   HEATH             CA   95051   Single Family     Primary   Cash-out Refinance   Rapid           64.66   64.45  388,000
6934284917   FETTER            CA   92660   Single Family     Primary   Refinance            Standard        67.36   67.33  640,000
6935912102   PARKER            SC   29150   Single Family     Primary   Refinance            Rapid           69.19   69.19  387,500
6938684674   PADILLA           CA   94014   Single Family     Primary   Refinance            Standard        64.03   64.03  333,000
6940046169   FAROKHZAD         VA   22066   Single Family     Primary   Purchase             Standard        80.00   80.00  372,000
6941155456   SPROUL            OH   43718   Single Family     Primary   Refinance            Rapid           80.00   79.75  520,000
6941732783   COHEN             CA   90272   Single Family     Primary   Refinance            Rapid           46.52   46.52  402,400
6944454575   MIKKELSEN         CA   94705   Single Family     Primary   Cash-out Refinance   Standard        60.11   60.11  571,100
6944551818   MOORE             CA   95070   Single Family     Primary   Refinance            Rapid           19.66   19.60  585,000
6950671104   TAYLOR            WA   98512   Single Family     Primary   Refinance            Standard        60.27   60.27  440,000
6954401060   POZZI             NC   28117   PUD               Primary   Cash-out Refinance   Standard        68.88   68.66  434,000
6956550542   TAM               CA   95014   Single Family     Primary   Refinance            Rapid           15.35   15.30  307,000
6956850215   SILVA             CA   94507   Single Family     Primary   Refinance            Rapid           43.51   43.37  446,000
6958163880   BROWN             TN   37205   Single Family     Primary   Purchase             Standard        80.00   80.00  320,000
6959684314   JOYNER            CA   92264   Single Family     Secondary Purchase             Rapid           80.00   79.65  396,000
6959823524   WALLACE           CA   94903   Single Family     Primary   Purchase             Rapid           55.75   55.57  315,000
6963992315   CLUTTER           CA   95864   Single Family     Primary   Refinance            Standard        49.09   48.93  540,000
6971369084   UCAR              CA   92673   PUD               Primary   Cash-out Refinance   Rapid           60.52   60.33  575,000
6971496630   ALLEN             CA   93405   Single Family     Primary   Refinance            Rapid           63.27   63.27  348,000
6972122706   MALAEB            CA   94568   PUD               Primary   Refinance            Rapid           61.40   61.40  350,000
6973514463   HELMY             FL   33131   High-Rise Condo   Primary   Purchase             Standard        80.00   80.00  456,000
6977003232   MASCARI           CA   95602   PUD               Primary   Refinance            Rapid           64.51   64.51  400,000
6977823357   O'CONNOR          CA   94010   Single Family     Primary   Refinance            Standard        38.88   38.88  700,000
6979027080   CARSON SR         MD   21155   Single Family     Primary   Purchase             Standard        66.66   66.661,000,000
6981083105   MANEY             CA   95746   PUD               Primary   Refinance            Standard        61.47   61.27  292,000
6982178144   WOLF              CA   92677   PUD               Primary   Refinance            All Ready Home  41.66   41.53  350,000
6983630747   DEROUCHEY         MN   55044   Single Family     Primary   Cash-out Refinance   Rapid           56.45   56.45  350,000
6988929789   SURACK            IN   46818   Single Family     Primary   Refinance            Rapid           62.50   62.50  625,000
6990765700   HANSEN            CA   94107   Condominimum      Primary   Cash-out Refinance   Standard        70.00   69.79  567,000
6991347300   COHEN             MD   20817   Single Family     Primary   Refinance            Standard        43.50   43.50  583,000
6994538038   LATIMER           CA   95033   Single Family     Primary   Refinance            Rapid           62.14   61.94  550,000
6995952006   MONTEMORRA        AZ   85034   Single Family     Primary   Cash-out Refinance   Rapid           39.21   39.21  300,000
6996721673   MCCORKLE          MD   21093   Single Family     Primary   Refinance            Rapid           35.48   35.48  550,000
6997516163   OERTWIG           CA   94002   Single Family     Primary   Cash-out Refinance   Rapid           41.95   41.77  300,000
6999009894   CHUDNOVSKY        CA   94005   Condominimum      Primary   Refinance            Rapid           66.49   66.49  322,500




   LOAN       1ST PAY    MATURITY  ORIG  INTEREST  MONTHLY    CURRENT    REMAIN     SCHEDULED               APPRAISAL     SALES
  NUMBER        DATE       DATE    TERM     RATE     P&I      DUE DATE    TERM          PB           FICO     VALUE       PRICE
  ------        ----       ----    ----     ----     ---      --------    ----          --           ----     -----       -----
0028481539   20010501   20160401    180     6.87   3,032.30    20010801    177        336,728.18      769     925,000           -
0028564748   20010801   20160701    180     6.87   5,315.46    20010801    180        596,000.00      632     750,000     745,000
0028600112   20001101   20151001    180     7.75   3,722.28    20010701    171        384,352.39        0     480,000     465,000
0029037157   20010401   20160301    180     7.62   3,362.87    20010801    176        355,484.47      750     450,000           -
0029281953   20010501   20160401    180     7.25   3,135.68    20010701    177        340,299.64      702     430,000           -
0029303831   20010301   20160201    180     7.50   4,568.32    20010801    175        485,264.80      779     616,000     616,000
0029321692   20010401   20160301    180     7.50   3,378.03    20010801    176        359,956.44      754     550,000           -
0029349719   20010401   20160301    180     7.12   5,265.14    20011101    176        543,193.43      748     775,000           -
0029356292   20010401   20160301    180     7.37   3,679.69    20010801    176        395,069.35      795     700,000           -
0029380664   20010401   20160301    180     7.00   5,348.03    20010801    176        587,425.25      776     830,000           -
0029392586   20010601   20160501    180     7.12   3,550.86    20010701    178        389,546.02      635     700,000           -
0029443371   20010501   20160401    180     7.12   2,962.07    20010801    177        323,920.26      710     650,000           -
0029453354   20010401   20160301    180     7.37   3,817.68    20010701    176        409,870.05      728     650,000           -
0029453362   20010401   20160301    180     7.12   3,247.40    20010801    176        351,430.18      785     480,000           -
0029458510   20010601   20160501    180     7.25   3,651.45    20010801    178        397,522.98      790   1,200,000           -
0029472594   20010401   20160301    180     7.37   2,879.36    20010801    176        309,141.76      755     425,000     413,055
0029473857   20010601   20160501    180     7.12   4,713.95    20010801    178        517,142.21      744     680,000           -
0029483112   20010501   20160401    180     7.12   7,364.41    20010701    177        805,343.05      680   1,365,000           -
0029484102   20010601   20160501    180     7.12   8,469.52    20010801    178        929,146.76      789   1,650,000           -
0029501566   20010401   20160301    180     7.25   2,528.63    20010701    176        273,548.51      770     750,000           -
0029507605   20010501   20160401    180     7.00   2,972.87    20010801    177        327,601.22      754     540,000           -
0029511813   20010501   20160401    180     6.87   3,246.35    20010801    177        360,497.22      670     530,000           -
0029534336   20010501   20160401    180     7.00   3,190.84    20010801    177        351,620.34      763     480,000           -
0029534922   20010501   20110401    120     6.87   3,602.52    20010801    117        306,523.68      804     390,000           -
0029535580   20010601   20160501    180     7.12   2,771.85    20010801    178        301,503.79      767     340,000           -
0029538733   20010501   20110401    120     7.00   6,089.89    20010801    117        515,355.95      764   1,250,000           -
0029543154   20010601   20160501    180     7.00   4,359.32    20010801    178        481,930.77      734     750,000           -
0029553500   20010501   20160401    180     7.62   3,362.87    20010801    177        356,753.35      759     480,000           -
0029554888   20010501   20160401    180     6.87   5,770.30    20010801    177        640,079.92      745     900,000           -
0029571825   20010101   20151201    180     7.87   2,959.16    20010701    173        303,411.32      680     392,000     410,000
0029575636   20010501   20160401    180     6.87   3,353.37    20010701    177        372,358.25      686     580,000           -
0029575859   20010601   20160501    180     7.25   3,286.31    20010701    178        357,770.67      705     450,000           -
0029575875   20010601   20160501    180     7.00   2,597.62    20010801    178        287,171.09      753     435,000           -
0029577889   20010501   20160401    180     7.00   4,673.91    20010801    177        515,049.50      720     650,000     650,000
0029579547   20010601   20160501    180     7.00   2,804.34    20010701    178        310,025.58        0     390,000           -
0029585114   20010501   20160401    180     7.25   5,842.33    20010701    177        634,037.13      751   1,200,000           -
0029589272   20010601   20160501    180     7.00   2,950.85    20010801    178        326,222.42      787     500,000           -
0029590114   20010601   20160501    180     7.00   3,009.28    20010801    178        300,947.11      764     375,000     372,000
0029590379   20010501   20160401    180     6.87   2,839.66    20010801    177        315,336.04      757     400,000     398,000
0029596798   20010601   20150401    167     7.25   4,762.53    20010801    165        491,974.51      791   1,142,000           -
0029597879   20010601   20160501    180     6.87   4,445.89    20010701    178        495,311.09      677     730,000           -
0029599396   20010501   20160401    180     7.00   3,034.45    20010801    177        334,385.97      758     425,000     422,000
0029600574   20010601   20160501    180     7.00   2,921.19    20010701    178        322,943.30      678     475,000     475,000
0029601051   20010501   20160401    180     6.87   3,067.98    20010701    177        340,689.67      724     454,000     454,000
0029604006   20010501   20160401    180     7.12   3,741.99    20010701    177        409,209.37      742     530,100     531,425
0029610656   20010601   20160501    180     7.00   4,494.14    20010701    178        496,835.85      763     925,000     910,000
0029612769   20010501   20160401    180     7.00   2,876.25    20010701    177        316,953.55      732     402,000           -
0029613338   20010601   20160501    180     7.00   3,415.55    20010801    178        377,158.15      764     594,000           -
0029614740   20010601   20160501    180     6.87   3,121.50    20010801    178        347,761.02      757     515,000     494,000
0029615812   20010601   20160501    180     7.25   3,377.59    20010801    178        367,708.76      754     725,000           -
0029616489   20010601   20160501    180     7.00   6,920.98    20010801    178        765,127.21      726   1,825,000           -
0029623121   20010701   20160601    180     6.50   6,311.17    20010701    179        722,113.21      766   1,035,000           -
0029623568   20010501   20160401    180     7.25   3,651.45    20010801    177        390,949.99      777   1,050,000           -
0029623980   20010601   20160501    180     6.87   3,214.24    20010801    178        358,094.52      762     485,000           -
0029625613   20010701   20160601    180     6.87   3,067.98    20010801    179        342,902.85      759     450,000           -
0029625654   20010601   20160501    180     6.87   3,803.76    20010801    178        423,771.67      791     780,000           -
0029626850   20010601   20160501    180     6.75   2,654.73    20010801    178        298,060.10      745     480,000           -
0029628799   20010601   20160501    180     6.87   4,905.20    20010801    178        546,481.63      774   1,100,000           -
0029628807   20010601   20160501    180     6.87   2,720.16    20010901    178        302,136.63      776     420,000           -
0029630589   20010301   20160201    180     8.12   3,646.92    20010701    175        373,263.88      690     505,000           -
0029631165   20010601   20160501    180     6.87   3,014.47    20010701    178        335,837.80      714     430,000           -
0029631181   20010601   20160501    180     6.87   3,781.46    20010701    178        421,287.67      752     530,000           -
0029631207   20010601   20160501    180     7.12   3,057.19    20010701    178        335,387.18      721     450,000           -
0029631520   20010701   20160601    180     6.75   3,982.10    20010701    179        448,549.15      739     725,000           -
0029634987   20010301   20160201    180     7.37   3,376.12    20010701    175        359,802.95      760     550,000     525,000
0029636263   20010701   20160601    180     6.75   4,070.59    20010801    179        458,516.91      735   1,000,000           -
0029636693   20010701   20160601    180     7.12   3,623.33    20010801    179        398,751.67      650     725,000           -
0029639275   20010601   20160501    180     6.87   3,924.16    20010701    178        437,185.30      764     560,000     550,000
0029642196   20010601   20160501    180     6.87   3,567.42    20010801    178        397,441.19      786     775,000     775,000
0029642378   20010601   20160501    180     6.87   3,790.39    20010701    178        422,281.25      781     838,000     825,000
0029643392   20010601   20160501    180     7.12   3,623.33    20010801    178        397,495.93      782     650,000           -
0029647674   20010701   20160601    180     6.87   5,743.55    20010701    179        641,946.03      698     870,000           -
0029647856   20010501   20160401    180     7.12   4,914.14    20010801    177        537,390.64      747   1,150,000           -
0029650306   20010701   20160601    180     7.00   3,577.34    20010801    179        396,744.33      752     550,000           -
0029651486   20010601   20160501    180     6.87   2,706.34    20010701    178        301,508.81      661     348,000     348,000
0029656519   20010701   20160601    180     6.87   3,496.07    20010801    179        390,749.76      779     560,000           -
0029657996   20010701   20160601    180     6.87   8,053.44    20010801    179        900,120.00      767   1,337,000           -
0029658036   20010601   20160501    180     6.87   2,993.06    20010801    178        333,453.17      647     500,000           -
0029658903   20010701   20160601    180     6.75   3,495.39    20010701    179        393,726.49      711   1,000,000           -
0029659505   20010701   20160601    180     6.75   4,845.77    20010801    179        545,834.48      699     718,000           -
0029659521   20010701   20160601    180     6.87   4,280.90    20010801    179        478,250.00      736     600,000           -
0029659570   20010701   20160601    180     6.87   4,013.34    20010701    179        448,564.79      623     661,000           -
0029659596   20010701   20160601    180     7.12   3,170.41    20010701    179        348,907.72      738     610,000           -
0029659661   20010701   20160601    180     6.87   3,376.57    20010701    179        377,392.49      723     505,000           -
0029659679   20010601   20160501    180     6.75   5,194.42    20010701    178        583,204.27      728     785,000           -
0029659695   20010601   20160501    180     6.87   2,925.29    20010801    178        325,827.05      728     410,500           -
0029662889   20010701   20160601    180     7.00   3,595.32    20010801    179        398,738.01      716     560,000           -
0029664950   20010701   20160601    180     7.37   4,599.62    20010801    179        498,473.30      666     725,000           -
0029666476   20010401   20160301    180     7.25   5,659.75    20010701    176        609,216.82      755     775,000     775,000
0029669553   20010701   20160601    180     6.75   4,769.66    20010801    179        537,262.22      712     770,000           -
0029673001   20010501   20160401    180     7.12   3,849.79    20010801    177        420,997.27      657     900,000     825,000
0029676525   20010801   20160701    180     7.00   3,024.56    20010801    180        336,500.00      802     380,000           -
0029676582   20010701   20160601    180     6.75   3,760.87    20010701    179        423,629.76      805     610,000           -
0029676616   20010501   20160401    180     7.37   8,325.31    20010701    177        896,658.96      759   1,650,000           -
0029676673   20010501   20160401    180     7.00   3,460.49    20010701    177        381,334.73      783     608,000           -
0029676806   20010501   20160401    180     6.87   3,036.77    20010701    177        337,223.33      695     440,000           -
0029676848   20010501   20160401    180     7.12   5,434.99    20010901    177        596,243.90      743   1,075,000   1,050,000
0029676855   20010501   20160401    180     6.95   4,811.71    20010701    177        531,865.63      753     900,000           -
0029676871   20010501   20160401    180     6.75   2,702.96    20010701    177        302,478.95      690     445,000           -
0029676897   20010501   20160401    180     7.37   4,256.55    20010801    177        458,442.41      663     745,000           -
0029676905   20010501   20160401    180     7.12   3,857.94    20010801    177        421,888.80      681     538,500     532,433
0029676962   20010701   20160601    180     6.87   3,567.42    20010801    179        398,724.25      751     500,000           -
0029676970   20010501   20160401    180     7.12   5,797.32    20010701    177        633,972.39      641   3,225,000     800,000
0029681608   20010701   20160601    180     6.87   3,050.15    20010801    179        340,909.23      658     475,000           -
0029685484   20010501   20160401    180     7.25   8,763.48    20010801    177        951,055.73      739   1,400,000   1,200,000
0029687548   20010701   20160601    180     6.75   2,654.73    20010701    179        299,032.77      627     320,000     318,250
0029688330   20010501   20160401    180     7.25   4,199.17    20010701    177        455,714.21      743     745,000           -
0029688397   20010401   20160301    180     7.37   4,148.86    20010701    176        427,415.53      741     775,000           -
0029688454   20010501   20160401    180     7.12   5,688.62    20010801    177        620,571.13      696   1,200,000           -
0029688504   20010501   20160401    180     7.00   4,494.14    20010801    177        491,395.27      710     631,000           -
0029688538   20010401   20160301    180     7.25   3,149.38    20010801    176        340,701.23      677     595,000     595,000
0029688587   20010301   20160201    180     7.12   4,929.08    20010801    175        535,557.59      716     685,000     680,208
0029688629   20010401   20160301    180     7.00   5,842.39    20010701    176        641,725.05      780     850,000           -
0029688694   20010401   20160301    180     6.87   3,781.02    20010801    176        418,494.78      760     550,000     529,990
0029688710   20010301   20160201    180     7.50   3,545.83    20010801    175        376,651.33      773     515,000     510,000
0029688751   20010401   20160301    180     7.12   4,040.01    20010801    176        441,799.51      775     600,000           -
0029688835   20010401   20160301    180     7.12   3,623.32    20010701    176        392,192.36      743     800,000           -
0029688868   20010501   20160401    180     6.75   3,451.15    20010701    177        386,206.55      723     681,000           -
0029688892   20010401   20160301    180     7.12   3,043.59    20010801    176        330,762.17      789     424,000           -
0029688918   20010401   20160301    180     7.25   4,107.88    20010801    176        444,392.90      688     681,000           -
0029688991   20010401   20160301    180     6.75   2,831.71    20010701    176        315,838.19      767     400,000           -
0029689056   20010501   20160401    180     6.87   3,424.72    20010701    177        378,287.53      728     500,000           -
0029689114   20010501   20160401    180     6.75   3,351.59    20010701    177        375,065.98      732     505,000           -
0029689155   20010501   20160401    180     7.00   2,885.24    20010801    177        317,312.66      767     460,000           -
0029689593   20010701   20160601    180     6.87   4,280.90    20010801    179        478,469.10      762     735,000           -
0029695194   20010701   20160601    180     6.87   3,567.42    20010801    179        398,724.25      694     500,000     500,000
0029699683   20010701   20160601    180     7.25   2,738.59    20010701    179        299,073.91      688     805,000           -
0029701091   20010701   20160601    180     6.87   4,459.28    20010701    179        498,405.30      709     685,000           -
0029701125   20010701   20160601    180     6.87   3,598.64    20010701    179        402,213.08      781     558,000     555,000
0029701869   20010601   20160501    180     7.00   4,498.64    20010801    178        497,332.67      718   1,100,000           -
0029710043   20010701   20160601    180     7.00   3,936.87    20010701    179        436,618.13      771     590,000     588,800
0029712130   20010701   20160601    180     7.00   3,240.55    20010801    179        359,392.54      769     575,000           -
0029716297   20010501   20160401    180     6.75   3,265.32    20010701    177        365,410.80      649     410,000           -
0029716768   20010501   20160401    180     7.25   3,386.72    20010701    177        367,543.40      775     520,000           -
0029716842   20010601   20160501    180     6.87   4,338.87    20010701    178        483,387.84      711     675,000           -
0029716941   20010601   20160501    180     6.87   4,370.09    20010701    178        486,865.45      693     750,000           -
0029716982   20010501   20160401    180     7.12   2,776.37    20010801    177        303,613.32      673     425,000           -
0029717063   20010501   20160401    180     6.87   2,773.67    20010701    177        308,007.22      787     410,000           -
0029717154   20010501   20160401    180     6.75   3,008.70    20010701    177        336,289.49      782     425,000           -
0029717204   20010601   20160501    180     7.00   4,404.26    20010801    178        486,899.13      764     850,000           -
0029718277   20010601   20160501    180     7.12   3,546.33    20010801    178        389,049.15      670     700,000           -
0029718301   20010501   20160401    180     7.00   4,044.73    20010701    177        445,715.92      656   1,300,000           -
0029732203   20010701   20160601    180     6.87   3,924.16    20010801    179        438,596.67      702     760,000           -
0029739182   20010601   20160501    180     6.87   4,682.24    20010701    178        521,641.55      748     680,000           -
0029739430   20010601   20160501    180     6.75   2,787.46    20010801    178        312,877.59      706     420,000           -
0029739489   20010601   20160501    180     7.00   3,523.41    20010801    178        389,519.30      672     495,000     490,000
0029740537   20010601   20160501    180     6.62   5,706.96    20010701    178        645,751.47      741   1,350,000           -
0029740586   20010601   20160501    180     6.87   3,924.16    20010701    178        437,185.30      744     640,000           -
0029740750   20010601   20160501    180     6.87   3,620.93    20010701    178        403,402.80      747     625,000           -
0029740974   20010601   20160501    180     6.75   3,765.29    20010701    178        422,748.58      748     537,000           -
0029755162   20010601   20160501    180     6.87   3,567.42    20010801    178        397,441.19      661     950,000           -
0029755626   20010601   20160501    180     6.87   2,675.57    20010801    178        298,080.88      711     650,000           -
0099008856   20010501   20160401    180     7.00   2,990.40    20010701    177        327,390.16      750     425,000     415,984
0099017378   20010501   20160401    180     6.75   3,097.18    20010701    177        346,595.63      753     740,000           -
0099021024   20010501   20160401    180     6.87   3,600.86    20010701    177        399,831.40      622     475,000           -
0099023152   20010501   20160401    180     7.00   3,882.94    20010801    177        427,887.28      792     540,000           -
0099029050   20010601   20160501    180     6.87   2,675.56    20010801    178        298,080.70      752     466,000           -
0099032310   20010701   20160601    180     7.00   3,162.98    20010701    179        350,789.77      767     500,000           -
0099033805   20010601   20160501    180     6.87   8,918.54    20010701    178        993,602.98      788   7,000,000   7,000,000
0099035206   20010601   20160501    180     6.87   3,389.05    20010801    178        377,569.12      769     770,000           -
0099036535   20010601   20160501    180     6.87   2,675.56    20010801    178        298,080.90      710     450,000           -
0099038325   20010601   20160501    180     7.00   3,838.00    20010701    178        424,297.81      756     620,000           -
0099038499   20010601   20160501    180     7.25   5,020.75    20010801    178        545,091.06      767     800,000           -
0099039307   20010701   20160601    180     6.75   2,688.35    20010801    179        302,820.53      754     515,000           -
0099039331   20010601   20160501    180     6.50   5,226.64    20010701    178        596,036.01      789   1,225,000   1,225,000
0099040388   20010601   20160501    180     7.00   3,002.09    20010801    178        331,886.34      695     440,000     420,052
0099040784   20010701   20160601    180     6.87   2,541.78    20010701    179        284,091.03      738     455,000           -
0099044679   20010701   20160601    180     6.87   4,179.23    20010701    179        467,105.46      772     595,000           -
0099045916   20010701   20160601    180     6.87   3,487.15    20010701    179        389,752.95      792   1,300,000           -
0099045932   20010701   20160601    180     6.87   2,479.36    20010701    179        277,113.35      720     350,000           -
0099046757   20010701   20160601    180     6.87   3,166.08    20010701    179        353,867.77      753     461,000           -
0099047037   20010601   20160501    180     7.12   3,867.90    20010701    178        424,326.91      796   1,700,000           -
0099047722   20010701   20160601    180     6.50   5,087.27    20010801    179        582,076.06      798     797,000           -
0099048886   20010701   20160601    180     7.00   3,190.84    20010701    179        353,879.99      747     550,000           -
0099050031   20010701   20160601    180     6.87   3,299.86    20010701    179        368,819.93      736     630,000           -
0099050403   20010601   20160501    180     6.87   3,852.81    20010701    178        429,236.48      745     540,000           -
0099051062   20010701   20160601    180     6.87   2,987.71    20010801    179        333,931.56      774     550,000           -
0099054058   20010701   20160601    180     6.50   3,397.32    20010701    179        388,715.18      747     605,000           -
0099054678   20010701   20160601    180     6.75   4,247.57    20010801    179        478,452.43      776   1,080,000           -
0099055287   20010701   20160601    180     6.87   3,067.98    20010701    179        342,902.85      777     900,000           -
0099055295   20010701   20160601    180     7.00   2,606.60    20010701    179        289,085.07      745     510,000           -
0099059214   20010701   20160601    180     6.87   2,497.19    20010701    179        279,106.98      711     380,000           -
0099060600   20010701   20160601    180     6.87   4,147.12    20010701    179        463,516.94      724     805,000           -
0099060998   20010701   20160601    180     6.87   2,853.93    20010701    179        318,979.40      709     400,000           -
6001379830   20010701   20160601    180     6.87   2,675.57    20010701    179        299,043.18      786   1,100,000           -
6001437422   20010801   20160701    180     6.87   3,536.21    20010801    180        396,500.00      740     522,000           -
6009400018   20010701   20160601    180     6.87   8,918.55    20010701    179        996,810.62      819   2,900,000           -
6019775896   20010701   20160601    180     7.00   3,929.30    20010701    179        435,777.78      733     575,000           -
6020838956   20010701   20160601    180     6.75   3,008.70    20010801    179        338,903.80      774     750,000           -
6023266205   20010701   20160601    180     7.12   4,293.64    20010801    179        472,520.74      698   1,850,000           -
6023586818   20010601   20160501    180     7.50   3,494.84    20010701    178        371,696.95      726     590,000           -
6031189860   20010801   20160701    180     6.87   3,881.36    20010801    180        435,200.00      780     544,000     544,000
6035422507   20010701   20160601    180     7.00   3,595.32    20010801    179        398,738.01      681     630,000           -
6037131916   20010601   20160501    180     6.87   8,124.80    20010801    178        903,416.88      800   2,550,000           -
6037274583   20010701   20160601    180     6.87   3,527.29    20010701    179        394,238.60      767     537,000           -
6040985720   20010601   20160501    180     6.87   2,755.84    20010701    178        307,022.29      762   1,020,000           -
6048043027   20010701   20160601    180     6.87   4,514.97    20010801    179        504,630.39      775     950,000           -
6049362962   20010801   20160701    180     6.87   4,673.32    20010801    180        524,000.00      745   1,075,000           -
6058314243   20010601   20160501    180     6.75   4,486.50    20010701    178        503,721.56      723     765,000           -
6060174841   20010701   20160601    180     6.87   4,593.05    20010701    179        513,357.47      735     825,000           -
6060806459   20010701   20160601    180     6.87   6,688.91    20010801    179        747,607.97      712   1,440,000   1,250,000
6064775270   20010701   20160601    180     6.87   2,782.59    20010701    179        311,004.91      712     550,000           -
6064798454   20010701   20160601    180     6.87   5,351.13    20010801    179        598,086.37      782   1,037,000           -
6065840487   20010601   20160501    180     6.75   4,424.55    20010701    178        496,766.83      763     850,000           -
6067295474   20010701   20160601    180     6.87   3,701.20    20010701    179        413,676.40      782   1,500,000           -
6068025524   20010701   20160601    180     6.87   3,808.22    20010801    179        425,638.13      711     610,000           -
6068801858   20010701   20160601    180     6.87   5,707.87    20010801    179        637,958.80      746   1,150,000           -
6072724377   20010701   20160601    180     7.00   3,595.32    20010801    179        398,738.01      757   1,382,000           -
6076648028   20010801   20160701    180     6.50   2,787.55    20010801    180        320,000.00      798     610,000     590,000
6079255144   20010701   20160601    180     6.50   2,944.35    20010801    179        336,886.48      772     500,000           -
6084048096   20010701   20160601    180     6.87   3,913.02    20010701    179        437,350.65      735     658,000     585,000
6091735495   20010801   20160701    180     6.87   5,038.98    20010801    180        565,000.00      694     735,000           -
6092404695   20010601   20160501    180     6.87   3,638.77    20010801    178        405,390.00      767     697,000           -
6094261887   20010701   20160601    180     6.87   4,726.83    20010701    179        528,309.63      784     950,000           -
6095259450   20010801   20160701    180     6.87   4,352.25    20010801    180        488,000.00      676   1,500,000           -
6100513198   20010701   20160601    180     6.87   4,206.88    20010701    179        470,195.57      780     674,000     674,000
6100877155   20010601   20160501    180     7.00   3,370.61    20010701    178        372,537.36      620     710,000           -
6102103089   20010701   20160601    180     6.87   2,784.37    20010701    179        311,204.28      704     529,000           -
6104159683   20010601   20160501    180     6.87   3,237.44    20010701    178        360,413.80      801     735,000           -
6104680043   20010701   20160601    180     6.75   3,405.14    20010801    179        383,559.36      774     860,000           -
6104960023   20010701   20160601    180     7.62   3,288.14    20010801    179        350,948.53      744     440,000     440,000
6105159989   20010801   20160701    180     6.87   4,566.30    20010801    180        512,000.00      732     650,000           -
6106724518   20010601   20160501    180     7.00   4,673.91    20010701    178        516,709.27      728     670,000           -
6107745058   20010701   20160601    180     7.00   3,469.48    20010701    179        384,782.19      746     690,000           -
6113211111   20010701   20160601    180     6.87   4,193.50    20010801    179        468,700.35      773   1,700,000           -
6113755919   20010801   20160701    180     6.87   4,459.28    20010801    180        500,000.00      707     890,000           -
6115490887   20010601   20160501    180     6.25   3,765.81    20010701    178        435,803.06      688     550,000     549,000
6116324887   20010701   20160601    180     6.87   3,196.28    20010701    179        357,241.97      702     575,000           -
6121221433   20010701   20160601    180     7.00   3,058.72    20010801    179        339,226.36      742     750,000           -
6124656296   20010601   20160501    180     7.25   3,105.56    20010801    178        338,093.29      790     775,000           -
6124892784   20010701   20160601    180     6.75   4,150.23    20010701    179        467,487.90      727     910,000           -
6125804879   20010801   20160701    180     7.00   3,667.22    20010801    180        408,000.00      790     600,000           -
6126684718   20010701   20160601    180     7.12   3,385.55    20010801    179        372,583.59      711     580,000           -
6132464501   20010801   20160701    180     7.25   4,637.35    20010801    180        508,000.00      737     635,000     635,000
6132903730   20010701   20160601    180     6.75   3,167.98    20010801    179        356,845.77      747     550,000           -
6135376751   20010701   20160601    180     7.62   5,277.84    20010701    179        563,312.26      767   1,450,000           -
6138397267   20010701   20160601    180     7.00   5,392.97    20010801    179        598,107.03      724   1,040,000           -
6138913352   20010801   20160701    180     7.12   4,710.33    20010801    180        520,000.00      782     658,000     650,000
6139280504   20010601   20160501    180     7.12   6,250.24    20010801    178        685,680.49      778   1,150,000           -
6139465147   20010701   20160601    180     6.87   3,094.74    20010701    179        345,893.28      777     520,000           -
6144016646   20010701   20160601    180     7.50   6,952.60    20010701    179        747,734.90      756   1,265,000   1,265,000
6145851868   20010601   20160501    180     6.87   3,745.79    20010701    178        417,313.25      786     900,000           -
6146076440   20010801   20160701    180     6.87   2,943.12    20010801    180        330,000.00      762     550,000           -
6147696741   20010701   20160601    180     6.87   3,745.79    20010701    179        418,660.46      799     650,000     620,000
6150310826   20010601   20160501    180     8.50   7,523.42    20010801    178        759,761.54      684     955,000     955,000
6150847165   20010701   20160601    180     6.87   5,797.06    20010801    179        647,926.90      718   1,300,000           -
6154557935   20010701   20160601    180     6.75   5,197.96    20010701    179        585,506.17      775     734,500     734,280
6156340553   20010701   20160601    180     6.87   4,744.67    20010801    179        530,303.25      781     750,000           -
6157468668   20010701   20160601    180     6.87   3,121.50    20010701    179        348,883.71      744     860,000     834,900
6158756228   20010701   20160601    180     7.25   8,307.06    20010701    179        907,190.86      771   1,500,000           -
6159602066   20010801   20160701    180     6.87   2,518.60    20010801    180        282,400.00      707     355,000     353,000
6160085301   20010701   20160601    180     6.75   3,406.91    20010701    179        383,758.72      766     620,000           -
6161676264   20010601   20160501    180     7.12   5,152.37    20010901    178        565,239.22      752     755,000           -
6163037572   20010701   20160601    180     6.87   4,227.39    20010701    179        472,488.24      725     683,000           -
6164357698   20010701   20160601    180     7.12   3,138.71    20010801    179        345,418.63      704     495,000           -
6165367357   20010601   20160501    180     7.12   5,887.91    20010801    178        645,930.89      682   1,000,000           -
6165908549   20010801   20160701    180     7.00   4,853.68    20010801    180        540,000.00      801     745,000           -
6168092812   20010801   20160701    180     7.12   5,616.16    20010801    180        620,000.00      698     775,000           -
6172904879   20010801   20160701    180     6.87   4,459.28    20010801    180        500,000.00      778   1,100,000   1,100,000
6176684097   20010701   20160601    180     7.25   3,195.03    20010701    179        348,919.55      767     620,000           -
6181758639   20010701   20160601    180     6.87   3,166.09    20010701    179        353,867.76      670     730,000           -
6182328564   20010701   20160601    180     6.25   3,769.24    20010801    179        438,120.34      766     615,000           -
6184628417   20010701   20160601    180     6.62   3,349.55    20010801    179        380,256.65      726     545,000           -
6185169874   20010601   20160501    180     7.00   4,943.56    20010701    178        546,519.42      742     830,000           -
6185920185   20010701   20160601    180     7.00   3,370.61    20010701    179        373,816.89      797     473,000     472,380
6186838691   20010801   20160701    180     6.87   3,326.62    20010801    180        373,000.00      686     505,000           -
6189032052   20010701   20160601    180     7.12   3,473.87    20010801    179        382,303.16      775     755,000           -
6189475731   20010801   20160701    180     6.87   8,918.55    20010801    180      1,000,000.00      689   1,650,000           -
6193252100   20010701   20160601    180     6.62   5,421.62    20010701    179        615,487.49      652   1,100,000           -
6195783219   20010601   20160501    180     7.00   4,044.73    20010701    178        447,152.26      799     795,000     735,662
6199751915   20010701   20160601    180     6.87   7,438.07    20010801    179        831,340.06      777   2,100,000           -
6199847630   20010601   20160501    180     7.25   6,682.16    20010701    178        727,467.03      607   1,355,000           -
6201421010   20010601   20160501    180     7.25   8,398.34    20010701    178        914,302.83      774   2,250,000           -
6206007319   20010601   20160501    180     6.87   3,210.68    20010701    178        357,697.06      803     820,000           -
6209114120   20010701   20160601    180     6.87   3,924.16    20010701    179        438,596.67      658     870,000           -
6212813403   20010701   20160601    180     6.87   2,925.29    20010701    179        326,953.88      767     850,000           -
6213898890   20010601   20160501    180     7.00   5,842.39    20010701    178        645,886.59      714   1,025,000   1,003,136
6213899039   20010701   20160601    180     6.87   4,493.89    20010701    179        502,273.93      763     720,000           -
6218545967   20010701   20160601    180     7.00   3,806.54    20010801    179        422,163.88      717     605,000           -
6220614959   20010701   20160601    180     6.87   4,102.54    20010801    179        452,443.88      731     810,000           -
6221589051   20010701   20160601    180     6.75   3,539.64    20010801    179        398,710.36      791     560,000           -
6224666195   20010701   20160601    180     7.00   6,709.76    20010701    179        744,144.82      668   2,150,000           -
6230537430   20010601   20160501    180     6.75   8,849.10    20010701    178        993,533.67      750   1,750,000           -
6232847902   20010701   20160601    180     7.00   3,208.82    20010801    179        355,873.68      703     595,000           -
6232968872   20010701   20160601    180     6.87   2,898.53    20010701    179        323,963.45      764     630,000           -
6238101445   20010701   20160601    180     6.87   2,775.90    20010701    179        310,257.30      745     425,000     415,000
6238119827   20010701   20160601    180     6.87   3,344.46    20010801    179        373,803.98      754   1,250,000           -
6241758934   20010601   20160501    180     6.87   2,885.15    20010701    178        321,430.56      646     475,000           -
6250584932   20010701   20160601    180     6.87   3,228.52    20010701    179        360,845.44      719     420,000           -
6252502478   20010701   20160601    180     7.12   4,166.83    20010701    179        458,564.42      765     750,000           -
6255929561   20010701   20160601    180     6.87   3,344.46    20010701    179        373,803.98      678     510,000           -
6256067205   20010601   20160501    180     6.87   3,567.42    20010701    178        397,441.19      652     683,000     681,000
6256210433   20010601   20160501    180     7.00   6,067.10    20010801    178        670,728.38      772   1,100,000           -
6256826196   20010801   20160701    180     6.87   4,503.87    20010801    180        505,000.00      745   2,000,000           -
6261014580   20010701   20160601    180     7.00   5,599.71    20010701    179        621,034.46      776     980,000           -
6263361179   20010601   20160501    180     6.87   3,664.07    20010801    178        408,208.86      713     590,000     586,910
6271796366   20010701   20160601    180     6.87   5,529.50    20010701    179        618,022.58      723   1,550,000           -
6273517687   20010601   20160501    180     7.12   3,396.87    20010801    178        372,652.43      766     545,000           -
6273952967   20010701   20160601    180     6.87   4,896.29    20010801    179        547,249.02      778     818,000     799,000
6276057483   20010701   20160601    180     6.75   6,185.52    20010701    179        696,746.36      776   2,377,000           -
6276059596   20010701   20160601    180     6.75   5,486.44    20010801    179        618,001.06      797   1,500,000           -
6284053144   20010601   20160501    180     6.75   2,654.73    20010701    178        298,060.10      681     460,000           -
6284357156   20010701   20160601    180     7.00   3,831.71    20010801    179        423,786.75      786     900,000           -
6286452690   20010601   20160501    180     6.87   3,567.42    20010701    178        397,441.19      798     780,000     808,900
6286829905   20010701   20160601    180     6.87   4,013.35    20010801    179        448,564.78      690     663,000           -
6288567669   20010701   20160601    180     6.87   3,567.42    20010701    179        398,724.25      691   1,500,000           -
6290387858   20010701   20160601    180     6.87   3,964.30    20010801    179        443,082.31      730     710,000           -
6291256524   20010701   20160601    180     7.25   3,651.46    20010801    179        398,765.21      652   1,800,000           -
6291862768   20010801   20160701    180     6.75   2,677.71    20010801    180        300,631.69      673     515,000           -
6293771066   20010701   20160601    180     6.87   3,886.71    20010801    179        434,410.06      749     775,000           -
6294966426   20010701   20160601    180     6.87   2,987.72    20010801    179        333,931.55      747   5,500,000           -
6296829176   20010701   20160601    180     7.12   6,793.74    20010801    179        747,659.39      705   1,390,000           -
6298946150   20010701   20160601    180     6.87   3,784.61    20010701    179        422,998.66      788     850,000           -
6302233975   20010701   20160601    180     7.00   8,763.58    20010701    179        971,923.92      678   1,500,000           -
6303804873   20010701   20160601    180     7.00   8,988.29    20010701    179        996,845.04      771   1,775,000   1,800,000
6306699601   20010801   20160701    180     6.62   5,180.17    20010801    180        590,000.00      777     738,000     737,576
6307267663   20001201   20151101    180     8.25   4,637.28    20010701    172        453,006.61      692   2,250,000           -
6310897456   20010701   20160601    180     7.12   3,895.08    20010701    179        428,658.05      724     575,000           -
6316901187   20010701   20160601    180     6.87   5,013.12    20010701    179        560,307.24      778     770,000           -
6319417132   20010701   20160601    180     7.25   3,651.46    20010801    179        398,765.21      676     775,000           -
6327118540   20010801   20160701    180     6.87   3,157.17    20010801    180        354,000.00      720     500,000           -
6327770217   20010701   20160601    180     7.00   2,842.55    20010801    179        315,252.24      672     463,000           -
6328703969   20010601   20160501    180     7.12   3,835.29    20010701    178        420,261.32      686   1,050,000           -
6330034999   20010701   20160601    180     6.75   2,831.72    20010801    179        318,968.28      783     400,000     400,000
6330854164   20010801   20160701    180     7.37   4,935.39    20010801    180        536,500.00      744     765,000     670,660
6333171178   20010701   20160601    180     7.00   3,568.35    20010801    179        395,747.48      760     614,000           -
6336965865   20010701   20160601    180     6.87   3,406.89    20010801    179        380,781.65      685     590,000           -
6338992420   20010701   20160601    180     6.87   3,166.09    20010801    179        353,867.76      718     508,000           -
6340591764   20010501   20160401    180     7.00   5,572.74    20010701    177        614,097.49      699   1,800,000           -
6341206487   20010501   20160401    180     6.87   2,851.26    20010801    177        316,623.50      707     500,000           -
6348076651   20010601   20160501    180     6.87   4,459.28    20010801    178        496,801.47      793     850,000     849,000
6348085298   20010701   20160601    180     7.00   3,550.38    20010801    179        393,753.79      749     675,000           -
6349498359   20010801   20160701    180     7.12   7,926.03    20010801    180        875,000.00      725   1,375,000   1,375,000
6350434517   20010701   20160601    180     7.37   3,219.74    20010701    179        348,931.30      737     740,000           -
6353552323   20010601   20160501    180     6.87   4,075.78    20010701    178        454,076.55      776   1,075,000           -
6354431212   20010701   20160601    180     7.12   3,623.33    20010801    179        398,751.67      701     620,000           -
6359035273   20010701   20160601    180     6.87   3,397.97    20010801    179        379,784.84      781     760,000           -
6359139992   20010701   20160601    180     6.87   5,797.06    20010801    179        647,926.90      763   1,550,000           -
6360909250   20010601   20160501    180     6.75   3,250.30    20010701    178        364,927.90      745     410,000     408,115
6363633139   20010601   20160501    180     7.00   2,696.49    20010701    178        297,796.22      786     520,000           -
6364964004   20010701   20160601    180     6.87   3,879.57    20010701    179        433,612.62      734     625,000           -
6365029856   20010601   20160501    180     7.00   4,763.79    20010701    178        526,646.00      736     725,000           -
6366841473   20010801   20160701    180     6.87   3,080.00    20010801    180        345,347.00      785     675,000           -
6370717636   20010601   20160501    180     7.00   2,741.43    20010701    178        303,069.86      789     440,000           -
6376710577   20010701   20160601    180     7.25   4,363.49    20010801    179        476,524.43      786     983,000           -
6378911553   20010701   20160601    180     7.00   3,183.65    20010801    179        353,082.52      788     550,000           -
6379533075   20010601   20160501    180     7.00   4,970.53    20010801    178        549,500.43      731     790,000           -
6382278528   20010701   20160601    180     6.87   4,985.47    20010801    179        557,217.13      625     699,000     699,000
6384425374   20010801   20110701    120     6.75   3,789.20    20010801    120        330,000.00      689     490,000           -
6386590233   20010601   20160501    180     7.00   4,206.52    20010801    178        465,038.35      744     750,000           -
6389173912   20010601   20160501    180     7.12   3,732.03    20010701    178        409,420.81      719     600,000           -
6391344477   20010801   20160701    180     6.75   3,933.43    20010801    180        444,500.00      788     635,000           -
6394194168   20010701   20160601    180     6.50   3,048.88    20010701    179        348,846.95      779     500,000     500,000
6395079830   20010701   20160601    180     7.00   4,404.26    20010701    179        488,454.07      754     700,000           -
6395586867   20010701   20160601    180     7.12   3,299.04    20010801    179        363,063.40      760     885,000           -
6396719251   20010601   20160501    180     6.87   4,646.57    20010701    178        517,667.14      761     745,000           -
6397359008   20010801   20160701    180     7.00   2,984.56    20010801    180        332,050.00      785     612,000           -
6401691263   20010701   20160601    180     6.87   2,693.41    20010701    179        301,036.80      745     430,000           -
6403608463   20010801   20160701    180     6.87   4,325.50    20010801    180        485,000.00      788     950,000           -
6404714161   20010701   20160601    180     7.12   3,623.33    20010701    179        398,751.67      621     916,000           -
6408568548   20010601   20160501    180     7.75   3,106.21    20010801    178        328,043.78      748     415,000           -
6409350722   20010601   20160501    180     6.75   3,451.15    20010701    178        387,478.13      735     985,000           -
6409761647   20010701   20160601    180     7.00   4,206.52    20010701    179        466,523.48      801     585,000           -
6410771304   20010701   20160601    180     6.87   3,429.18    20010801    179        383,273.68      731     600,000           -
6411466391   20010401   20160301    180     7.37   4,599.62    20010701    176        493,836.66      751     715,000     715,000
6414360021   20010701   20160601    180     7.00   3,586.33    20010701    179        397,741.17      764     570,000     570,000
6416106893   20010801   20160701    180     6.75   3,867.06    20010801    180        437,000.00      677     628,000           -
6416389135   20010701   20160601    180     7.00   5,842.39    20010801    179        647,949.28      787   1,800,000           -
6418735962   20010701   20160601    180     7.37   5,427.55    20010701    179        588,198.49      782   2,300,000           -
6420691526   20010601   20160501    180     7.12   3,270.06    20010701    178        358,740.07      688     980,000           -
6422513314   20010601   20160501    180     7.37   5,979.51    20010701    178        633,776.55      748   1,850,000           -
6438030683   20010701   20160601    180     6.62   3,652.46    20010701    179        414,644.21      762     600,000           -
6438905157   20010801   20160701    180     7.00   3,190.85    20010801    180        355,000.00      730     445,000     445,000
6439612976   20010701   20160601    180     6.87   4,459.28    20010801    179        498,405.30      783     900,000           -
6439751592   20010701   20160601    180     6.75   6,946.54    20010801    179        782,469.09      770   6,450,000           -
6442456643   20010701   20160601    180     6.87   3,389.05    20010701    179        378,788.03      779     984,500           -
6444402256   20010601   20160501    180     6.87   3,166.09    20010801    178        352,729.04      776     528,000           -
6445162891   20010701   20160601    180     6.87   3,344.46    20010701    179        373,803.98      754     500,000           -
6448924750   20010601   20160501    180     7.12   4,275.53    20010701    178        469,045.19      743     685,000           -
6449516084   20010701   20160601    180     6.87   3,977.68    20010701    179        444,577.53      778   1,025,000           -
6450637969   20010701   20160601    180     7.25   4,153.53    20010801    179        453,595.43      780     700,000           -
6454106805   20010601   20160501    180     7.00   2,890.64    20010801    178        319,564.80      739     402,000           -
6454946713   20010701   20160601    180     6.87   5,797.06    20010701    179        647,926.90      780     895,000           -
6456312534   20010701   20160601    180     6.75   3,400.71    20010801    179        383,060.98      796     920,000           -
6463293529   20010701   20160601    180     6.87   6,207.31    20010701    179        693,780.19      614     900,000     870,000
6471474210   20010701   20160601    180     6.87   3,032.31    20010801    179        338,915.61      723     495,000           -
6472215067   20010701   20160601    180     7.12   7,530.18    20010701    179        828,705.66      757   1,210,000           -
6473328992   20010801   20160701    180     6.87   3,389.05    20010801    180        380,000.00      793     620,000           -
6473593181   20010701   20160601    180     6.87   5,278.89    20010701    179        590,012.20      786   2,200,000           -
6475563471   20010701   20160601    180     7.00   3,523.41    20010801    179        390,763.26      658     565,000           -
6483165434   20010601   20160501    180     6.87   4,191.72    20010801    178        465,860.24      777     775,000           -
6494040014   20010701   20160601    180     7.25   3,126.56    20010701    179        341,442.71      730     495,000           -
6495829738   20010701   20160601    180     7.00   3,532.40    20010801    179        391,760.10      753     500,000           -
6498214292   20010801   20160701    180     7.25   5,271.79    20010801    180        577,500.00      703     825,000           -
6498349791   20010601   20160501    180     6.87   5,351.13    20010701    178        596,048.12      739   1,200,000   1,200,000
6499769971   20010701   20160601    180     6.87   8,918.55    20010701    179        996,810.62      726   3,800,000           -
6500348419   20010801   20160701    180     7.00   8,089.46    20010801    180        900,000.00      770   1,900,000           -
6505128394   20010701   20160601    180     7.00   5,617.68    20010701    179        623,028.15      783   1,000,000           -
6512254464   20010701   20160601    180     7.00   3,145.90    20010701    179        348,895.77      735     750,000           -
6512534709   20010801   20160701    180     7.00   3,325.67    20010801    180        370,000.00      798     830,000           -
6515841549   20010701   20160601    180     6.75   4,017.49    20010701    179        452,536.26      780     780,000           -
6517060940   20010701   20160601    180     7.00   4,134.62    20010701    179        458,548.71      771   1,050,000           -
6519105016   20010701   20160601    180     7.12   2,962.07    20010701    179        325,979.49      769     600,000           -
6519799875   20010801   20160701    180     6.87   5,797.06    20010801    180        650,000.00      791   1,275,000   1,275,000
6521725439   20010601   20160501    180     6.87   3,511.24    20010801    178        391,181.47      710     525,000           -
6526792632   20010801   20160701    180     7.25   5,203.32    20010801    180        570,000.00      740     760,000     760,000
6528277905   20010601   20160501    180     7.00   3,056.02    20010701    178        337,848.37      758     735,000           -
6528940668   20010701   20160601    180     6.87   3,701.20    20010801    179        413,676.40      691     625,000           -
6529739226   20010701   20160601    180     6.87   3,210.68    20010701    179        358,851.82      651     875,000           -
6532055057   20010601   20160501    180     7.25   3,532.78    20010801    178        384,603.48      760     660,000           -
6532067052   20010801   20160701    180     6.87   3,745.79    20010801    180        420,000.00      766     530,000     525,000
6536412361   20001001   20150901    180     8.00   3,988.42    20010701    170        404,920.80      710     570,000           -
6536758912   20010601   20160501    180     6.75   3,106.04    20010701    178        348,730.31      734     690,000           -
6538288694   20010701   20160601    180     7.00   4,386.29    20010701    179        486,460.38      789     650,000           -
6539916756   20010601   20160501    180     7.25   6,846.48    20010701    178        745,355.55      756   1,000,000     950,000
6542161242   20010701   20160601    180     7.12   3,333.46    20010701    179        366,851.54      726     525,000           -
6542618712   20010701   20160601    180     7.12   3,246.50    20010801    179        357,281.50      743     452,000     448,000
6547433414   20010701   20160601    180     6.87   7,134.84    20010801    179        797,448.49      797   1,090,000   1,087,500
6552563030   20010801   20160701    180     6.87   3,567.42    20010801    180        400,000.00      787     645,000           -
6555622791   20010801   20160701    180     7.12   4,646.92    20010801    180        513,000.00      751     885,000           -
6557278485   20010601   20160501    180     6.87   4,905.20    20010701    178        546,481.63      772     925,000     915,000
6557730238   20010801   20160701    180     7.00   7,190.63    20010801    180        800,000.00      761   1,510,000           -
6559842387   20010701   20160601    180     7.00   3,775.08    20010801    179        418,674.92      768     525,000           -
6560384916   20010801   20160701    180     7.00   4,850.08    20010801    180        539,600.00      753     710,000           -
6563169975   20010701   20160601    180     7.00   4,044.73    20010701    179        448,580.27      638     760,000           -
6564677950   20010701   20160601    180     7.00   3,370.61    20010701    179        373,816.89      777     655,000           -
6566332729   20010601   20160501    180     6.75   4,424.55    20010801    178        496,766.83      732     751,000     745,000
6566702822   20010701   20160601    180     6.87   3,389.05    20010801    179        378,788.03      773     485,000           -
6570619368   20010701   20160601    180     6.50   2,992.26    20010701    179        342,368.37      788     720,000           -
6572731773   20010601   20160501    180     7.00   4,348.09    20010701    178        480,688.66      677     645,000     645,000
6573010037   20010701   20160601    180     7.00   2,588.63    20010701    179        287,091.37      768     360,000           -
6577120675   20010701   20160601    180     6.87   8,044.53    20010801    179        899,123.18      773   1,475,000           -
6577170878   20010701   20160601    180     6.75   3,226.03    20010701    179        363,384.62      667     456,000     455,700
6577956888   20010701   20160601    180     6.75   4,190.05    20010801    179        471,973.39      713     800,000           -
6578718071   20010601   20160501    180     7.00   3,595.32    20010801    178        397,468.66      753     510,000           -
6584029976   20010701   20160601    180     7.12   2,943.96    20010801    179        323,985.73      668     485,000           -
6585411439   20010701   20160601    180     6.75   2,803.40    20010801    179        315,778.60      716     415,000           -
6587253623   20010701   20160601    180     7.00   3,145.90    20010701    179        348,895.77      738     510,000           -
6587369247   20010701   20160601    180     7.12   3,261.00    20010701    179        358,876.50      759   1,000,000           -
6588047933   20010701   20160601    180     6.50   2,613.33    20010701    179        299,011.67      723     375,000           -
6589420394   20010601   20160501    180     7.00   3,011.08    20010801    178        332,880.01      729     480,000           -
6590890395   20010801   20160701    180     7.37   3,679.70    20010801    180        400,000.00      766   1,600,000           -
6590997026   20010701   20160601    180     7.00   5,060.41    20010701    179        561,223.76      697     900,000           -
6592778275   20010701   20160601    180     7.50   5,172.73    20010701    179        556,314.77      787   1,070,000           -
6597037685   20010801   20160701    180     6.62   2,985.18    20010801    180        340,000.00      733     425,000     425,000
6597054235   20010701   20160601    180     6.87   3,763.63    20010801    179        420,154.08      717     550,000           -
6597680849   20010701   20160601    180     6.87   4,325.50    20010801    179        483,453.15      777     800,000           -
6598962493   20010801   20160701    180     6.87   4,316.58    20010801    180        484,000.00      733     608,000           -
6600158395   20010701   20160601    180     7.00   8,988.29    20010701    179        996,845.04      773   2,200,000   2,075,000
6600277047   20010701   20160601    180     6.75   2,862.69    20010801    179        322,457.00      794     472,000           -
6600969924   20010701   20160601    180     7.00   7,100.75    20010701    179        787,507.58      678   2,400,000           -
6606483417   20010701   20160601    180     6.87   4,298.74    20010701    179        480,462.72      799   1,800,000           -
6610484161   20010701   20160601    180     6.87   4,430.74    20010701    179        495,215.51      731     650,000           -
6612021052   20010601   20160501    180     7.12   6,521.99    20010801    178        715,492.68      623   1,700,000           -
6615425441   20010701   20160601    180     7.37   3,532.51    20010701    179        382,827.49      755     510,000           -
6617925380   20010701   20160601    180     7.00   3,047.03    20010701    179        337,930.47      752     460,000           -
6618012873   20010601   20160501    180     6.87   3,282.03    20010801    178        365,645.88      782     460,000     460,000
6618078692   20010701   20160601    180     7.00   3,145.90    20010701    179        348,895.77      793   1,095,000           -
6619546432   20010601   20160501    180     6.87   2,853.94    20010701    178        317,952.94      766     402,000     400,000
6623919591   20010701   20160601    180     6.87   3,121.50    20010801    179        348,883.71      701     750,000           -
6625158594   20010701   20160601    180     6.87   3,433.64    20010701    179        383,772.09      708     695,000           -
6628662857   20010601   20160501    180     7.12   2,928.10    20010701    178        321,226.41      729     431,000           -
6631119549   20010701   20160601    180     6.75   3,406.91    20010701    179        383,758.72      775     625,000     625,000
6631462931   20010701   20160601    180     6.75   3,539.64    20010701    179        398,710.36      794     600,000           -
6631469159   20010701   20160601    180     6.87   7,313.21    20010801    179        817,384.71      755   1,400,000           -
6631768600   20010701   20160601    180     6.75   8,849.10    20010801    179        996,775.90      703   2,265,000   2,265,000
6633993818   20010701   20160601    180     6.87   2,809.35    20010701    179        313,995.34      780     600,000           -
6636924893   20010701   20160601    180     7.00   5,392.97    20010801    179        598,107.03      767     765,000     750,000
6639631313   20010801   20160701    180     6.75   8,849.10    20010801    180      1,000,000.00      765   1,850,000   1,850,000
6639758264   20010801   20160701    180     7.00   3,595.32    20010801    180        400,000.00      717     689,000     689,000
6641024176   20010801   20160701    180     7.12   2,971.13    20010801    180        328,000.00      712     412,000           -
6641280927   20010601   20160501    180     7.12   3,623.33    20010701    178        397,495.93      739     800,000           -
6643957274   20010701   20160601    180     6.87   3,656.61    20010801    179        408,692.35      758   1,600,000           -
6644228840   20010701   20160601    180     7.12   3,251.94    20010701    179        357,879.62      741     485,000           -
6644542257   20010601   20160501    180     6.87   5,115.68    20010701    178        569,930.66      770     717,000     717,000
6648276696   20010701   20160601    180     6.87   3,451.48    20010701    179        385,765.71      805     700,000           -
6648393483   20010701   20160601    180     7.12   4,900.55    20010801    179        539,311.64      754     900,000           -
6650572297   20010701   20160601    180     6.87   3,121.50    20010701    179        348,883.71      632     480,000           -
6652137727   20010701   20160601    180     7.12   5,326.29    20010701    179        586,164.96      669     735,000           -
6652622587   20010801   20160701    180     6.87   5,797.06    20010801    180        650,000.00      771   1,200,000           -
6653046547   20010701   20160601    180     7.00   2,831.31    20010801    179        314,006.19      701     394,000           -
6654526604   20010701   20160601    180     6.87   5,413.56    20010801    179        605,064.04      788     920,000           -
6656020176   20010601   20160501    180     7.00   4,718.85    20010701    178        521,677.64      784   1,050,000           -
6659486374   20010701   20160601    180     7.12   3,949.43    20010801    179        434,639.32      744     875,000           -
6660075745   20010701   20160601    180     7.12   4,076.25    20010701    179        448,595.63      778   1,250,000           -
6664807366   20010701   20160601    180     6.50   3,950.48    20010701    179        452,005.98      776     655,000           -
6665871718   20010801   20160701    180     6.87   4,049.02    20010801    180        454,000.00      770     629,000           -
6666871444   20010601   20160501    180     6.75   3,752.02    20010801    178        421,010.29      766     530,000           -
6667328972   20010601   20160501    180     7.12   7,020.20    20010701    178        770,148.36      755   1,300,000           -
6668852152   20010701   20160601    180     6.87   3,924.16    20010801    179        438,596.67      783     550,000           -
6674582470   20010701   20160601    180     7.00   4,080.69    20010801    179        452,564.31      758     750,000           -
6679384245   20010801   20160701    180     6.75   4,048.47    20010801    180        457,500.00      784     610,000           -
6681002579   20010501   20160401    180     6.87   3,968.76    20010801    177        440,717.72      700     690,000           -
6681120439   20010801   20160701    180     6.87   4,075.78    20010801    180        457,000.00      808   1,650,000           -
6682175150   20010801   20160701    180     6.50   2,876.25    20010801    180        330,183.00      782     415,000           -
6683800707   20010701   20160601    180     6.87   3,616.47    20010801    179        404,206.71      800     580,000           -
6685088160   20010601   20160501    180     6.87   5,351.13    20010801    178        596,161.78      793   1,060,000   1,060,000
6685204940   20010601   20160501    180     7.25   2,862.74    20010701    178        311,658.01      762     409,000           -
6687608528   20010601   20160501    180     6.75   3,778.57    20010701    178        424,238.87      772   2,450,000           -
6688046017   20010801   20160701    180     6.87   8,650.99    20010801    180        970,000.00      658   1,700,000           -
6691368481   20010601   20160501    180     7.12   4,841.67    20010701    178        531,153.94      621     755,000           -
6693319979   20010701   20160601    180     6.62   3,511.98    20010801    179        398,338.35      685   1,150,000   1,120,000
6694688042   20010801   20160701    180     7.00   5,392.97    20010801    180        600,000.00      721     800,000           -
6698771828   20010601   20160501    180     6.87   5,351.13    20010801    178        596,161.78      752   1,065,000   1,100,000
6700572388   20010701   20160601    180     6.87   3,683.36    20010701    179        411,682.79      705   2,500,000           -
6700681700   20010801   20160701    180     6.87   3,424.73    20010801    180        384,000.00      700     600,000           -
6700986117   20010601   20160501    180     7.12   5,887.91    20010701    178        645,930.89      668     815,000     823,097
6707119860   20010701   20160601    180     7.00   6,291.80    20010801    179        697,791.53      748   1,800,000           -
6707156391   20010601   20160501    180     7.00   3,181.86    20010701    178        351,759.77      774     475,000           -
6707477474   20010701   20160601    180     7.00   7,035.58    20010801    179        780,280.46      771   1,200,000           -
6708916124   20010701   20160601    180     7.00   2,805.25    20010701    179        311,115.33      750   1,325,000           -
6711558335   20010801   20160701    180     6.87   3,995.51    20010801    180        448,000.00      734   1,000,000           -
6712370359   20010701   20160601    180     6.87   3,567.42    20010701    179        398,724.25      738   1,275,000   1,375,000
6716373367   20010601   20160501    180     6.75   3,699.81    20010801    178        413,880.63      791     566,000     565,000
6716852345   20010601   20160501    180     7.12   4,529.16    20010701    178        496,869.92      741     900,000           -
6717689134   20010801   20160701    180     7.00   5,285.12    20010801    180        588,000.00      779     840,000           -
6721526538   20010601   20160501    180     7.00   8,988.29    20010701    178        993,671.68        0   1,440,000   1,440,000
6726102673   20010701   20160601    180     6.75   3,539.64    20010801    179        398,710.36      782   1,800,000           -
6727960913   20010701   20140601    156     7.12   5,192.88    20010701    155        525,207.79      725     810,000           -
6728996700   20010601   20160501    180     7.00   3,370.61    20010701    178        372,626.88      733     500,000           -
6729533239   20010701   20160601    180     6.87   3,790.39    20010701    179        423,644.51      805     625,000     625,000
6730314454   20010601   20160501    180     6.87   4,280.91    20010701    178        476,929.41      788     705,000           -
6733065665   20010601   20160501    180     6.50   5,226.65    20010801    178        596,035.99      626     750,000     755,000
6733900960   20010701   20160601    180     6.87   3,955.38    20010701    179        442,085.51      701     615,000           -
6736738474   20010601   20160501    180     7.25   4,838.18    20010801    178        526,717.92      780     670,000           -
6740145856   20010801   20160701    180     6.87   3,567.42    20010801    180        400,000.00      796     633,000           -
6740325581   20010701   20160601    180     7.00   3,271.74    20010801    179        362,851.59      683     550,000           -
6742445015   20010701   20160601    180     6.87   5,797.06    20010801    179        647,926.90      641   1,000,000           -
6744868826   20010601   20160501    180     7.25   3,089.98    20010801    178        336,396.85      717     425,000           -
6745392644   20010601   20160501    180     6.87   3,344.46    20010701    178        372,399.96      688     500,000           -
6750077296   20010701   20160601    180     6.87   8,918.55    20010701    179        996,810.62      733   5,000,000           -
6750654086   20010801   20160701    180     6.62   3,490.03    20010801    180        397,500.00      672     540,000     525,000
6751577203   20010601   20160501    180     7.00   6,077.79    20010701    178        671,257.31      752     975,000           -
6753475125   20010701   20160601    180     6.75   3,784.76    20010801    179        426,321.05      741     630,000           -
6755652713   20010601   20160501    180     6.87   2,746.92    20010701    178        306,017.91      708     464,000           -
6757645848   20010601   20160501    180     7.00   4,422.24    20010701    178        488,003.93      745     615,000           -
6761809984   20010601   20160501    180     7.00   2,849.29    20010701    178        314,993.92      713     485,000           -
6765630188   20010801   20160701    180     7.25   3,879.67    20010801    180        425,000.00      751     846,000     845,192
6767041038   20010701   20160601    180     6.87   4,325.50    20010801    179        483,453.15      771   4,725,000           -
6772287477   20010701   20160601    180     6.87   5,047.90    20010801    179        564,194.81      714     720,000     707,500
6772457732   20010801   20160701    180     6.87   5,797.06    20010801    180        650,000.00      777   1,450,000           -
6776101880   20010701   20160601    180     6.87   4,488.71    20010801    179        501,694.78      779     719,000     719,000
6776319235   20010801   20160701    180     6.87   3,210.68    20010801    180        360,000.00      781   1,250,000           -
6776725373   20010701   20160601    180     7.00   3,943.61    20010701    179        437,365.77      793     585,000     585,000
6779509907   20010701   20160601    180     7.00   7,864.75    20010801    179        872,239.42      746   2,300,000           -
6780068042   20010601   20160501    180     7.25   3,368.47    20010701    178        366,714.93      769     905,000           -
6782706573   20010601   20160501    180     6.87   2,983.26    20010701    178        332,360.18      687     435,000           -
6783741207   20010101   20151201    180     7.75   2,579.10    20010801    173        122,085.20      798     445,000     442,000
6788118740   20010701   20160601    180     6.87   4,414.68    20010801    179        493,421.26      738     745,000           -
6788733761   20010601   20160501    180     7.12   4,076.25    20010801    178        447,182.92      777   1,575,000           -
6793511806   20010601   20160501    180     6.87   5,618.69    20010701    178        625,969.86      611     900,000           -
6795015871   20010601   20160501    180     7.00   4,602.01    20010801    178        508,759.89      787     700,000     640,000
6798146830   20010701   20160601    180     7.00   3,325.67    20010701    179        368,832.66      733     470,000     470,000
6798309826   20010701   20160601    180     6.87   3,344.46    20010801    179        373,803.98      742     970,000           -
6803577631   20010701   20160601    180     6.87   5,797.06    20010801    179        647,926.90      713   1,000,000           -
6803778866   20010801   20160701    180     6.87   5,447.01    20010801    180        610,750.00      783     800,000           -
6805203731   20010701   20160601    180     6.87   4,209.56    20010701    179        470,494.61      776     590,000           -
6808340753   20010701   20160601    180     6.62   3,950.98    20010701    179        448,533.40      795     957,000     957,000
6811457255   20010701   20160601    180     7.00   2,921.20    20010701    179        323,974.63      731     530,000           -
6812862628   20010701   20160601    180     7.25   5,933.61    20010801    179        647,993.47      739   1,240,000           -
6813298640   20010701   20160601    180     7.12   3,315.35    20010801    179        364,857.78      730     480,000           -
6814687312   20010701   20160601    180     6.75   7,742.96    20010701    179        872,178.92      768   1,750,000           -
6819741858   20010801   20160701    180     6.87   4,280.91    20010801    180        480,000.00      700     600,000           -
6824191651   20010701   20160601    180     6.87   4,370.09    20010701    179        488,437.20      707     970,000           -
6826402510   20010701   20160601    180     7.00   8,691.67    20010701    179        963,949.16      737   1,300,000           -
6826653294   20010601   20160501    180     7.12   4,474.81    20010801    178        490,907.48      685     632,000           -
6827468320   20010101   20151201    180     7.87   5,690.70    20010801    173        587,483.32      714   1,200,000           -
6829416871   20010701   20160601    180     6.75   3,167.98    20010701    179        356,845.77      761     480,000           -
6830051931   20010701   20160601    180     6.75   2,875.96    20010701    179        323,880.87      759     420,000           -
6832975178   20010801   20160701    180     6.75   3,185.68    20010801    180        360,000.00      687     450,000     450,010
6834766443   20010801   20160701    180     6.50   6,533.31    20010801    180        750,000.00      784   1,890,000   1,885,000
6836449915   20010601   20160501    180     7.37   4,047.67    20010801    178        437,304.74      737     750,000           -
6838569868   20010701   20160601    180     7.12   3,605.21    20010701    179        396,757.92      712     890,000           -
6843171817   20010801   20160701    180     5.87   2,528.10    20010801    180        302,000.00      757     390,000           -
6843498434   20010701   20160601    180     7.25   3,395.85    20010701    179        370,851.65      729     475,000     465,000
6843693240   20010601   20160501    180     6.87   2,809.35    20010801    178        312,984.92      780     890,000           -
6847169684   20010701   20160601    180     6.87   3,981.24    20010701    179        444,976.26      777     558,000           -
6847791172   20010701   20160601    180     6.87   4,209.56    20010801    179        470,494.61      674     866,000           -
6851139250   20010801   20160701    180     6.50   3,484.43    20010801    180        400,000.00      805     755,000     745,000
6852932414   20010701   20160601    180     6.75   7,610.23    20010701    179        857,227.27      737   1,460,000   1,460,000
6853675848   20010801   20160701    180     6.87   2,675.57    20010801    180        300,000.00      720     575,000           -
6859141118   20010801   20160701    180     6.87   2,818.26    20010801    180        316,000.00      718     395,000     395,000
6859693936   20001101   20151001    180     8.12   4,737.39    20010701    171        478,996.52      769     625,000     615,000
6861483367   20010801   20160701    180     7.12   7,871.68    20010801    180        869,000.00      767   1,265,000           -
6864781080   20010701   20160601    180     6.87   5,047.90    20010701    179        564,194.81      707   1,300,000           -
6868337053   20010601   20160501    180     7.00   5,752.51    20010701    178        634,478.89      742     890,000           -
6870351464   20010701   20160601    180     6.75   3,557.34    20010701    179        400,703.91      775   1,197,000           -
6870583694   20010801   20160701    180     7.00   7,190.63    20010801    180        800,000.00      725   1,000,000   1,000,000
6870882252   20010701   20160601    180     6.87   4,994.39    20010701    179        558,213.94      780     891,000           -
6872499774   20010701   20160601    180     6.87   2,764.75    20010701    179        309,011.29      668     440,000           -
6874020941   20010601   20160501    180     6.75   3,119.31    20010701    178        350,210.55      710     470,000           -
6876914257   20010701   20160601    180     7.00   2,930.19    20010801    179        324,971.48      732     440,000           -
6885267077   20010601   20160501    180     7.00   5,960.58    20010801    178        658,953.38      745   1,200,000           -
6886598413   20010701   20160601    180     6.87   3,210.68    20010701    179        358,851.82      763     490,000     450,000
6887479829   20010701   20160601    180     6.75   2,986.57    20010801    179        336,411.87      725     600,000           -
6891271055   20010701   20160601    180     6.75   2,654.73    20010801    179        299,032.77      744     580,000           -
6891477819   20010701   20160601    180     6.87   4,869.53    20010701    179        544,258.59      734     920,000           -
6891834316   20010701   20160601    180     7.00   4,314.38    20010701    179        478,485.62      687     706,000           -
6892326536   20010701   20160601    180     6.87   4,164.96    20010701    179        465,510.56      782   1,050,000           -
6894230124   20010701   20160601    180     7.00   5,392.97    20010801    179        598,107.03      760   1,575,000           -
6895702022   20010701   20160601    180     7.25   3,600.34    20010701    179        393,182.49      791     890,000           -
6897876139   20010701   20160601    180     6.87   2,978.80    20010701    179        332,934.74      780     650,000           -
6899007089   20010601   20160501    180     6.87   8,472.62    20010701    178        943,922.82      745   2,000,000           -
6900223956   20010601   20160501    180     6.87   3,629.85    20010701    178        404,396.40      790   1,500,000           -
6904670467   20010801   20160701    180     6.75   4,097.14    20010801    180        463,000.00      797     820,000           -
6911377635   20010701   20160601    180     6.75   4,428.98    20010701    179        498,886.33      782     715,000           -
6911721253   20010701   20160601    180     6.75   3,415.76    20010701    179        384,755.49      721     750,000           -
6911912266   20010801   20160701    180     6.87   3,121.50    20010801    180        345,658.52      705     451,000           -
6912956353   20010701   20160601    180     6.87   6,421.36    20010701    179        717,703.64      728   1,085,000     960,000
6913440993   20010701   20160601    180     6.87   3,745.79    20010701    179        418,660.46      791     613,000     600,000
6917722594   20010601   20160501    180     6.87   4,459.28    20010801    178        496,801.47      751     715,000           -
6919676202   20010701   20160601    180     7.25   5,002.49    20010701    179        546,308.34      733     795,000           -
6920298749   20010701   20160601    180     6.75   3,406.91    20010701    179        383,758.72      737     685,000           -
6921632706   20010701   20160601    180     6.87   4,459.28    20010701    179        498,405.30      739     725,000           -
6921785157   20010601   20160501    180     6.87   3,150.20    20010801    178        350,959.45      752   1,565,000           -
6923141037   20010701   20160601    180     7.25   4,518.68    20010801    179        484,574.32      705   1,875,000           -
6926261063   20010601   20160501    180     6.87   2,643.46    20010701    178        294,503.92      711     555,000           -
6928455101   20010701   20160601    180     7.00   4,449.21    20010701    179        493,438.29      668     725,000           -
6930153124   20010601   20160501    180     7.00   4,494.15    20010701    178        496,835.84      773     858,000     858,000
6930986721   20010701   20160601    180     6.50   3,379.90    20010801    179        386,721.77      731     600,000           -
6934284917   20010801   20160701    180     6.87   5,707.87    20010801    180        639,670.28      677     950,000           -
6935912102   20010701   20160601    180     7.00   3,482.96    20010701    179        386,277.46      736     560,000           -
6938684674   20010701   20160601    180     7.12   3,016.42    20010701    179        331,960.77      760     520,000           -
6940046169   20010801   20160701    180     7.12   3,369.70    20010801    180        372,000.00      677     465,000     465,000
6941155456   20010701   20160601    180     7.25   4,746.89    20010801    179        518,394.78      742     650,000           -
6941732783   20010801   20160701    180     6.87   3,588.83    20010801    180        402,400.00      746     865,000           -
6944454575   20010701   20160601    180     6.87   5,093.39    20010701    179        569,278.54      737     950,000           -
6944551818   20010701   20160601    180     6.87   5,217.35    20010801    179        583,134.21      737   2,975,000           -
6950671104   20010701   20160601    180     7.00   3,954.85    20010701    179        438,611.82      691     730,000           -
6954401060   20010701   20160601    180     6.87   3,870.65    20010801    179        432,615.81      701     630,000           -
6956550542   20010701   20160601    180     6.75   2,716.68    20010801    179        306,010.20      747   2,000,000           -
6956850215   20010701   20160601    180     6.87   3,977.68    20010801    179        444,577.53      787   1,025,000           -
6958163880   20010701   20160601    180     7.00   2,876.26    20010701    179        318,990.41      698     405,000     400,000
6959684314   20010601   20160501    180     7.00   3,559.37    20010701    178        393,050.77      759     495,000     495,000
6959823524   20010701   20160601    180     6.75   2,787.47    20010801    179        313,984.41      798     565,000     565,000
6963992315   20010701   20160601    180     6.87   4,816.02    20010801    179        538,277.73      672   1,100,000           -
6971369084   20010701   20160601    180     6.87   5,128.17    20010801    179        573,166.10      776     950,000           -
6971496630   20010801   20160701    180     6.87   3,103.66    20010801    180        348,000.00      756     550,000           -
6972122706   20010801   20160701    180     6.87   3,121.50    20010801    180        350,000.00      754     570,000           -
6973514463   20010801   20160701    180     7.00   4,098.66    20010801    180        456,000.00      688     570,000     570,000
6977003232   20010701   20160601    180     6.87   3,567.42    20010701    179        398,724.25      749     620,000           -
6977823357   20010701   20160601    180     6.87   6,242.99    20010701    179        697,767.43      715   1,800,000           -
6979027080   20010801   20160701    180     6.75   8,849.10    20010801    180      1,000,000.00      702   1,535,000   1,500,000
6981083105   20010701   20160601    180     6.87   2,604.22    20010801    179        291,068.70      751     475,000           -
6982178144   20010701   20160601    180     6.87   3,121.50    20010801    179        348,883.71      728     840,000           -
6983630747   20010801   20160701    180     7.00   3,145.90    20010801    180        350,000.00      753     620,000           -
6988929789   20010801   20160701    180     7.00   5,617.68    20010801    180        625,000.00      793   1,000,000           -
6990765700   20010601   20160501    180     7.62   5,296.52    20010701    178        563,601.82      708     810,000           -
6991347300   20010801   20160701    180     6.50   5,078.56    20010801    180        583,000.00      711   1,340,000           -
6994538038   20010601   20160501    180     6.75   4,867.01    20010701    178        546,443.51      771     885,000           -
6995952006   20010701   20160601    180     7.12   2,717.50    20010701    179        299,063.75      709     765,000           -
6996721673   20010701   20160601    180     7.00   4,943.56    20010701    179        548,264.77      787   1,550,000           -
6997516163   20010601   20160501    180     7.12   2,717.50    20010701    178        297,737.17      774     715,000           -
6999009894   20010801   20160701    180     6.87   2,876.24    20010801    180        322,500.00      762     485,000           -

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE
BOAMS 2001-8
GROUP III:  CA
MORTGAGE SCHEDULE

Loan Count:                                                                  344
Scheduled PB:                                                     145,742,273.33
Interest Rate W/A:                                                         7.246
Unpaid PB W/A:                                                        423,669.40
Remaining Term W/A:                                                          359




   LOAN       BORROWER               ZIP      PROPERTY                       LOAN             DOC            ORIG  CURRENT  ORIGINAL
  NUMBER      LAST NAME      STATE  CODE        TYPE        OCCUPANCY      PURPOSE           TYPE            LTV     LTV      PB
  ------      ---------      -----  ----        ----        ---------      -------           ----            ---     ---      --

0029145687   BAIERL            CA   92656   PUD             Primary     Purchase             Standard        79.99   79.93  435,200
0029341914   WING JR           CA   94123   Single Family   Primary     Refinance            Standard        53.17   53.00  795,000
0029404217   IJAZ              CA   92130   Single Family   Primary     Purchase             Standard        80.00   79.82  420,000
0029529468   MENDEZ            CA   95492   Single Family   Primary     Purchase             Reduced         74.87   74.76  292,000
0029538162   PERRAULT          CA   92692   PUD             Primary     Purchase             Standard        79.99   79.80  367,850
0029540465   MININNO           CA   95465   Single Family   Primary     Cash-out Refinance   Reduced         33.84   33.76  330,000
0029573102   WEINGARTEN        CA   92867   PUD             Primary     Purchase             Reduced         79.99   79.86  340,250
0029573490   CONNOLLY          CA   92009   Condominimum    Primary     Purchase             Standard        79.99   79.87  341,800
0029578234   CAMIRE            CA   91760   Single Family   Primary     Purchase             Reduced         79.99   79.81  358,728
0029593993   RICHARDS          CA   90035   Single Family   Primary     Cash-out Refinance   Standard        71.60   71.43  358,000
0029605169   WAGSCHAL          CA   92656   PUD             Primary     Purchase             Standard        79.99   79.93  496,100
0029606795   LE                CA   92808   PUD             Primary     Purchase             Standard        89.99   89.38  569,950
0029616984   CUNHA             CA   95003   Single Family   Primary     Cash-out Refinance   Reduced         48.00   47.92  600,000
0029622610   GONZALES          CA   95010   Single Family   Primary     Cash-out Refinance   Reduced         64.34   64.29  373,200
0029622636   POOLER            CA   90403   Condominimum    Primary     Purchase             Reduced         80.00   79.82  384,000
0029625134   DEUTSCH           CA   92037   Single Family   Primary     Cash-out Refinance   Standard        49.89   49.89  489,000
0029626553   MANDELL           CA   91362   Single Family   Primary     Refinance            Standard        67.57   67.47  323,700
0029628476   MACY              CA   95010   Single Family   Primary     Cash-out Refinance   Reduced         68.96   68.85  400,000
0029630068   MC KERNAN         CA   92887   Single Family   Primary     Purchase             Reduced         79.99   79.87  335,900
0029642584   HAMMAN            CA   93105   Single Family   Primary     Purchase             Standard        80.00   79.93  516,000
0029647690   MCELHINNEY        CA   94566   Single Family   Primary     Purchase             Reduced         40.00   39.93  400,000
0029650132   RICHARDS          CA   92629   Condominimum    Secondary   Refinance            Standard        74.00   73.83  296,000
0029654142   CARRINO           CA   92130   Single Family   Primary     Refinance            Standard        54.17   54.04  395,500
0029660040   PINELLI           CA   94550   Single Family   Primary     Purchase             Standard        51.67   51.55  374,300
0029661576   ROSENBERG         CA   94550   Single Family   Primary     Cash-out Refinance   Standard        79.82   79.52  463,000
0029673068   SPARKS            CA   91760   Single Family   Primary     Purchase             Standard        80.00   79.80  355,488
0029673522   GORMAN SR         CA   95746   PUD             Primary     Purchase             Standard        80.00   79.87  376,400
0029688348   KENNEDY           CA   95020   Single Family   Primary     Cash-out Refinance   Standard        79.06   78.88  340,000
0029688371   KINYON            CA   95128   Single Family   Primary     Refinance            Standard        78.93   78.74  371,000
0029688736   EPPERSON          CA   94549   Single Family   Primary     Purchase             Standard        80.00   79.80  420,000
0029689064   LASHGARI          CA   92614   PUD             Primary     Purchase             Standard        80.00   79.78  488,000
0029689247   MEURS             CA   92886   PUD             Primary     Purchase             Standard        65.00   64.72  650,000
0029689312   BARRY             CA   95020   Single Family   Primary     Cash-out Refinance   Standard        80.00   79.73  396,000
0029689338   KALPAKOFF         CA   95037   Single Family   Primary     Cash-out Refinance   Standard        72.34   72.22  340,000
0029689379   PARKER            CA   92651   Single Family   Primary     Purchase             Standard        80.00   79.80  552,000
0029689429   MCCARRICK         CA   94566   Single Family   Primary     Purchase             Standard        46.42   46.29  650,000
0029692043   HUDSON            CA   95404   Single Family   Primary     Cash-out Refinance   Reduced         45.12   45.09  440,000
0029695921   VAKILI            CA   92677   PUD             Primary     Cash-out Refinance   Standard        81.07   80.94  377,000
0029696069   JIMENEZ           CA   92679   PUD             Primary     Purchase             Standard        79.99   79.88  585,350
0029700283   DOLLAR            CA   95125   Single Family   Primary     Cash-out Refinance   Standard        50.00   49.90  450,000
0029701810   CHUNG             CA   92867   PUD             Primary     Purchase             Standard        71.34   56.99  498,000
0029701901   SWANSON           CA   94509   PUD             Primary     Purchase             Reduced         80.00   79.87  294,000
0029702016   TRAN              CA   95037   PUD             Primary     Purchase             Standard        80.00   79.87  543,200
0029706330   EGHBALI           CA   90035   Single Family   Primary     Purchase             Standard        80.00   79.88  420,800
0029708369   MITCHELL          CA   92648   Single Family   Primary     Purchase             Standard        79.99   79.87  351,900
0029708484   ADAMS             CA   94611   Single Family   Primary     Cash-out Refinance   Standard        60.00   59.95  345,000
0029708690   SHATTUCK          CA   95128   Single Family   Primary     Purchase             Standard        80.00   79.94  400,000
0029709771   DOWNING           CA   91381   PUD             Primary     Purchase             Standard        79.99   79.87  315,350
0029709813   CARBONE           CA   92629   PUD             Primary     Purchase             Standard        80.00   79.93  421,600
0029730645   TSE               CA   91030   Single Family   Primary     Refinance            Standard        80.00   79.87  452,000
0029733557   LAMBERT           CA   95037   PUD             Primary     Purchase             Standard        79.99   79.93  627,500
0029733821   CIPRES            CA   94044   Single Family   Primary     Refinance            Standard        74.63   74.58  362,000
0029734019   RAJENDRAN         CA   95136   Single Family   Primary     Purchase             Standard        80.00   79.37  380,000
0029734761   CUADROS           CA   94566   Single Family   Primary     Refinance            Standard        50.49   50.30  318,100
0029734969   ORMSBY            CA   95035   PUD             Primary     Refinance            Standard        79.52   79.39  497,000
0029736386   TABAREJO          CA   91381   PUD             Primary     Purchase             Standard        79.98   79.82  428,700
0029736394   FARRELL           CA   92679   PUD             Primary     Purchase             Reduced         79.99   79.87  569,900
0029754330   KLINGER           CA   92679   PUD             Primary     Purchase             Reduced         79.99   79.93  561,350
0099002982   DEVILLERS         CA   93012   Single Family   Primary     Cash-out Refinance   Standard        64.84   64.68  415,000
0099008476   LAU               CA   94403   PUD             Primary     Purchase             Standard        64.78   64.68  368,000
0099015596   CAMERON           CA   92656   PUD             Primary     Purchase             Standard        79.99   79.86  406,400
0099017352   ORTEGA            CA   95076   Single Family   Primary     Cash-out Refinance   Standard        51.81   51.71  342,000
0099026262   ARRIOLA           CA   91913   PUD             Primary     Purchase             Reduced         79.99   79.76  339,200
0099028805   BROWN             CA   92009   PUD             Primary     Purchase             Standard        79.81   79.68  423,000
0099032096   BERNHOLZ          CA   92037   PUD             Primary     Purchase             Standard        38.09   38.09  400,000
0099033763   RUANO JR          CA   94579   Single Family   Primary     Cash-out Refinance   Standard        66.94   66.83  395,000
0099037053   LAMB              CA   94588   Single Family   Primary     Refinance            Standard        56.45   56.36  310,500
0099037111   IVERSON           CA   94588   PUD             Primary     Purchase             Standard        67.65   67.53  389,000
0099038036   EBERLE            CA   94066   Single Family   Primary     Cash-out Refinance   Standard        59.01   58.97  360,000
0099042566   FANG              CA   94579   PUD             Primary     Purchase             Standard        74.13   74.07  430,000
0099043812   WAEGNER           CA   91381   PUD             Primary     Purchase             Standard        79.99   79.93  397,400
0099045734   DONATH            CA   91765   Single Family   Primary     Refinance            Standard        87.09   87.02  324,000
0099046534   SCHWARZER         CA   95066   PUD             Primary     Cash-out Refinance   Reduced         48.75   48.71  585,000
0099047847   MCCOY             CA   90035   Single Family   Primary     Purchase             Standard        80.00   79.93  450,400
0099052250   TOPONCE           CA   94549   PUD             Investor    Purchase             Standard        75.00   74.94  303,750
0099055352   GOSS              CA   95050   Single Family   Primary     Refinance            Standard        58.33   58.28  315,000
0099056442   CARLTON           CA   92656   PUD             Primary     Purchase             Standard        79.99   79.93  566,400
0099059388   BENSON            CA   95037   Single Family   Primary     Refinance            Standard        64.70   64.65  550,000
0099061913   IRVINE            CA   94952   Single Family   Primary     Cash-out Refinance   Reduced         61.95   61.95  381,000
6005385270   LEE               CA   92677   PUD             Primary     Purchase             Rapid           80.00   79.87  412,000
6006287400   GARDNER           CA   93012   PUD             Primary     Cash-out Refinance   Rapid           24.86   24.86  317,000
6008677343   BOWEN             CA   94530   Single Family   Primary     Purchase             Rapid           79.96   79.83  455,000
6011837413   HALL              CA   93933   Single Family   Primary     Cash-out Refinance   Standard        74.76   74.65  400,000
6011892079   RUCKER            CA   92677   PUD             Primary     Refinance            Standard        64.00   64.00  400,000
6025413193   VITALE            CA   95032   Single Family   Primary     Cash-out Refinance   Rapid           51.18   51.09  476,000
6027473757   GULLETT III       CA   95125   Single Family   Primary     Cash-out Refinance   Standard        65.90   65.90  547,000
6036529334   KILLIMETT         CA   94080   Single Family   Primary     Purchase             Standard        80.00   80.00  356,000
6038057102   GILBERT           CA   92064   Single Family   Primary     Cash-out Refinance   Standard        75.00   74.89  382,500
6045074785   COULSTON          CA   94517   Single Family   Primary     Cash-out Refinance   Rapid           67.16   67.06  376,114
6047628794   YAMAMOTO          CA   92122   Condominimum    Secondary   Refinance            Rapid           67.33   67.22  353,500
6050210878   YANO              CA   94549   Single Family   Primary     Cash-out Refinance   Standard        69.44   69.44  625,000
6053924640   VAN               CA   92808   PUD             Primary     Purchase             Standard        80.00   79.93  367,200
6057778786   KOELSCH           CA   92692   PUD             Primary     Purchase             Rapid           80.00   80.00  324,000
6063149030   LEBLANC           CA   95066   Single Family   Primary     Cash-out Refinance   Standard        59.61   59.51  310,000
6064740456   GUTIERREZ         CA   95050   Single Family   Primary     Cash-out Refinance   Standard        73.39   73.34  400,000
6065754316   BRUCE             CA   95110   Single Family   Primary     Cash-out Refinance   Standard        70.00   69.95  546,000
6072420083   GALUHN            CA   92648   PUD             Primary     Refinance            All Ready Home  53.82   53.82  436,000
6074991933   WANG              CA   94506   PUD             Investor    Purchase             Standard        50.89   50.81  313,000
6079659931   RIDDELL           CA   94566   Single Family   Primary     Cash-out Refinance   Rapid           74.07   74.01  400,000
6084098026   MAGOON            CA   93117   PUD             Primary     Purchase             Rapid           79.99   79.94  488,663
6089514415   DUGGER            CA   94610   PUD             Primary     Purchase             Rapid           80.00   79.80  405,600
6091751427   KUMAR             CA   95062   Single Family   Primary     Cash-out Refinance   Rapid           51.00   51.00  380,000
6096599201   AGUILAR           CA   94536   Single Family   Primary     Cash-out Refinance   Rapid           68.18   68.13  300,000
6099920784   WILLIAMS          CA   95148   Single Family   Primary     Refinance            Standard        73.52   73.47  375,000
6111324841   SCHIFFMAN         CA   92692   PUD             Primary     Refinance            Rapid           74.56   74.56  425,000
6112112807   LOPEZ             CA   92867   PUD             Primary     Cash-out Refinance   Rapid           62.68   62.68  304,000
6114370668   MAGALONG          CA   94066   Two Family      Primary     Refinance            Rapid           54.70   54.70  465,000
6136216386   NGUYEN            CA   95148   Single Family   Primary     Cash-out Refinance   Standard        65.61   65.51  397,000
6151469381   WELSH             CA   90277   Single Family   Primary     Purchase             Rapid           80.00   80.00  599,200
6154718792   CORRAL            CA   93117   Single Family   Primary     Purchase             Rapid           80.00   79.86  380,000
6156273366   MILLER            CA   92808   PUD             Primary     Refinance            Standard        69.90   69.84  436,900
6157699429   MONROE            CA   92887   Single Family   Primary     Refinance            Rapid           68.42   68.36  650,000
6157768307   DOHERTY           CA   94122   Single Family   Primary     Purchase             Standard        80.00   80.00  608,000
6161373250   PAGANUCCI         CA   95126   Single Family   Primary     Refinance            Rapid           75.00   74.94  382,500
6166877263   SPROLES           CA   90069   Single Family   Primary     Refinance            Rapid           52.03   51.96  754,555
6175982260   PAULSEN           CA   95062   Single Family   Primary     Purchase             Rapid           78.21   78.21  481,000
6180417666   MURPHY            CA   94403   Single Family   Primary     Refinance            Standard        77.60   77.54  388,000
6181184331   RAYMOND-CAMPBEL   CA   94530   Single Family   Primary     Purchase             Standard        80.00   79.86  319,200
6183874624   CHING             CA   94087   Condominimum    Primary     Purchase             Rapid           80.00   79.86  428,000
6184823505   YOUNG             CA   90277   Condominimum    Primary     Cash-out Refinance   Standard        75.00   74.93  307,500
6185639058   HO                CA   94005   Condominimum    Primary     Purchase             Standard        80.00   79.93  315,200
6187548323   RUIZ              CA   94558   Single Family   Primary     Purchase             Standard        80.00   79.93  452,000
6189898973   OLSEN             CA   94044   Single Family   Primary     Cash-out Refinance   Rapid           71.42   71.37  350,000
6198418060   PRUETT            CA   92008   Single Family   Primary     Purchase             Rapid           89.00   88.93  370,240
6208018124   ESTRADA           CA   95023   Single Family   Primary     Cash-out Refinance   Standard        68.53   68.47  380,000
6208544343   RONNOW            CA   92629   Single Family   Primary     Purchase             Standard        80.17   79.84  335,920
6210105927   DOMMASCHK         CA   94546   Single Family   Primary     Refinance            Standard        80.00   79.88  364,000
6210559495   MOLYNEAUX III     CA   94552   PUD             Primary     Cash-out Refinance   Standard        65.87   65.76  360,000
6217289377   RIVERA            CA   95125   Single Family   Primary     Purchase             Rapid           90.00   90.00  384,750
6231812204   RAVI              CA   92620   Single Family   Primary     Purchase             Standard        80.00   79.86  348,000
6233874467   KHAN              CA   94506   PUD             Primary     Cash-out Refinance   Standard        43.67   43.64  404,000
6237072365   WHITE             CA   94044   Single Family   Primary     Refinance            Standard        80.00   79.93  372,000
6240639630   SCHWAB            CA   92648   Single Family   Primary     Cash-out Refinance   Standard        70.00   70.00  490,000
6241741641   WILDE             CA   94122   Two Family      Primary     Purchase             Standard        74.52   74.52  585,000
6244992787   WECKEL            CA   92629   PUD             Primary     Refinance            Standard        77.60   77.60  357,000
6250529267   STODDARD          CA   92867   Single Family   Primary     Purchase             Standard        80.00   80.00  408,000
6252114340   BURTON            CA   93012   Single Family   Primary     Cash-out Refinance   Rapid           60.55   60.50  330,000
6264197564   BRADBURY JR       CA   91001   Single Family   Primary     Refinance            Standard        79.03   78.97  460,000
6267872072   LEWIS             CA   92886   PUD             Primary     Purchase             Rapid           80.00   80.00  368,000
6269513344   BANE JR           CA   92692   PUD             Primary     Purchase             Rapid           80.00   80.00  296,000
6279953530   MURNANE           CA   90274   PUD             Primary     Purchase             Standard        80.00   79.93  340,000
6285901598   STUTZMAN          CA   95370   Single Family   Primary     Cash-out Refinance   Standard        43.02   43.02  451,780
6294731895   LATHAM            CA   94080   Three Family    Primary     Refinance            Standard        80.00   80.00  448,000
6305625631   RIDDLE            CA   90505   Condominimum    Primary     Refinance            All Ready Home  63.84   63.84  415,000
6305754308   SHURTZ            CA   94903   Single Family   Primary     Cash-out Refinance   Rapid           52.89   52.89  320,000
6306157659   GONZALEZ          CA   95023   Single Family   Primary     Cash-out Refinance   Standard        71.60   71.54  358,000
6309290440   PETERS            CA   92620   PUD             Primary     Refinance            Rapid           52.16   52.16  326,000
6311191552   WRIGHT            CA   94574   Single Family   Primary     Refinance            All Ready Home  53.03   52.94  350,000
6312162636   LIN               CA   95035   Single Family   Primary     Purchase             Standard        77.57   77.51  349,000
6313321256   SMITH             CA   95136   Single Family   Investor    Refinance            Standard        63.63   63.63  350,000
6315817830   VAN DYKE          CA   90277   Condominimum    Primary     Refinance            Rapid           73.17   73.03  300,000
6322701084   WINTON            CA   94705   Single Family   Primary     Refinance            Rapid           54.16   54.12  650,000
6326582852   STANFORD JR       CA   95037   Single Family   Primary     Purchase             Standard        80.00   80.00  499,960
6327792716   NOONAN            CA   95492   Single Family   Primary     Cash-out Refinance   Rapid           63.04   63.04  290,000
6335737828   SCHUMACHER        CA   92867   PUD             Primary     Purchase             Standard        80.00   79.93  588,000
6342371389   FOSSUM            CA   95650   Single Family   Primary     Purchase             Standard        80.00   80.00  304,000
6351371403   SHARIFIAN         CA   90274   Single Family   Primary     Cash-out Refinance   Standard        64.26   64.26  980,000
6358442926   MILLER            CA   91604   Single Family   Primary     Refinance            Rapid           78.18   78.11  430,000
6365607453   TOSCANO           CA   94080   Single Family   Primary     Purchase             Rapid           80.00   80.00  304,800
6365713020   SEVASTYANOV       CA   92614   PUD             Primary     Refinance            Standard        80.00   80.00  416,000
6369100380   CHUNG             CA   94131   Single Family   Primary     Refinance            Rapid           62.75   62.75  524,000
6371710994   FISCHLOWITZ       CA   92064   PUD             Primary     Refinance            Rapid           46.42   46.42  649,900
6378634981   BADEAUX           CA   95062   Single Family   Primary     Refinance            Rapid           56.17   56.17  323,000
6392976640   ROBERTS           CA   92660   Single Family   Primary     Cash-out Refinance   Standard        69.89   69.89  318,000
6403008896   WASHINGTON SR     CA   92037   Condominimum    Primary     Cash-out Refinance   Standard        63.49   63.39  400,000
6408142922   FLEENOR           CA   92648   Single Family   Primary     Purchase             Standard        80.00   79.94  532,000
6418343940   UNDERBERGER       CA   90274   Single Family   Primary     Purchase             Standard        57.97   57.971,000,000
6420927268   BANDUCCI          CA   94509   Single Family   Primary     Cash-out Refinance   Standard        79.78   79.71  363,000
6429173666   DEAN              CA   95066   Single Family   Primary     Cash-out Refinance   Rapid           59.54   59.11  390,000
6432332010   DUVALL            CA   92651   Single Family   Primary     Refinance            Standard        80.00   80.00  596,000
6435362998   BRADBURY III      CA   93109   Single Family   Primary     Refinance            Rapid           76.42   76.42  321,000
6435647653   STAM              CA   94131   Two Family      Primary     Cash-out Refinance   Standard        68.75   68.69  550,000
6437223396   SORIA             CA   93906   Single Family   Primary     Purchase             Standard        79.98   79.98  444,000
6439955649   WHERRITT          CA   95472   Single Family   Primary     Refinance            Rapid           37.57   37.52  357,000
6439985257   ALEXANDER         CA   95112   Condominimum    Primary     Cash-out Refinance   Standard        50.37   50.37  340,000
6440747712   BURZELL           CA   92651   Two Family      Primary     Purchase             Standard        80.00   79.93  593,600
6446902956   JUNG              CA   92625   Condominimum    Primary     Purchase             Standard        77.42   77.29  650,000
6450534752   REYMOND           CA   90277   Single Family   Primary     Cash-out Refinance   Rapid           59.69   59.69  388,000
6459335540   WANG              CA   94080   Two Family      Investor    Purchase             Standard        75.00   75.00  420,000
6464645081   RAMOS             CA   94080   Single Family   Primary     Refinance            Standard        80.00   79.88  304,000
6467118599   GREGSON           CA   90720   Single Family   Primary     Cash-out Refinance   Standard        68.88   68.83  310,000
6472358388   CONE              CA   94022   Single Family   Primary     Cash-out Refinance   Standard        45.83   45.83  550,000
6475789670   JACKSON           CA   93117   Single Family   Primary     Purchase             Rapid           80.00   79.93  503,200
6476527616   MATHISON          CA   95112   Single Family   Primary     Cash-out Refinance   Standard        62.66   62.66  282,000
6477853714   KARGL             CA   92692   PUD             Primary     Refinance            Rapid           75.87   75.80  305,000
6479844265   HERNANDEZ         CA   95023   Single Family   Primary     Refinance            Standard        88.54   88.47  290,000
6484271801   HAUGAARD          CA   95126   Single Family   Primary     Purchase             Rapid           80.00   79.93  439,200
6488033579   MIHANOVIC         CA   90266   Single Family   Primary     Purchase             Standard        67.79   67.741,000,000
6498044723   PARK              CA   90265   Single Family   Primary     Refinance            Standard        69.70   69.64  822,473
6501899618   FERNANDEZ         CA   95037   Single Family   Primary     Cash-out Refinance   Standard        60.74   60.74  328,000
6502959080   SAHOTA            CA   94538   PUD             Primary     Cash-out Refinance   Rapid           66.35   66.30  355,000
6503474550   SORENSEN          CA   90266   Single Family   Primary     Purchase             Rapid           80.00   79.93  600,000
6511184522   HAMBRICK          CA   94610   Single Family   Primary     Refinance            Rapid           39.44   39.34  355,000
6514025987   BOROWSKI          CA   94501   Single Family   Primary     Refinance            Rapid           62.50   62.44  650,000
6514185237   GUERRERO          CA   93906   Single Family   Primary     Cash-out Refinance   Standard        67.52   67.47  287,000
6516651772   FRIEDLAND         CA   92648   PUD             Primary     Refinance            Rapid           71.57   71.57  408,000
6520038354   BRUGMAN           CA   94022   Single Family   Primary     Purchase             Rapid           44.82   44.79  650,000
6522870226   TELLE-MARTY       CA   95066   Single Family   Primary     Cash-out Refinance   Standard        70.00   70.00  484,750
6524157184   CASAGRANDE        CA   91604   Single Family   Primary     Purchase             Rapid           80.00   79.88  392,000
6525711120   CATALANO          CA   94610   Single Family   Primary     Purchase             Rapid           80.00   79.94  440,000
6527847823   BANVILLE          CA   94549   Single Family   Primary     Purchase             Rapid           76.66   76.60  575,000
6529268333   HEMMERLING        CA   95125   Single Family   Primary     Purchase             Rapid           78.26   78.26  450,000
6531035993   WEINGER           CA   90245   Single Family   Primary     Purchase             Rapid           80.00   80.00  364,000
6536948380   CORNELIOUS        CA   94619   Single Family   Primary     Purchase             Standard        80.00   79.94  300,000
6541157431   VALDOVINOS        CA   91030   Single Family   Primary     Cash-out Refinance   Rapid           65.74   65.62  355,000
6543504382   IORIO             CA   92122   Single Family   Primary     Purchase             Standard        80.00   80.00  320,000
6544660696   LEVETT            CA   92116   Single Family   Primary     Cash-out Refinance   Standard        66.94   65.94  395,000
6552357961   BARRIOS-HAUNSCH   CA   92008   PUD             Primary     Refinance            Standard        80.00   79.94  384,000
6553080869   PRESTON           CA   92620   PUD             Primary     Refinance            Standard        80.00   80.00  348,000
6554230471   SURILLO           CA   92037   Single Family   Primary     Refinance            Standard        78.85   78.78  757,000
6556936190   CORTEZ            CA   94555   Single Family   Primary     Cash-out Refinance   Rapid           66.66   66.66  300,000
6557181283   HOM               CA   90266   Condominimum    Primary     Purchase             Rapid           75.00   74.87  472,500
6559630055   IGNACIO           CA   95054   Single Family   Primary     Cash-out Refinance   Standard        75.00   74.88  345,000
6559741290   KEHOE             CA   94044   Single Family   Primary     Refinance            Rapid           69.05   68.99  328,000
6560718758   CHAPMAN           CA   92210   PUD             Primary     Refinance            Rapid           80.00   79.87  341,600
6570621638   MAHANI            CA   94708   Single Family   Primary     Cash-out Refinance   Rapid           70.00   69.94  525,000
6571601894   GORDANI           CA   95066   PUD             Primary     Purchase             Rapid           80.00   80.00  359,600
6576977000   HARVEY            CA   93012   PUD             Primary     Refinance            Standard        79.50   79.50  636,000
6578470913   AU                CA   90505   PUD             Primary     Purchase             Standard        79.98   79.83  377,500
6583331761   RAMIREZ           CA   93906   Single Family   Primary     Refinance            Standard        79.74   79.74  315,000
6588331774   MARTINEZ          CA   95678   PUD             Primary     Purchase             Standard        80.00   79.94  438,930
6591652661   CONOLLY           CA   95035   Single Family   Primary     Purchase             Rapid           66.88   66.88  404,000
6593804393   CARRILLO          CA   92886   Single Family   Primary     Purchase             Standard        88.88   88.80  400,000
6594298447   TRAN              CA   95148   Single Family   Primary     Cash-out Refinance   Rapid           66.27   66.22  342,000
6595019891   WILLIAMS          CA   94506   PUD             Primary     Cash-out Refinance   Rapid           60.18   60.08  285,902
6595978997   BLAALID           CA   92692   PUD             Primary     Purchase             Rapid           80.00   79.93  492,720
6611565521   NEVIS             CA   94506   PUD             Primary     Cash-out Refinance   Rapid           45.71   45.67  560,000
6618324708   DANIHEL           CA   90277   Single Family   Primary     Cash-out Refinance   Rapid           75.00   75.00  315,000
6620740180   CHUI              CA   94044   Single Family   Primary     Purchase             Rapid           80.00   79.93  400,000
6624065725   DUDUGJIAN         CA   95746   PUD             Primary     Refinance            Standard        55.55   55.51  550,000
6627553297   IKE               CA   90505   PUD             Primary     Purchase             Rapid           79.99   79.92  347,150
6631050587   LICHTMAN JR       CA   92620   PUD             Primary     Cash-out Refinance   Rapid           65.00   65.00  351,000
6631760003   JONES             CA   90274   Single Family   Primary     Refinance            Standard        74.96   74.90  476,000
6633353112   TOTH              CA   94087   Single Family   Primary     Refinance            Standard        42.63   42.54  405,000
6633546707   RALSTON           CA   94517   Single Family   Primary     Refinance            Rapid           69.88   69.82  297,000
6641477499   MARTINEZ          CA   95125   Single Family   Primary     Refinance            Standard        67.92   67.87  360,000
6642632506   POLSBY            CA   94708   Single Family   Primary     Cash-out Refinance   Standard        47.61   47.58  500,000
6642693466   STUDER            CA   92886   Single Family   Primary     Purchase             Rapid           80.00   80.00  372,000
6643152595   PISLE             CA   94705   Condominimum    Primary     Cash-out Refinance   Standard        70.00   70.00  420,000
6644493444   HULTGREN          CA   95023   Single Family   Primary     Purchase             Rapid           80.00   80.00  360,998
6665102650   SLOAN             CA   94552   PUD             Primary     Purchase             Rapid           80.00   79.83  316,000
6666393621   OVIEDO-RAINS      CA   94952   PUD             Primary     Purchase             Rapid           80.00   79.87  414,400
6667360736   ROMERO            CA   95148   Single Family   Primary     Cash-out Refinance   Rapid           80.00   79.93  328,000
6667979667   DUNNE             CA   95032   Single Family   Primary     Cash-out Refinance   Standard        45.73   45.66  590,000
6677995646   RASMUSSEN         CA   95076   Single Family   Primary     Cash-out Refinance   Rapid           66.66   66.61  400,000
6678604155   PAPERA            CA   94566   Single Family   Primary     Cash-out Refinance   Rapid           73.90   73.84  388,000
6680442040   DOERING           CA   90245   Single Family   Primary     Purchase             Rapid           79.88   79.88  415,000
6681144702   KASSO             CA   94022   Single Family   Primary     Refinance            Rapid           21.66   21.64  650,000
6687223450   RIEMANN           CA   92679   PUD             Primary     Cash-out Refinance   Rapid           69.93   69.46  570,000
6689619994   HENNESSEE         CA   91030   Single Family   Primary     Refinance            Rapid           67.96   67.58  350,000
6694309540   BONNING           CA   94952   Single Family   Primary     Cash-out Refinance   Rapid           58.11   58.11  469,000
6695011384   WURM              CA   95112   Single Family   Primary     Purchase             Rapid           80.00   79.93  342,400
6695688439   ALLEN             CA   92835   Single Family   Primary     Purchase             Rapid           57.37   57.33  381,000
6699337785   HUANG             CA   95070   Single Family   Primary     Cash-out Refinance   Standard        39.39   39.39  650,000
6699481161   MISKIN            CA   95404   Single Family   Primary     Cash-out Refinance   Rapid           75.00   74.93  356,250
6700288761   MISLANG           CA   95035   PUD             Primary     Cash-out Refinance   Rapid           75.00   75.00  375,000
6702096212   LAO               CA   94122   Single Family   Investor    Refinance            Rapid           64.74   64.74  382,000
6706360556   NASH              CA   92620   PUD             Primary     Cash-out Refinance   Rapid           68.45   68.45  345,700
6707155401   PUSCASIU          CA   94705   Single Family   Primary     Purchase             Rapid           80.00   79.93  650,000
6710249480   HAYTON            CA   95128   Single Family   Primary     Refinance            Rapid           51.82   51.74  298,000
6712622106   BUBAN             CA   92630   PUD             Primary     Refinance            Rapid           71.39   71.28  292,000
6715063803   GRAYSON           CA   94523   Single Family   Primary     Purchase             Rapid           80.00   79.87  372,000
6718186221   BUI               CA   95035   PUD             Primary     Cash-out Refinance   Rapid           64.06   64.06  410,000
6728492163   COBB              CA   92663   Condominimum    Primary     Refinance            Standard        42.85   42.79  390,000
6729211448   CERCOS III        CA   94952   Single Family   Primary     Cash-out Refinance   Standard        75.00   74.94  345,000
6731294309   VENKATA-NARAYAN   CA   95054   PUD             Primary     Refinance            Rapid           58.34   58.34  423,000
6735495373   HORLICK           CA   92630   PUD             Primary     Purchase             Standard        80.00   79.93  332,000
6737787215   HOLMES            CA   94549   Single Family   Primary     Purchase             Rapid           54.54   54.54  450,000
6741567462   MORISHITA         CA   95136   Single Family   Primary     Cash-out Refinance   Standard        70.00   69.94  441,000
6749572548   LIEBERMAN         CA   95126   Single Family   Primary     Cash-out Refinance   Standard        65.57   65.51  600,000
6750856301   DUKES             CA   94587   Single Family   Primary     Refinance            Standard        62.83   62.78  377,000
6755034862   OWENS             CA   94546   Single Family   Primary     Refinance            Standard        75.00   74.89  345,750
6755206262   RAGOGNETTI        CA   92629   PUD             Primary     Purchase             Rapid           59.59   59.59  295,000
6758121179   GREEN             CA   92130   PUD             Primary     Purchase             Rapid           69.70   69.65  550,000
6759819342   CALHOUN           CA   95125   Single Family   Primary     Purchase             Rapid           69.08   69.08  324,000
6776027812   GRAY JR           CA   94530   Single Family   Primary     Purchase             Rapid           80.00   79.87  477,600
6777531119   MEDIN             CA   94558   Single Family   Primary     Purchase             Standard        80.00   79.93  362,400
6778423217   HEINICKE          CA   91001   Single Family   Primary     Purchase             Rapid           80.00   79.93  336,000
6788814942   URAM              CA   95073   Single Family   Primary     Cash-out Refinance   Standard        67.69   67.58  350,000
6791862854   HEFLEY            CA   92029   Single Family   Primary     Refinance            Rapid           79.83   79.77  483,000
6793409647   RUDOLPH           CA   92064   Single Family   Primary     Purchase             Rapid           61.19   61.19  473,000
6799552580   RODDY             CA   92651   Single Family   Primary     Purchase             Standard        80.00   79.94  644,000
6800823517   MCPHAIL           CA   95746   PUD             Primary     Purchase             Rapid           75.16   75.04  555,500
6801705937   VILLA             CA   94587   Single Family   Primary     Purchase             Standard        59.48   59.43  494,000
6815631244   SCHAEFER          CA   94123   Condominimum    Primary     Purchase             Rapid           72.72   72.66  400,000
6817294181   SMITH             CA   94080   Single Family   Primary     Cash-out Refinance   Standard        75.00   75.00  333,750
6828543899   ROUSE             CA   93921   Single Family   Secondary   Refinance            Rapid           17.47   17.43  349,000
6832048869   FORMAN            CA   92009   PUD             Primary     Purchase             Standard        51.34   51.25  382,500
6837828752   SANTANA           CA   95126   Single Family   Primary     Cash-out Refinance   Standard        71.96   71.85  308,000
6838289749   GORDON            CA   94705   Single Family   Primary     Purchase             Rapid           80.00   80.00  375,200
6841796284   ALVIS             CA   95062   Single Family   Primary     Refinance            Standard        58.83   58.78  403,000
6849307324   DERKUM            CA   90277   Single Family   Primary     Purchase             Standard        80.00   79.93  368,000
6849901860   GOVINDARAJAN      CA   94555   Single Family   Primary     Cash-out Refinance   Rapid           74.94   74.89  371,000
6850891992   SCHAEFER          CA   94903   Single Family   Primary     Cash-out Refinance   Rapid           65.44   65.44  445,000
6861067665   GEYER             CA   94611   Single Family   Primary     Purchase             Rapid           55.81   55.65  379,000
6861323977   GAUMOND           CA   92625   Two Family      Primary     Cash-out Refinance   Standard        57.25   57.20  458,000
6866176248   LEON              CA   94509   Single Family   Primary     Purchase             Standard        74.11   74.05  519,020
6873152034   CARLEO            CA   90277   Single Family   Primary     Refinance            All Ready Home  58.33   58.33  583,300
6876826238   FULLER            CA   92886   PUD             Primary     Purchase             Rapid           70.83   70.77  425,000
6891124601   HENDERSON         CA   92660   Single Family   Primary     Cash-out Refinance   Standard        55.31   55.27  650,000
6893841491   MESA              CA   91362   Condominimum    Primary     Purchase             Rapid           80.00   79.93  372,000
6894233409   BASKIN            CA   92618   PUD             Primary     Cash-out Refinance                   77.50   77.38  325,500
6895018809   O'CONNELL         CA   94022   Single Family   Primary     Refinance            Rapid           29.90   29.88  314,000
6897304777   PIERCE            CA   90403   Condominimum    Primary     Purchase             Standard        80.00   80.00  375,200
6897503816   SHAW              CA   94131   Single Family   Primary     Refinance            Rapid           55.93   55.89  537,000
6898323768   SADEGHI           CA   92625   PUD             Primary     Refinance            Standard        40.71   40.71  570,000
6901390804   LEAVELL           CA   94952   Single Family   Primary     Cash-out Refinance   Standard        57.83   57.83  480,000
6902799938   MCCREADIE         CA   92677   PUD             Primary     Purchase             Standard        65.27   65.22  470,000
6908474767   WANG              CA   91765   Single Family   Primary     Refinance            Rapid           79.80   79.74  324,000
6912362883   BLOCK             CA   94708   Single Family   Primary     Cash-out Refinance   Rapid           51.52   51.52  371,000
6916804211   STACY             CA   91001   Single Family   Primary     Purchase             Standard        80.00   79.93  367,200
6918453389   SISMAN            CA   92677   PUD             Primary     Refinance            Standard        69.05   69.05  357,700
6918831402   HUNG              CA   94122   Single Family   Primary     Purchase             Standard        80.00   79.93  511,200
6921129984   MCKINNON          CA   90505   Single Family   Primary     Refinance            Rapid           74.06   74.01  382,200
6927064680   HASSETT           CA   94044   Single Family   Primary     Cash-out Refinance   Standard        63.72   63.72  325,000
6936341921   C0MBEL            CA   94566   Single Family   Primary     Refinance            Rapid           56.22   56.22  326,100
6936842480   STREETT           CA   94523   Single Family   Primary     Refinance            Rapid           77.00   76.94  539,000
6938319842   ROBLES            CA   91381   Single Family   Primary     Refinance            Standard        68.30   68.25  485,000
6941473149   SLASTEN           CA   95672   PUD             Primary     Purchase             Rapid           80.00   79.93  319,200
6945758651   LURSSEN           CA   94937   Single Family   Secondary   Refinance            Rapid           58.39   58.35  400,000
6946347496   JUNGE             CA   94611   Single Family   Primary     Purchase             Standard        75.00   74.94  513,750
6947308844   NGUYEN            CA   95035   Single Family   Primary     Cash-out Refinance   Rapid           60.71   60.61  340,000
6948916736   MITCHELL JR       CA   95003   Single Family   Primary     Cash-out Refinance   Rapid           34.57   34.54  325,000
6950386026   SALAZAR           CA   95050   Single Family   Primary     Purchase             Rapid           79.99   79.99  431,900
6956517145   MILLER            CA   94579   Condominimum    Primary     Purchase             Standard        80.00   79.93  320,000
6959747103   RAMALINGAM        CA   94538   Single Family   Primary     Purchase             Rapid           80.00   79.87  304,000
6965303099   LYONS JR          CA   92692   Single Family   Primary     Refinance            Rapid           71.77   71.71  323,000
6967007110   SIMON             CA   91505   Single Family   Primary     Purchase             Standard        80.00   79.81  716,000
6967448603   SMITH             CA   94501   Single Family   Primary     Purchase             Rapid           80.00   79.93  440,000
6971784779   GELFOND           CA   94122   Single Family   Primary     Purchase             Rapid           80.00   79.93  561,600
6972443789   RODRIGUEZ         CA   91770   Single Family   Primary     Purchase             Standard        95.00   94.87  322,050
6972814633   VANMETER          CA   92651   Single Family   Primary     Refinance            Standard        76.50   76.43  420,770
6976623733   VILLEGAS          CA   92679   PUD             Primary     Purchase             Rapid           60.00   60.00  315,000
6977191243   AHMADI            CA   92648   PUD             Primary     Purchase             Rapid           75.00   75.00  558,750
6979674287   ESHERICK          CA   94109   Condominimum    Primary     Purchase             Rapid           69.69   69.58  460,000
6984002573   HENSLEY           CA   95650   PUD             Primary     Cash-out Refinance   Rapid           51.97   51.77  395,000
6987544860   RAD               CA   92656   PUD             Primary     Refinance            Standard        67.01   66.94  325,000
6987689004   HAWKSLEY          CA   95073   Single Family   Primary     Purchase             Rapid           74.31   74.19  405,000
6988882293   BARDWELL          CA   94619   Single Family   Primary     Cash-out Refinance   Rapid           54.62   54.53  325,000
6994358031   ISHANANTO         CA   94536   PUD             Primary     Purchase             Rapid           80.00   79.86  312,000
6995542484   PHANSE            CA   94555   PUD             Primary     Refinance            Standard        80.00   79.94  500,000
6997592107   FESKO             CA   92660   PUD             Primary     Purchase             Rapid           80.00   80.00  373,600
6998093808   BROWN             CA   95032   Single Family   Primary     Refinance            All Ready Home  21.62   21.55  320,000
6998157173   CORNELL           CA   95060   PUD             Primary     Refinance            Standard        68.42   68.31  650,000


   LOAN       1ST PAY    MATURITY  ORIG  INTEREST  MONTHLY    CURRENT    REMAIN   SCHEDULED          APPRAISAL     SALES
  NUMBER        DATE       DATE    TERM     RATE     P&I      DUE DATE    TERM        PB      FICO     VALUE       PRICE
  ------        ----       ----    ----     ----     ---      --------    ----        --      ----     -----       -----
0029145687    20010701   20310601   360     07.37  3,005.82    20010801    359    434,868.85   752     544,500     544,023
0029341914    20010401   20310301   360     07.25  5,423.30    20010801    356    792,495.31   777   1,495,000           -
0029404217    20010401   20310301   360     07.75  3,008.93    20010701    356    418,802.75   751     525,000     525,000
0029529468    20010501   20310401   360     07.50  2,041.71    20010701    357    291,345.80   715     390,000           -
0029538162    20010501   20310401   360     07.37  2,540.65    20010801    357    367,005.10   737     460,000     459,865
0029540465    20010501   20310401   360     07.37  2,279.23    20010801    357    329,221.14   702     975,000           -
0029573102    20010601   20310501   360     07.25  2,321.11    20010801    358    339,717.53   765     426,000     425,359
0029573490    20010601   20310501   360     07.50  2,389.92    20010801    358    341,291.08   644     428,000     427,293
0029578234    20010501   20310401   360     07.37  2,477.65    20010801    357    357,904.05   758     449,000     448,411
0029593993    20010501   20310401   360     07.25  2,442.20    20010801    357    357,157.08   697     500,000           -
0029605169    20010601   20310501   360     07.25  3,384.28    20010701    358    495,323.64   738     620,500     620,170
0029606795    20001001   20300901   360     08.75  4,483.80    20010801    350    566,091.09   642     635,000     633,304
0029616984    20010601   20310501   360     07.50  4,195.29    20010801    358    599,106.64   690   1,250,000           -
0029622610    20010601   20310501   360     07.12  2,514.32    20010701    358    372,601.34   764     580,000           -
0029622636    20010601   20310501   360     07.12  2,587.08    20010801    358    383,171.02   792     493,000     480,000
0029625134    20010701   20310601   360     07.12  3,294.49    20010701    359    488,608.95   671     980,000           -
0029626553    20010701   20310601   360     07.37  2,235.72    20010801    359    323,188.69   645     479,000           -
0029628476    20010701   20310601   360     07.12  2,694.87    20010801    359    399,375.00   664     580,000           -
0029630068    20010501   20310401   360     07.25  2,291.43    20010701    357    335,109.13   790     419,900     419,900
0029642584    20010701   20310601   360     07.12  3,476.39    20010801    359    515,587.36   756     645,000     645,000
0029647690    20010601   20310501   360     07.25  2,728.71    20010801    358    399,374.03   782   1,000,000   1,000,000
0029650132    20010501   20310401   360     07.37  2,044.40    20010801    357    295,320.14   778     400,000           -
0029654142    20010501   20310401   360     07.12  2,664.56    20010801    357    394,545.51   626     730,000           -
0029660040    20010501   20310401   360     07.37  2,585.20    20010801    357    373,440.29   770     750,000     724,323
0029661576    20010501   20310401   360     07.25  3,158.48    20010801    357    461,566.29   706     580,000           -
0029673068    20010501   20310401   360     07.12  2,394.99    20010801    357    354,629.63   734     445,000     444,360
0029673522    20010501   20310401   360     07.37  2,599.71    20010701    357    375,535.45   780     470,500     470,500
0029688348    20010501   20310401   360     07.37  2,348.30    20010801    357    339,219.06   676     430,000           -
0029688371    20010501   20310401   360     07.12  2,499.50    20010801    357    370,104.64   725     470,000           -
0029688736    20010501   20310401   360     07.00  2,794.27    20010801    357    418,961.14   800     650,000     525,000
0029689064    20010501   20310401   360     06.75  3,165.16    20010801    357    486,696.74   699     610,000     610,000
0029689247    20010301   20310201   360     08.25  4,883.23    20010701    355    646,774.43   738   1,000,000   1,106,417
0029689312    20010501   20310401   360     07.75  2,836.99    20010801    357    394,663.91   765     495,000           -
0029689338    20010501   20310401   360     07.50  2,377.33    20010701    357    339,205.64   718     470,000           -
0029689379    20010501   20310401   360     07.12  3,718.93    20010801    357    550,667.83   672     690,000     690,000
0029689429    20010401   20310301   360     07.62  4,600.66    20010801    356    648,100.18   716   1,400,000           -
0029692043    20010601   20310501   360     07.37  3,038.98    20010701    358    439,328.32   794     975,000           -
0029695921    20010601   20310501   360     07.25  2,571.81    20010801    358    376,409.64   704     465,000           -
0029696069    20010601   20310501   360     07.75  4,193.52    20010801    358    584,521.07   655     732,000     731,713
0029700283    20010401   20310301   360     08.25  3,380.70    20010701    356    448,840.31   703     900,000           -
0029701810    20010601   20310501   360     07.25  3,397.24    20010801    358    397,801.01   740     698,000     698,000
0029701901    20010601   20310501   360     07.25  2,005.60    20010801    358    293,539.91   731     367,500     367,500
0029702016    20010601   20310501   360     07.37  3,751.75    20010801    358    542,370.80   750     679,000     679,000
0029706330    20010601   20310501   360     07.50  2,942.30    20010801    358    420,173.45   672     526,000     526,000
0029708369    20010601   20310501   360     07.37  2,430.49    20010801    358    351,362.81   670     440,000     439,900
0029708484    20010601   20310501   360     07.37  2,382.83    20010701    358    344,473.35   695     575,000           -
0029708690    20010601   20310501   360     07.50  2,796.86    20010701    358    399,404.43   724     500,000     500,000
0029709771    20010601   20310501   360     07.50  2,204.98    20010801    358    314,880.45   654     394,500     394,215
0029709813    20010601   20310501   360     07.25  2,876.06    20010701    358    420,940.23   764     527,000     527,000
0029730645    20010501   20310401   360     07.25  3,083.44    20010701    357    450,925.71   715     565,000           -
0029733557    20010601   20310501   360     07.37  4,333.98    20010701    358    626,542.12   720     784,500     784,405
0029733821    20010601   20310501   360     07.25  2,469.48    20010701    358    361,433.50   760     485,000           -
0029734019    20010601   20310501   360     07.37  2,624.57    20010801    358    377,007.63   782     475,000     475,000
0029734761    20010601   20310501   360     07.25  2,170.00    20010801    358    316,942.20   783     630,000           -
0029734969    20010601   20310501   360     07.25  3,390.41    20010801    358    496,222.25   745     625,000           -
0029736386    20010701   20310601   360     07.37  2,960.93    20010801    359    427,834.72   770     536,000     535,990
0029736394    20010601   20310501   360     07.37  3,936.16    20010801    358    569,030.04   766     712,500     712,382
0029754330    20010701   20310601   360     07.50  3,925.05    20010801    359    560,933.39   705     702,000     701,697
0099002982    20010501   20310401   360     07.00  2,761.01    20010801    357    413,973.50   782     640,000           -
0099008476    20010501   20310401   360     07.12  2,479.29    20010701    357    367,111.88   751     568,000     568,000
0099015596    20010601   20310501   360     07.12  2,737.99    20010801    358    405,748.09   733     508,500     508,046
0099017352    20010501   20310401   360     07.00  2,275.33    20010701    357    341,028.04   694     660,000           -
0099026262    20010501   20310401   360     07.00  2,256.71    20010801    357    338,292.58   758     425,000     424,045
0099028805    20010501   20310401   360     07.00  2,814.23    20010701    357    421,953.73   695     530,000           -
0099032096    20010701   20310601   360     07.37  2,762.70    20010701    359    399,695.63   745   1,050,000   1,050,000
0099033763    20010601   20310501   360     06.87  2,594.87    20010801    358    394,334.40   776     590,000           -
0099037053    20010601   20310501   360     07.00  2,065.76    20010801    358    309,989.50   773     550,000           -
0099037111    20010601   20310501   360     06.87  2,555.45    20010801    358    388,344.52   737     575,000           -
0099038036    20010601   20310501   360     07.25  2,455.83    20010701    358    359,435.82   741     610,000           -
0099042566    20010601   20310501   360     07.12  2,896.99    20010701    358    429,310.23   788     580,000     580,000
0099043812    20010601   20310501   360     07.25  2,710.97    20010701    358    396,778.11   697     500,000     496,770
0099045734    20010601   20310501   360     07.00  2,155.58    20010701    358    323,467.29   698     372,000           -
0099046534    20010701   20310601   360     07.00  3,892.02    20010801    359    584,520.48   680   1,200,000           -
0099047847    20010701   20310601   360     07.12  3,034.43    20010801    359    450,039.82   724     565,000     563,000
0099052250    20010601   20310501   360     07.50  2,123.86    20010701    358    303,297.74   702     405,000     405,000
0099055352    20010701   20310601   360     07.00  2,095.70    20010801    359    314,741.80   809     540,000           -
0099056442    20010701   20310601   360     07.12  3,815.94    20010801    359    565,947.06   769     709,000     708,020
0099059388    20010701   20310601   360     07.12  3,705.45    20010801    359    549,560.18   694     850,000           -
0099061913    20010701   20310601   360     06.87  2,502.90    20010701    359    380,679.91   716     615,000           -
6005385270    20010601   20310501   360     07.12  2,775.73    20010801    358    411,339.08   745     515,000     515,000
6006287400    20010701   20310601   360     06.87  2,082.47    20010701    359    316,733.68   730   1,275,000           -
6008677343    20010601   20310501   360     07.00  3,027.13    20010801    358    454,251.90   745     569,000     569,000
6011837413    20010601   20310501   360     07.62  2,831.18    20010801    358    399,419.14   603     535,000           -
6011892079    20010701   20310601   360     06.87  2,627.72    20010701    359    399,663.95   776     625,000           -
6025413193    20010601   20310501   360     06.75  3,087.33    20010801    358    475,178.04   726     930,000           -
6027473757    20010701   20310601   360     07.50  3,824.71    20010701    359    546,594.04   635     830,000           -
6036529334    20010701   20310601   360     06.87  2,338.67    20010701    359    355,700.91   670     445,000     445,000
6038057102    20010601   20310501   360     07.75  2,740.28    20010801    358    381,958.32   656     510,000           -
6045074785    20010601   20310501   360     07.37  2,597.73    20010801    358    375,539.85   779     560,000           -
6047628794    20010601   20310501   360     07.00  2,351.85    20010801    358    352,918.77   768     525,000           -
6050210878    20010701   20310601   360     06.75  4,053.74    20010701    359    624,461.89   686     900,000           -
6053924640    20010701   20310601   360     07.25  2,504.96    20010801    359    366,913.54   602     459,000     459,000
6057778786    20010701   20310601   360     07.37  2,237.79    20010701    359    323,753.46   740     406,000     405,000
6063149030    20010601   20310501   360     06.75  2,010.66    20010801    358    309,464.68   679     520,000           -
6064740456    20010601   20310501   360     07.50  2,796.86    20010701    358    399,404.43   738     545,000           -
6065754316    20010601   20310501   360     07.87  3,958.88    20010701    358    545,246.03   676     780,000           -
6072420083    20010701   20310601   360     07.50  3,048.58    20010701    359    435,676.42   773     810,000           -
6074991933    20010601   20310501   360     07.12  2,108.74    20010801    358    312,497.91   779     625,000     615,000
6079659931    20010701   20310601   360     07.00  2,661.22    20010801    359    399,672.11   737     540,000           -
6084098026    20010701   20310601   360     07.75  3,500.85    20010801    359    488,318.10   737     611,000     610,829
6089514415    20010601   20310501   360     07.00  2,698.47    20010801    358    404,633.13   747     507,000     507,000
6091751427    20010701   20310601   360     07.25  2,592.27    20010701    359    379,703.56   758     745,000           -
6096599201    20010701   20310601   360     07.75  2,149.24    20010801    359    299,788.26   711     440,000           -
6099920784    20010601   20310501   360     07.62  2,654.23    20010701    358    374,455.44   658     510,000           -
6111324841    20010701   20310601   360     07.12  2,863.31    20010701    359    424,660.13   741     570,000           -
6112112807    20010701   20310601   360     07.25  2,073.82    20010701    359    303,762.85   728     485,000           -
6114370668    20010701   20310601   360     07.12  3,132.80    20010701    359    464,628.14   722     850,000           -
6136216386    20010601   20310501   360     07.12  2,674.67    20010801    358    396,363.15   717     605,000           -
6151469381    20010701   20310601   360     07.00  3,986.50    20010701    359    598,708.83   728     749,000     749,000
6154718792    20010601   20310501   360     07.00  2,528.15    20010801    358    379,375.22   710     475,000     475,000
6156273366    20010701   20310601   360     07.12  2,943.48    20010801    359    436,550.61   684     625,000           -
6157699429    20010601   20310501   360     07.00  4,324.47    20010701    358    648,931.29   788     950,000           -
6157768307    20010701   20310601   360     07.50  4,251.23    20010701    359    607,548.77   681     760,000     760,000
6161373250    20010701   20310601   360     07.25  2,609.33    20010801    359    382,201.61   769     510,000           -
6166877263    20010601   20310501   360     07.62  5,340.70    20010801    358    753,459.27   755   1,450,000           -
6175982260    20010701   20310601   360     06.75  3,119.76    20010701    359    480,585.87   808     622,000     615,000
6180417666    20010601   20310501   360     07.37  2,679.82    20010701    358    387,407.71   637     500,000           -
6181184331    20010601   20310501   360     07.00  2,123.65    20010801    358    318,675.17   735     400,000     399,000
6183874624    20010601   20310501   360     07.00  2,847.50    20010801    358    427,296.29   758     535,000     535,000
6184823505    20010701   20310601   360     06.87  2,020.06    20010801    359    307,241.66   722     410,000           -
6185639058    20010601   20310501   360     07.37  2,177.01    20010701    358    314,718.84   648     394,000     394,000
6187548323    20010601   20310501   360     07.25  3,083.44    20010701    358    451,292.65   727     565,000     565,000
6189898973    20010701   20310601   360     07.37  2,417.37    20010801    359    349,733.67   721     490,000           -
6198418060    20010701   20310601   360     07.37  2,557.16    20010801    359    369,958.27   773     416,000     416,000
6208018124    20010701   20310601   360     07.00  2,528.15    20010801    359    379,688.52   655     554,500           -
6208544343    20010201   20310101   360     08.12  2,494.20    20010701    354    334,335.90   694     419,000     419,900
6210105927    20010701   20310601   360     07.00  2,421.71    20010801    359    363,701.62   804     455,000           -
6210559495    20010601   20310501   360     07.00  2,395.09    20010801    358    359,408.10   732     546,500           -
6217289377    20010701   20310601   360     07.87  2,789.71    20010701    359    384,485.21   775     427,500     427,500
6231812204    20010601   20310501   360     07.00  2,315.26    20010801    358    347,427.82   778     435,000     435,000
6233874467    20010601   20310501   360     07.37  2,790.33    20010701    358    403,383.29   667     925,000           -
6237072365    20010701   20310601   360     07.12  2,506.24    20010801    359    371,702.51   677     465,000           -
6240639630    20010701   20310601   360     07.37  3,384.31    20010701    359    489,627.15   777     700,000           -
6241741641    20010701   20310601   360     07.37  4,040.45    20010701    359    584,554.86   790     785,000     785,000
6244992787    20010701   20310601   360     07.00  2,375.13    20010701    359    356,707.37   631     460,000           -
6250529267    20010801   20310701   360     07.12  2,748.78    20010801    360    408,000.00   662     510,000     510,000
6252114340    20010701   20310601   360     07.00  2,195.50    20010801    359    329,729.50   744     545,000           -
6264197564    20010701   20310601   360     07.37  3,177.11    20010801    359    459,649.97   779     582,000           -
6267872072    20010701   20310601   360     07.00  2,448.32    20010701    359    367,698.35   721     460,000     460,000
6269513344    20010801   20310701   360     07.25  2,019.25    20010801    360    296,000.00   754     370,000     370,000
6279953530    20010701   20310601   360     07.25  2,319.40    20010801    359    339,734.77   664     425,000     425,000
6285901598    20010701   20310601   360     07.62  3,197.68    20010701    359    451,453.01   694   1,050,000           -
6294731895    20010801   20310701   360     07.62  3,170.92    20010801    360    448,000.00   711     560,000           -
6305625631    20010701   20310601   360     06.75  2,691.69    20010701    359    414,642.69   782     650,000           -
6305754308    20010701   20310601   360     07.12  2,155.90    20010701    359    319,744.10   704     605,000           -
6306157659    20010601   20310501   360     07.25  2,442.20    20010701    358    357,439.75   647     500,000           -
6309290440    20010701   20310601   360     07.00  2,168.89    20010701    359    325,732.78   795     625,000           -
6311191552    20010601   20310501   360     07.12  2,358.02    20010801    358    349,438.55   781     660,000           -
6312162636    20010701   20310601   360     07.25  2,380.80    20010801    359    348,727.74   713     450,000     449,888
6313321256    20010701   20310601   360     07.62  2,477.28    20010701    359    349,746.68   623     550,000           -
6315817830    20010601   20310501   360     07.25  2,046.53    20010801    358    299,423.26   792     410,000           -
6322701084    20010701   20310601   360     07.25  4,434.15    20010801    359    649,492.93   757   1,200,000           -
6326582852    20010701   20310601   360     07.50  3,495.80    20010701    359    499,588.95   694     630,000     624,950
6327792716    20010701   20310601   360     07.00  1,929.38    20010701    359    289,762.29   774     460,000           -
6335737828    20010601   20310501   360     07.12  3,961.47    20010701    358    587,056.77   739     735,000     735,000
6342371389    20010801   20310701   360     07.62  2,151.70    20010801    360    304,000.00   746     380,000     380,000
6351371403    20010701   20310601   360     07.50  6,852.31    20010701    359    979,272.69   784   1,525,000           -
6358442926    20010601   20310501   360     07.12  2,896.99    20010701    358    429,310.23   740     550,000           -
6365607453    20010801   20310701   360     07.12  2,053.50    20010801    360    304,800.00   777     381,000     381,000
6365713020    20010701   20310601   360     07.00  2,767.66    20010701    359    415,659.01   696     520,000           -
6369100380    20010701   20310601   360     07.12  3,530.29    20010701    359    523,580.96   772     835,000           -
6371710994    20010701   20310601   360     07.12  4,378.50    20010701    359    649,380.28   717   1,400,000           -
6378634981    20010701   20310601   360     07.25  2,203.43    20010701    359    322,748.03   753     575,000           -
6392976640    20010701   20310601   360     07.00  2,115.67    20010701    359    317,739.33   778     455,000           -
6403008896    20010601   20310501   360     07.37  2,762.71    20010801    358    399,389.37   661     630,000           -
6408142922    20010701   20310601   360     07.62  3,765.47    20010801    359    531,614.95   639     665,000     665,000
6418343940    20010701   20310601   360     07.00  6,653.03    20010701    359    999,180.30   721   1,725,000   1,725,000
6420927268    20010701   20310601   360     07.12  2,445.60    20010801    359    362,709.71   681     455,000           -
6429173666    20010701   20310601   360     07.12  2,627.51    20010801    359    387,198.64   732     655,000           -
6432332010    20010801   20310701   360     07.00  3,965.21    20010801    360    596,000.00   657     745,000           -
6435362998    20010701   20310601   360     07.75  2,299.69    20010701    359    320,773.44   797     420,000           -
6435647653    20010701   20310601   360     07.25  3,751.97    20010801    359    549,570.95   774     800,000           -
6437223396    20010801   20310701   360     07.62  3,142.61    20010801    360    444,000.00   695     556,000     555,114
6439955649    20010601   20310501   360     07.50  2,496.20    20010801    358    356,468.44   794     950,000           -
6439985257    20010701   20310601   360     06.87  2,233.56    20010701    359    339,714.36   705     675,000           -
6440747712    20010601   20310501   360     07.00  3,949.24    20010701    358    592,624.02   667     742,000     742,000
6446902956    20010601   20310501   360     07.00  4,324.47    20010801    358    648,931.29   698     840,000     839,500
6450534752    20010701   20310601   360     07.50  2,712.96    20010701    359    387,712.04   794     650,000           -
6459335540    20010701   20310601   360     07.50  2,936.71    20010701    359    419,688.29   748     560,000     560,000
6464645081    20010601   20310501   360     07.50  2,125.62    20010801    358    303,547.35   641     380,000           -
6467118599    20010701   20310601   360     07.12  2,088.53    20010801    359    309,752.09   759     450,000           -
6472358388    20010701   20310601   360     07.25  3,751.97    20010701    359    549,570.95   687   1,200,000           -
6475789670    20010701   20310601   360     07.12  3,390.16    20010801    359    502,797.59   759     629,000     629,000
6476527616    20010801   20310701   360     07.87  2,044.70    20010801    360    282,000.00   659     450,000           -
6477853714    20010701   20310601   360     07.12  2,054.85    20010801    359    304,756.09   734     402,000           -
6479844265    20010701   20310601   360     06.87  1,905.10    20010801    359    289,756.36   754     327,500           -
6484271801    20010701   20310601   360     07.25  2,996.12    20010801    359    438,857.38   816     549,000     549,000
6488033579    20010601   20310501   360     07.25  6,821.77    20010701    358    998,435.08   711   1,475,000   1,475,000
6498044723    20010601   20310501   360     07.37  5,680.62    20010701    358    821,197.98   744   1,180,000           -
6501899618    20010701   20310601   360     07.25  2,237.54    20010701    359    327,744.13   659     540,000           -
6502959080    20010601   20310501   360     07.25  2,421.73    20010701    358    354,444.45   709     535,000           -
6503474550    20010601   20310501   360     07.25  4,093.06    20010701    358    599,061.05   799     750,000     750,000
6511184522    20010701   20310601   360     07.00  2,361.83    20010801    359    354,070.83   799     900,000           -
6514025987    20010701   20310601   360     07.00  4,324.47    20010801    359    649,467.20   722   1,040,000           -
6514185237    20010601   20310501   360     07.50  2,006.75    20010701    358    286,572.67   696     425,000           -
6516651772    20010701   20310601   360     07.25  2,783.28    20010701    359    407,681.72   710     570,000           -
6520038354    20010701   20310601   360     07.12  4,379.18    20010801    359    649,480.20   778   1,450,000   1,450,000
6522870226    20010801   20310701   360     07.25  3,306.85    20010801    360    484,750.00   760     692,500           -
6524157184    20010601   20310501   360     07.62  2,774.56    20010801    358    391,430.74   784     490,000     490,000
6525711120    20010701   20310601   360     07.50  3,076.55    20010801    359    439,673.45   777     550,000     550,000
6527847823    20010701   20310601   360     07.25  3,922.52    20010801    359    574,551.44   744     750,000     750,000
6529268333    20010701   20310601   360     07.00  2,993.87    20010701    359    449,631.13   726     575,000     575,000
6531035993    20010701   20310601   360     07.25  2,483.13    20010701    359    363,716.04   731     455,000     455,000
6536948380    20010701   20310601   360     07.62  2,123.39    20010801    359    299,782.86   631     375,000     375,000
6541157431    20010601   20310501   360     06.75  2,302.53    20010801    358    354,386.98   770     540,000           -
6543504382    20010701   20310601   360     06.87  2,102.18    20010701    359    319,731.15   724     400,000     400,000
6544660696    20010601   20310501   360     07.25  2,694.60    20010701    358    388,746.90   686     590,000           -
6552357961    20010601   20310501   360     07.50  2,684.99    20010701    358    383,428.24   718     480,000           -
6553080869    20010701   20310601   360     07.12  2,344.55    20010701    359    347,721.70   679     435,000           -
6554230471    20010701   20310601   360     07.00  5,036.34    20010801    359    756,379.49   742     960,000           -
6556936190    20010701   20310601   360     07.12  2,021.16    20010701    359    299,760.09   724     450,000           -
6557181283    20010601   20310501   360     07.12  3,183.32    20010801    358    471,742.06   723     630,000     630,000
6559630055    20010601   20310501   360     07.25  2,353.51    20010801    358    344,460.11   674     460,000           -
6559741290    20010701   20310601   360     07.00  2,182.20    20010801    359    327,731.13   798     475,000           -
6560718758    20010601   20310501   360     07.12  2,301.43    20010801    358    341,052.02   700     427,000           -
6570621638    20010601   20310501   360     06.87  3,448.88    20010701    358    524,115.34   705     750,000           -
6571601894    20010701   20310601   360     06.87  2,362.32    20010701    359    359,297.89   762     450,000     449,500
6576977000    20010701   20310601   360     07.25  4,338.65    20010701    359    635,503.85   647     800,000           -
6578470913    20010601   20310501   360     07.12  2,543.29    20010801    358    376,780.69   678     472,000     471,935
6583331761    20010801   20310701   360     07.50  2,202.53    20010801    360    315,000.00   653     395,000           -
6588331774    20010601   20310501   360     07.50  3,069.07    20010701    358    438,276.45   600     549,000     548,662
6591652661    20010801   20310701   360     06.87  2,654.00    20010801    360    404,000.00   755     604,000     604,000
6593804393    20010701   20310601   360     07.37  2,762.71    20010801    359    399,623.46   693     450,000     450,000
6594298447    20010601   20310501   360     07.37  2,362.11    20010701    358    341,477.93   722     516,000           -
6595019891    20010601   20310501   360     06.75  1,854.36    20010801    358    285,408.29   726     475,000           -
6595978997    20010701   20310601   360     07.25  3,361.22    20010801    359    492,335.63   793     616,000     615,900
6611565521    20010601   20310501   360     07.00  3,725.70    20010701    358    559,079.26   760   1,225,000           -
6618324708    20010701   20310601   360     07.37  2,175.63    20010701    359    314,760.31   779     420,000           -
6620740180    20010701   20310601   360     07.25  2,728.71    20010801    359    399,687.96   762     500,000     500,000
6624065725    20010601   20310501   360     07.37  3,798.72    20010701    358    549,160.41   645     990,000           -
6627553297    20010701   20310601   360     07.12  2,338.82    20010801    359    346,872.38   810     434,000     433,990
6631050587    20010701   20310601   360     07.25  2,394.44    20010701    359    350,726.19   677     540,000           -
6631760003    20010701   20310601   360     07.12  3,206.91    20010801    359    475,619.34   645     635,000           -
6633353112    20010601   20310501   360     07.37  2,797.24    20010801    358    404,181.75   801     950,000           -
6633546707    20010601   20310501   360     06.87  1,951.08    20010701    358    296,499.53   771     425,000           -
6641477499    20010601   20310501   360     07.50  2,517.18    20010701    358    359,463.97   649     530,000           -
6642632506    20010701   20310601   360     07.25  3,410.89    20010801    359    499,609.94   786   1,050,000           -
6642693466    20010801   20310701   360     07.37  2,569.32    20010801    360    372,000.00   742     465,000     465,000
6643152595    20010701   20310601   360     07.25  2,865.15    20010701    359    419,672.35   738     600,000           -
6644493444    20010701   20310601   360     07.87  2,617.49    20010701    359    360,749.56   707     451,500     451,247
6665102650    20010601   20310501   360     07.25  2,155.68    20010701    358    315,103.07   795     395,000     395,000
6666393621    20010601   20310501   360     07.25  2,826.94    20010801    358    413,751.50   725     518,000     518,000
6667360736    20010601   20310501   360     07.00  2,182.20    20010701    358    327,460.69   719     410,000           -
6667979667    20010601   20310501   360     07.25  4,024.85    20010801    358    589,076.68   682   1,290,000           -
6677995646    20010601   20310501   360     07.12  2,694.88    20010701    358    399,358.34   762     600,000           -
6678604155    20010701   20310601   360     07.37  2,679.82    20010801    359    387,704.76   797     525,000           -
6680442040    20010701   20310601   360     07.12  2,795.94    20010701    359    414,668.12   748     520,000     519,500
6681144702    20010601   20310501   360     07.00  4,324.47    20010701    358    648,931.29   788   3,000,000           -
6687223450    20010801   20310701   360     07.25  3,888.41    20010801    360    566,111.59   752     815,000           -
6689619994    20010701   20310601   360     07.00  2,328.56    20010901    359    349,041.67   803     515,000           -
6694309540    20010801   20310701   360     07.25  3,199.41    20010801    360    469,000.00   786     807,000           -
6695011384    20010701   20310601   360     07.25  2,335.78    20010801    359    342,132.89   741     429,000     428,000
6695688439    20010601   20310501   360     07.00  2,534.81    20010701    358    380,373.56   761     664,000     664,000
6699337785    20010701   20310601   360     07.37  4,489.39    20010701    359    649,505.40   683   1,650,000           -
6699481161    20010701   20310601   360     07.00  2,370.15    20010801    359    355,957.98   765     475,000           -
6700288761    20010701   20310601   360     07.25  2,558.17    20010701    359    374,707.46   742     500,000           -
6702096212    20010701   20310601   360     07.00  2,541.46    20010701    359    381,686.87   773     590,000           -
6706360556    20010701   20310601   360     07.25  2,358.29    20010701    359    345,430.31   739     505,000           -
6707155401    20010601   20310501   360     07.00  4,324.47    20010701    358    648,931.06   712     816,000     812,500
6710249480    20010601   20310501   360     07.00  1,982.61    20010801    358    297,510.02   791     575,000           -
6712622106    20010601   20310501   360     07.25  1,991.96    20010801    358    291,543.04   722     409,000           -
6715063803    20010601   20310501   360     07.12  2,506.24    20010801    358    371,403.25   750     465,000     465,000
6718186221    20010701   20310601   360     06.87  2,693.41    20010701    359    409,655.55   715     640,000           -
6728492163    20010601   20310501   360     07.25  2,660.49    20010801    358    389,389.68   802     910,000           -
6729211448    20010701   20310601   360     07.25  2,353.51    20010801    359    344,730.87   774     460,000           -
6731294309    20010701   20210601   240     06.87  3,247.86    20010701    239    422,175.58   768     725,000           -
6735495373    20010701   20310601   360     06.75  2,153.35    20010801    359    331,714.15   697     415,000     415,000
6737787215    20010701   20310601   360     07.75  3,223.86    20010701    359    449,682.39   775     850,000     825,000
6741567462    20010701   20310601   360     07.00  2,933.99    20010801    359    440,638.51   788     630,000           -
6749572548    20010701   20310601   360     06.87  3,941.58    20010801    359    599,495.92   666     915,000           -
6750856301    20010601   20310501   360     07.50  2,636.04    20010701    358    376,438.67   646     600,000           -
6755034862    20010601   20310501   360     07.62  2,447.20    20010801    358    345,247.91   622     461,000           -
6755206262    20010701   20310601   360     07.25  2,012.43    20010701    359    294,769.86   787     496,000     495,000
6758121179    20010601   20310501   360     07.00  3,659.17    20010701    358    549,095.69   773     800,000     788,990
6759819342    20010701   20310601   360     07.25  2,210.26    20010701    359    323,747.24   714     469,000     469,000
6776027812    20010601   20310501   360     07.37  3,298.67    20010801    358    476,870.93   787     597,000     597,000
6777531119    20010601   20310501   360     07.12  2,441.56    20010701    358    361,818.66   669     460,000     453,000
6778423217    20010701   20310601   360     07.12  2,263.70    20010801    359    335,731.30   755     420,000     420,000
6788814942    20010601   20310501   360     07.00  2,328.56    20010801    358    349,424.54   774     517,000           -
6791862854    20010601   20310501   360     07.25  3,294.92    20010701    358    482,244.14   740     605,000           -
6793409647    20010701   20310601   360     07.00  3,146.89    20010701    359    472,612.28   713     773,000     773,000
6799552580    20010701   20310601   360     07.75  4,613.70    20010801    359    643,545.47   729     805,000     805,000
6800823517    20010601   20310501   360     07.00  3,695.76    20010801    358    554,586.66   771     739,000     739,000
6801705937    20010601   20310501   360     07.50  3,454.12    20010701    358    493,264.47   751     845,000     830,492
6815631244    20010601   20310501   360     07.00  2,661.22    20010701    358    399,342.31   748     550,000     550,000
6817294181    20010701   20310601   360     06.87  2,192.50    20010701    359    333,469.61   680     445,000           -
6828543899    20010601   20310501   360     07.50  2,440.26    20010801    358    348,228.80   779   1,997,000           -
6832048869    20010601   20310501   360     07.12  2,576.98    20010801    358    381,886.41   709     750,000     745,000
6837828752    20010701   20310601   360     07.25  2,101.11    20010801    359    307,559.72   632     428,000           -
6838289749    20010701   20310601   360     07.12  2,527.80    20010701    359    374,899.95   740     469,000     469,000
6841796284    20010701   20310601   360     07.25  2,749.18    20010801    359    402,685.61   683     685,000           -
6849307324    20010701   20310601   360     07.25  2,510.41    20010801    359    367,712.92   687     460,000     460,000
6849901860    20010701   20310601   360     07.25  2,530.88    20010801    359    370,710.58   731     495,000           -
6850891992    20010701   20310601   360     07.50  3,111.51    20010701    359    444,669.74   788     680,000           -
6861067665    20010601   20310501   360     07.25  2,585.45    20010801    358    378,406.90   797     700,000     679,000
6861323977    20010701   20310601   360     07.00  3,047.09    20010801    359    457,624.58   666     800,000           -
6866176248    20010701   20310601   360     07.00  3,453.06    20010801    359    518,594.56   691     701,000     700,286
6873152034    20010701   20310601   360     07.37  4,028.71    20010701    359    582,856.16   756   1,000,000           -
6876826238    20010701   20310601   360     06.87  2,791.95    20010801    359    424,642.95   775     600,000     600,000
6891124601    20010601   20310501   360     07.25  4,434.15    20010701    358    648,982.80   698   1,175,000           -
6893841491    20010601   20310501   360     07.25  2,537.70    20010701    358    371,417.85   760     465,000     465,000
6894233409    20010501   20310401   360     07.50  2,275.95    20010701    357    324,770.75   679     420,000           -
6895018809    20010701   20310601   360     07.00  2,089.05    20010801    359    313,742.62   798   1,050,000           -
6897304777    20010701   20310601   360     07.50  2,623.46    20010701    359    374,921.54   760     470,000     469,000
6897503816    20010701   20310601   360     07.25  3,663.29    20010801    359    536,581.09   762     960,000           -
6898323768    20010701   20310601   360     07.00  3,792.23    20010701    359    569,532.77   676   1,400,000           -
6901390804    20010701   20310601   360     06.75  3,113.28    20010701    359    479,586.72   808     830,000           -
6902799938    20010701   20310601   360     07.00  3,126.93    20010801    359    469,614.74   677     720,000     720,000
6908474767    20010601   20310501   360     07.25  2,210.26    20010701    358    323,492.95   739     406,000           -
6912362883    20010701   20310601   360     07.25  2,530.88    20010701    359    370,710.58   773     720,000           -
6916804211    20010601   20310501   360     07.12  2,473.90    20010701    358    366,610.96   685     459,000     459,000
6918453389    20010701   20310601   360     06.87  2,349.84    20010701    359    357,399.48   785     518,000           -
6918831402    20010701   20310601   360     07.00  3,401.03    20010801    359    510,780.97   794     639,000     639,000
6921129984    20010701   20310601   360     07.50  2,672.40    20010801    359    381,916.35   712     516,000           -
6927064680    20010701   20310601   360     07.37  2,244.70    20010701    359    324,752.70   604     510,000           -
6936341921    20010701   20310601   360     07.50  2,280.14    20010701    359    325,857.99   722     580,000           -
6936842480    20010601   20310501   360     07.50  3,768.77    20010701    358    538,197.46   738     700,000           -
6938319842    20010601   20310501   360     07.00  3,226.72    20010701    358    484,202.58   662     710,000           -
6941473149    20010601   20310501   360     07.37  2,204.64    20010701    358    318,712.73   725     400,000     399,000
6945758651    20010601   20310501   360     07.50  2,796.86    20010701    358    399,404.43   770     685,000           -
6946347496    20010701   20310601   360     07.62  3,636.30    20010801    359    513,378.15   771     685,000     685,000
6947308844    20010601   20310501   360     06.87  2,233.56    20010801    358    339,427.08   703     560,000           -
6948916736    20010601   20310501   360     07.50  2,272.45    20010701    358    324,516.09   733     940,000           -
6950386026    20010701   20310601   360     07.62  3,056.97    20010701    359    431,587.39   744     540,000     539,900
6956517145    20010701   20310601   360     07.12  2,155.90    20010801    359    319,744.00   744     400,000     400,000
6959747103    20010601   20310501   360     07.12  2,048.11    20010801    358    303,512.34   765     380,000     380,000
6965303099    20010701   20310601   360     07.00  2,148.93    20010801    359    322,735.24   731     450,000           -
6967007110    20010501   20310401   360     07.25  4,884.39    20010801    357    714,314.18   763     895,000     895,000
6967448603    20010601   20310501   360     07.37  3,038.98    20010701    358    439,328.32   774     550,000     550,000
6971784779    20010701   20310601   360     07.00  3,736.34    20010801    359    561,139.66   788     702,000     702,000
6972443789    20010601   20310501   360     08.25  2,419.46    20010801    358    321,637.85   725     339,000     339,000
6972814633    20010701   20310601   360     06.62  2,694.24    20010801    359    420,398.76   656     550,000           -
6976623733    20010701   20310601   360     07.00  2,095.71    20010701    359    314,741.79   813     552,000     525,000
6977191243    20010701   20310601   360     07.50  3,906.87    20010701    359    558,335.32   807     745,000     745,000
6979674287    20010601   20310501   360     07.25  3,138.02    20010801    358    459,280.13   783     660,000     660,000
6984002573    20010501   20310401   360     07.12  2,661.19    20010801    357    393,527.82   798     760,000           -
6987544860    20010701   20310601   360     07.00  2,162.24    20010801    359    324,695.83   610     485,000           -
6987689004    20010501   20310401   360     07.25  2,762.82    20010701    357    404,046.44   782     547,000     545,000
6988882293    20010601   20310501   360     07.12  2,189.59    20010801    358    324,478.65   718     595,000           -
6994358031    20010601   20310501   360     07.37  2,154.91    20010801    358    311,523.72   740     390,000     390,000
6995542484    20010601   20310501   360     07.50  3,496.08    20010701    358    499,255.52   696     625,000           -
6997592107    20010701   20310601   360     07.25  2,548.62    20010701    359    373,308.55   775     470,000     467,000
6998093808    20010601   20310501   360     07.50  2,237.49    20010901    358    319,324.78   702   1,480,000           -
6998157173    20010601   20310501   360     07.50  4,544.90    20010801    358    649,032.19   681     950,000           -

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated July 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

        1.     Mortgage Paid in Full
-----
        2.     Foreclosure
-----
        3.     Substitution
-----
        4.     Other Liquidation
-----
        5.     Nonliquidation                        Reason:
-----                                                       --------------------
                              By:
                                  ----------------------------------------------
                                     (authorized signer of Bank of America
                                     Mortgage Securities, Inc.)


                              Issuer:
                                     -------------------------------------------
                              Address:
                                      ------------------------------------------


                              Date:
                                   ---------------------------------------------

Custodian
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature      Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian      Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated July 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [               ],
                                ---------------
                              By:
                                   ---------------------------------------------
                              Name:
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-8, Class ___, having an initial aggregate Certificate Balance as of July 24, 2001 of $-----------

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                              Very truly yours,

                              --------------------------------------------------
                              (Transferor)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-8, Class ___, having an initial aggregate Certificate Balance as of July 24, 2001 of $---------]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                              Very truly yours,

                              --------------------------------------------------
                              (Transferor)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                               -------------------------------------------------
                              (Nominee)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

      ____    ____        Will the Transferee be purchasing the Transferred
      Yes     No          Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                              --------------------------------------------------
                              Print Name of Transferee

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------


--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

      ____    ____         Will the Transferee be purchasing the Transferred
      Yes     No           Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                              -------------------------------------------------
                              Print Name of Transferee or Adviser

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              IF AN ADVISER:

                              --------------------------------------------------
                              Print Name of Transferee

                              By:
                                 -----------------------------------------------
                              Date:
                                   ---------------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-8, Class ___, having an initial aggregate Certificate Principal Balance as of July 24, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                              Very truly yours,

                              --------------------------------------------------
                              (Transferee)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                              --------------------------------------------------
                              (Nominee)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-8, Class ___, having an initial aggregate Certificate Principal Balance as of July 24, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                              Very truly yours,

                               -------------------------------------------------
                              (Transferee)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-8

STATE OF                   )
                           )  ss:
COUNTY OF                  )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R or Class 1-A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated July 24, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is
________________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                              Print Name of Transferee

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____


                                        ------------------------------------
                                                   NOTARY PUBLIC

                                        My Commission expires the ____ day of

                                        --------------, ----

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

             Bank of America, N.A.
             201 North Tryon Street
             Charlotte, North Carolina  28255
             Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

             -----------------------


      (c) in the case of the Purchaser:

             -----------------------


      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        Bank of America, N.A.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Loss Mitigation Advisor
                                        -------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                        Purchaser

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                    EXHIBIT M

                    PAC GROUP SCHEDULE AND TAC GROUP SCHEDULE


PAYMENT DATE                                    PAC GROUP         TAC GROUP
------------                                    ---------         ---------
Initial Balance............................. $82,937,000.00    $58,917,000.00
August 25, 2001.............................  82,937,000.00     58,512,796.21
September 25, 2001..........................  82,937,000.00     58,020,723.15
October 25, 2001............................  82,937,000.00     57,440,982.86
November 25, 2001...........................  82,937,000.00     56,773,860.21
December 25, 2001...........................  82,937,000.00     56,019,752.00
January 25, 2002............................  82,440,575.20     55,675,591.96
February 25, 2002...........................  81,900,752.20     55,288,974.36
March 25, 2002..............................  81,317,764.96     54,860,397.74
April 25, 2002..............................  80,691,875.46     54,390,443.62
May 25, 2002................................  80,023,373.57     53,879,775.81
June 25, 2002...............................  79,312,576.86     53,329,139.54
July 25, 2002...............................  78,559,830.36     52,739,360.35
August 25, 2002.............................  77,765,506.33     52,111,342.78
September 25, 2002..........................  76,930,004.00     51,446,068.86
October 25, 2002............................  76,053,749.24     50,744,596.37
November 25, 2002...........................  75,137,194.23     50,008,056.97
December 25, 2002...........................  74,180,817.11     49,237,654.02
January 25, 2003............................  73,185,121.57     48,434,660.31
February 25, 2003...........................  72,150,636.43     47,600,415.51
March 25, 2003..............................  71,077,915.22     46,736,323.54
April 25, 2003..............................  69,967,535.67     45,843,849.69
May 25, 2003................................  68,820,099.20     44,924,517.56
June 25, 2003...............................  67,636,230.43     43,979,905.88
July 25, 2003...............................  66,416,576.61     43,011,645.18
August 25, 2003.............................  65,161,807.02     42,021,414.26
September 25, 2003..........................  63,872,612.37     41,010,936.57
October 25, 2003............................  62,549,704.22     39,981,976.47
November 25, 2003...........................  61,193,814.25     38,936,335.31
December 25, 2003...........................  59,835,871.03     37,904,511.85
January 25, 2004............................  58,486,891.18     36,897,002.50
February 25, 2004...........................  57,146,817.13     35,913,408.13
March 25, 2004..............................  55,815,591.68     34,953,335.45
April 25, 2004..............................  54,493,158.01     34,016,396.93
May 25, 2004................................  53,179,459.66     33,102,210.70
June 25, 2004...............................  51,874,440.54     32,210,400.49
July 25, 2004...............................  50,578,044.94     31,340,595.53
August 25, 2004.............................  49,290,217.50     30,492,430.51
September 25, 2004..........................  48,010,903.23     29,665,545.46
October 25, 2004............................  46,740,047.50     28,859,585.69
November 25, 2004...........................  45,477,596.02     28,074,201.74
December 25, 2004...........................  44,223,494.89     27,309,049.27
January 25, 2005............................  42,977,690.52     26,563,789.01
February 25, 2005...........................  41,740,129.71     25,838,086.71
March 25, 2005..............................  40,510,759.57     25,131,612.99
April 25, 2005..............................  39,289,527.59     24,444,043.38
May 25, 2005................................  38,076,381.58     23,775,058.16
June 25, 2005...............................  36,871,269.70     23,124,342.35
July 25, 2005...............................  35,674,140.46     22,491,585.62
August 25, 2005.............................  34,484,942.69     21,876,482.21
September 25, 2005..........................  33,303,625.55     21,278,730.91
October 25, 2005............................  32,130,138.55     20,698,034.95
November 25, 2005...........................  30,964,431.54     20,134,101.97
December 25, 2005...........................  29,806,454.66     19,586,643.94
January 25, 2006............................  28,656,158.40     19,055,377.09
February 25, 2006...........................  27,513,493.59     18,540,021.89
March 25, 2006..............................  26,378,411.36     18,040,302.95
April 25, 2006..............................  25,250,863.15     17,555,948.98
May 25, 2006................................  24,130,800.75     17,086,692.71
June 25, 2006...............................  23,018,176.25     16,632,270.88
July 25, 2006...............................  21,912,942.04     16,192,424.13
August 25, 2006.............................  20,876,209.46     15,824,694.32
September 25, 2006..........................  19,846,658.55     15,470,620.59
October 25, 2006............................  18,824,242.84     15,129,956.62
November 25, 2006...........................  17,808,916.16     14,802,459.77
December 25, 2006...........................  16,800,632.63     14,487,891.04
January 25, 2007............................  15,799,346.69     14,186,015.05
February 25, 2007...........................  14,805,013.07     13,896,599.94
March 25, 2007..............................  13,817,586.81     13,619,417.35
April 25, 2007..............................  12,837,023.22     13,354,242.37
May 25, 2007................................  11,863,277.95     13,100,853.48
June 25, 2007...............................  10,896,306.89     12,859,032.51
July 25, 2007...............................   9,936,066.25     12,628,564.58
August 25, 2007.............................   9,002,513.83     12,426,962.39
September 25, 2007..........................   8,075,508.08     12,236,004.38
October 25, 2007............................   7,155,006.31     12,055,487.70
November 25, 2007...........................   6,240,966.11     11,885,212.54
December 25, 2007...........................   5,333,345.36     11,724,982.19
January 25, 2008............................   4,432,102.21     11,574,602.93
February 25, 2008...........................   3,537,195.08     11,433,884.02
March 25, 2008..............................   2,648,582.68     11,302,637.64
April 25, 2008..............................   1,766,223.97     11,180,678.85
May 25, 2008................................     890,078.21     11,067,825.57
June 25, 2008...............................      20,104.91     10,963,898.50
July 25, 2008...............................           0.00     10,024,984.99
August 25, 2008.............................           0.00      9,151,175.96
September 25, 2008..........................           0.00      8,290,790.49
October 25, 2008............................           0.00      7,443,631.16
November 25, 2008...........................           0.00      6,609,503.35
December 25, 2008...........................           0.00      5,788,215.17
January 25, 2009............................           0.00      4,979,577.42
February 25, 2009...........................           0.00      4,183,403.55
March 25, 2009..............................           0.00      3,399,509.64
April 25, 2009..............................           0.00      2,627,714.35
May 25, 2009................................           0.00      1,867,838.90
June 25, 2009...............................           0.00      1,119,707.01
July 25, 2009...............................           0.00        383,144.89
August 25, 2009.............................           0.00              0.00